UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Noah D. Greenhill, Esq.

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2018 through August 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Money Market Funds

August 31, 2018 (Unaudited)

JPMorgan Prime Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

The following disclosure applies to the JPMorgan Liquid Assets Money Market Fund, JPMorgan Tax Free Money Market Fund and the JPMorgan Municipal Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following disclosure applies to the JPMorgan Prime Money Market Fund and JPMorgan Institutional Tax Free Money Market Fund.

You could lose money by investing in a Fund. Because the share price of each Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. A Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The following disclosure applies to the JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund and the JPMorgan 100% U.S. Treasury Securities Money Market Fund.

You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The world’s leading economies continued to expand in the six months ended August 31, 2018, though the pattern of synchronized global growth that had characterized the previous two years began to dissipate amid geopolitical tensions and rising borrowing costs for emerging market nations.

“During the reporting period, the current U.S. economic expansion became the second longest on record.” — George C.W. Gatch

U.S. gross domestic product (GDP) growth surged to 4.2% in the second quarter of 2018 from 2.2% in the first quarter. Notably, unemployment stood at 3.9% in August, though wage growth remained subdued. While the U.S. raised import tariffs on Chinese goods worth billions of dollars and the Chinese government responded in kind during the reporting period, trade tensions with China and other U.S. trading partners appeared to have little impact on business sentiment in the U.S. In response to continued economic growth and falling unemployment, the U.S. Federal Reserve raised benchmark interest rates in March and again in June. (Subsequent to the end of the reporting period, the central bank raised interest rates in September 2018.)

In the European Union, positive economic growth was clouded by political uncertainty. Second quarter GDP rose 2.1%, though core inflation remained below the European Central Bank’s (ECB) target rate. Unemployment in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008. However, a new government in Italy raised investor concerns that its budget plans would deviate from the European Commission’s stability and growth pact and force the commission to enact punitive measures. Against this backdrop, the ECB held to its plan to maintain interest rates at current levels until at least next summer. Meanwhile, negotiations over the U.K.’s exit from the European Union continued without resolution, raising political tensions between leaders in the EU and the U.K. as well as within the Britain’s ruling Conservative Party.

While trade tensions led to a decline in Chinese exports to the U.S., the Chinese government took steps to further stimulate domestic demand and capital outflows from China appeared limited at the end of the reporting period.

Meanwhile, select emerging market nations saw the value of their currencies and their sovereign debt plummet. Nations dependent on foreign lending and imported petroleum were hit hardest by rising U.S. interest rates and a strengthening U.S. dollar that effectively raised borrowing costs. The economies of Argentina, Brazil, South Africa and Turkey were among those hurt by rising borrowing costs and/or political uncertainty.

In financial markets, U.S. equities largely recovered from a sharp sell-off in February 2018 and outperformed other regions and other asset classes. Record corporate earnings, strong consumer spending and positive economic data bolstered equity prices and pushed the S&P 500 Index to record highs in August. Equity prices in other developed markets were weak and prices fell sharply in emerging markets. Bond markets were mixed, with limited positive returns in select U.S. Treasury bonds and U.S. high yield bonds (also called “junk bonds”) and negative returns for emerging markets debt. Notably, global energy prices rose somewhat during the reporting period, which supported oil exporting economies without becoming a large drag on global economic growth.

During the reporting period, the current U.S. economic expansion became the second longest on record. While the underlying fundamentals of continued global economic growth remained in place at the end of August, the longer-term impact of protectionist U.S. trade policy and the extent of currency devaluation in emerging markets were key issues looming over global financial markets.

We believe that investors may be best served by a well-diversified portfolio and a patient outlook. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve
Net Assets as of August 31, 2018	$43.6 Billion
Weighted Average Maturity^	25 calendar days
Weighted Average Life^^	74 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	40.9%
8–30 calendar days	36.2
31–60 calendar days	9.0
61–90 calendar days	9.0
91–180 calendar days	4.6
181+ calendar days	0.3

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Class C Shares	1.28%
Agency Shares	2.00
Capital Shares	2.09
IM Shares	2.11
Institutional Class Shares	2.05
Morgan Shares	1.74
Premier Shares	1.81
Reserve Shares	1.56

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.74)%, 1.95%, 2.06%, 2.11%, 2.00%, 1.73%, 1.80% and 1.45% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan Institutional Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Seeks current income while seeking to maintain liquidity and a low volatility of principal
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, IM and Institutional Class
Net Assets as of August 31, 2018	$600.9 Million
Weighted Average Maturity^	11 calendar days
Weighted Average Life^^	16 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	28.6%
8–30 calendar days	58.7
31–60 calendar days	12.7

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Agency Shares	1.30%
Capital Shares	1.38
IM Shares	1.40
Institutional Class Shares	1.35

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency.

^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.30%, 1.38%, 1.40% and 1.35% for Agency Shares, Capital Shares, IM Shares and Institutional Class Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Institutional Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, E*Trade^, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2018	$3.2 Billion
Weighted Average Maturity^^	27 calendar days
Weighted Average Life^^^	67 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	42.6%
8–30 calendar days	28.2
31–60 calendar days	14.5
61–90 calendar days	7.7
91–180 calendar days	6.8
181+ calendar days	0.2

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Class C Shares	1.28%
Agency Shares	2.00
Capital Shares	2.08
Institutional Class Shares	2.05
Investor Shares	1.74
Morgan Shares	1.66
Premier Shares	1.80
Reserve Shares	1.55

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	E*Trade Shares had no assets from the close of business on October 19, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.08%, 1.94%, 2.05%, 2.00%, 1.74%, 1.63%, 1.78% and 1.54% for Class C Shares, Agency Shares, Capital Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan U.S. Government Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct^, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of August 31, 2018	$133.1 Billion
Weighted Average Maturity^^	30 calendar days
Weighted Average Life^^^	86 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	55.2%
8–30 calendar days	21.5
31–60 calendar days	4.8
61–90 calendar days	8.0
91–180 calendar days	7.8
181+ calendar days	2.7

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Agency Shares	1.77%
Capital Shares	1.86
Eagle Class Shares	1.33
Eagle Private Wealth Class Shares	1.73
E*Trade Shares	1.02
IM Shares	1.88
Institutional Class Shares	1.82
Investor Shares	1.53
Morgan Shares	1.44
Premier Shares	1.58
Reserve Shares	1.33
Service Shares	0.97

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Agency Shares, Capital Shares, Eagle Class Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.73%, 1.83%, 1.33%, 1.73%, 0.96%, 1.88%, 1.77%, 1.53%, 1.42%, 1.57%, 1.32% and 0.97% for Agency Shares, Capital Shares, Eagle Class Shares, Eagle Private Wealth Class Shares, E*Trade Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class C, Agency, Capital, Direct^, IM, Institutional Class, Investor, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2018	$25.0 Billion
Weighted Average Maturity^^	15 calendar days
Weighted Average Life^^^	88 calendar days

MATURITY SCHEDULE*^^
2–7 calendar days	79.6%
8–30 calendar days	9.6
31–60 calendar days	2.5
61–90 calendar days	1.8
91–180 calendar days	6.5

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Class C Shares	1.06%
Agency Shares	1.78
Capital Shares	1.86
IM Shares	1.88
Institutional Class Shares	1.83
Investor Shares	1.53
Morgan Shares	1.44
Premier Shares	1.58
Reserve Shares	1.33

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	Direct Shares had no assets from the close of business on November 22, 2017.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 0.87%, 1.73%, 1.86%, 1.88%, 1.79%, 1.53%, 1.42%, 1.57% and 1.33% for Class C Shares, Agency Shares, Capital Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan Federal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan and Premier Shares
Net Assets as of August 31, 2018	$3.4 Billion
Weighted Average Maturity^	33 calendar days
Weighted Average Life^^	94 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	12.6%
8–30 calendar days	66.5
31–60 calendar days	5.8
61–90 calendar days	6.7
91–180 calendar days	5.5
181+ calendar days	2.9

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Agency Shares	1.75%
Institutional Class Shares	1.80
Morgan Shares	1.42
Premier Shares	1.56

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.70%, 1.75%, 1.28% and 1.54% for Agency Shares, Institutional Class Shares, Morgan Shares and Premier Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2018	$41.3 Billion
Weighted Average Maturity^	44 calendar days
Weighted Average Life^^	99 calendar days

MATURITY SCHEDULE*^
2–7 calendar days	24.7%
8–30 calendar days	38.5
61–90 calendar days	22.7
91–180 calendar days	14.1

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Agency Shares	1.77%
Capital Shares	1.86
Institutional Class Shares	1.83
Morgan Shares	1.44
Premier Shares	1.58
Reserve Shares	1.33

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.72%, 1.83%, 1.78%, 1.42%, 1.57% and 1.32% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan Tax Free Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of August 31, 2018	$15.7 Billion
Weighted Average Maturity^	11 calendar days
Weighted Average Life^^	11 calendar days

MATURITY SCHEDULE**^
2–7 calendar days	24.0%
8–30 calendar days	68.7
31–60 calendar days	5.0
61-90 calendar days	2.0
91–180 calendar days	0.3

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Agency Shares	1.32%
Institutional Class Shares	1.37
Morgan Shares	0.99
Premier Shares	1.13
Reserve Shares	0.88

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.27%, 1.32%, 0.88%, 1.12% and 0.87% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Municipal Money Market Fund

FUND FACTS

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Eagle Class, E*Trade^, Institutional Class, Morgan, Premier and Service Shares
Net Assets as of August 31, 2018	$2.8 Billion
Weighted Average Maturity^^	9 calendar days
Weighted Average Life^^^	9 calendar days

MATURITY SCHEDULE**^^
2–7 calendar days	9.3%
8–10 calendar days	90.7

7-DAY SEC YIELD AS OF AUGUST 31, 2018(1)
Agency Shares	1.36%
Eagle Class Shares	0.92
Institutional Class Shares	1.41
Morgan Shares	1.03
Premier Shares	1.17
Service Shares	0.57

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	E*Trade Shares had no assets from the close of business on September 21, 2016.
^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.

^^^

The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of August 31, 2018.
(1)

The yields for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been 1.30%, 0.90%, 1.35%, 0.97%, 1.15% and 0.55% for Agency Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

10	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 15.1%
Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 1.96% - 1.97%, dated 8/31/2018, due 9/4/18, repurchase price $500,109. [1]	500,000	500,000
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 1.97%, dated 8/31/2018, due 9/4/18, repurchase price $588,959. [2]	588,830	588,830
Barclays Capital, Inc., 2.16%, dated 8/31/2018, due 9/7/2018, repurchase price $190,080, collateralized by Asset-Backed Securities, 3.75% - 5.80%, due 3/25/2024 - 7/25/2056, Collateralized Mortgage Obligations, 3.05% - 5.50%, due 6/25/2035 - 5/17/2061, and FNMA Connecticut Avenue Securities, 4.00% - 9.21%, due 11/25/2021 - 8/25/2056, with a value of $206,439.	190,000	190,000
Barclays Capital, Inc., 2.43%, dated 8/31/2018, due 10/5/2018, repurchase price $400,946, collateralized by Asset-Backed Securities, 3.10% - 10.00%, due 3/15/2022 - 4/30/2048, Collateralized Mortgage Obligations, 0.00% - 6.00%, due 12/15/2034 - 9/17/2057, and FNMA Connecticut Avenue Securities, 4.00% - 13.81%, due 11/25/2021 - 8/25/2056, with a value of $433,277.	400,000	400,000
BMO Capital Markets Corp., 2.01%, dated 8/31/2018, due 9/4/2018, repurchase price $255,057, collateralized by Asset-Backed Securities, 1.89% - 3.17%, due 12/19/2019 - 2/25/2066, Corporate Bonds, 1.25% - 9.25%, due 1/18/2019 - 5/1/2058, Corporate Notes, 1.90% - 3.45%, due 1/22/2019 - 4/17/2024, and Sovereign Government Securities, 1.25% - 2.38%, due 2/4/2019 - 1/29/2021, with a value of $268,313.	255,000	255,000
BNP Paribas SA, 2.10%, dated 8/31/2018, due 9/4/2018, repurchase price $135,032, collateralized by Corporate Bonds, 0.00% - 12.00%, due 4/15/2019 - 12/31/2099, and FNMA Connecticut Avenue Securities, 5.51%, due 10/25/2029, with a value of $145,819.	135,000	135,000
BNP Paribas SA, 2.10%, dated 8/31/2018, due 9/6/2018, repurchase price $200,070, collateralized by Asset-Backed Securities, 0.00% - 5.02%, due 9/15/2025 - 3/25/2036, and Corporate Bonds, 0.00% - 9.88%, due 10/15/2020 - 7/18/2036, with a value of $214,388.	200,000	200,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Citigroup Global Markets Holdings, Inc., 2.51%, dated 8/31/2018, due 10/22/2018, repurchase price $238,562, collateralized by U.S. Treasury Securities, 1.25% - 2.00%, due 6/30/2019 - 6/30/2024, with a value of $242,454.	237,700	237,700
Citigroup Global Markets Holdings, Inc., 2.92%, dated 8/31/2018, due 12/4/2018, repurchase price $228,951, collateralized by Asset-Backed Securities, 3.00% - 5.03%, due 4/18/2026 - 10/25/2057, and Collateralized Mortgage Obligations, 1.03% - 5.98%, due 8/10/2045 - 8/25/2057, with a value of $244,445.	227,200	227,200
Credit Suisse Securities USA LLC, 2.11%, dated 8/31/2018, due 9/5/2018, repurchase price $85,025, collateralized by Asset-Backed Securities, 0.00% - 6.02%, due 12/16/2021 - 8/25/2064, and Collateralized Mortgage Obligations, 0.25% - 6.00%, due 12/26/2030 - 8/17/2048, with a value of $93,083.	85,000	85,000
Credit Suisse Securities USA LLC, 2.48%, dated 8/31/2018, due 10/5/2018, repurchase price $481,157, collateralized by Asset-Backed Securities, 0.00% - 15.00%, due 1/15/2021 - 8/25/2057, Collateralized Mortgage Obligations, 0.00% - 13.11%, due 7/20/2020 - 1/17/2059, and FNMA Connecticut Avenue Securities, 3.00% - 4.75%, due 5/25/2045 - 11/26/2057, with a value of $527,592.	480,000	480,000
HSBC Securities USA, Inc., 2.17%, dated 8/31/2018, due 9/4/2018, repurchase price $205,049, collateralized by Corporate Bonds, 3.80% - 12.00%, due 2/15/2020 - 12/31/2099, and Municipal Debt Securities, 5.35%, due 8/1/2031, with a value of $221,453.	205,000	205,000
ING Financial Markets LLC, 2.07%, dated 8/31/2018, due 9/4/2018, repurchase price $158,036, collateralized by Corporate Bonds, 2.90% - 3.80%, due 10/30/2020 - 8/15/2028, Corporate Notes, 3.50%, due 1/12/2024, and Sovereign Government Securities, 3.38% - 6.38%, due 7/12/2020 - 1/15/2045, with a value of $166,687.	158,000	158,000
ING Financial Markets LLC, 2.11%, dated 8/31/2018, due 9/4/2018, repurchase price $125,029, collateralized by Corporate Bonds, 3.70% - 9.25%, due 12/1/2020 - 3/1/2078, and Sovereign Government Securities, 5.75%, due 9/26/2023, with a value of $135,032.	125,000	125,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
ING Financial Markets LLC, 2.07%, dated 8/31/2018, due 9/5/2018, repurchase price $200,058, collateralized by Corporate Bonds, 2.90% - 3.70%, due 10/30/2020 - 8/15/2025, Corporate Notes, 2.88% - 3.50%, due 1/12/2024 - 8/15/2025, and Sovereign Government Securities, 3.38% - 6.38%, due 7/12/2020 - 1/15/2045, with a value of $209,579.	200,000	200,000
Merrill Lynch PFS, Inc., 2.16%, dated 8/31/2018, due 9/4/2018, repurchase price $200,048, collateralized by Corporate Bonds, 3.88% - 12.00%, due 10/15/2018 - 12/31/2099, and Corporate Notes, 7.35%, due 12/1/2026, with a value of $216,000.	200,000	200,000
Merrill Lynch PFS, Inc., 2.40%, dated 8/31/2018, due 10/5/2018, repurchase price $275,642, collateralized by Corporate Bonds, 3.15% - 12.00%, due 1/15/2020 - 4/1/2037, and Corporate Notes, 8.50%, due 7/28/2025, with a value of $297,000.	275,000	275,000
Societe Generale SA, 2.14%, dated 8/31/2018, due 9/4/2018, repurchase price $925,220, collateralized by Corporate Bonds, 2.10% - 12.75%, due 11/15/2018 - 1/1/2099, Corporate Notes, 3.30% - 5.63%, due 1/31/2023 - 5/20/2043, and Sovereign Government Securities, 3.70% - 11.88%, due 3/11/2019 - 3/13/2048, with a value of $996,646.	925,000	925,000
Societe Generale SA, 2.19%, dated 8/31/2018, due 9/4/2018, repurchase price $865,210, collateralized by Corporate Bonds, 1.70% - 13.75%, due 9/26/2018 - 6/5/2115, Corporate Notes, 2.63% - 9.38%, due 3/25/2020 - 5/20/2043, FHLMC, 11.00%, due 9/1/2020, Sovereign Government Securities, 3.25% - 11.88%, due 3/11/2019 - 4/23/2048, and U.S. Treasury Securities, 1.25% - 2.00%, due 5/31/2019 - 1/31/2020, with a value of $931,904.	865,000	865,000
UBS Securities LLC, 2.12%, dated 8/31/2018, due 9/10/2018, repurchase price $300,177, collateralized by Asset-Backed Securities, 4.75%, due 10/11/2023, Corporate Bonds, 1.75% - 10.18%, due 12/7/2018 - 1/24/2077, Corporate Notes, 1.90% - 7.00%, due 1/17/2019 - 11/4/2044, and Sovereign Government Securities, 0.00%, due 6/29/2037, with a value of $315,002.	300,000	300,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wells Fargo Securities LLC, 2.01%, dated 8/31/2018, due 9/4/2018, repurchase price $25,006, collateralized by Sovereign Government Securities, 1.88% - 4.88%, due 4/1/2019 - 6/17/2019, with a value of $26,257.	25,000	25,000

Total Repurchase Agreements (COST $6,576,730)		6,576,730

U.S. Government Agency Securities — 0.5%
FHLB
DN, 1.93%, 9/17/2018 (b)	100,000	99,930
DN, 1.92%, 9/19/2018 (b)	100,000	99,919

Total U.S. Government Agency Securities (Cost $199,818)		199,849

Municipal Bonds - 0.3%
Alaska - 0.2%
Alaska Housing Finance Corp., State Capital Project Series A, Rev., VRDO, 1.98%, 9/10/2018 (c)	90,000	90,000

California - 0.1%
City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments
Series H-4, Rev., VRDO, LOC: Bank of China, 2.04%, 9/10/2018 (c)	24,190	24,190
Series H-3, Rev., VRDO, LOC: Bank of China, 2.05%, 9/10/2018 (c)	15,190	15,190

		39,380

New York - 0.0% (d)
New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.12%, 9/4/2018 (c)	18,350	18,350

Total Municipal Bonds (Cost $147,730)		147,730

Supranational - 0.2%
International Bank for Reconstruction & Development (Supranational) 2.05%, 10/1/2018 (Cost $99,829)	100,000	99,846

Short-Term Investments - 84.8%
Certificates of Deposit - 36.0%
Agricultural Bank of China Ltd. (China) 2.45%, 9/11/2018	25,002	25,002
Banco Del Estado De Chile (Chile) 2.29%, 10/31/2018	60,000	60,016
2.29%, 11/5/2018	30,000	30,007
Bank of China Ltd. (China) 2.50%, 11/21/2018	100,000	100,011

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Certificates of Deposit — continued
Bank of Montreal (Canada) 2.27%, 9/27/2018	100,000	100,017
2.28%, 11/7/2018	300,000	300,042
2.30%, 11/26/2018	150,000	150,008
Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 1 Month + 0.23%), 2.31%, 9/4/2018 (e)	75,000	75,027
(ICE LIBOR USD 1 Month + 0.32%), 2.40%, 9/19/2018 (e)	97,000	97,115
(ICE LIBOR USD 1 Month + 0.27%), 2.35%, 8/2/2019 (e)	75,000	75,000
BNP Paribas SA (France) (ICE LIBOR USD 1 Month + 0.28%), 2.35%, 9/11/2018 (e)	100,000	100,057
(ICE LIBOR USD 1 Month + 0.33%), 2.39%, 9/17/2018 (e)	110,000	110,021
(ICE LIBOR USD 3 Month + 0.25%), 2.59%, 9/26/2018 (e)	137,000	137,093
(ICE LIBOR USD 3 Month + 0.25%), 2.59%, 9/27/2018 (e)	100,000	100,071
(ICE LIBOR USD 3 Month + 0.13%), 2.47%, 10/5/2018 (e)	135,000	135,011
(ICE LIBOR USD 3 Month + 0.02%), 2.36%, 11/6/2018 (e)	109,000	108,995
Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.20%), 2.28%, 9/4/2018 (e)	150,000	150,058
China Construction Bank Corp.
2.45%, 9/4/2018	125,000	125,006
2.45%, 9/7/2018	50,000	50,004
2.50%, 9/17/2018	150,000	150,029
2.50%, 10/2/2018	100,000	100,030
2.50%, 10/9/2018	100,000	100,032
2.52%, 11/2/2018	25,000	25,008
2.52%, 11/9/2018	105,000	105,028
2.50%, 11/19/2018	21,002	21,002
2.50%, 12/3/2018	69,999	69,999
Commonwealth Bank of Australia (Australia)
(ICE LIBOR USD 1 Month + 0.22%), 2.30%, 9/6/2018 (e)	50,000	50,000
(ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/30/2018 (e)	125,000	125,069
(ICE LIBOR USD 3 Month + 0.25%), 2.59%, 4/3/2019 (e)	50,000	50,046
Cooperatieve Rabobank UA (Netherlands)
(ICE LIBOR USD 1 Month + 0.18%), 2.24%, 9/11/2018 (e)	100,000	100,037
(ICE LIBOR USD 1 Month + 0.41%), 2.47%, 9/17/2018 (e)	250,000	250,195

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued
(ICE LIBOR USD 1 Month + 0.22%), 2.28%, 9/27/2018 (e)	200,000	199,994
(ICE LIBOR USD 3 Month + 0.08%), 2.42%, 11/6/2018 (e)	200,000	199,969
Credit Agricole Corporate and Investment Bank (France)
2.30%, 10/2/2018	150,000	150,050
2.45%, 1/25/2019	65,000	65,031
Credit Industriel et Commercial (France)
(ICE LIBOR USD 1 Month + 0.29%), 2.37%, 9/4/2018 (e)	46,000	46,043
(ICE LIBOR USD 1 Month + 0.30%), 2.38%, 9/8/2018 (e)	200,000	200,147
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (e)	450,000	450,413
2.18%, 9/26/2018 (b)	5,000	4,993
(ICE LIBOR USD 3 Month + 0.09%), 2.43%, 10/5/2018 (e)	60,000	60,003
(ICE LIBOR USD 3 Month + 0.07%), 2.38%, 11/23/2018 (e)	50,000	49,996
2.53%, 1/28/2019 (b)	300,000	296,913
2.52%, 2/11/2019 (b)	120,000	118,639
Dexia Credit Local SA (France) (ICE LIBOR USD 1 Month + 0.18%), 2.24%, 9/10/2018 (e)	30,000	30,008
Industrial & Commercial Bank of China Ltd. (China)
2.45%, 9/4/2018	120,000	120,006
2.45%, 9/6/2018	195,000	195,014
2.50%, 10/9/2018	50,000	50,016
2.50%, 10/29/2018	15,000	15,005
2.50%, 11/16/2018	336,000	336,054
2.50%, 11/19/2018	25,000	25,003
2.50%, 11/20/2018	25,000	25,003
2.50%, 11/30/2018	119,999	119,999
ING Bank NV (Netherlands)
(ICE LIBOR USD 3 Month + 0.11%), 2.42%, 10/9/2018 (e)	200,000	200,000
2.36%, 11/1/2018	165,000	165,000
(ICE LIBOR USD 3 Month + 0.12%), 2.42%, 11/21/2018 (e)	150,000	150,000
2.50%, 12/27/2018	155,000	155,000
2.51%, 1/31/2019	270,000	270,000
ING BANK NV (ICE LIBOR USD 3 Month + 0.20%), 2.54%, 10/6/2018 (e)	200,000	200,000
Landesbank Hessen-Thueringen (Germany) 1.94%, 9/4/2018	100,000	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Certificates of Deposit — continued
Lloyds Bank Corporate Markets plc (United Kingdom) 2.31%, 10/26/2018 (b)	50,000	49,831
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.31%), 2.39%, 9/6/2018 (e)	120,000	120,068
(ICE LIBOR USD 1 Month + 0.30%), 2.38%, 9/9/2018 (e)	140,000	140,065
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (e)	75,000	75,050
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (e)	150,000	150,000
2.32%, 9/20/2018 (b)	100,000	99,883
(ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/22/2018 (e)	50,000	50,020
(ICE LIBOR USD 1 Month + 0.19%), 2.27%, 10/9/2018 (e)	195,000	194,991
2.30%, 11/9/2018 (b)	30,000	29,871
Mizuho Bank Ltd. (Japan)
(ICE LIBOR USD 1 Month + 0.32%), 2.38%, 9/10/2018 (e)	225,000	225,026
2.41%, 9/10/2018 (b)	100,000	99,941
(ICE LIBOR USD 1 Month + 0.20%), 2.27%, 9/13/2018 (e)	50,000	50,006
(ICE LIBOR USD 1 Month + 0.20%), 2.26%, 9/28/2018 (e)	385,000	385,063
Mizuho Corporate Bank Ltd. (United Kingdom) 2.35%, 11/15/2018 (b)	100,000	99,514
2.34%, 11/21/2018 (b)	25,000	24,867
Natixis SA (France) (ICE LIBOR USD 1 Month + 0.25%), 2.31%, 9/10/2018 (e)	200,000	200,107
(ICE LIBOR USD 1 Month + 0.22%), 2.29%, 9/21/2018 (e)	250,000	250,103
(ICE LIBOR USD 3 Month + 0.10%), 2.41%, 11/19/2018 (e)	100,000	99,993
2.50%, 2/7/2019	120,000	120,047
Norinchukin Bank (The) (United Kingdom)
2.20%, 9/25/2018 (b)	80,000	79,883
2.08%, 9/28/2018 (b)	125,000	124,806
2.09%, 10/4/2018 (b)	230,000	229,600
2.34%, 10/5/2018 (b)	50,000	49,896
Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.21%), 2.28%, 9/24/2018 (e)	100,000	100,043
Royal Bank of Canada (Canada)
(ICE LIBOR USD 3 Month + 0.17%), 2.50%, 9/21/2018 (e)	75,000	75,005

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued
(ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/23/2018 (e)	75,000	75,026
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/24/2018 (e)	30,000	30,023
(ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (e)	10,000	10,006
(ICE LIBOR USD 3 Month + 0.08%), 2.43%, 11/2/2018 (e)	145,000	144,986
Shizuoka Bank Ltd. (The) (Japan)
2.17%, 9/25/2018	30,001	30,001
2.19%, 10/9/2018	40,002	40,002
Skandinaviska Enskilda Banken AB (Sweden) (ICE LIBOR USD 1 Month + 0.28%), 2.36%, 9/10/2018 (e)	70,000	70,044
Societe Generale SA (France) 2.46%, 1/31/2019	100,000	100,028
Standard Chartered Bank (United Kingdom)
2.30%, 9/19/2018	50,000	50,009
(ICE LIBOR USD 3 Month + 0.14%), 2.48%, 10/3/2018 (e)	250,000	250,019
(ICE LIBOR USD 3 Month + 0.05%), 2.36%, 11/26/2018 (e)	14,999	14,999
(ICE LIBOR USD 3 Month + 0.08%), 2.40%, 11/29/2018 (e)	135,000	134,994
2.48%, 1/25/2019	200,000	200,027
Sumitomo Mitsui Banking Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.23%), 2.35%, 9/4/2018 (e)	100,000	100,037
(ICE LIBOR USD 1 Month + 0.18%), 2.25%, 9/10/2018 (e)	100,000	100,013
(ICE LIBOR USD 1 Month + 0.31%), 2.39%, 9/10/2018 (e)	150,000	150,071
(ICE LIBOR USD 1 Month + 0.26%), 2.32%, 9/16/2018 (e)	50,000	50,022
(ICE LIBOR USD 1 Month + 0.22%), 2.29%, 9/23/2018 (e)	100,000	100,029
(ICE LIBOR USD 1 Month + 0.20%), 2.27%, 9/28/2018 (e)	150,000	149,993
(ICE LIBOR USD 1 Month + 0.21%), 2.27%, 9/28/2018 (e)	150,000	150,034
(ICE LIBOR USD 1 Month + 0.22%), 2.28%, 9/28/2018 (e)	200,000	200,057
(ICE LIBOR USD 1 Month + 0.26%), 2.33%, 9/29/2018 (e)	80,000	80,024
(ICE LIBOR USD 1 Month + 0.20%), 2.28%, 10/3/2018 (e)	170,000	169,986

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Certificates of Deposit — continued
Sumitomo Mitsui Trust Bank Ltd. (United Kingdom)
(ICE LIBOR USD 1 Month + 0.25%), 2.33%, 9/5/2018 (e)	100,000	100,031
(ICE LIBOR USD 1 Month + 0.20%), 2.28%, 9/20/2018 (e)	100,000	100,020
(ICE LIBOR USD 1 Month + 0.16%), 2.23%, 9/24/2018 (e)	92,000	92,004
(ICE LIBOR USD 1 Month + 0.24%), 2.31%, 9/30/2018 (e)	100,000	99,988
2.30%, 10/26/2018 (b)	200,000	199,318
(ICE LIBOR USD 1 Month + 0.39%), 2.45%, 11/13/2018 (e)	195,000	195,000
2.48%, 1/28/2019 (b)	20,000	19,797
Svenska Handelsbanken AB (Sweden)
(ICE LIBOR USD 1 Month + 0.16%), 2.24%, 9/8/2018 (e)	100,000	100,030
(ICE LIBOR USD 1 Month + 0.27%), 2.33%, 9/15/2018 (e)	325,000	325,258
(ICE LIBOR USD 1 Month + 0.22%), 2.30%, 9/18/2018 (e)	200,000	200,094
(ICE LIBOR USD 1 Month + 0.21%), 2.28%, 9/23/2018 (e)	135,000	135,068
Wells Fargo Bank NA
(ICE LIBOR USD 1 Month + 0.35%), 2.42%, 9/11/2018 (e)	100,000	100,134
(ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/13/2018 (e)	200,000	200,070
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/22/2018 (e)	250,000	250,150
(ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/27/2018 (e)	100,000	100,046
(ICE LIBOR USD 1 Month + 0.27%), 2.34%, 9/28/2018 (e)	195,000	195,139
(ICE LIBOR USD 1 Month + 0.28%), 2.34%, 9/28/2018 (e)	375,000	375,320
(ICE LIBOR USD 1 Month + 0.21%), 2.28%, 9/30/2018 (e)	130,000	130,050
Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.23%), 2.31%, 9/20/2018 (e)	100,000	100,050

Total Certificates of Deposit (Cost $15,710,692)		15,715,011

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Time Deposits — 24.7%
Australia & New Zealand Banking Group Ltd.
1.91%, 9/4/2018	500,000	500,000
1.94%, 9/4/2018	450,000	450,000
1.96%, 9/4/2018	400,000	400,000
BNP Paribas SA
1.95%, 9/4/2018	200,000	200,000
1.95%, 9/5/2018	175,000	175,000
China Construction Bank Corp. 1.93%, 9/4/2018	705,000	705,000
Citibank NA 1.94%, 9/6/2018	350,000	350,000
DZ Bank AG 1.91%, 9/4/2018	500,000	500,000
Erste Group Bank AG 1.92%, 9/4/2018	490,000	490,000
First Abu Dhabi Bank PJSC 1.92%, 9/4/2018	755,000	755,000
Industrial & Commercial Bank of China Ltd.
1.93%, 9/4/2018	500,000	500,000
1.93%, 9/4/2018	505,000	505,000
ING Bank NV 1.92%, 9/4/2018	150,000	150,000
KBC Bank NV 1.91%, 9/4/2018	800,000	800,000
Mizuho Bank Ltd. 1.91%, 9/4/2018	400,000	400,000
Natixis SA (France) 1.91%, 9/4/2018	595,000	595,000
Nordea Bank AB
1.91%, 9/4/2018	500,000	500,000
1.91%, 9/4/2018	990,269	990,269
Royal Bank of Canada 1.93%, 9/4/2018	500,000	500,000
Skandinaviska Enskilda TD 1.91%, 9/4/2018	16,490	16,490
Swedbank AB 1.91%, 9/4/2018	1,000,000	1,000,000
The Chiba Bank Ltd. 1.93%, 9/4/2018	295,000	295,000

Total Time Deposits (Cost $10,776,759)		10,776,759

Commercial Paper — 22.1%
Alpine Securitization Ltd. (Switzerland)
2.40%, 11/1/2018 (f)	50,000	50,019
2.50%, 1/22/2019 (f)	102,000	102,000
Atlantic Asset Securitization LLC (ICE LIBOR USD 1 Month + 0.18%), 2.26%, 9/6/2018 (e)	20,000	20,000
Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/30/2018 (e) (f)	175,000	175,118
Bank Nederlandse Gemeenten NV (Netherlands) 2.05%, 9/10/2018 (b)	250,000	249,862
Bank of China Ltd. (China) 2.52%, 9/12/2018 (b) (f)	100,000	99,934
2.53%, 10/9/2018 (b) (f)	50,000	49,884

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
2.56%, 10/23/2018 (b)	33,000	32,893
2.51%, 11/5/2018 (b)	500,000	497,899
Bank of Nova Scotia (The) (Canada) (ICE LIBOR USD 3 Month + 0.08%), 2.42%, 11/8/2018 (e) (f)	65,000	64,994
Barclays Bank plc (United Kingdom) 2.32%, 11/13/2018 (b) (f)	100,000	99,541
Bedford Row Funding Corp.
(ICE LIBOR USD 1 Month + 0.46%), 2.54%, 9/4/2018 (e) (f)	50,000	50,093
(ICE LIBOR USD 1 Month + 0.22%), 2.30%, 9/6/2018 (e) (f)	20,001	20,001
(ICE LIBOR USD 1 Month + 0.24%), 2.32%, 9/6/2018 (e) (f)	85,000	85,026
(ICE LIBOR USD 1 Month + 0.26%), 2.34%, 9/8/2018 (e) (f)	100,000	100,057
(ICE LIBOR USD 1 Month + 0.29%), 2.37%, 9/8/2018 (e) (f)	20,000	20,016
(ICE LIBOR USD 1 Month + 0.34%), 2.40%, 9/10/2018 (e) (f)	103,000	103,133
(ICE LIBOR USD 1 Month + 0.24%), 2.31%, 9/13/2018 (e) (f)	20,000	20,007
(ICE LIBOR USD 1 Month + 0.24%), 2.35%, 9/20/2018 (e) (f)	100,000	100,046
(ICE LIBOR USD 1 Month + 0.27%), 2.33%, 9/26/2018 (e) (f)	69,000	69,045
(ICE LIBOR USD 1 Month + 0.22%), 2.28%, 9/27/2018 (e) (f)	25,000	25,005
(ICE LIBOR USD 3 Month + 0.11%), 2.42%, 11/26/2018 (e) (f)	35,000	34,997
BNZ International Funding Ltd. (New Zealand) (ICE LIBOR USD 1 Month + 0.38%), 2.44%, 9/17/2018 (e) (f)	40,000	40,022
BPCE SA (France) 2.33%, 9/12/2018 (b) (f)	105,000	104,932
2.51%, 10/31/2018 (b) (f)	100,000	99,642
Commonwealth Bank of Australia (Australia)
(ICE LIBOR USD 1 Month + 0.20%), 2.28%, 9/4/2018 (e) (f)	87,000	87,034
(ICE LIBOR USD 1 Month + 0.23%), 2.31%, 9/8/2018 (e) (f)	50,000	50,024
(ICE LIBOR USD 1 Month + 0.20%), 2.26%, 9/10/2018 (e) (f)	83,000	83,024
(ICE LIBOR USD 1 Month + 0.20%), 2.27%, 9/13/2018 (e) (f)	165,000	165,050
(ICE LIBOR USD 1 Month + 0.20%), 2.26%, 9/15/2018 (e) (f)	30,000	30,009
(ICE LIBOR USD 1 Month + 0.26%), 2.33%, 9/22/2018 (e) (f)	125,000	125,067

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
(ICE LIBOR USD 1 Month + 0.21%), 2.27%, 9/27/2018 (e) (f)	125,000	125,052
Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.30%, 11/26/2018 (e)	35,000	34,997
DBS Bank Ltd. (Singapore) 2.27%, 10/3/2018 (b) (f)	50,000	49,903
2.46%, 1/23/2019 (b) (f)	85,000	84,162
Erste Finance LLC (Austria) 2.16%, 10/9/2018 (b)	121,000	120,697
First Abu Dhabi Bank PJSC (United Arab Emirates)
2.33%, 9/11/2018 (b) (f)	80,000	79,952
2.34%, 9/13/2018 (b) (f)	400,000	399,714
2.34%, 9/18/2018 (b) (f)	35,000	34,965
2.34%, 9/28/2018 (b) (f)	54,000	53,913
2.32%, 10/22/2018 (b) (f)	82,000	81,739
2.35%, 10/26/2018 (b) (f)	150,000	149,477
2.31%, 11/13/2018 (b) (f)	50,000	49,760
General Electric Co. 1.94%, 9/6/2018 (b)	150,000	149,951
Gotham Funding Corp.
2.31%, 10/9/2018 (b) (f)	25,000	24,944
2.31%, 10/11/2018 (b) (f)	62,000	61,853
2.31%, 12/6/2018 (b) (f)	39,197	38,956
2.31%, 12/10/2018 (b) (f)	50,000	49,678
HSBC Bank plc (United Kingdom)
(ICE LIBOR USD 1 Month + 0.21%), 2.29%, 9/5/2018 (e) (f)	32,000	32,013
(ICE LIBOR USD 1 Month + 0.21%), 2.27%, 9/26/2018 (e) (f)	150,000	150,054
(ICE LIBOR USD 3 Month + 0.17%), 2.51%, 10/3/2018 (e) (f)	210,000	210,095
ING US Funding LLC (Netherlands) (ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (e)	90,000	90,073
Lloyds Bank plc (United Kingdom) (ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/10/2018 (e)	100,000	100,011
LMA-Americas LLC 2.37%, 9/10/2018 (b) (f)	70,100	70,062
2.31%, 9/11/2018 (b) (f)	60,000	59,964
Mitsubishi UFJ Trust & Banking Corp. (Japan) 2.33%, 9/18/2018 (b) (f)	50,000	49,950
National Australia Bank Ltd. (Australia)
(ICE LIBOR USD 1 Month + 0.31%), 2.37%, 9/11/2018 (e) (f)	80,000	80,105
(ICE LIBOR USD 1 Month + 0.19%), 2.27%, 9/20/2018 (e) (f)	125,000	125,039
(ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (e) (f)	75,000	75,071

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
Natixis SA (France)
(ICE LIBOR USD 1 Month + 0.44%), 2.51%, 9/12/2018 (e)	200,000	200,036
(ICE LIBOR USD 1 Month + 0.36%), 2.42%, 9/15/2018 (e)	73,000	73,076
(ICE LIBOR USD 1 Month + 0.30%), 2.37%, 9/21/2018 (e)	125,000	125,082
Nederlandse Waterschapsbank NV (Netherlands) 2.11%, 10/9/2018 (b) (f)	250,000	249,442
Nestle Capital Corp. (Switzerland) 2.42%, 12/19/2018 (b) (f)	125,000	124,152
Nieuw Amsterdam Receivables Corp.
2.30%, 9/4/2018 (b) (f)	100,000	99,978
2.16%, 10/10/2018 (b) (f)	20,000	19,954
Old Line Funding LLC
(ICE LIBOR USD 1 Month + 0.15%), 2.31%, 9/4/2018 (b) (e) (f)	100,000	100,000
(ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/22/2018 (e) (f)	40,000	40,015
Oversea-Chinese Banking Corp. Ltd. (Singapore)
(ICE LIBOR USD 1 Month + 0.25%), 2.33%, 9/9/2018 (e) (f)	150,000	150,080
(ICE LIBOR USD 1 Month + 0.27%), 2.34%, 9/13/2018 (e) (f)	20,000	20,007
2.45%, 1/23/2019 (b) (f)	65,000	64,389
Sheffield Receivables Co. LLC (United Kingdom) (SOFRRATE + 0.35%), 2.28%, 9/28/2018 (e) (f)	25,000	25,000
Standard Chartered Bank (United Kingdom) 2.48%, 1/25/2019 (b) (f)	15,000	14,851
Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.31%, 10/31/2018 (b) (f)	110,000	109,597
Thunder Bay Funding LLC
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (e) (f)	90,000	90,078
(ICE LIBOR USD 1 Month + 0.24%), 2.31%, 9/27/2018 (e) (f)	150,000	150,000
(ICE LIBOR USD 1 Month + 0.20%), 2.31%, 10/3/2018 (e) (f)	250,000	250,060
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 3 Month + 0.06%), 2.41%, 9/4/2018 (b) (e) (f)	130,000	130,000
(ICE LIBOR USD 1 Month + 0.27%), 2.35%, 9/8/2018 (e)	150,000	150,107
(ICE LIBOR USD 1 Month + 0.37%), 2.43%, 9/11/2018 (e) (f)	200,000	200,310

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
(ICE LIBOR USD 1 Month + 0.19%), 2.26%, 9/12/2018 (e) (f)	50,000	50,005
(ICE LIBOR USD 1 Month + 0.27%), 2.34%, 9/14/2018 (e) (f)	200,000	200,144
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/22/2018 (e) (f)	240,000	240,136
(ICE LIBOR USD 3 Month + 0.27%), 2.61%, 9/26/2018 (e) (f)	130,000	130,158
(ICE LIBOR USD 3 Month + 0.07%), 2.42%, 11/2/2018 (e) (f)	175,000	174,983
Toyota Credit Canada, Inc. (Canada) (ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/16/2018 (e)	50,000	50,026
Toyota Finance Australia Ltd. (Australia)
(ICE LIBOR USD 1 Month + 0.21%), 2.29%, 9/20/2018 (e)	30,000	30,009
(ICE LIBOR USD 1 Month + 0.21%), 2.29%, 9/20/2018 (e)	15,000	15,005
Toyota Motor Corp. (Japan) (ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (e)	70,000	70,038
Toyota Motor Credit Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (e)	135,000	135,074
(ICE LIBOR USD 3 Month + 0.08%), 2.43%, 11/2/2018 (e)	35,000	34,997
UBS AG (Switzerland)
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (e) (f)	100,000	100,066
(ICE LIBOR USD 1 Month + 0.30%), 2.37%, 9/23/2018 (e) (f)	90,000	90,060
(ICE LIBOR USD 3 Month + 0.09%), 2.41%, 11/16/2018 (e) (f)	135,000	134,990
Victory Receivables Corp. 2.04%, 10/3/2018 (b) (f)	76,929	76,784
Westpac Banking Corp. (Australia)
(ICE LIBOR USD 1 Month + 0.19%), 2.27%, 9/5/2018 (e) (f)	90,000	90,004
(ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/14/2018 (e) (f)	100,000	100,049
(ICE LIBOR USD 1 Month + 0.19%), 2.25%, 9/27/2018 (e) (f)	50,000	50,007

Total Commercial Paper (Cost $9,641,990)		9,645,273

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
U.S. Treasury Obligations — 2.0%
U.S. Treasury Bills 1.91%, 9/6/2018 (b)	150,000	149,984
1.92%, 9/13/2018 (b)	730,000	729,652

Total U.S. Treasury Obligations (Cost $879,494)		879,636

Total Short-term Investments (Cost $37,008,935)		37,016,679

Total Investments — 100.9% (Cost $44,033,042)		44,040,834
Liabilities in Excess of Other Assets — (0.9%)		(402,352)

NET ASSETS — 100.0%		43,638,482

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	The rate shown is the effective yield as of August 31, 2018.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 31, 2018, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Prime Money Market Fund	$500,000	$500,109	$510,148

Repurchase Agreements — August 31, 2018, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Prime Money Market Fund
BNP Paribas SA	1.97%	$100,917
Credit Agricole Corporate and Investment Bank	1.97%	22,936
MUFG Securities Americas, Inc.	1.96%	77,982
Societe Generale SA	1.97%	22,936
TD Securities (USA) LLC	1.97%	50,459
Wells Fargo Securities LLC	1.97%	224,770

Total		$500,000

August 31, 2018, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	1.23% - 3.28%	11/13/2018 - 11/2/2037
FHLB	0.00% - 5.63%	9/5/2018 - 7/15/2036
FHLMC	0.88% - 7.00%	9/14/2018 - 9/1/2048
FNMA	0.00% - 7.25%	9/18/2018 - 9/1/2048
GNMA	2.00% - 7.50%	8/16/2022 - 5/20/2068
Tennessee Valley Authority	1.75% - 7.13%	10/15/2018 - 9/15/2065
U.S. Treasury Securities	0.00% - 8.13%	2/21/2019 - 2/15/2046

[2] Agency Joint Trading Account II — At August 31, 2018, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Prime Money Market Fund	$588,830	$588,959	$600,624

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

Repurchase Agreements — At August 31, 2018, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Prime Money Market Fund
Citibank NA	1.97%	$80,662
Citigroup Global Markets Holdings, Inc.	1.97%	80,662
Merrill Lynch PFS, Inc.	1.97%	427,506

Total		$588,830

At August 31, 2018, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	2.48% - 3.82%	2/15/2022 - 3/20/2037
FHLB	0.00% - 3.83%	10/19/2018 - 9/6/2041
FHLMC	0.00% - 8.00%	4/15/2019 - 9/1/2048
FNMA	0.00% - 7.00%	11/15/2018 - 8/1/2048
GNMA	1.50% - 10.00%	9/15/2018 - 8/15/2060
U.S. Treasury Securities	0.00% - 2.63%	11/8/2018 - 5/15/2048

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — 63.7%
California — 7.5%
City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.63%, 9/10/2018 (b)	10,000	10,000
Los Angeles Department of Water and Power Series B, Subseries B-2, Rev., VRDO, 1.27%, 9/10/2018 (b)	2,000	2,000
Metropolitan Water District of Southern California, Water Series A-1, Rev., VRDO, 1.33%, 9/4/2018 (b)	12,735	12,735
Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts Class A, Rev., VRDO, NATL-RE, LOC: Societe Generale, 1.57%, 9/10/2018 (b)	8,960	8,960
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-26, Rev., VRDO, LOC: Royal Bank of Canada, 1.71%, 9/10/2018 (b) (c)	5,000	5,000
Tender Option Bond Trust Receipts/CTFS Series 2018-ZF0679, Rev., VRDO, LIQ: Bank of America NA, 1.60%, 9/10/2018 (b) (c)	6,615	6,615

		45,310

Colorado — 1.3%
Colorado Health Facilities Authority, SCL Health System Series A, Rev., VRDO, 1.56%, 9/10/2018 (b)	3,000	3,000
Tender Option Bond Trust Receipts/CTFS Series 2018-XG0195, COP, VRDO, LIQ: Bank of America NA, 1.66%, 9/10/2018 (b) (c)	4,925	4,925

		7,925

Delaware — 2.2%
University of Delaware Series C, Rev., VRDO, 1.52%, 9/4/2018 (b)	12,945	12,945

District of Columbia — 0.8%
District of Columbia Rev., VRDO, LOC: Bank of America NA, 1.57%, 9/10/2018 (b)	1,200	1,200
Tender Option Bond Trust Receipts/CTFS Series 2018-ZM0610, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	3,670	3,670

		4,870

Florida — 1.9%
City of Gainesville, Utilities System Series A, Rev., VRDO, 1.53%, 9/4/2018 (b)	5,410	5,410
Florida Department of Environmental Protection Series A, Rev., VRDO, AGC, 1.58%, 9/10/2018 (b)	390	390

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Tender Option Bond Trust Receipts/CTFS Series 2018-G-41, Rev., VRDO, LOC: Royal Bank of Canada, 1.76%, 9/10/2018 (b) (c)	5,665	5,665

		11,465

Illinois—9.3%
County of Lake, Multifamily Housing, Whispering Oaks Apartments Project Rev., VRDO, FHLMC, LIQ: FHLMC, 1.60%, 9/10/2018 (b)	21,500	21,500
Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	8,000	8,000
Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.58%, 9/10/2018 (b)	1,700	1,700
Illinois Finance Authority, Advocate Healthcare Network Subseries C-3A, Rev., VRDO, 1.57%, 9/10/2018 (b)	2,750	2,750
Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.56%, 9/10/2018 (b)	2,385	2,385
Illinois Finance Authority, The University of Chicago Medical Center Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.57%, 9/10/2018 (b)	930	930
Illinois Finance Authority, Youth Hostels Project Rev., VRDO, LOC: Bank of Montreal, 1.56%, 9/10/2018 (b)	2,830	2,830
Illinois State Toll Highway Authority Series A-2B, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	15,675	15,675
Joliet Regional Port District Rev., VRDO, 1.52%, 9/4/2018 (b)	395	395

		56,165

Indiana — 0.7%
Indiana Finance Authority, Duke Energy Indiana, Inc. Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.59%, 9/10/2018 (b)	4,035	4,035

Iowa — 3.9%
Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, 1.62%, 9/10/2018 (b)	22,000	22,000
Tender Option Bond Trust Receipts/CTFS Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	1,200	1,200

		23,200

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued
Maryland — 3.5%
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-28, Rev., VRDO, LOC: Royal Bank of Canada, 1.76%, 9/10/2018 (b) (c)	7,615	7,615
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	1,460	1,460
Series 2018-ZM0618, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	3,350	3,350
Series 2018-XG0177, Rev., VRDO, LIQ: Barclays Bank plc, 1.60%, 9/10/2018 (b) (c)	3,750	3,750
Series 2018-G-42, Rev., VRDO, LOC: Royal Bank of Canada, 1.76%, 9/10/2018 (b) (c)	5,000	5,000

		21,175

Massachusetts — 2.1%
Commonwealth of Massachusetts Class A, GO, VRDO, FGIC, LIQ: Societe Generale, 1.57%, 9/10/2018 (b) (c)	975	975
Rib Floater Trust Series 2018-012, Rev., VRDO, LIQ: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	11,870	11,870

		12,845

Michigan — 1.0%
Rib Floater Trust Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.60%, 9/10/2018 (b) (c)	4,000	4,000
Tender Option Bond Trust Receipts/CTFS Series 2017-XF0595, Rev., VRDO, LIQ: Bank of America NA, 1.61%, 9/10/2018 (b) (c)	1,800	1,800

		5,800

Mississippi — 4.3%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project
Series A, Rev., VRDO, 1.54%, 9/4/2018 (b)	9,935	9,935
Series G, Rev., VRDO, 1.54%, 9/4/2018 (b)	11,870	11,870
Series G, Rev., VRDO, 1.54%, 9/4/2018 (b)	4,320	4,320

		26,125

Missouri — 4.0%
Health and Educational Facilities Authority of the State of Missouri, SSM Health Series D, Rev., VRDO, 1.52%, 9/10/2018 (b)	11,000	11,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — continued
Tender Option Bond Trust Receipts/CTFS
Series 2018-XM0575, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	8,000	8,000
Series 2018-XG0184, Rev., VRDO, LOC: Citibank NA, 1.61%, 9/10/2018 (b) (c)	5,000	5,000

		24,000

Nevada — 0.2%
Tender Option Bond Trust Receipts/CTFS Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	1,000	1,000

New York — 4.9%
City of New York, Fiscal Year 2014 Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	3,550	3,550
City of New York, Fiscal Year 2018 Subseries E-5, GO, VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	4,125	4,125
Metropolitan Transportation Authority Series D, Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.59%, 9/10/2018 (b)	230	230
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2015 Rev., VRDO, 1.53%, 9/4/2018 (b)	3,150	3,150
New York City Transitional Finance Authority, Future Tax Secured Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	1,525	1,525
New York State Housing Finance Agency, Manhattan West Residential Housing Series A, Rev., VRDO, LOC: Bank of China, 1.63%, 9/10/2018 (b)	650	650
Tender Option Bond Trust Receipts/CTFS
Series 2015-ZF0264, Rev., VRDO, LIQ: TD Bank NA, 1.58%, 9/10/2018 (b) (c)	6,265	6,265
Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.58%, 9/10/2018 (b) (c)	4,000	4,000
Series 2016-XF2344, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	3,500	3,500
Series 2018-XF2529, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	2,625	2,625

		29,620

Ohio — 1.0%
Ohio Air Quality Development Authority Series D, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.58%, 9/10/2018 (b)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued
Ohio — continued
Tender Option Bond Trust Receipts/CTFS
Series 2018-ZF0670, Rev., VRDO, LIQ: Bank of America NA, 1.59%, 9/10/2018 (b) (c)	2,000	2,000
Series 2018-XF2613-1, Rev., VRDO, LIQ: Citibank NA, 1.64%, 9/10/2018 (b) (c)	4,000	4,000

		6,200

Oregon — 0.9%
Oregon State Facilities Authority, Peacehealth Systems Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.57%, 9/10/2018 (b)	1,500	1,500
Tender Option Bond Trust Receipts/CTFS Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	4,000	4,000

		5,500

Pennsylvania—2.8%
Delaware County Industrial Development Authority/PA Series A, Rev., VRDO, 1.60%, 9/10/2018 (b)	400	400
Emmaus General Authority, Downingtown Area School District Subseries F24, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/10/2018 (b)	3,200	3,200
Philadelphia Authority, Industrial Development Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	10,900	10,900
Tender Option Bond Trust Receipts/CTFS Series 2018-ZF0660, Rev., VRDO, LIQ: Bank of America NA, 1.59%, 9/10/2018 (b) (c)	2,500	2,500

		17,000

Rhode Island — 1.7%
Tender Option Bond Trust Receipts/CTFS
Series 2018-ZM0631, Rev., VRDO, LIQ: Royal Bank of Canada, 1.61%, 9/10/2018 (b) (c)	6,035	6,035
Series 2018-ZM0632, Rev., VRDO, LIQ: Royal Bank of Canada, 1.61%, 9/10/2018 (b) (c)	4,050	4,050

		10,085

South Carolina — 0.1%
City of North Charleston, Municipal Golf Course Rev., VRDO, 1.60%, 9/10/2018 (b)	405	405

Tennessee — 0.9%
Clarksville Public Building Authority Series 2005, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	3,015	3,015

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — continued
Tender Option Bond Trust Receipts/CTFS Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	2,250	2,250

		5,265

Texas — 5.0%
Dallas Performing Arts Cultural Facilities Corp., Center for the Performing Arts Foundation, Inc. Rev., VRDO, LOC: Bank of America NA, 1.57%, 9/10/2018 (b)	5,575	5,575
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Series A-2, Rev., VRDO, 1.55%, 9/4/2018(b)	1,170	1,170
Subseries A-3, Rev., VRDO, 1.55%, 9/4/2018 (b)	300	300
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-21, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	5,000	5,000
Tarrant County Cultural Education Facilities Finance Corp. Rev., VRDO, 1.58%, 9/10/2018(b)	3,000	3,000
Rev., VRDO, LOC: Bank of New York Mellon, 1.60%, 9/10/2018(b)	3,200	3,200
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System Series 2012-B, Rev., VRDO, 1.58%, 9/10/2018(b)	150	150
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF0645, Rev., VRDO, LIQ: TD Bank NA, 1.59%, 9/10/2018 (b) (c)	4,000	4,000
Series 2018-XF0648, GO, VRDO, PSF-GTD, LIQ: TD Bank NA, 1.59%, 9/10/2018 (b) (c)	3,745	3,745
Series 2018-ZF2662, GO, VRDO, PSF-GTD, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	3,840	3,840

		29,980

Utah — 0.6%
Tender Option Bond Trust Receipts/CTFS Series 2018-ZM0652, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.60%, 9/10/2018 (b) (c)	3,425	3,425

Virginia — 1.3%
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Rev., VRDO, 1.55%, 9/10/2018 (b)	5,000	5,000
Tender Option Bond Trust Receipts/CTFS Series 2018-XG0183, Rev., VRDO, LIQ: Barclays Bank plc, 1.58%, 9/10/2018 (b) (c)	3,000	3,000

		8,000

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Municipal Bonds — continued
Washington — 0.6%
County of Washington, Junior Lien, Sewer Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.56%, 9/10/2018 (b)	350	350
Washington State Housing Finance Commission Rev., VRDO, LOC: Wells Fargo Bank NA, 1.57%, 9/10/2018 (b)	320	320
Washington State Housing Finance Commission, Overlake School Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.57%, 9/10/2018 (b)	2,900	2,900

		3,570

Wisconsin — 1.0%
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF2634, Rev., VRDO, LIQ: Creidt Suisse, 1.61%, 9/10/2018 (b) (c)	2,000	2,000
Series 2018-XG0174, Rev., VRDO, LIQ: Bank of America NA, 1.61%, 9/10/2018 (b) (c)	4,000	4,000

		6,000

Wyoming — 0.2%
County of Uinta Rev., VRDO, 1.54%, 9/4/2018 (b)	975	975

Total Municipal Bonds (cost $382,885)		382,885

	SHARES (000)
Variable Rate Demand Preferred Shares — 2.5%
Other — 2.5%
Nuveen AMT-Free Quality Municipal Income Fund Series 4, LIQ: Barclays Bank plc, 1.65%, 9/10/2018 # (c) (Cost $15,000)	15,000	15,000

	PRINCIPAL AMOUNT ($000)
Short-term Investments — 33.7%
Commercial Paper — 33.7%
California Statewide Communities Development Authority 1.30%, 9/4/2018	12,000	12,000
City of Dallas Series D-1, 1.68%, 9/26/2018	5,000	5,000
City of Garland, Electric Utility System
1.37%, 9/5/2018	11,000	11,000
1.61%, 9/13/2018	1,500	1,500
City of Rochester, Health Care Facilities
1.38%, 10/1/2018	5,000	4,999
1.50%, 10/1/2018	5,000	4,999

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
County of York, National Rural Utilities Cooperative Finance Corp.
1.40%, 9/4/2018	15,000	14,999
1.40%, 9/4/2018	12,950	12,950
Indiana Finance Authority 1.55%, 10/2/2018	7,000	6,999
Las Vegas Valley Water District 1.38%, 10/1/2018	20,000	19,995
Massachusetts Health and Educational Facilities Authority 1.32%, 9/5/2018	17,750	17,749
Omaha Public Power District, Electric System 1.67%, 10/11/2018	10,000	10,000
Regents of the University of Michigan
1.60%, 9/4/2018	9,760	9,760
1.63%, 10/1/2018	10,000	10,000
San Diego Public Facilities Financing Authority 1.30%, 9/5/2018	10,000	10,000
Southwestern Illinois Development Authority Health Facility 1.38%, 10/1/2018	10,000	9,998
State of Maryland, Health & Higher Educational Facilities Authority Series B, 1.60%, 9/4/2018	9,000	9,000
University of Massachusetts Building Authority 1.60%, 9/13/2018	5,000	5,000
University of Texas System
1.60%, 9/13/2018	4,419	4,419
1.61%, 9/14/2018	12,740	12,740
Wisconsin Health and Educational Facilities Authority 1.38%, 10/1/2018	9,415	9,413

Total Commercial Paper (Cost $202,534)		202,520

Total Short-term Investments (COST $202,534)		202,520

Total Investments — 99.9% (Cost $600,419)		600,405
Other Assets Less Liabilities — 0.1%		455

NET ASSETS — 100.0%		600,860

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan Institutional Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AMT	Alternative Minimum Tax
COP	Certificate of Participation
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
GO	General Obligation
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 27.8%
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 1.97%, dated 8/31/2018, due 9/4/18, repurchase price $538,494. [2]	538,376	538,376
Barclays Capital, Inc., 2.16%, dated 8/31/2018, due 9/7/2018, repurchase price $10,004, collateralized by Asset-Backed Securities, 5.95%, due 7/25/2024, and FNMA Connecticut Avenue Securities, 5.81% - 6.91%, due 10/25/2029 - 5/25/2043, with a value of $10,893.	10,000	10,000
Barclays Capital, Inc., 2.43%, dated 8/31/2018, due 10/5/2018, repurchase price $30,071, collateralized by Asset-Backed Securities, 0.00%, due 1/10/2031, and FNMA Connecticut Avenue Securities, 5.81% - 7.56%, due 9/25/2029 - 5/25/2043, with a value of $32,845.	30,000	30,000
BMO Capital Markets Corp., 2.01%, dated 8/31/2018, due 9/4/2018, repurchase price $35,008, collateralized by Asset-Backed Securities, 1.89% - 3.05%, due 11/16/2020 - 4/17/2023, Corporate Bonds, 1.25% - 11.00%, due 6/17/2019 - 11/16/2048, Corporate Notes, 1.88% - 4.75%, due 4/22/2019 - 4/15/2058, and Sovereign Government Securities, 2.75%, due 11/2/2027, with a value of $37,030.	35,000	35,000
BMO Capital Markets Corp., 2.30%, dated 8/31/2018, due 9/5/2018, repurchase price $25,008, collateralized by Asset-Backed Securities, 1.89% - 2.91%, due 6/15/2021 - 2/25/2066, Corporate Bonds, 2.00% - 8.88%, due 1/30/2019 - 11/16/2048, Corporate Notes, 2.13% - 3.45%, due 9/4/2018 - 1/11/2025, and Sovereign Government Securities, 1.38% - 2.38%, due 10/3/2018 - 11/15/2022, with a value of $26,508.	25,000	25,000
BNP Paribas SA, 2.10%, dated 8/31/2018, due 9/4/2018, repurchase price $25,006, collateralized by Asset-Backed Securities, 2.56% - 7.21%, due 2/15/2026 - 3/25/2036, with a value of $27,511.	25,000	25,000
BNP Paribas SA, 2.10%, dated 8/31/2018, due 9/6/2018, repurchase price $5,002, collateralized by Asset-Backed Securities, 6.85%, due 6/1/2034, and Corporate Bonds, 3.15% - 14.00%, due 10/15/2018 - 8/9/2028, with a value of $5,402.	5,000	5,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Credit Suisse Securities USA LLC, 2.11%, dated 8/31/2018, due 9/5/2018, repurchase price $15,004, collateralized by Asset-Backed Securities, 0.00% - 4.50%, due 7/25/2029 - 8/25/2045, Collateralized Mortgage Obligations, 3.01% - 6.50%, due 10/25/2037 - 11/18/2048, and FNMA Connecticut Avenue Securities, 4.31% - 6.31%, due 7/25/2030 - 1/27/2031, with a value of $16,323.	15,000	15,000
Credit Suisse Securities USA LLC, 2.48%, dated 8/31/2018, due 10/5/2018, repurchase price $20,048, collateralized by Asset-Backed Securities, 5.00%, due 9/25/2034, Collateralized Mortgage Obligations, 0.00% - 12.07%, due 12/1/2018 - 2/25/2055, Corporate Bonds, 0.00% - 14.00%, due 2/13/2020 - 2/12/2055, Corporate Notes, 6.75%, due 5/20/2036, FNMA Connecticut Avenue Securities, 4.31%, due 7/25/2030, and Sovereign Government Securities, 7.50%, due 3/31/2030, with a value of $21,960.	20,000	20,000
HSBC Securities USA, Inc., 2.17%, dated 8/31/2018, due 9/4/2018, repurchase price $20,005, collateralized by Corporate Bonds, 2.40% - 8.25%, due 6/5/2020 - 1/1/2099, with a value of $21,605.	20,000	20,000
ING Financial Markets LLC, 2.11%, dated 8/31/2018, due 9/4/2018, repurchase price $50,012, collateralized by Sovereign Government Securities, 5.50% - 5.75%, due 7/12/2020 - 9/26/2023, with a value of $54,014.	50,000	50,000
Merrill Lynch PFS, Inc., 2.40%, dated 8/31/2018, due 10/5/2018, repurchase price $40,093, collateralized by Commercial Paper, 0.00%, due 4/2/2019, and Municipal Debt Securities, 0.00% - 6.30%, due 2/1/2019 - 7/1/2043, with a value of $43,128.	40,000	40,000
Societe Generale SA, 2.04%, dated 8/31/2018, due 9/4/2018, repurchase price $20,005, collateralized by Corporate Bonds, 2.75% - 8.10%, due 4/15/2020 - 9/1/2048, Corporate Notes, 0.00% - 4.75%, due 11/23/2018 - 4/15/2058, Sovereign Government Securities, 3.00%, due 1/13/2026, and U.S. Treasury Securities, 0.00% - 2.00%, due 12/6/2018 - 11/15/2046, with a value of $20,790.	20,000	20,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Societe Generale SA, 2.14%, dated 8/31/2018, due 9/4/2018, repurchase price $50,012, collateralized by Corporate Bonds, 2.10% - 10.75%, due 7/30/2019 - 1/1/2049, Corporate Notes, 3.25% - 6.35%, due 5/21/2020 - 1/31/2023, Sovereign Government Securities, 3.00% - 11.88%, due 10/14/2019 - 3/13/2048, and U.S. Treasury Securities, 0.00%, due 12/6/2018, with a value of $53,673.	50,000	50,000
Societe Generale SA, 2.19%, dated 8/31/2018, due 9/4/2018, repurchase price $5,001, collateralized by Corporate Bonds, 3.19% - 9.50%, due 4/15/2019 - 1/1/2099, Corporate Notes, 4.88%, due 4/23/2030, and Sovereign Government Securities, 3.70% - 11.88%, due 4/18/2023 - 3/1/2041, with a value of $5,371.	5,000	5,000
Wells Fargo Securities LLC, 2.01%, dated 8/31/2018, due 9/4/2018, repurchase price $12,003, collateralized by Sovereign Government Securities, 1.38% - 4.88%, due 6/17/2019 - 7/10/2024, with a value of $12,630.	12,000	12,000

Total Repurchase Agreements (COST $900,376)		900,376

Municipal Bonds — 1.2%
Alaska — 0.8%
Alaska Housing Finance Corp., State Capital Project Bonds II Series B, Rev., VRDO, 1.96%, 9/10/2018 (b)	25,000	25,000

California — 0.1%
City and County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments
Series H-4, Rev., VRDO, LOC: Bank of China, 2.04%, 9/10/2018 (b)	2,000	2,000
Series H-3, Rev., VRDO, LOC: Bank of China, 2.05%, 9/10/2018 (b)	2,000	2,000

		4,000

New York — 0.3%
New York State Housing Finance Agency, 572 11th Avenue Housing Series A, Rev., VRDO, LOC: Bank of China, 2.12%, 9/4/2018 (b)	10,000	10,000

Total Municipal Bonds (Cost $39,000)		39,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 0.8%
FHLB DN, 1.92%, 9/19/2018 (c) (Cost $24,976)	25,000	24,976

Short-Term Investments — 70.7%
Certificates of Deposit — 31.1%
Banco Del Estado De Chile (Chile) 2.28%, 10/2/2018	10,000	10,000
2.29%, 10/31/2018	5,000	5,000
Bank of Montreal (Canada) 2.27%, 9/27/2018	5,000	5,000
2.30%, 11/26/2018	25,000	25,000
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 1 Month + 0.23%), 2.31%, 9/4/2018 (d)	5,000	5,000
(ICE LIBOR USD 1 Month + 0.27%), 2.35%, 8/2/2019 (d)	5,000	5,000
BNP Paribas SA (France)
(ICE LIBOR USD 1 Month + 0.27%), 2.35%, 9/4/2018 (d)	15,000	15,000
(ICE LIBOR USD 3 Month + 0.25%), 2.59%, 9/26/2018 (d)	10,000	10,000
(ICE LIBOR USD 3 Month + 0.02%), 2.36%, 11/6/2018 (d)	5,000	5,000
Canadian Imperial Bank of Commerce (Canada)
(ICE LIBOR USD 1 Month + 0.20%), 2.28%, 9/4/2018 (d)	5,000	5,000
(ICE LIBOR USD 3 Month + 0.25%), 2.58%, 9/13/2018 (d)	1,500	1,500
Chiba Bank Ltd. (Japan) 2.19%, 10/4/2018	10,000	10,000
China Construction Bank Corp. (China)
2.45%, 9/7/2018	20,000	20,000
2.45%, 9/7/2018	5,000	5,000
2.52%, 11/1/2018	6,000	6,000
2.50%, 11/19/2018	4,000	4,000
2.50%, 12/3/2018	30,000	30,000
Commonwealth Bank of Australia (Australia) (ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/30/2018 (d)	5,000	5,000
Cooperatieve Rabobank UA (Netherlands)
(ICE LIBOR USD 1 Month + 0.22%), 2.28%, 9/27/2018 (d)	6,000	6,000
(ICE LIBOR USD 3 Month + 0.08%), 2.42%, 11/6/2018 (d)	15,000	15,000
Credit Agricole Corporate and Investment Bank (France)
2.30%, 10/2/2018	15,000	15,000
2.45%, 1/25/2019	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Certificates of Deposit — continued
Credit Industriel et Commercial (France)
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (d)	20,000	20,000
(ICE LIBOR USD 1 Month + 0.29%), 2.35%, 9/28/2018 (d)	20,000	20,000
2.53%, 1/28/2019 (c)	10,000	9,896
Industrial & Commercial Bank of China Ltd. (China)
2.45%, 9/6/2018	5,000	5,000
2.45%, 9/10/2018	20,000	20,000
2.50%, 10/9/2018	7,000	7,000
2.50%, 10/29/2018	6,000	6,000
2.50%, 11/16/2018	5,000	5,000
2.50%, 11/19/2018	5,000	5,000
2.50%, 11/30/2018	15,000	15,000
2.50%, 11/30/2018	3,000	3,000
ING Bank NV (Netherlands) 2.36%, 11/1/2018	30,000	30,000
(ICE LIBOR USD 3 Month + 0.12%), 2.42%, 11/21/2018 (d)	10,000	10,000
2.50%, 12/27/2018	15,000	15,000
2.51%, 1/31/2019	10,000	10,000
Lloyds Bank Corporate Markets plc (United Kingdom) 2.31%, 10/26/2018 (c)	10,000	9,965
Mitsubishi UFJ Trust & Banking Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.34%), 2.42%, 9/4/2018 (d)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.19%), 2.27%, 10/9/2018 (d)	30,000	30,000
Mizuho Bank Ltd. (Japan) 2.41%, 9/10/2018 (c)	5,000	4,997
2.41%, 9/12/2018 (c)	13,000	12,990
(ICE LIBOR USD 3 Month + 0.50%), 2.84%, 9/24/2018 (d)	4,000	4,001
(ICE LIBOR USD 1 Month + 0.20%), 2.26%, 9/28/2018 (d)	10,000	10,000
2.34%, 10/10/2018 (c)	15,000	14,962
2.32%, 10/19/2018	5,000	5,000
Mizuho Corporate Bank Ltd. (Japan) 2.34%, 11/21/2018 (c)	10,000	9,948
Natixis SA (France) (ICE LIBOR USD 1 Month + 0.38%), 2.46%, 9/4/2018 (d)	11,000	11,000
(ICE LIBOR USD 3 Month + 0.10%), 2.41%, 11/19/2018 (d)	10,000	10,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Certificates of Deposit — continued
Norinchukin Bank (The) (United Kingdom) 2.20%, 9/25/2018 (c)	10,000	9,985
2.08%, 9/28/2018 (c)	10,000	9,985
2.34%, 10/5/2018 (c)	20,000	19,956
Oversea-Chinese Banking Corp. Ltd. (Singapore) (ICE LIBOR USD 1 Month + 0.21%), 2.28%, 9/24/2018 (d)	20,000	20,000
Royal Bank of Canada (Canada) (ICE LIBOR USD 1 Month + 0.21%), 2.29%, 9/20/2018 (d)	2,000	2,000
(ICE LIBOR USD 3 Month + 0.17%), 2.50%, 9/21/2018 (d)	5,000	5,000
(ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/23/2018 (d)	25,000	25,000
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/24/2018 (d)	10,000	10,000
(ICE LIBOR USD 3 Month + 0.08%), 2.43%, 11/2/2018 (d)	15,000	15,000
Shizuoka Bank Ltd. (The) (Japan) 2.17%, 9/25/2018	10,000	10,000
Standard Chartered Bank (United Kingdom) 2.30%, 9/19/2018	5,000	5,000
(ICE LIBOR USD 1 Month + 0.29%), 2.36%, 9/23/2018 (d)	25,000	25,000
(ICE LIBOR USD 3 Month + 0.08%), 2.40%, 11/29/2018 (d)	10,000	10,000
2.50%, 12/21/2018	25,000	25,000
State Street Bank & Trust Co. (ICE LIBOR USD 1 Month + 0.21%), 2.27%, 9/26/2018 (d)	10,000	10,000
Sumitomo Mitsui Banking Corp. (Japan)
(ICE LIBOR USD 1 Month + 0.22%), 2.29%, 9/23/2018 (d)	25,000	25,000
(ICE LIBOR USD 1 Month + 0.20%), 2.27%, 9/28/2018 (d)	25,000	25,000
(ICE LIBOR USD 1 Month + 0.26%), 2.33%, 9/29/2018 (d)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.20%), 2.28%, 10/3/2018 (d)	30,000	30,000
Sumitomo Mitsui Trust Bank Ltd. (Japan)
(ICE LIBOR USD 1 Month + 0.25%), 2.33%, 9/5/2018 (d)	10,000	10,000
2.51%, 1/7/2019 (c)	25,000	24,779
Sumitomo Trust and Banking Co. (United Kingdom) 2.29%, 10/25/2018 (c)	15,000	14,948
Svenska Handelsbanken AB (Sweden) (ICE LIBOR USD 1 Month + 0.22%), 2.30%, 9/6/2018 (d)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Certificates of Deposit — continued
(ICE LIBOR USD 1 Month + 0.21%), 2.28%, 9/23/2018 (d)	15,000	15,000
(ICE LIBOR USD 1 Month + 0.26%), 2.32%, 9/28/2018 (d)	10,000	10,000
Swedbank AB (Sweden) (ICE LIBOR USD 1 Month + 0.20%), 2.28%, 9/5/2018 (d)	10,000	10,000
Wells Fargo Bank NA (ICE LIBOR USD 1 Month + 0.23%), 2.30%, 9/13/2018 (d)	15,000	15,000
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/22/2018 (d)	15,000	15,000
(ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/27/2018 (d)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.28%), 2.34%, 9/28/2018 (d)	25,000	25,000
(ICE LIBOR USD 1 Month + 0.33%), 2.40%, 9/29/2018 (d)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.21%), 2.28%, 9/30/2018 (d)	15,000	15,000

Total Certificates of Deposit (Cost $1,007,912)		1,007,912

Commercial Paper — 28.9%
Alpine Securitization Ltd. (Switzerland) 2.40%, 11/1/2018 (e)	5,000	5,000
Antalis SA (Jersey) 2.32%, 10/2/2018 (c) (e)	15,000	14,970
Australia & New Zealand Banking Group Ltd. (Australia) (ICE LIBOR USD 3 Month + 0.21%), 2.55%, 10/30/2018 (d) (e)	5,000	5,000
Bank of China Ltd. (China) 2.52%, 9/12/2018 (c) (e)	10,000	9,992
2.53%, 10/9/2018 (c) (e)	10,000	9,974
2.56%, 10/23/2018 (c)	23,000	22,915
Bank of Nova Scotia (The) (Canada)
(ICE LIBOR USD 1 Month + 0.27%), 2.33%, 9/15/2018 (d) (e)	20,000	20,000
(ICE LIBOR USD 3 Month + 0.08%), 2.42%, 11/8/2018 (d) (e)	3,000	3,000
Barton Capital LLC 2.30%, 10/24/2018 (c) (e)	25,000	24,916
Bedford Row Funding Corp.
(ICE LIBOR USD 1 Month + 0.22%), 2.30%, 9/6/2018 (d) (e)	3,000	3,000
(ICE LIBOR USD 1 Month + 0.24%), 2.32%, 9/6/2018 (d) (e)	15,000	15,000
(ICE LIBOR USD 1 Month + 0.24%), 2.31%, 9/13/2018 (d) (e)	20,000	20,000
(ICE LIBOR USD 1 Month + 0.26%), 2.32%, 9/20/2018 (d) (e)	10,000	10,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
(ICE LIBOR USD 1 Month + 0.27%), 2.33%, 9/26/2018 (d) (e)	5,000	5,000
(ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (d) (e)	5,000	5,000
(ICE LIBOR USD 3 Month + 0.11%), 2.42%, 11/26/2018 (d) (e)	10,000	10,000
BPCE SA (France) 2.33%, 9/12/2018 (c) (e)	5,000	4,996
2.50%, 12/17/2018 (c) (e)	5,000	4,963
2.56%, 3/4/2019 (c) (e)	1,500	1,481
Canadian Imperial Bank of Commerce (Canada) (ICE LIBOR USD 1 Month + 0.30%), 2.38%, 9/8/2018 (d) (e)	10,000	10,000
Cancara Asset Securitisation LLC 2.29%, 10/2/2018 (c) (e)	15,000	14,970
Commonwealth Bank of Australia (Australia)
(ICE LIBOR USD 1 Month + 0.20%), 2.28%, 9/4/2018 (d) (e)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.23%), 2.31%, 9/8/2018 (d) (e)	15,000	15,000
(ICE LIBOR USD 1 Month + 0.20%), 2.27%, 9/13/2018 (d) (e)	20,000	20,000
Cooperative Centrale (ICE LIBOR USD 3 Month + 0.06%), 2.30%, 11/26/2018 (d)	15,000	15,000
DBS Bank Ltd. (Singapore) 2.27%, 10/3/2018 (c) (e)	10,000	9,980
2.46%, 1/23/2019 (c) (e)	15,000	14,853
DZ Bank AG (Germany) (ICE LIBOR USD 1 Month + 0.25%), 2.33%, 9/6/2018 (d) (e)	10,000	10,000
Erste Finance Delaware LLC (Austria) 2.16%, 10/5/2018 (c) (e)	62,000	61,874
First Abu Dhabi Bank PJSC (United Arab Emirates)
2.34%, 9/13/2018 (c) (e)	25,000	24,981
2.34%, 9/18/2018 (c) (e)	10,000	9,989
2.34%, 9/28/2018 (c) (e)	4,000	3,993
2.32%, 10/22/2018 (c) (e)	18,000	17,941
2.34%, 11/1/2018 (c) (e)	3,000	2,988
Gotham Funding Corp. 2.31%, 10/9/2018 (c) (e)	10,000	9,976
2.31%, 12/6/2018 (c) (e)	20,000	19,877
ING US Funding LLC (Netherlands)
(ICE LIBOR USD 1 Month + 0.27%), 2.35%, 9/4/2018 (d)	5,000	5,000
(ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (d)	10,000	10,000
(ICE LIBOR USD 3 Month + 0.08%), 2.39%, 11/26/2018 (d)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
Liberty Street Funding LLC 2.29%, 10/2/2018 (c) (e)	50,000	49,902
LMA-Americas LLC 2.31%, 9/11/2018 (c) (e)	10,000	9,994
Mitsubishi UFJ Trust & Banking Corp. (Japan)
2.30%, 9/7/2018 (c) (e)	8,000	7,997
2.33%, 9/18/2018 (c) (e)	6,000	5,993
2.32%, 10/1/2018 (c) (e)	10,000	9,981
National Australia Bank Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (d) (e)	5,000	5,000
Nationwide Building Society (United Kingdom) 2.10%, 10/1/2018 (c) (e)	5,000	4,991
Natixis SA (France)
(ICE LIBOR USD 1 Month + 0.44%), 2.51%, 9/12/2018 (d)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.34%), 2.41%, 9/13/2018 (d)	15,000	15,000
Nestle Capital Corp. (Switzerland) 2.42%, 12/19/2018 (c) (e)	25,000	24,818
Oversea-Chinese Banking Corp. Ltd. (Singapore) 2.45%, 1/23/2019 (c) (e)	5,000	4,951
Sheffield Receivables Co. LLC (United Kingdom)
(SOFRRATE + 0.35%), 2.28%, 9/28/2018 (d) (e)	5,000	5,000
2.30%, 10/1/2018 (c) (e)	10,000	9,981
Sinopec Century Bright Capital Investment Ltd. (China) 2.25%, 10/2/2018 (c) (e)	25,000	24,952
Starbird Funding Corp. 2.36%, 9/4/2018 (c) (e)	10,000	9,998
State of Netherlands (Netherlands) 1.95%, 9/5/2018 (c) (e)	10,000	9,998
Sumitomo Mitsui Banking Corp. (Japan) 2.30%, 9/20/2018 (c) (e)	5,000	4,994
Sumitomo Mitsui Trust Bank Ltd. (Japan) 2.31%, 10/31/2018 (c) (e)	30,000	29,885
Toronto-Dominion Bank (The) (Canada)
(ICE LIBOR USD 1 Month + 0.37%), 2.43%, 9/11/2018 (d) (e)	16,000	16,000
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/22/2018 (d) (e)	5,000	5,000
(ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/22/2018 (d) (e)	25,000	25,000
(ICE LIBOR USD 3 Month + 0.27%), 2.61%, 9/26/2018 (d) (e)	5,000	5,000
Toyota Credit Canada, Inc. (Canada) (ICE LIBOR USD 1 Month + 0.25%), 2.32%, 9/16/2018 (d)	10,000	10,000
Toyota Finance Australia Ltd. (Australia) (ICE LIBOR USD 1 Month + 0.21%), 2.29%, 9/20/2018 (d)	5,000	5,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Paper — continued
Toyota Motor Credit Corp. (Japan) (ICE LIBOR USD 1 Month + 0.23%), 2.29%, 9/28/2018 (d)	15,000	15,000
(ICE LIBOR USD 1 Month + 0.34%), 2.41%, 9/30/2018 (d)	15,000	15,000
(ICE LIBOR USD 3 Month + 0.08%), 2.43%, 11/2/2018 (d)	5,000	5,000
UBS AG (Switzerland) (ICE LIBOR USD 1 Month + 0.30%), 2.36%, 9/16/2018 (d) (e)	50,000	50,000
(ICE LIBOR USD 3 Month + 0.09%), 2.41%, 11/16/2018 (d) (e)	15,000	15,000
Versailles Commercial Paper LLC 2.38%, 1/2/2019 (c) (e)	10,000	9,919
Westpac Banking Corp. (Australia) (ICE LIBOR USD 1 Month + 0.19%), 2.27%, 9/5/2018 (d) (e)	10,000	10,000
(ICE LIBOR USD 1 Month + 0.27%), 2.34%, 9/13/2018 (d) (e)	3,000	3,000
(ICE LIBOR USD 1 Month + 0.19%), 2.25%, 9/27/2018 (d) (e)	10,000	10,000

Total Commercial Paper (Cost $933,983)		933,983

Time Deposits — 9.9%
Australia & New Zealand Banking Group Ltd.
1.94%, 9/4/2018	50,000	50,000
1.96%, 9/4/2018	50,000	50,000
BNP Paribas SA 1.95%, 9/5/2018	50,000	50,000
China Construction Bank Corp. 1.93%, 9/4/2018	50,000	50,000
Industrial & Commercial Bank of China Ltd. 1.93%, 9/4/2018	45,000	45,000
Mizuho Bank Ltd. 1.91%, 9/4/2018	75,000	75,000

Total Time Deposits (Cost $320,000)		320,000

U.S. Treasury Obligations — 0.8%
U.S. Treasury Bills 1.92%, 9/13/2018 (c) (Cost $24,984)	25,000	24,984

Total Short-Term Investments (Cost $2,286,879)		2,286,879

Total Investments — 100.5% (Cost $3,251,231)*		3,251,231
Liabilities in Excess of Other Assets — (0.5%)		(17,266)

NET ASSETS — 100.0%		3,233,965

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
Rev.	Revenue
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(c)	The rate shown is the effective yield as of August 31, 2018.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[2] Agency Joint Trading Account II — At August 31, 2018, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan Liquid Assets Money Market Fund	$538,376	$538,494	$549,159

Repurchase Agreements — At August 31, 2018, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan Liquid Assets Money Market Fund
Citibank NA	1.97%	$73,750
Citigroup Global Markets Holdings, Inc.	1.97%	73,750
Merrill Lynch PFS, Inc.	1.97%	390,876

Total		$538,376

At August 31, 2018, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	2.48% - 3.82%	2/15/2022 - 3/20/2037
FHLB	0.00% - 3.83%	10/19/2018 - 9/6/2041
FHLMC	0.00% - 8.00%	4/15/2019 - 9/1/2048
FNMA	0.00% - 7.00%	11/15/2018 - 8/1/2048
GNMA	1.50% - 10.00%	9/15/2018 - 8/15/2060
U.S. Treasury Securities	0.00% - 2.63%	11/8/2018 - 5/15/2048

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 55.6%
Agency Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 1.96% - 1.97%, dated 8/31/2018, due 9/4/18, repurchase price $9,016,050. [1]	9,014,078	9,014,078
Agency Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 1.97%, dated 8/31/2018, due 9/4/18, repurchase price $228,018. [2]	227,967	227,967
Bank of America Corp., 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $750,164, collateralized by GNMA, 3.50%, due 2/20/2047, with a value of $765,000.	750,000	750,000
Bank of Montreal, 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $200,044, collateralized by FHLMC, 2.00% - 4.50%, due 1/15/2023 - 8/1/2047, FNMA, 1.75% - 5.00%, due 10/25/2025 - 8/1/2048, GNMA, 3.00% - 5.50%, due 4/15/2027 - 5/20/2048, and U.S. Treasury Securities, 2.13% - 3.75%, due 11/15/2018 - 8/15/2021, with a value of $204,305.	200,000	200,000
Bank of Nova Scotia (The), 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $500,109, collateralized by FHLMC, 2.50% - 5.00%, due 5/1/2026 - 5/1/2048, FNMA, 2.50% - 4.50%, due 7/1/2026 - 5/1/2048, and GNMA, 3.00% - 4.50%, due 8/20/2043 - 8/20/2047, with a value of $510,000.	500,000	500,000
Barclays Capital, Inc., 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $2,000,433, collateralized by U.S. Treasury Securities, 0.00% - 4.25%, due 11/15/2018 - 5/15/2048, with a value of $2,040,000.	2,000,000	2,000,000
BMO Capital Markets Corp., 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $100,022, collateralized by FFCB, 0.00% - 5.50%, due 10/22/2018 - 4/17/2036, FHLB, 0.88% - 3.00%, due 9/17/2018 - 6/9/2023, FHLMC, 0.88% - 4.50%, due 4/15/2019 - 4/1/2048, FNMA, 1.00% - 5.00%, due 9/18/2018 - 5/1/2048, GNMA, 3.00% - 6.00%, due 6/15/2041 - 8/20/2046, and U.S. Treasury Securities, 0.00% - 9.00%, due 10/11/2018 - 11/15/2045, with a value of $102,283.	100,000	100,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BNP Paribas SA, 1.95%, dated 8/31/2018, due 9/7/2018, repurchase price $2,000,758, collateralized by FHLMC, 2.50% - 7.50%, due 10/1/2018 - 6/1/2048, FNMA, 0.00% - 6.50%, due 7/1/2019 - 1/1/2057, GNMA, 2.50% - 5.50%, due 3/15/2030 - 8/20/2048, and U.S. Treasury Securities, 0.00% - 4.38%, due 9/6/2018 - 11/15/2039, with a value of $2,046,848.	2,000,000	2,000,000
BNP Paribas SA, 1.96%, dated 8/31/2018, due 9/7/2018, repurchase price $2,000,762, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 11/29/2018 - 8/15/2048, with a value of $2,044,887.	2,000,000	2,000,000
BNP Paribas SA, 1.97%, dated 8/31/2018, due 9/7/2018, repurchase price $1,500,575, collateralized by FHLB, 5.37%, due 9/9/2024, FHLMC, 2.20% - 7.00%, due 10/1/2018 - 7/1/2048, FNMA, 1.30% - 7.50%, due 10/1/2018 - 4/1/2053, GNMA, 1.50% - 5.50%, due 3/15/2024 - 7/20/2048, and U.S. Treasury Securities, 0.00% - 3.63%, due 10/4/2018 - 5/15/2044, with a value of $1,535,607.	1,500,000	1,500,000
BNP Paribas SA, 1.98%, dated 8/31/2018, due 9/7/2018, repurchase price $1,000,385, collateralized by FHLB, 3.63%, due 12/29/2036, FHLMC, 0.00% - 7.50%, due 10/1/2025 - 6/1/2048, FNMA, 0.00% - 6.00%, due 4/1/2019 - 4/1/2053, GNMA, 2.59% - 5.50%, due 5/15/2025 - 7/20/2048, and U.S. Treasury Securities, 0.00% - 8.75%, due 10/11/2018 - 5/15/2045, with a value of $1,025,318.	1,000,000	1,000,000
BNP Paribas SA, 2.00%, dated 8/31/2018, due 9/7/2018, repurchase price $500,194, collateralized by FHLB, 3.63% - 4.00%, due 9/1/2028 - 12/29/2036, FHLMC, 2.50% - 6.00%, due 5/1/2033 - 6/1/2047, FNMA, 2.45% - 6.25%, due 8/1/2019 - 8/1/2048, GNMA, 1.50% - 7.00%, due 8/15/2029 - 7/20/2048, and U.S. Treasury Securities, 0.00% - 2.75%, due 11/30/2019 - 5/15/2046, with a value of $513,307.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
BNP Paribas SA, 2.00%, dated 8/31/2018, due 9/7/2018, repurchase price $1,000,389, collateralized by FFCB, 3.34%, due 1/14/2031, FHLMC, 2.50% - 7.00%, due 1/1/2028 - 2/1/2048, FNMA, 2.36% - 7.00%, due 8/1/2020 - 4/1/2053, GNMA, 2.00% - 6.50%, due 9/15/2024 - 4/20/2048, and U.S. Treasury Securities, 0.00% - 8.13%, due 1/3/2019 - 5/15/2044, with a value of $1,026,390.	1,000,000	1,000,000
BNP Paribas SA, 2.00%, dated 8/31/2018, due 9/7/2018, repurchase price $1,500,583, collateralized by FHLB, 0.88%, due 10/1/2018, FHLMC, 2.50% - 7.00%, due 4/1/2020 - 8/1/2048, FNMA, 2.41% - 7.00%, due 7/1/2019 - 7/1/2048, GNMA, 2.00% - 5.00%, due 10/20/2035 - 8/20/2048, and U.S. Treasury Securities, 0.00% - 8.13%, due 10/11/2018 - 2/15/2041, with a value of $1,540,077.	1,500,000	1,500,000
BNP Paribas SA, 2.15%, dated 8/31/2018, due 9/7/2018, repurchase price $2,000,836, collateralized by FHLMC, 2.50% - 6.00%, due 11/1/2024 - 7/1/2048, FNMA, 2.36% - 7.00%, due 5/1/2028 - 4/1/2053, GNMA, 3.00% - 5.50%, due 3/15/2035 - 6/20/2048, and U.S. Treasury Securities, 0.00% - 4.75%, due 10/15/2019 - 11/15/2047, with a value of $2,051,731.	2,000,000	2,000,000
BNP Paribas SA, 2.00%, dated 8/31/2018, due 9/17/2018, repurchase price $500,472, collateralized by FHLMC, 3.98% - 6.50%, due 6/15/2031 - 8/1/2047, FNMA, 2.36% - 7.00%, due 7/1/2026 - 8/1/2048, GNMA, 2.77% - 5.50%, due 3/20/2038 - 4/20/2048, and U.S. Treasury Securities, 0.00% - 3.00%, due 2/29/2020 - 11/15/2044, with a value of $512,599.	500,000	500,000
Credit Agricole Corporate and Investment Bank, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $1,800,390, collateralized by U.S. Treasury Securities, 1.13% - 5.38%, due 1/15/2021 - 8/15/2047, with a value of $1,836,000.	1,800,000	1,800,000
Credit Suisse Securities USA LLC, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $7,001,517, collateralized by U.S. Treasury Securities, 0.00% - 7.63%, due 9/13/2018 - 2/15/2048, with a value of $7,141,547.	7,000,000	7,000,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Daiwa Capital Markets America. Inc., 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $1,500,327, collateralized by FHLMC, 2.82% - 4.50%, due 9/1/2026 - 8/1/2048, FNMA, 2.37% - 9.75%, due 8/25/2019 - 9/1/2048, and GNMA, 2.75% - 5.50%, due 7/20/2033 - 8/20/2048, with a value of $1,530,583.	1,500,000	1,500,000
Daiwa Capital Markets America. Inc., 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $2,500,547, collateralized by FFCB, 0.00% - 2.88%, due 3/5/2019 - 7/17/2023, FHLB, 2.65% - 3.63%, due 3/12/2021 - 9/19/2036, FHLMC, 2.01% - 6.00%, due 8/15/2019 - 9/1/2048, FNMA, 2.16% - 9.75%, due 4/1/2019 - 9/1/2048, GNMA, 2.49% - 6.50%, due 7/20/2033 - 5/20/2066, and U.S. Treasury Securities, 0.00% - 9.00%, due 9/27/2018 - 2/15/2044, with a value of $2,552,054.	2,500,000	2,500,000
Deutsche Bank Securities, Inc., 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $998,694, collateralized by U.S. Treasury Securities, 0.13% - 2.75%, due 4/15/2019 - 8/15/2047, with a value of $1,018,447.	998,478	998,478
Deutsche Bank Securities, Inc., 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $1,000,219, collateralized by U.S. Treasury Securities, 0.00% - 4.25%, due 11/15/2018 - 8/15/2047, with a value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 1.95%, dated 8/31/2018, due 9/5/2018, repurchase price $1,000,271, collateralized by U.S. Treasury Securities, 0.13% - 3.88%, due 7/15/2019 - 2/15/2048, with a value of $1,020,000.	1,000,000	1,000,000
HSBC Securities USA, Inc., 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $1,731,375, collateralized by U.S. Treasury Securities, 0.00% - 4.50%, due 12/13/2018 - 8/15/2044, with a value of $1,766,003.	1,731,000	1,731,000
HSBC Securities USA, Inc., 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $950,208, collateralized by FHLMC, 3.00% - 6.50%, due 8/1/2022 - 7/1/2048, and FNMA, 2.76% - 5.50%, due 4/1/2023 - 1/1/2057, with a value of $969,212.	950,000	950,000

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
HSBC Securities USA, Inc., 1.97%, dated 8/31/2018, due 9/5/2018, repurchase price $1,000,274, collateralized by FHLMC, 2.31% - 4.50%, due 6/1/2024 - 9/1/2048, and FNMA, 3.09% - 5.00%, due 2/1/2033 - 7/1/2048, with a value of $1,020,279.	1,000,000	1,000,000
ING Financial Markets LLC, 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $500,109, collateralized by FHLMC, 2.84% - 5.00%, due 11/1/2026 - 8/1/2048, and FNMA, 2.50% - 5.00%, due 3/1/2026 - 6/1/2056, with a value of $510,112.	500,000	500,000
ING Financial Markets LLC, 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $500,109, collateralized by FHLMC, 2.50% - 5.00%, due 12/1/2024 - 8/1/2048, FNMA, 2.40% - 6.50%, due 5/1/2023 - 8/1/2048, and GNMA, 3.50% - 4.50%, due 7/20/2045 - 8/20/2048, with a value of $510,112.	500,000	500,000
Mitsubishi UFJ Trust & Banking Corp., 1.94%, dated 8/31/2018, due 9/6/2018, repurchase price $50,016, collateralized by GNMA, 3.00%, due 7/20/2046, with a value of $51,006.	50,000	50,000
Mitsubishi UFJ Trust & Banking Corp., 1.94%, dated 8/31/2018, due 9/6/2018, repurchase price $1,800,582, collateralized by U.S. Treasury Securities, 1.63% - 2.25%, due 8/31/2022 - 2/15/2027, with a value of $1,836,198.	1,800,000	1,800,000
Natixis SA, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $3,000,650, collateralized by U.S. Treasury Securities, 0.00% - 8.75%, due 9/30/2018 - 11/15/2047, with a value of $3,060,663.	3,000,000	3,000,000
Natixis SA, 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $1,000,219, collateralized by FFCB, 3.13% - 3.98%, due 9/4/2035 - 4/5/2038, FHLB, 2.63% - 4.08%, due 8/1/2031 - 4/30/2038, FHLMC, 0.00% - 6.00%, due 12/1/2028 - 7/1/2048, FNMA, 0.00% - 5.80%, due 7/1/2024 - 6/1/2048, GNMA, 2.39% - 5.00%, due 7/20/2034 - 8/16/2058, Tennessee Valley Authority, 4.25% - 5.25%, due 9/15/2039 - 9/15/2065, and U.S. Treasury Securities, 0.00% - 8.75%, due 11/8/2018 - 11/15/2047 with a value of $1,020,292.	1,000,000	1,000,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Natwest Markets plc, 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $2,100,457, collateralized by U.S. Treasury Securities, 0.00% - 9.00%, due 9/6/2018 - 5/15/2048, with a value of $2,142,466.	2,100,000	2,100,000
Nomura Securities Co. Ltd., 1.97%, dated 8/31/2018, due 9/4/2018, repurchase price $7,701,685, collateralized by FHLMC, 2.00% - 9.00%, due 9/15/2018 - 9/1/2048, FNMA, 0.00% - 9.00%, due 9/25/2018 - 2/1/2057, GNMA, 1.50% - 10.50%, due 2/15/2019 - 8/20/2068, and U.S. Treasury Securities, 0.00% - 8.13%, due 10/15/2018 - 2/15/2047, with a value of $7,855,719.	7,700,000	7,700,000
Norinchukin Bank (The), 2.01%, dated 8/31/2018, due 9/10/2018, repurchase price $250,140, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $253,048.	250,000	250,000
Norinchukin Bank (The), 2.01%, dated 8/31/2018, due 9/11/2018, repurchase price $200,123, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,439.	200,000	200,000
Norinchukin Bank (The), 2.01%, dated 8/31/2018, due 9/13/2018, repurchase price $250,181, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,894.	250,000	250,000
Norinchukin Bank (The), 2.04%, dated 8/31/2018, due 9/14/2018, repurchase price $700,555, collateralized by U.S. Treasury Securities, 3.63%, due 4/15/2028, with a value of $706,340.	700,000	700,000
Norinchukin Bank (The), 2.04%, dated 8/31/2018, due 9/18/2018, repurchase price $250,255, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,894.	250,000	250,000
Norinchukin Bank (The), 2.00%, dated 8/31/2018, due 9/25/2018, repurchase price $300,417, collateralized by U.S. Treasury Securities, 0.13% - 1.13%, due 4/15/2020 - 1/15/2021, with a value of $305,706.	300,000	300,000
Norinchukin Bank (The), 2.05%, dated 8/31/2018, due 10/3/2018, repurchase price $500,940, collateralized by U.S. Treasury Securities, 0.38% - 1.13%, due 1/15/2021 - 1/15/2027, with a value of $509,618.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Norinchukin Bank (The), 2.05%, dated 8/31/2018, due 10/5/2018, repurchase price $450,897, collateralized by U.S. Treasury Securities, 1.13%, due 1/15/2021, with a value of $458,349.	450,000	450,000
Norinchukin Bank (The), 2.05%, dated 8/31/2018, due 10/9/2018, repurchase price $200,444, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $202,439.	200,000	200,000
Norinchukin Bank (The), 2.05%, dated 8/31/2018, due 10/11/2018, repurchase price $250,584, collateralized by U.S. Treasury Securities, 0.13% - 2.63%, due 4/15/2020 - 11/15/2020, with a value of $253,782.	250,000	250,000
Norinchukin Bank (The), 2.08%, dated 8/31/2018, due 10/22/2018, repurchase price $651,953, collateralized by U.S. Treasury Securities, 3.63%, due 4/15/2028, with a value of $655,886.	650,000	650,000
RBC Capital Markets LLC, 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $1,000,218, collateralized by FFCB, 1.17% - 2.80%, due 5/16/2019 - 6/13/2028, FHLB, 0.00% - 3.13%, due 10/31/2018 - 9/12/2025, FHLMC, 1.13% - 6.00%, due 3/27/2019 - 4/1/2048, FNMA, 1.13% - 7.25%, due 9/18/2018 - 11/25/2057, GNMA, 2.53% - 6.50%, due 7/20/2037 - 8/20/2065, and Tennessee Valley Authority, 5.25%, due 9/15/2039, with a value of $1,021,795.	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp., 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $4,000,871, collateralized by U.S. Treasury Securities, 1.25% - 3.00%, due 10/31/2021 - 11/15/2045, with a value of $4,093,194.	4,000,000	4,000,000
Sumitomo Mitsui Banking Corp., 1.98%, dated 8/31/2018, due 9/4/2018, repurchase price $1,000,220, collateralized by GNMA, 3.00% - 3.50%, due 8/20/2047 - 10/20/2047, with a value of $1,024,956.	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp., 1.98%, dated 8/31/2018, due 9/4/2018, repurchase price $3,000,660, collateralized by GNMA, 3.00% - 4.00%, due 10/20/2042 - 5/20/2048, with a value of $3,073,409.	3,000,000	3,000,000

Total Repurchase Agreements (Cost $73,921,523)		73,921,523

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 32.3%
FFCB
(Federal Reserve Bank Prime Loan Rate US - 2.83%), 2.17%, 9/4/2018 (b)	300,000	300,000
(ICE LIBOR USD 3 Month - 0.11%), 2.22%, 9/11/2018 (b)	400,000	400,000
(ICE LIBOR USD 1 Month + 0.09%), 2.17%, 9/19/2018 (b)	375,000	375,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/23/2018 (b)	300,000	300,000
FHLB
(ICE LIBOR USD 1 Month - 0.10%), 1.98%, 9/4/2018 (b)	500,000	500,000
(ICE LIBOR USD 1 Month - 0.09%), 1.99%, 9/4/2018 (b)	350,000	350,000
(ICE LIBOR USD 1 Month - 0.08%), 2.00%, 9/4/2018 (b)	350,000	350,000
(ICE LIBOR USD 3 Month - 0.30%), 2.03%, 9/4/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.30%), 2.04%, 9/5/2018 (b)	1,000,000	1,000,000
(ICE LIBOR USD 1 Month - 0.09%), 1.99%, 9/6/2018 (b)	835,000	835,000
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/7/2018 (b)	1,500,000	1,500,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/9/2018 (b)	945,000	945,000
(ICE LIBOR USD 1 Month - 0.10%), 1.97%, 9/9/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.20%), 1.01%, 9/10/2018 (b) (c)	250,000	250,000
(ICE LIBOR USD 3 Month - 0.19%), 1.01%, 9/10/2018 (b) (c)	300,000	300,000
(ICE LIBOR USD 3 Month - 0.19%), 1.01%, 9/10/2018 (b) (c)	300,000	300,000
(ICE LIBOR USD 1 Month - 0.11%), 1.95%, 9/10/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.16%), 2.16%, 9/10/2018 (b)	250,000	250,077
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/11/2018 (b)	395,000	395,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/11/2018 (b)	500,000	500,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/11/2018 (b)	425,000	425,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/12/2018 (b)	380,000	380,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/13/2018 (b)	250,000	250,000
(ICE LIBOR USD 1 Month - 0.08%), 1.99%, 9/13/2018 (b)	1,975,000	1,975,000

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — continued
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/14/2018 (b)	2,400,000	2,400,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/14/2018 (b)	500,000	500,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/14/2018 (b)	204,000	204,015
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/14/2018 (b)	225,000	225,000
(ICE LIBOR USD 1 Month - 0.11%), 1.95%, 9/15/2018 (b)	250,000	250,000
(ICE LIBOR USD 1 Month - 0.08%), 1.98%, 9/16/2018 (b)	500,000	500,000
(ICE LIBOR USD 1 Month - 0.08%), 1.98%, 9/16/2018 (b)	500,000	500,000
(ICE LIBOR USD 1 Month - 0.11%), 1.97%, 9/19/2018 (b)	450,000	450,000
(ICE LIBOR USD 3 Month - 0.30%), 2.04%, 9/19/2018 (b)	750,000	750,000
DN, 1.91%, 9/24/2018 (c)	100,000	99,878
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/24/2018 (b)	125,000	125,000
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/25/2018 (b)	1,000,000	1,000,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/25/2018 (b)	250,000	249,999
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/26/2018 (b)	150,000	150,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/26/2018 (b)	250,000	250,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/26/2018 (b)	480,000	480,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/26/2018 (b)	975,000	975,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/26/2018 (b)	250,000	250,030
(ICE LIBOR USD 3 Month - 0.24%), 2.10%, 9/26/2018 (b)	1,350,000	1,350,000
(ICE LIBOR USD 1 Month - 0.10%), 1.96%, 9/27/2018 (b)	350,000	349,989
(ICE LIBOR USD 1 Month - 0.10%), 1.96%, 9/28/2018 (b)	350,000	350,000
(ICE LIBOR USD 3 Month - 0.32%), 2.02%, 9/28/2018 (b)	500,000	500,000
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/30/2018 (b)	250,000	250,000
(ICE LIBOR USD 3 Month - 0.15%), 2.18%, 10/3/2018 (b)	200,000	199,955
(ICE LIBOR USD 3 Month - 0.32%), 2.02%, 10/5/2018 (b)	2,000,000	2,000,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

(ICE LIBOR USD 3 Month - 0.32%), 2.01%, 10/10/2018 (b)	1,000,000	1,000,000
(ICE LIBOR USD 3 Month - 0.34%), 2.00%, 10/16/2018 (b)	100,000	100,000
(ICE LIBOR USD 3 Month - 0.19%), 2.15%, 10/17/2018 (b)	400,000	400,000
(ICE LIBOR USD 3 Month - 0.19%), 2.14%, 10/18/2018 (b)	200,000	200,000
(ICE LIBOR USD 3 Month - 0.16%), 2.19%, 10/22/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.32%), 2.02%, 11/9/2018 (b)	2,000,000	2,000,000
(ICE LIBOR USD 3 Month - 0.26%), 2.09%, 11/12/2018 (b)	1,600,000	1,600,000
(ICE LIBOR USD 3 Month - 0.26%), 2.06%, 11/16/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.26%), 2.06%, 11/16/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.25%), 2.07%, 11/16/2018 (b)	500,000	500,000
(ICE LIBOR USD 3 Month - 0.25%), 2.07%, 11/16/2018 (b)	300,000	300,000
(ICE LIBOR USD 3 Month - 0.25%), 2.07%, 11/16/2018 (b)	750,000	750,000
(ICE LIBOR USD 3 Month - 0.26%), 2.07%, 11/20/2018 (b)	250,000	250,000
(ICE LIBOR USD 3 Month - 0.25%), 2.08%, 11/20/2018 (b)	570,000	570,000
(ICE LIBOR USD 3 Month - 0.30%), 2.01%, 11/22/2018 (b)	200,000	200,000
(ICE LIBOR USD 3 Month - 0.30%), 2.01%, 11/23/2018 (b)	250,000	250,000
(ICE LIBOR USD 3 Month - 0.26%), 2.06%, 11/24/2018 (b)	2,000,000	2,000,000
(ICE LIBOR USD 3 Month - 0.30%), 2.01%, 11/25/2018 (b)	150,000	150,000
(ICE LIBOR USD 3 Month - 0.30%), 2.01%, 11/25/2018 (b)	750,000	750,000
(ICE LIBOR USD 3 Month - 0.30%), 2.01%, 11/25/2018 (b)	250,000	250,000
FHLMC
(ICE LIBOR USD 3 Month - 0.22%), 2.13%, 9/6/2018 (b) (c)	1,500,000	1,500,000
(ICE LIBOR USD 3 Month - 0.22%), 1.01%, 9/9/2018 (b) (c)	1,000,000	1,000,000

Total U.S. Government Agency securities (Cost $43,008,943)		43,008,943

U.S. Treasury Obligations — 6.7%
U.S. Treasury Notes 1.00%, 9/15/2018	835,000	834,718

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued
0.75%, 9/30/2018	805,000	804,507
1.38%, 9/30/2018	2,227,000	2,226,633
1.25%, 10/31/2018	333,000	332,569
1.25%, 12/31/2018	2,015,000	2,009,076
1.38%, 12/31/2018	1,550,000	1,546,072
1.50%, 12/31/2018	1,100,000	1,097,661

Total U.S. Treasury Obligations (Cost $8,851,236)		8,851,236

Short-Term Investments — 7.3%
U.S. Treasury Obligations — 7.3%
U.S. Treasury Bills 1.89%, 9/13/2018 (c)	100,000	99,937
2.10%, 12/27/2018 (c)	500,000	496,623
2.14%, 1/10/2019 (c)	1,000,000	992,308
2.16%, 1/17/2019 (c)	1,000,000	991,797
2.15%, 1/24/2019 (c)	1,000,000	991,421
2.22%, 2/14/2019 (c)	500,000	494,939
2.21%, 2/21/2019 (c)	2,000,000	1,978,951
2.23%, 2/28/2019 (c)	3,750,000	3,708,613

Total U.S. Treasury Obligations (Cost $9,754,589)		9,754,589

Total Short-Term Investments (Cost $9,754,589)		9,754,589

Total Investments — 101.9% (Cost $135,536,291)*		135,536,291
Liabilities in Excess of Other Assets — (1.9%)		(2,475,793)

NET ASSETS — 100.0%		133,060,498

Percentages indicated are based on net assets.

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(c)	The rate shown is the effective yield as of August 31, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[1] Agency Joint Trading Account I — At August 31, 2018, certain Funds had undivided interests in the Agency Joint Trading Account I with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$9,014,078	$9,016,050	$9,197,033

Repurchase Agreements — August 31, 2018, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
BNP Paribas SA	1.97%	$1,819,355
Credit Agricole Corporate and Investment Bank	1.97%	413,490
MUFG Securities Americas, Inc.	1.96%	1,405,865
Societe Generale SA	1.97%	413,490
TD Securities (USA) LLC	1.97%	909,678
Wells Fargo Securities LLC	1.97%	4,052,200

Total		$9,014,078

August 31, 2018, the Agency Joint Trading Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	1.23% - 3.28%	11/13/2018 - 11/2/2037
FHLB	0.00% - 5.63%	9/5/2018 - 7/15/2036
FHLMC	0.88% - 7.00%	9/14/2018 - 9/1/2048
FNMA	0.00% - 7.25%	9/18/2018 - 9/1/2048
GNMA	2.00% - 7.50%	8/16/2022 - 5/20/2068
Tennessee Valley Authority	1.75% - 7.13%	10/15/2018 - 9/15/2065
U.S. Treasury Securities	0.00% - 8.13%	2/21/2019 - 2/15/2046

[2] Agency Joint Trading Account II — At August 31, 2018, certain Funds had undivided interests in the Agency Joint Trading Account II with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Government Money Market Fund	$227,967	$228,018	$232,534

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

Repurchase Agreements — At August 31, 2018, the Principal Amounts of certain Funds’ interests in the Agency Joint Trading Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Government Money Market Fund
Citibank NA	1.97%	$31,228
Citigroup Global Markets Holdings, Inc.	1.97%	31,228
Merrill Lynch PFS, Inc.	1.97%	165,511

Total		$227,967

At August 31, 2018, the Agency Joint Trading Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
FFCB	2.48% - 3.82%	2/15/2022 - 3/20/2037
FHLB	0.00% - 3.83%	10/19/2018 - 9/6/2041
FHLMC	0.00% - 8.00%	4/15/2019 - 9/1/2048
FNMA	0.00% - 7.00%	11/15/2018 - 8/1/2048
GNMA	1.50% - 10.00%	9/15/2018 - 8/15/2060
U.S. Treasury Securities	0.00% - 2.63%	11/8/2018 - 5/15/2048

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — 61.4%
BNP Paribas SA, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $500,108, collateralized by U.S. Treasury Securities, 0.00% - 3.13%, due 1/15/2019 - 11/15/2047, with a value of $510,111.	500,000	500,000
BNP Paribas SA, 1.96%, dated 8/31/2018, due 9/7/2018, repurchase price $500,191, collateralized by U.S. Treasury Securities, 0.00% - 8.50%, due 8/15/2019 - 8/15/2047, with a value of $511,222.	500,000	500,000
BNP Paribas SA, 1.96%, dated 8/31/2018, due 9/7/2018, repurchase price $1,500,572, collateralized by U.S. Treasury Securities, 0.00% - 8.13%, due 11/15/2018 - 2/15/2047, with a value of $1,533,499.	1,500,000	1,500,000
Citigroup Global Markets Holdings, Inc., 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $100,022, collateralized by U.S. Treasury Securities, 1.50%, due 5/15/2020, with a value of $102,000.	100,000	100,000
Credit Agricole Corporate and Investment Bank, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $144,031, collateralized by U.S. Treasury Securities, 2.13%, due 9/30/2024, with a value of $146,880.	144,000	144,000
HSBC Securities USA, Inc., 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $150,033, collateralized by U.S. Treasury Securities, 0.00% - 4.63%, due 10/4/2018 - 8/15/2043, with a value of $153,033.	150,000	150,000
J.P. Morgan Securities LLC, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $250,054, collateralized by U.S. Treasury Securities, 2.25% - 2.50%, due 11/15/2024 - 1/31/2025, with a value of $255,055.	250,000	250,000
Merrill Lynch PFS, Inc., 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $270,115, collateralized by U.S. Treasury Securities, 0.00% - 0.63%, due 4/15/2023 - 2/15/2026, with a value of $275,457.	270,056	270,056
Mizuho Securities USA LLC, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $500,108, collateralized by U.S. Treasury Securities, 2.00%, due 4/30/2024 - 8/15/2025, with a value of $500,108.	500,000	500,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

MUFG Securities Americas, Inc., 1.93%, dated 8/31/2018, due 9/4/2018, repurchase price $300,064, collateralized by U.S. Treasury Securities, 0.00% - 2.88%, due 11/30/2018 - 5/15/2028, with a value of $306,066.	300,000	300,000
Natixis SA, 1.95%, dated 8/31/2018, due 9/4/2018, repurchase price $3,000,650, collateralized by U.S. Treasury Securities, 0.00% - 7.88%, due 9/15/2018 - 2/15/2048, with a value of $3,060,663.	3,000,000	3,000,000
Natwest Markets plc, 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $400,087, collateralized by U.S. Treasury Securities, 0.13% - 2.25%, due 4/15/2021 - 2/15/2040, with a value of $408,089.	400,000	400,000
Natwest Markets plc, 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $750,163, collateralized by U.S. Treasury Securities, 0.00% - 6.63%, due 10/25/2018 - 8/15/2047, with a value of $765,167.	750,000	750,000
Norinchukin Bank (The), 2.01%, dated 8/31/2018, due 9/13/2018, repurchase price $250,181, collateralized by U.S. Treasury Securities, 0.13%, due 4/15/2020, with a value of $254,894.	250,000	250,000
Norinchukin Bank (The), 2.05%, dated 8/31/2018, due 10/5/2018, repurchase price $150,299, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $151,829.	150,000	150,000
Norinchukin Bank (The), 2.08%, dated 8/31/2018, due 10/19/2018, repurchase price $100,283, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $101,219.	100,000	100,000
Norinchukin Bank (The), 2.08%, dated 8/31/2018, due 10/22/2018, repurchase price $100,300, collateralized by U.S. Treasury Securities, 2.63%, due 11/15/2020, with a value of $101,219.	100,000	100,000
Societe Generale SA, 1.90%, dated 8/31/2018, due 9/4/2018, repurchase price $300,063, collateralized by U.S. Treasury Securities, 0.00% - 3.00%, due 2/28/2019 - 5/15/2047, with a value of $306,000.	300,000	300,000
Societe Generale SA, 1.95%, dated 8/31/2018, due 9/7/2018, repurchase price $500,190, collateralized by U.S. Treasury Securities, 0.00% - 6.50%, due 10/31/2018 - 5/15/2047, with a value of $510,000.	500,000	500,000

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Repurchase Agreements — continued
Sumitomo Mitsui Banking Corp., 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $2,000,436, collateralized by U.S. Treasury Securities, 1.88% - 2.75%, due 9/30/2022 - 5/15/2046, with a value of $2,053,347.	2,000,000	2,000,000
Treasury Joint Trading Account I, J.P. Morgan Investment Management Inc., as agent, 1.95%, dated 8/31/2018, due 9/4/18, repurchase price $2,000,433. [3]	2,000,000	2,000,000
Treasury Joint Trading Account II, J.P. Morgan Investment Management Inc., as agent, 1.95%, dated 8/31/2018, due 9/4/18, repurchase price $1,100,238. [4]	1,100,000	1,100,000
UBS Securities LLC, 1.96%, dated 8/31/2018, due 9/4/2018, repurchase price $500,109, collateralized by U.S. Treasury Securities, 0.00% - 8.00%, due 9/6/2018 - 2/15/2044, with a value of $510,000.	500,000	500,000

Total Repurchase Agreements (Cost $15,364,056)		15,364,056

U.S. Treasury Obligations — 24.9%
U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.09%, 9/4/2018 (b)	850,000	849,834
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.12%, 9/4/2018 (b)	550,000	549,992
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.14%, 9/4/2018 (b)	850,000	850,086
(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.15%, 9/4/2018 (b)	300,000	300,000
(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.16%, 9/4/2018 (b)	700,000	700,033
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.23%, 9/4/2018 (b)	500,000	500,110
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 2.26%, 9/4/2018 (b)	939,000	939,114
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.13%, 10/31/2018 (b)	445,000	444,995
U.S. Treasury Notes 1.38%, 9/30/2018	350,000	349,867
1.38%, 12/31/2018	500,000	498,733
1.50%, 12/31/2018	250,000	249,451

Total U.S. Treasury Obligations (Cost $6,232,215)		6,232,215

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — 11.4%
U.S. Treasury Obligations — 11.4%
U.S. Treasury Bills 1.91%, 9/6/2018 (c)	500,000	499,867
1.91%, 9/13/2018 (c)	250,000	249,842
1.90%, 9/20/2018 (c)	500,000	499,504
1.92%, 9/27/2018 (c)	500,000	499,306
1.93%, 10/4/2018 (c)	250,000	249,562
2.10%, 12/27/2018 (c)	350,000	347,633
2.16%, 1/17/2019 (c)	500,000	495,898

Total U.S. Treasury Obligations (Cost $2,841,612)		2,841,612

Total Short-Term Investments (COST $2,841,612)		2,841,612

Total Investments — 97.7% (Cost $24,437,883)*		24,437,883
Other Assets Less Liabilities — 2.3%		569,105

NET ASSETS — 100.0%		25,006,988

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(c)	The rate shown is the effective yield as of August 31, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

Additional Investment Information:

[3] Treasury Joint Trading Account I — At August 31, 2018, certain Funds had undivided interests in the Treasury Joint Trading Account I with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$2,000,000	$2,000,433	$2,040,415

Repurchase Agreements — At August 31, 2018, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account I were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
Citibank NA	1.95%	$123,457
Wells Fargo Securities LLC	1.95%	1,876,543

Total		$2,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

At August 31, 2018, the Treasury Joint Account I was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 9.00%	9/20/2018 - 5/15/2048

[4] Treasury Joint Trading Account II — At August 31, 2018, certain Funds had undivided interests in the Treasury Joint Trading Account II with a maturity date of September 04, 2018, as follows (amounts in thousands):

Fund	Principal Amount	Repurchase Price	Collateral Value Allocation
JPMorgan U.S. Treasury Plus Money Market Fund	$1,100,000	$1,100,238	$1,122,135

Repurchase Agreements — At August 31, 2018, the Principal Amounts of certain Funds’ interests in the Treasury Joint Account II were as follows (amounts in thousands):

Counterparty	Interest Rate	JPMorgan U.S. Treasury Plus Money Market Fund
BNP Paribas SA	1.95%	$611,111
Merrill Lynch PFS, Inc.	1.95%	488,889

Total		$1,100,000

At August 31, 2018, the Treasury Joint Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
U.S. Treasury Securities	0.00% - 8.13%	10/31/2018 - 8/15/2047

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Government Agency Securities — 79.8%
FFCB
(US Federal Funds Effective Rate (continuous series) + 0.10%), 2.02%, 9/4/2018 (b)	75,000	75,000
(Federal Reserve Bank Prime Loan Rate US - 2.96%), 2.05%, 9/4/2018 (b)	25,000	25,000
(Federal Reserve Bank Prime Loan Rate US - 2.91%), 2.09%, 9/4/2018 (b)	25,000	24,997
(US Treasury 3 Month Bill Money Market Yield + 0.10%), 2.19%, 9/4/2018 (b)	24,999	24,999
(US Treasury 3 Month Bill Money Market Yield + 0.19%), 2.28%, 9/4/2018 (b)	22,999	22,999
(US Treasury 3 Month Bill Money Market Yield + 0.28%), 2.37%, 9/4/2018 (b)	10,002	10,002
DN, 1.90%, 9/13/2018 (c)	75,000	74,952
(ICE LIBOR USD 3 Month - 0.21%), 2.14%, 11/10/2018 (b)	33,000	33,000
FHLB
(ICE LIBOR USD 1 Month - 0.12%), 1.96%, 9/4/2018 (b)	25,000	25,000
(3 Month Treasury Bill Rate + 0.07%), 2.19%, 9/4/2018 (b)	25,000	25,000
DN, 1.90%, 9/5/2018 (c)	73,100	73,085
DN, 1.92%, 9/7/2018 (c)	375,000	374,880
(ICE LIBOR USD 1 Month - 0.07%), 2.01%, 9/9/2018 (b)	25,000	25,000
DN, 1.91%, 9/10/2018 (c)	130,258	130,196
DN, 1.91%, 9/11/2018 (c)	100,000	99,947
(ICE LIBOR USD 1 Month - 0.11%), 1.96%, 9/11/2018 (b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/11/2018 (b)	25,000	25,000
DN, 1.91%, 9/12/2018 (c)	100,000	99,942
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/12/2018 (b)	28,000	28,000
DN, 1.91%, 9/14/2018 (c)	125,000	124,914
(ICE LIBOR USD 1 Month - 0.09%), 1.97%, 9/16/2018 (b)	40,000	40,000
DN, 1.92%, 9/19/2018 (c)	59,300	59,243
(ICE LIBOR USD 1 Month - 0.13%), 1.95%, 9/20/2018 (b)	25,000	25,000
DN, 1.94%, 9/21/2018 (c)	100,000	99,892
(ICE LIBOR USD 1 Month - 0.07%), 2.00%, 9/22/2018 (b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/24/2018 (b)	25,000	25,000
DN, 1.91%, 9/25/2018 (c)	100,000	99,873
(ICE LIBOR USD 1 Month - 0.09%), 1.98%, 9/25/2018 (b)	25,000	25,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

DN, 1.94%, 9/26/2018 (c)	223,907	223,606
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/26/2018 (b)	25,000	25,000
(ICE LIBOR USD 1 Month - 0.12%), 1.95%, 9/26/2018 (b)	69,998	69,998
DN, 1.94%, 9/27/2018 (c)	200,000	199,720
(ICE LIBOR USD 1 Month - 0.10%), 1.97%, 9/27/2018 (b)	30,000	30,000
DN, 1.93%, 9/28/2018 (c)	100,000	99,855
DN, 1.94%, 10/2/2018 (c)	100,000	99,833
DN, 1.98%, 10/10/2018 (c)	100,000	99,786
(ICE LIBOR USD 3 Month - 0.25%), 2.08%, 11/20/2018 (b)	49,000	49,000
DN, 2.26%, 3/1/2019 (c)	100,000	98,879

Total U.S. Government Agency Securities (Cost $2,741,598)		2,741,598

U.S. Treasury Obligations — 3.9%
U.S. Treasury Floating Rate Notes (US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.09%, 9/4/2018 (b)	33,000	33,000
U.S. Treasury Notes 1.38%, 9/30/2018	100,000	99,949

Total U.S. Treasury Obligations (Cost $132,949)		132,949

Short-Term Investments — 15.9%
U.S. Treasury Obligations — 15.9%
U.S. Treasury Bills 1.84%, 9/6/2018 (c)	93,000	92,977
1.91%, 9/13/2018 (c)	100,000	99,936
1.93%, 9/27/2018 (c)	17,780	17,755
2.02%, 11/8/2018 (c)	146,500	145,944
2.16%, 1/17/2019 (c)	90,000	89,262
2.18%, 1/31/2019 (c)	100,000	99,089

Total U.S. Treasury Obligations (Cost $544,963)		544,963

Total Short-Term Investments (COST $544,963)		544,963

Total Investments — 99.6% (Cost $3,419,510)*		3,419,510
Other Assets Less Liabilities — 0.4%		14,364

NET ASSETS — 100.0%		3,433,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Abbreviations

DN	Discount Notes
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
USD	United States Dollar

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(c)	The rate shown is the effective yield as of August 31, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 20.3%
U.S. Treasury Floating Rate Notes
(US Treasury 3 Month Bill Money Market Yield + 0.00%), 2.09%, 9/4/2018 (b)	1,149,000	1,148,813
(US Treasury 3 Month Bill Money Market Yield + 0.03%), 2.12%, 9/4/2018 (b)	846,000	846,034
(US Treasury 3 Month Bill Money Market Yield + 0.05%), 2.14%, 9/4/2018 (b)	200,000	200,005
(US Treasury 3 Month Bill Money Market Yield + 0.06%), 2.15%, 9/4/2018 (b)	875,000	875,004
(US Treasury 3 Month Bill Money Market Yield + 0.07%), 2.16%, 9/4/2018 (b)	450,000	449,966
(US Treasury 3 Month Bill Money Market Yield + 0.14%), 2.23%, 9/4/2018 (b)	650,000	650,233
(US Treasury 3 Month Bill Money Market Yield + 0.17%), 2.26%, 9/4/2018 (b)	452,250	452,274
(US Treasury 3 Month Bill Money Market Yield + 0.04%), 2.13%, 10/31/2018 (b)	895,775	895,773
U.S. Treasury Notes 0.75%, 9/30/2018	300,000	299,703
1.38%, 9/30/2018	200,000	199,900
1.25%, 10/31/2018	175,000	174,766
3.75%, 11/15/2018	1,815,539	1,821,602
1.50%, 12/31/2018	368,000	367,181

Total U.S. Treasury Obligations (Cost $8,381,254)		8,381,254

Short-Term Investments — 76.7%
U.S. Treasury Obligations — 76.7%
U.S. Treasury Bills 1.90%, 9/6/2018 (c)	4,321,400	4,320,264
1.91%, 9/13/2018 (c)	4,900,000	4,896,893
1.90%, 9/20/2018 (c)	5,000,000	4,995,012

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued
1.90%, 9/27/2018 (c)	5,532,220	5,524,632
2.02%, 11/8/2018 (c)	3,224,500	3,212,270
2.04%, 11/15/2018 (c)	2,410,000	2,399,800
2.05%, 11/23/2018 (c)	875,000	870,886
2.05%, 12/13/2018 (c)	1,000,000	994,188
2.09%, 12/20/2018 (c)	1,350,000	1,341,453
2.16%, 1/17/2019 (c)	1,000,000	991,797
2.16%, 1/24/2019 (c)	1,000,000	991,396
2.18%, 1/31/2019 (c)	1,150,000	1,139,533

Total U.S. Treasury Obligations (Cost $31,678,124)		31,678,124

Total Short-Term Investments (Cost $31,678,124)		31,678,124

Total Investments — 97.0% (Cost $40,059,378)*		40,059,378
Other Assets Less Liabilities — 3.0%		1,237,008

NET ASSETS — 100.0%		41,296,386

Percentages indicated are based on net assets.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(c)	The rate shown is the effective yield as of August 31, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 81.7%
Alabama — 0.3%
East Alabama Health Care Authority Series B, Rev., VRDO, 1.58%, 9/10/2018 (b)	29,745	29,745
Mobile County IDA, PCR, ExxonMobil Project Rev., VRDO, 1.55%, 9/4/2018 (b)	2,575	2,575
Mobile Downtown Redevelopment Authority, Gulf Opportunity Zone, Austal USA LLC Project
Series A, Rev., VRDO, LOC: Bank of America NA, 1.58%, 9/10/2018 (b) (c)	7,375	7,375
Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.58%, 9/10/2018 (b) (c)	9,290	9,290

		48,985

Alaska — 1.4%
Alaska Housing Finance Corp. Series B, Rev., VRDO, 1.53%, 9/10/2018 (b)	27,795	27,795
Alaska Housing Finance Corp., Home Mortgage
Series A, Rev., VRDO, 1.51%, 9/10/2018 (b)	42,765	42,765
Series B, Rev., VRDO, BAN, 1.51%, 9/10/2018 (b)	43,490	43,490
Series A, Rev., VRDO, 1.54%, 9/10/2018 (b)	14,635	14,635
Series B, Rev., VRDO, 1.54%, 9/10/2018 (b)	14,630	14,630
Alaska Housing Finance Corp., Various, Governmental Purpose Series A, Rev., VRDO, 1.51%, 9/10/2018 (b)	20,785	20,785
City of Valdez, Exxon Pipeline Co. Project
Rev., VRDO, 1.52%, 9/4/2018 (b)	14,930	14,930
Series A, Rev., VRDO, 1.55%, 9/4/2018 (b)	2,525	2,525
Series B, Rev., VRDO, 1.55%, 9/4/2018 (b)	33,460	33,460
Series C, Rev., VRDO, 1.55%, 9/4/2018 (b)	11,480	11,480

		226,495

Arizona — 1.1%
Arizona Health Facilities Authority, Banner Health
Series G, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.58%, 9/10/2018 (b)	16,590	16,590
Series H, Rev., VRDO, LOC: Northern Trust Co., 1.60%, 9/10/2018 (b)	40,315	40,315
Arizona Health Facilities Authority, Catholic Healthcare West Loan 2008 Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.56%, 9/10/2018 (b)	3,200	3,200

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Arizona — continued
Arizona State University Series A, Rev., VRDO, 1.55%, 9/10/2018 (b)	15,350	15,350
Industrial Development Authority of the City of Phoenix (The), Arizona Health Care Facilities, Mayo Clinic Series A, Rev., VRDO, 1.46%, 9/4/2018 (b)	35,650	35,650
Maricopa County Industrial Development Authority, Multifamily Housing, San Clemente Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	18,200	18,200
Phoenix City IDA, Multi-Family Housing, Del Mar Terrace Apartments Project Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.63%, 9/10/2018 (b)	2,000	2,000
Salt River Pima-Maricopa Indian Community Rev., VRDO, LOC: Bank of America NA, 1.61%, 9/10/2018 (b)	38,740	38,740

		170,045

California — 3.2%
California Educational Facilities Authority Series 2015-XF2188, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	1	1
California Statewide Communities Development Authority, Kaiser Permanente
Series J, Rev., VRDO, 1.45%, 9/10/2018 (b)	23,710	23,710
Series M, Rev., VRDO, 1.51%, 9/10/2018 (b)	27,910	27,910
Series B, Rev., VRDO, 1.52%, 9/10/2018 (b)	24,670	24,670
California Statewide Communities Development Authority, Multi-Family Housing, Bay Vista Meadow Park Series NN-1, Rev., VRDO, FNMA, LOC: FNMA, 1.51%, 9/10/2018 (b)	26,145	26,145
California Statewide Communities Development Authority, Multi-Family Housing, Kelvin Court Series B, Rev., VRDO, FNMA, LOC: FNMA, 1.43%, 9/10/2018 (b)	5,500	5,500
City & County of San Francisco, Multifamily Housing, Taxable, Transbay Block 8 Tower Apartments Series H-1, Rev., VRDO, LOC: Bank of China, 1.56%, 9/10/2018 (b)	85,940	85,940
City & County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.63%, 9/10/2018 (b)	23,030	23,030

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
City of Irvine, Reassessment District No. 05-21, Limited Obligation Improvement Bonds Series A, VRDO, LOC: U.S. Bank NA, 1.30%, 9/4/2018 (b) (c)	18,829	18,829
City of San Jose, Multifamily Housing, Almaden Lake Village Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.52%, 9/10/2018 (b)	8,500	8,500
County of Sacramento, Special Facilities Apartment Rev., VRDO, LOC: Bank of America NA, 1.59%, 9/10/2018 (b)	5,800	5,800
Metropolitan Water District of Southern California, Water
Series A-1, Rev., VRDO, 1.33%, 9/4/2018 (b)	59,185	59,185
Series A-2, Rev., VRDO, 1.33%, 9/4/2018 (b)	48,200	48,200
San Diego Community College District Series 2016-ZF2382, GO, VRDO, LIQ: Citibank NA, 1.52%, 9/10/2018 (b) (c)	18,000	18,000
Tender Option Bond Trust Receipts/CTFS
Series 2015-XM0075, Rev., VRDO, LIQ: Bank of America NA, 1.57%, 9/10/2018 (b) (c)	7,260	7,260
Series 2016-XM0230, Rev., VRDO, LIQ: Bank of America NA, 1.57%, 9/10/2018 (b) (c)	14,250	14,250
Series XF0568, Rev., VRDO, LIQ: Bank of America NA, 1.57%, 9/10/2018 (b) (c)	14,400	14,400
Series 2016-XF0431, GO, VRDO, LIQ: Bank of America NA, 1.58%, 9/10/2018 (b) (c)	55,260	55,260
Series 2018-BAML0005, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.68%, 9/10/2018 (b) (c)	42,480	42,480

		509,070

Colorado — 2.5%
City of Colorado Springs, Utilities Revenue System, Sub Lien Series A, Rev., VRDO, 1.56%, 9/10/2018 (b)	68,050	68,050
City of Colorado Springs, Utilities System Improvement
Series A, Rev., VRDO, 1.54%, 9/10/2018 (b)	43,110	43,110
Series A, Rev., VRDO, 1.54%, 9/10/2018 (b)	10,200	10,200
Series C, Rev., VRDO, 1.56%, 9/10/2018 (b)	18,590	18,590

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
City of Colorado Springs, Utilities System, Sub Lien Series A, Rev., VRDO, 1.58%, 9/10/2018 (b)	88,280	88,280
Colorado Educational and Cultural Facilities Authority, Nature Conservancy Project Series 2012, Rev., VRDO, 1.56%, 9/10/2018 (b)	92,390	92,390
Colorado Health Facilities Authority, SCL Health System Series A, Rev., VRDO, 1.56%, 9/10/2018 (b)	30,045	30,045
Colorado Housing and Finance Authority, Single Family Mortgage Series B-2, Class 1, Rev., VRDO, AMT, 1.61%, 9/10/2018 (b)	36,495	36,495
County of Arapahoe, Multi-Family Rental Housing, Hunter’s Run Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.58%, 9/10/2018 (b)	14,320	14,320

		401,480

Connecticut — 1.4%
Connecticut Housing Finance Authority Subseries A-3, Rev., VRDO, 1.58%, 9/10/2018 (b)	22,335	22,335
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Subseries B-3, Rev., VRDO, 1.57%, 9/10/2018 (b)	10,000	10,000
Subseries C-3, Rev., VRDO, AMT, 1.57%, 9/10/2018 (b)	20,000	20,000
Subseries A-3, Rev., VRDO, 1.62%, 9/10/2018 (b)	20,335	20,335
Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds
Subseries E-3, Rev., VRDO, 1.50%, 9/10/2018 (b)	23,370	23,370
Subseries F-5, Rev., VRDO, 1.57%, 9/10/2018 (b)	48,200	48,200
Series D, Subseries D-3, Rev., VRDO, AMT, 1.62%, 9/10/2018 (b)	28,300	28,300
State of Connecticut, Health and Educational Facility Authority
Series A, Rev., VRDO, 1.50%, 9/10/2018 (b)	10,000	10,000
Series D, Rev., VRDO, LOC: Bank of America NA, 1.58%, 9/10/2018 (b)	42,770	42,770

		225,310

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Delaware — 0.1%
Delaware State Health Facilities Authority, Christiana Care Health Services Series B, Rev., VRDO, 1.56%, 9/10/2018 (b)	18,105	18,105

District of Columbia — 1.8%
District of Columbia, Georgetown University Series 2007 C-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.56%, 9/10/2018 (b)	28,725	28,725
District of Columbia, Georgetown University Issue Series C, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.57%, 9/10/2018 (b)	33,055	33,055
District of Columbia, Medlantic/Helix Issue, Tranche II Series A, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	22,385	22,385
District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	80,020	80,020
District of Columbia, Water and Sewer Authority, Public Utility Subordinated Lien Multimodal, Weekly Rate Period Series B, Subseries B-1, Rev., VRDO, 1.51%, 9/10/2018 (b)	22,510	22,510
Metropolitan Washington Airports Authority
Series D, Subseries D-2, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	17,310	17,310
Series A, Subseries A-1, Rev., VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b)	52,040	52,040
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-108, GO, VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	35,000	35,000

		291,045

Florida — 2.4%
City of Gainesville, Utilities System Series B, Rev., VRDO, 1.57%, 9/10/2018 (b)	30,000	30,000
County of Miami-Dade, Seaport Department Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.56%, 9/10/2018 (b)	11,050	11,050
Florida Gulf Coast University Financing Corp., Housing Project Series A, Rev., VRDO, LOC: BMO Harris Bank NA, 1.57%, 9/10/2018 (b)	17,160	17,160
Florida Keys Aqueduct Authority Rev., VRDO, LOC: TD Bank NA, 1.56%, 9/10/2018 (b)	23,100	23,100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Florida — continued
Florida Municipal Power Agency, All Requirements Power Supply Project Series C, Rev., VRDO, LOC: Bank of America NA, 1.57%, 9/4/2018 (b)	31,520	31,520
Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group
Series I-1, Rev., VRDO, 1.54%, 9/10/2018 (b)	27,450	27,450
Series 2012I, Rev., VRDO, 1.55%, 9/10/2018 (b)	29,500	29,500
Highlands County Health Facilities Authority, Hospital, Adventist Health System/Sunbelt Obligated Group
Series I-2, Rev., VRDO, 1.53%, 9/10/2018 (b)	49,100	49,100
Series A, Rev., VRDO, 1.55%, 9/10/2018 (b)	30,950	30,950
Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.61%, 9/10/2018 (b)	2,895	2,895
JEA, Electric System Series Three 2008B-2, Rev., VRDO, 1.57%, 9/10/2018 (b)	21,925	21,925
JEA, Water and Sewer System Series A-2, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.60%, 9/10/2018 (b)	46,670	46,670
Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.50%, 9/10/2018 (b)	26,410	26,410
Osceola County Multi-Family Housing Finance Authority, Regatta Bay Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.61%, 9/10/2018 (b)	10,400	10,400
Palm Beach County Multi-Family Housing Finance Authority, Renaissance Apartments Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.61%, 9/10/2018 (b)	8,900	8,900
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-25, Rev., VRDO, LOC: Royal Bank of Canada, 1.81%, 9/10/2018 (b) (c)	8,000	8,000

		375,030

Georgia — 0.7%
DeKalb Private Hospital Authority, Children’s Healthcare of Atlanta, Inc. Project Rev., VRDO, 1.57%, 9/10/2018 (b)	82,590	82,590

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Georgia — continued
Griffin-Spaulding County Development Authority, Industrial Development, Norcom, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.64%, 9/10/2018 (b)	2,130	2,130
Henry County Water and Sewer Authority, EAGLE Series 2005-0008, Class A, Rev., VRDO, BHAC, FSA-CR, NATL-RE, LIQ: Citibank NA, 1.60%, 9/10/2018 (b)	5,940	5,940
Rib Floater Trust Various Series 2018-016, Rev., VRDO, LIQ: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	20,000	20,000
Tender Option Bond Trust Receipts/CTFS Series 2018-ZF0656, Rev., VRDO, LIQ: Bank of America NA, 1.61%, 9/10/2018 (b) (c)	7,500	7,500

		118,160

Hawaii — 0.1%
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-13, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	20,000	20,000

Idaho — 0.1%
Coeur d’Alene Tribe Rev., VRDO, LOC: Bank of America NA, 1.67%, 9/10/2018 (b)	5,275	5,275
Idaho State Building Authority, Prison Facilities Project Series A, Rev., VRDO, 1.56%, 9/10/2018 (b)	5,885	5,885

		11,160

Illinois — 5.3%
Chicago O’Hare International Airport, Third Lien Rev., VRDO, LOC: Barclays Bank plc, 1.61%, 9/10/2018 (b)	96,600	96,600
City of Galesburg, Knox College Project Series 1996, Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	4,300	4,300
County of Cook, Illinois, Catholic Theological Union Project Series 2005, Rev., VRDO, LOC: U.S. Bank NA, 1.56%, 9/10/2018 (b)	23,256	23,256
County of Cook, Village of Justice, Multi-Family Housing, Candlewood Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	9,600	9,600
County of Lake, A L Hansen Manufacturing Co. Project Rev., VRDO, LOC: BMO Harris Bank NA, 1.59%, 9/10/2018 (b)	940	940
County of Will, ExxonMobil Project Rev., VRDO, 1.57%, 9/4/2018 (b)	26,515	26,515

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Illinois Educational Facilities Authority, Columbia College Chicago Rev., VRDO, LOC: BMO Harris Bank NA, 1.58%, 9/10/2018 (b)	11,790	11,790
Illinois Finance Authority, Advocate Healthcare Network
Subseries C-3A, Rev., VRDO, 1.57%, 9/10/2018 (b)	17,150	17,150
Subseries C-2A, Rev., VRDO, 1.58%, 9/10/2018 (b)	48,730	48,730
Illinois Finance Authority, Bradley University
Series A, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	28,385	28,385
Series B, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	12,790	12,790
Illinois Finance Authority, Chicago Symphony Orchestra Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	83,015	83,015
Illinois Finance Authority, Elmhurst Memorial Healthcare Series D, Rev., VRDO, LOC: Bank of America NA, 1.59%, 9/10/2018 (b)	25,500	25,500
Illinois Finance Authority, Hospital Sisters Services, Inc. Series 2012-G, Rev., VRDO, LOC: Bank of Montreal, 1.56%, 9/10/2018 (b)	20,945	20,945
Illinois Finance Authority, Mccormick Theological Seminary Project Rev., VRDO, LOC: Northern Trust Co., 1.55%, 9/10/2018 (b)	14,750	14,750
Illinois Finance Authority, Northwestern Memorial Hospital Series A-4, Rev., VRDO, 1.52%, 9/4/2018 (b)	16,590	16,590
Illinois Finance Authority, OSF Healthcare System Series B, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	20,750	20,750
Illinois Finance Authority, The University of Chicago Medical Center
Series A, Rev., VRDO, LOC: Bank of America NA, 1.50%, 9/4/2018 (b)	25,650	25,650
Series 2011B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.57%, 9/10/2018 (b)	38,820	38,820
Illinois Finance Authority, The University Of Chicago Medical Center
Series D-1, Rev., VRDO, LOC: PNC Bank NA, 1.53%, 9/4/2018 (b)	7,150	7,150
Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.54%, 9/4/2018 (b)	5,955	5,955

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Illinois — continued
Illinois Finance Authority, University of Chicago Series B, Rev., VRDO, 1.55%, 9/10/2018 (b)	20,358	20,358
Illinois Housing Development Authority, Homeowner Mortgage
Rev., VRDO, GNMA/FNMA/FHLMC, 1.58%, 9/10/2018 (b)	12,500	12,500
Series C-3, Rev., VRDO, AMT, 1.60%, 9/10/2018 (b)	5,700	5,700
Illinois Housing Development Authority, Multifamily Housing, Foxview I and II Apartments Rev., VRDO, FHLMC, LOC: FHLMC, 1.56%, 9/10/2018 (b)	19,000	19,000
Illinois Housing Development Authority, Multifamily Housing, Prairie Station Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.63%, 9/10/2018 (b)	17,900	17,900
Illinois State Toll Highway Authority
Series A-1B, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/10/2018 (b)	20,000	20,000
Series A-2B, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	1,000	1,000
Series A-2C, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.58%, 9/10/2018 (b)	26,700	26,700
Series A-2A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.59%, 9/10/2018 (b)	51,900	51,900
Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.58%, 9/10/2018 (b)	74,510	74,510
Jackson-Union Counties Regional Port District, Port Facility, Enron Transportation Services, LP Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.60%, 9/10/2018 (b)	21,300	21,300
Joliet Regional Port District Rev., VRDO, 1.52%, 9/4/2018 (b)	14,950	14,950
Regional Transportation Authority Series SGC-55, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, 1.57%, 9/10/2018 (b) (c)	4,345	4,345

		829,344

Indiana — 2.6%
City of Rockport, PCR, AEP Generating Co. Project Series A, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.58%, 9/10/2018 (b)	9,100	9,100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Indiana — continued
Indiana Finance Authority, Ascension Health Senior Credit Group Rev., VRDO, 1.53%, 9/10/2018 (b)	53,575	53,575
Indiana Finance Authority, Ascention Health SR Credit Group Series E-8, Rev., VRDO, 1.56%, 9/10/2018 (b)	39,525	39,525
Indiana Finance Authority, Duke Energy Indiana, Inc. Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.59%, 9/10/2018 (b)	26,575	26,575
Indiana Finance Authority, Educational Facilities Series A, Rev., VRDO, LOC: Northern Trust Co., 1.53%, 9/10/2018 (b)	21,145	21,145
Indiana Finance Authority, Parkview Health System, Inc.
Series D, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.56%, 9/10/2018 (b)	24,000	24,000
Series C, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.57%, 9/10/2018 (b)	65,870	65,870
Indiana Finance Authority, Trinity Health Credit Group Series D-1, Rev., VRDO, 1.56%, 9/10/2018 (b)	74,260	74,260
Indiana Health and Educational Facility Financing Authority, Community Hospital of Lagrange County, Inc. Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	17,970	17,970
Indiana Health Facility Financing Authority, Ascension Health Series A-2, Rev., VRDO, 1.53%, 9/10/2018 (b)	24,000	24,000
Indiana State Finance Authority Hospital, University Health Obligated Group
Series E, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/10/2018 (b)	17,300	17,300
Series 2009C, Rev., VRDO, LOC: Northern Trust Co., 1.56%, 9/10/2018 (b)	20,510	20,510
Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.55%, 9/10/2018 (b)	14,265	14,265

		408,095

Iowa — 0.3%
Iowa Finance Authority, Midwestern Disaster Area, Archer-Daniels-Midland Co. Project Rev., VRDO, 1.62%, 9/10/2018 (b)	27,635	27,635
Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project
Series 2011, Rev., VRDO, LOC: U.S. Bank NA, 1.58%, 9/10/2018 (b)	6,610	6,610
Rev., VRDO, 1.62%, 9/10/2018 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Iowa — continued
Iowa Finance Authority, Trinity Health Series D, Rev., VRDO, 1.56%, 9/10/2018 (b)	7,630	7,630

		51,875

Kansas — 0.1%
City of Mission, Multi-Family Housing, Silverwood Apartment Project Rev., VRDO, FNMA, LOC: FNMA, 1.59%, 9/10/2018 (b)	11,000	11,000

Kentucky — 1.0%
Boyle County, Centre College Project Series A, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	34,035	34,035
County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.64%, 9/10/2018 (b)	70,147	70,147
Louisville Regional Airport Authority, Special Facilities, BT-OH, LLC Project Series A, Rev., VRDO, 1.57%, 9/4/2018 (b)	42,600	42,600
Louisville Regional Airport Authority, Special Facilities, UPS Worldwide Forwarding Series A, Rev., VRDO, 1.55%, 9/4/2018 (b)	12,300	12,300

		159,082

Louisiana — 1.1%
Consolidated Government of the City of Baton Rouge and Parish of East Baton Rouge Rev., VRDO, 1.52%, 9/4/2018 (b)	59,025	59,025
Consolidated Government of the City of Baton Rouge and Parish of East Baton Rouge, State Of Louisiana Road And Street Improvement Series A, Rev., VRDO, LOC - DEXIA CREDIT LOCAL , LOC: Citibank NA, 1.55%, 9/10/2018 (b)	22,765	22,765
East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project Series A, Rev., VRDO, 1.52%, 9/4/2018 (b)	26,420	26,420
Louisiana Public Facilities Authority, Multifamily Housing, River View Rev., VRDO, FHLMC, 1.58%, 9/10/2018 (b)	11,200	11,200
Parish of St Charles, Pollution Control, Shell Oil Co., Norco Project Rev., VRDO, 1.56%, 9/4/2018 (b)	50,000	50,000
State of Louisiana, Gas and Fuels Tax Series 2016-XG0035, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	7,240	7,240

		176,650

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.7%
Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.63%, 9/10/2018 (b)	5,265	5,265
Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Walker Mews Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.60%, 9/10/2018 (b)	11,700	11,700
Maryland Economic Development Corp., Howard Hughes Medical Institute Series B, Rev., VRDO, 1.57%, 9/10/2018 (b)	23,260	23,260
Maryland Health and Higher Educational Facilities Authority, Pooled Loan Program
Series B, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	6,300	6,300
Series D, Rev., VRDO, LOC: Bank of America NA, 1.77%, 9/10/2018 (b)	1,354	1,354
Maryland Health and Higher Educational Facilities Authority, University of Maryland Medical System Issue Series D, Rev., VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	1,100	1,100
Maryland Stadium Authority, Sports Facilities, Football Stadium Issue Series 2007, Rev., VRDO, 1.55%, 9/10/2018 (b)	25,655	25,655
Montgomery County Housing Opportunities Commission, Oakfield Apartments Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.60%, 9/10/2018 (b)	2,000	2,000
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series B, Rev., VRDO, AMT, LOC: PNC Bank NA, 1.59%, 9/10/2018 (b)	8,450	8,450
Tender Option Bond Trust Receipts/CTFS Series 2018-XF2581, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	18,000	18,000

		103,084

Massachusetts — 1.7%
Commonwealth of Massachusetts
Series B, GO, VRDO, 1.43%, 9/4/2018 (b)	40,010	40,010
Class A, GO, VRDO, FGIC, LIQ: Societe Generale, 1.57%, 9/10/2018 (b) (c)	13,605	13,605
Massachusetts Bay Transportation Authority, General Transportation System Series A-1, Rev., VRDO, 1.54%, 9/10/2018 (b)	10,480	10,480

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Massachusetts — continued
Massachusetts Department of Transportation Series A-6, Rev., VRDO, 1.58%, 9/10/2018 (b)	21,265	21,265
Massachusetts Development Finance Agency, Boston University Series U-6E, Rev., VRDO, LOC - BANK OF NOVA SCOTIA , LOC: TD Bank NA, 1.45%, 9/10/2018 (b)	48,995	48,995
Massachusetts Health and Educational Facilities Authority Series G, Rev., VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	19,250	19,250
Massachusetts Health and Educational Facilities Authority, Museum of Fine Arts Series A-1, Rev., VRDO, 1.51%, 9/4/2018 (b)	36,850	36,850
Massachusetts Health and Educational Facilities Authority, Partners Healthcare System Series F3, Rev., VRDO, LOC: TD Bank NA, 1.53%, 9/10/2018 (b)	14,865	14,865
Massachusetts State Development Finance Agency, First Mortgage Brookhaven Series B, Rev., VRDO, LOC: Bank of America NA, 1.63%, 9/10/2018 (b)	1,700	1,700
Massachusetts State Health and Educational Facilities Authority, Capital Asset Program
Series M-2, Rev., VRDO, LOC: Bank of America NA, 1.54%, 9/10/2018 (b)	15,400	15,400
Series M-4A, Rev., VRDO, LOC: Bank of America NA, 1.61%, 9/10/2018 (b)	1,900	1,900
Massachusetts Water Resources Authority Series A-3, Rev., VRDO, 1.57%, 9/10/2018 (b)	22,000	22,000
University of Massachusetts Building Authority Series 1, Rev., VRDO, 1.57%, 9/10/2018 (b)	19,070	19,070

		265,390

Michigan — 1.3%
Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.60%, 9/10/2018 (b)	1,320	1,320
Michigan State Housing Development Authority, Rental Housing
Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.61%, 9/10/2018 (b)	33,420	33,420
Series D, Rev., VRDO, AMT, 1.62%, 9/10/2018 (b)	48,675	48,675

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Michigan — continued
Michigan State Housing Development Authority, Single-Family Mortgage
Series D, Rev., VRDO, 1.60%, 9/10/2018 (b)	12,700	12,700
Series B, Rev., VRDO, AMT, 1.63%, 9/10/2018 (b)	53,615	53,615
Tender Option Bond Trust Receipts/CTFS
Series 2018-XG0186, Rev., VRDO, LIQ: Bank of America NA, 1.58%, 9/10/2018 (b) (c)	21,540	21,540
Series 2016-XF0394, Rev., VRDO, LIQ: Bank of America NA, 1.61%, 9/10/2018 (b) (c)	11,580	11,580
University of Michigan Series A, Rev., VRDO, 1.39%, 9/4/2018 (b)	16,105	16,105

		198,955

Minnesota — 1.3%
City of Oak Park Heights, Multi-Family Rev., VRDO, FHLMC, LIQ: FHLMC, 1.55%, 9/10/2018 (b)	22,295	22,295
City of Rochester, Health Care Facilities, Mayo Clinic Series A, Rev., VRDO, 1.54%, 9/10/2018 (b)	20,250	20,250
County of Hennepin Series B, GO, VRDO, 1.51%, 9/10/2018 (b)	17,100	17,100
Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/10/2018 (b)	8,010	8,010
Minneapolis and St Paul Housing and Redevelopment Authority, Health Care System, Allina Health System
Series C-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.57%, 9/10/2018 (b)	43,175	43,175
Series C-2, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.57%, 9/10/2018 (b)	37,145	37,145
Minnesota Housing Finance Agency, Residential Housing Finance
Series F, Rev., VRDO, GNMA/FNMA/FHLMC, 1.56%, 9/10/2018 (b)	37,800	37,800
Series F, Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, 1.59%, 9/10/2018 (b)	23,000	23,000

		208,775

Mississippi — 3.5%
Chevron USA, Inc. Project, Series B, Rev., VRDO, 1.56%, 9/4/2018 (b)	18,750	18,750
County of Jackson, Port Facility, Chevron USA, Inc. Project Rev., VRDO, 1.54%, 9/4/2018 (b)	26,925	26,925

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Mississippi — continued
Mississippi Business Finance Corp Series I, Rev., VRDO, 1.54%, 9/4/2018 (b)	40,080	40,080
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project
Series A, Rev., VRDO, 1.54%, 9/4/2018 (b)	70,225	70,225
Series A, Rev., VRDO, 1.54%, 9/4/2018 (b)	9,990	9,990
Series C, Rev., VRDO, 1.54%, 9/4/2018 (b)	33,470	33,470
Series D, Rev., VRDO, CHEVRON CORP (GTD) / CHEVRON U S A INC (OBLI), 1.54%, 9/4/2018 (b)	16,965	16,965
Series D, Rev., VRDO, 1.54%, 9/4/2018 (b)	11,800	11,800
Series E, Rev., VRDO, 1.54%, 9/4/2018 (b)	1,950	1,950
Series G, Rev., VRDO, 1.54%, 9/4/2018 (b)	19,825	19,825
Series G, Rev., VRDO, 1.54%, 9/4/2018 (b)	19,260	19,260
Series F, Rev., VRDO, 1.56%, 9/4/2018 (b)	37,100	37,100
Series K, Rev., VRDO, 1.56%, 9/4/2018 (b)	29,850	29,850
Series L, Rev., VRDO, 1.56%, 9/4/2018 (b)	12,950	12,950
Series A, Rev., VRDO, 1.55%, 9/10/2018 (b)	103,430	103,430
Series C, Rev., VRDO, 1.57%, 9/10/2018 (b)	23,790	23,790
Series E, Rev., VRDO, 1.57%, 9/10/2018 (b)	9,100	9,100
Mississippi Development Bank Special Obligation, Harrison County Coliseum Series B, Rev., VRDO, LOC: Bank of America NA, 1.63%, 9/10/2018 (b)	38,900	38,900
Mississippi Development Bank Special Obligation, Jackson County, Industrial Water System Project Series 2009, Rev., VRDO, 1.54%, 9/4/2018 (b)	15,350	15,350
Mississippi Hospital Equipment and Facilities Authority, North Mississippi Health Services Rev., VRDO, 1.56%, 9/10/2018 (b)	8,390	8,390

		548,100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 3.0%
City of Kansas Series E, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	59,075	59,075
Health and Educational Facilities Authority of the State of Missouri
Series A, Rev., VRDO, LIQ: BJC Health System, 1.53%, 9/10/2018 (b)	56,500	56,500
Series C, Rev., VRDO, LIQ: BJC Health System, 1.53%, 9/10/2018 (b)	77,075	77,075
Series D, Rev., VRDO, 1.53%, 9/10/2018 (b)	64,230	64,230
Series E, Rev., VRDO, 1.55%, 9/10/2018 (b)	38,295	38,295
Series F, Rev., VRDO, 1.55%, 9/10/2018 (b)	49,750	49,750
Health and Educational Facilities Authority of the State of Missouri, Bethesda Health Group Series B, Rev., VRDO, LOC: Bank of America NA, 1.52%, 9/4/2018 (b)	11,995	11,995
Health and Educational Facilities Authority of the State of Missouri, SSM Health Series E, Rev., VRDO, 1.52%, 9/10/2018 (b)	9,975	9,975
Kansas City IDA, Livers Bronze Co. Project Rev., VRDO, LOC: Bank of America NA, 1.73%, 9/10/2018 (b)	250	250
Missouri Development Finance Board, Cultural Facilities, The Nelson Gallery Foundation Series A, Rev., VRDO, 1.55%, 9/4/2018 (b)	27,590	27,590
Missouri State Health and Educational Facilities Authority Series B, Rev., VRDO, LIQ: BJC Health System, 1.53%, 9/10/2018 (b)	61,810	61,810
Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Care Series G, Rev., VRDO, 1.55%, 9/10/2018 (b)	13,100	13,100

		469,645

Nebraska — 0.3%
County of Lancaster, Hospital Authority No. 1, BryanLGH Medical Center
Series B-1, Rev., VRDO, LOC: U.S. Bank NA, 1.52%, 9/4/2018 (b)	21,390	21,390
Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/10/2018 (b)	26,645	26,645

		48,035

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Nevada — 1.0%
City of Reno, Hospital, Renown Regional Medical Center Project Series A, Rev., VRDO, LOC: MUFG Union Bank NA, 1.58%, 9/10/2018 (b)	30,060	30,060
Clark County, Nevada Airport System, Sub Lien Series C-3, Rev., VRDO, AMT, LOC: Sumitomo Mitsui Banking Corp., 1.61%, 9/10/2018 (b)	9,175	9,175
County of Clark, Airport Series A, GO, VRDO, AMT, 1.61%, 9/10/2018 (b)	40,105	40,105
County of Clark, Department of Aviation, Nevada Airport System Series B-2, Rev., VRDO, AMT, LOC: State Street Bank & Trust, 1.60%, 9/10/2018 (b)	32,235	32,235
County of Clark, Passenger Facility Charge, Mccarran International Airport Series F-2, Rev., VRDO, LOC: MUFG Union Bank NA, 1.58%, 9/10/2018 (b)	31,015	31,015
Nevada Housing Division, Multi-Unit Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.59%, 9/10/2018 (b)	8,050	8,050

		150,640

New Hampshire — 0.1%
New Hampshire Health and Education Facilities Authority, Dartmouth College Series B, Rev., VRDO, 1.47%, 9/4/2018 (b)	16,540	16,540

New Jersey — 0.3%
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-102, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	40,000	40,000

New Mexico — 0.1%
University of New Mexico, Subordinate Lien System Series B, Rev., VRDO, 1.56%, 9/10/2018 (b)	14,205	14,205

New York — 21.7%
City of New York
Subseries L-5, GO, VRDO, 1.52%, 9/4/2018 (b)	10,250	10,250
Series D, Subseries D-3A, GO, VRDO, 1.55%, 9/4/2018 (b)	49,155	49,155
Subseries J-6, GO, VRDO, LOC: Landesbank Hessen-Thueringen, 1.56%, 9/4/2018 (b)	55,310	55,310
City of New York, Fiscal Year 2006
Series I, Subseries I-4, GO, VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	21,300	21,300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series I, Subseries I-5, GO, VRDO, LOC: Bank of New York Mellon, 1.55%, 9/4/2018 (b)	31,500	31,500
Series F, Subseries F-3, GO, VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	36,400	36,400
City of New York, Fiscal Year 2008 Subseries D-3, GO, VRDO, 1.53%, 9/10/2018 (b)	24,700	24,700
City of New York, Fiscal Year 2012
Series G, Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.51%, 9/4/2018 (b)	32,250	32,250
Series G, Subseries G-6, GO, VRDO, LOC: Mizuho Bank Ltd., 1.52%, 9/4/2018 (b)	81,200	81,200
City of New York, Fiscal Year 2013
Series F, Subseries F-3, GO, VRDO, LIQ: Bank of America NA, 1.52%, 9/4/2018 (b)	20,450	20,450
Series A, Subseries A-2, GO, VRDO, LOC: Mizuho Bank Ltd., 1.57%, 9/4/2018 (b)	28,100	28,100
Series A, Subseries A-3, GO, VRDO, LOC: Mizuho Bank Ltd., 1.57%, 9/4/2018 (b)	3,400	3,400
City of New York, Fiscal Year 2014
Subseries D-4, GO, VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	53,725	53,725
Series D, Subseries D-5, GO, VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	61,550	61,550
City of New York, Fiscal Year 2015 Series F, Subseries F-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.55%, 9/10/2018 (b)	14,200	14,200
City of New York, Fiscal Year 2016 Series I, Subseries I-6, GO, VRDO, LOC: Bank of New York Mellon, 1.55%, 9/4/2018 (b)	10,225	10,225
City of New York, Fiscal Year 2017 Series A, Subseries A-6, GO, VRDO, 1.56%, 9/4/2018 (b)	35,345	35,345
City of New York, Housing Development Corp. Series A, Rev., VRDO, FNMA, LIQ: FNMA, 1.62%, 9/10/2018 (b)	19,700	19,700
City of New York, Housing Development Corp., State Renaissance Court Rev., VRDO, FHLMC, LIQ: FHLMC, 1.58%, 9/10/2018 (b)	35,200	35,200
Metropolitan Transportation Authority
Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	7,000	7,000
Subseries E-1, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/4/2018 (b)	1,615	1,615

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Subseries D-2, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.57%, 9/4/2018 (b)	11,300	11,300
Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.53%, 9/10/2018 (b)	54,525	54,525
Subseries E-1, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	47,590	47,590
Series D, Subseries D-1, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.59%, 9/10/2018 (b)	75,945	75,945
Nassau County Interim Finance Authority, A Public Benefit Corp. of the State of New York, Sales Tax Secured Series B, Rev., VRDO, 1.57%, 9/10/2018 (b)	43,460	43,460
Nassau County Interim Finance Authority, Sales Tax Secured Series A, Rev., VRDO, 1.62%, 9/10/2018 (b)	48,750	48,750
Nassau Health Care Corp., Nassau County Guaranteed
Subseries B-1, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	9,345	9,345
Subseries B-2, Rev., VRDO, LOC: TD Bank NA, 1.55%, 9/10/2018 (b)	18,750	18,750
New York City Health and Hospital Corp., Health System
Series B, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	8,750	8,750
Series C, Rev., VRDO, LOC: TD Bank NA, 1.55%, 9/10/2018 (b)	36,100	36,100
New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.58%, 9/10/2018 (b)	4,760	4,760
New York City Housing Development Corp., Multi-Family Mortgage, 245 East 124th Street Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.53%, 9/10/2018 (b)	2,800	2,800
New York City Housing Development Corp., Multi-Family Mortgage, Highbridge Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.58%, 9/10/2018 (b)	13,600	13,600
New York City Housing Development Corp., Multi-Family Rental Housing, West 89th Street Development Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.57%, 9/10/2018 (b)	10,630	10,630
New York City Municipal Water Finance Authority, Water and Sewer System Subseries A-1, Rev., VRDO, 1.55%, 9/4/2018 (b)	10,000	10,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2008 Subseries B-1A, Rev., VRDO, 1.57%, 9/10/2018 (b)	64,400	64,400
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2012 Subseries A-2, Rev., VRDO, 1.52%, 9/4/2018 (b)	20,345	20,345
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2013 Series AA, Subseries AA-1, Rev., VRDO, 1.55%, 9/4/2018 (b)	34,640	34,640
New York City Municipal Water Finance Authority, Water and Sewer System, Fiscal Year 2015 Rev., VRDO, 1.53%, 9/4/2018 (b)	42,300	42,300
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution Subseries AA-4, Rev., VRDO, 1.53%, 9/4/2018 (b)	39,660	39,660
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2001 Subseries F-1, Rev., VRDO, 1.57%, 9/4/2018 (b)	32,250	32,250
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2011
Series DD-1, Rev., VRDO, 1.50%, 9/4/2018 (b)	38,825	38,825
Series DD-3B, Rev., VRDO, 1.55%, 9/4/2018 (b)	27,050	27,050
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, 1.56%, 9/10/2018 (b)	37,700	37,700
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2014
Series AA, Subseries AA1-AA6, Rev., VRDO, 1.50%, 9/4/2018 (b)	43,145	43,145
Series AA, Subseries AA-5, Rev., VRDO, 1.57%, 9/4/2018 (b)	74,815	74,815
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015
Subseries BB-4, Rev., VRDO, 1.55%, 9/4/2018 (b)	10,000	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Series BB-3, Rev., VRDO, 1.56%, 9/10/2018 (b)	42,350	42,350
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2016 Series AA-2, Rev., VRDO, 1.55%, 9/4/2018 (b)	49,480	49,480
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2017
Series BB, Rev., VRDO, 1.52%, 9/4/2018 (b)	34,625	34,625
Series BB-1B, Rev., VRDO, 1.52%, 9/4/2018 (b)	32,460	32,460
Subseries BB-3, Rev., VRDO, 1.56%, 9/10/2018 (b)	37,500	37,500
New York City Transitional Finance Authority, Future Tax Secured
Subseries A-4, Rev., VRDO, 1.52%, 9/4/2018 (b)	49,910	49,910
Subseries E-4, Rev., VRDO, 1.52%, 9/4/2018 (b)	1,350	1,350
Rev., VRDO, 1.55%, 9/4/2018 (b)	36,935	36,935
Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	30,800	30,800
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2001 Series C, Rev., VRDO, 1.56%, 9/10/2018 (b)	50,510	50,510
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003
Subseries A-4, Rev., VRDO, 1.50%, 9/4/2018 (b)	38,420	38,420
Subseries C4, Rev., VRDO, 1.57%, 9/4/2018 (b)	1,100	1,100
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010 Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.53%, 9/10/2018 (b)	41,340	41,340
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013 Subseries C-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.53%, 9/10/2018 (b)	32,300	32,300

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Subseries D-3, Rev., VRDO, 1.57%, 9/4/2018 (b)	83,190	83,190
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2015 Subseries A-3, Rev., VRDO, 1.56%, 9/4/2018 (b)	76,365	76,365
New York City Transitional Finance Authority, New York City Recovery
Subseries 2-F, Rev., VRDO, LIQ: Sumitomo Mitsui Banking, 1.53%, 9/10/2018 (b)	11,110	11,110
Series 1, Subseries 1A, Rev., VRDO, LIQ: Landesbank Hessen-Thuringen, 1.55%, 9/10/2018 (b)	1,765	1,765
Series 3, Subseries 3-G, Rev., VRDO, 1.59%, 9/10/2018 (b)	14,815	14,815
New York City Transitional Finance Authority, Recovery Series 1, Subseries 1D, Rev., VRDO, 1.50%, 9/4/2018 (b)	8,195	8,195
New York City Trust for Cultural Resources, American Museum of Natural History Series B3, Rev., VRDO, 1.56%, 9/10/2018 (b)	13,485	13,485
New York City Water and Sewer System, Water and Sewer System Subseries B, Rev., VRDO, 1.55%, 9/4/2018 (b)	14,390	14,390
New York Liberty Development Corp. Series 2015-XF2146, Rev., VRDO, LIQ: Citibank NA, 1.58%, 9/10/2018 (b) (c)	3,160	3,160
New York State Dormitory Authority
Series 2016-XF2282, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	7,400	7,400
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.59%, 9/10/2018 (b)	37,615	37,615
New York State Dormitory Authority, City University System, CONS Fifth General Resolution
Series C, Rev., VRDO, LOC: Bank of America NA, 1.53%, 9/10/2018 (b)	97,275	97,275
Series D, Rev., VRDO, LOC: TD Bank NA, 1.53%, 9/10/2018 (b)	42,730	42,730
New York State Dormitory Authority, Court Facilities Lease Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.63%, 9/10/2018 (b)	69,525	69,525

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Energy Research and Development Authority, Consolidated Edison Co. of New York, Inc. Project Series C, Subseries C-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.65%, 9/10/2018 (b)	12,700	12,700
New York State Energy Research and Development Authority, Consolidated Edison Co., Inc. Project
Series A, Subseries A-1, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.57%, 9/10/2018 (b)	18,600	18,600
Series A, Subseries A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.58%, 9/10/2018 (b)	14,920	14,920
New York State Housing Finance Agency
Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.54%, 9/4/2018 (b)	12,900	12,900
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	46,900	46,900
New York State Housing Finance Agency, 10 Barclay Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	2,755	2,755
New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.62%, 9/10/2018 (b)	23,250	23,250
New York State Housing Finance Agency, 240 East 39th Street Housing Series A, Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	14,500	14,500
New York State Housing Finance Agency, 25 West 25th Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	56,500	56,500
New York State Housing Finance Agency, 350 West 43rd Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.57%, 9/4/2018 (b)	29,500	29,500
New York State Housing Finance Agency, 360 West 43rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.57%, 9/10/2018 (b)	2,400	2,400
New York State Housing Finance Agency, 363 West 30th Street Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.62%, 9/10/2018 (b)	9,000	9,000
New York State Housing Finance Agency, 42nd and 10th Housing
Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.54%, 9/10/2018 (b)	13,010	13,010

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — continued
Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.60%, 9/10/2018 (b)	67,530	67,530
New York State Housing Finance Agency, 42nd West 10th Street Housing Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.54%, 9/10/2018 (b)	16,425	16,425
New York State Housing Finance Agency, 505 West 37th Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.50%, 9/4/2018 (b)	58,310	58,310
New York State Housing Finance Agency, 555 Tenth Avenue Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.64%, 9/10/2018 (b)	58,250	58,250
New York State Housing Finance Agency, 606 West 57th Street Housing Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.56%, 9/10/2018 (b)	13,715	13,715
New York State Housing Finance Agency, 625 West 57th Street Housing Series A-1, Rev., VRDO, LOC: Bank of New York Mellon, 1.54%, 9/10/2018 (b)	14,050	14,050
New York State Housing Finance Agency, Clinton Park Phase II Series A-1, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.62%, 9/10/2018 (b)	3,900	3,900
New York State Housing Finance Agency, East 84th Street Housing Series A, Class E, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	28,200	28,200
New York State Housing Finance Agency, Madison Avenue Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.54%, 9/4/2018 (b)	58,880	58,880
New York State Housing Finance Agency, Manhattan West Residential Housing Series A, Rev., VRDO, LOC: Bank of China, 1.63%, 9/10/2018 (b)	42,750	42,750
New York State Housing Finance Agency, North End Series A, Rev., VRDO , FNMA, LOC: FNMA, 1.53%, 9/10/2018 (b)	7,050	7,050
New York State Housing Finance Agency, Service Contract Series M-1, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/10/2018 (b)	10,995	10,995
New York State Housing Finance Agency, Theater Row Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.57%, 9/10/2018 (b)	11,300	11,300
New York State Housing Finance Agency, Tribeca Landing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.57%, 9/10/2018 (b)	1,800	1,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York State Housing Finance Agency, Union Square South Housing Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	41,950	41,950
New York State Housing Finance Agency, West 23rd Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.57%, 9/10/2018 (b)	2,100	2,100
New York State Housing Finance Agency, West End Rev., VRDO, FNMA, LOC: FNMA, 1.65%, 9/10/2018 (b)	13,200	13,200
New York State Housing Finance Agency, Weyant Green Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.57%, 9/10/2018 (b)	100	100
New York State Housing Finance Agency, Worth Street Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.57%, 9/10/2018 (b)	3,400	3,400
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-120, Rev., VRDO, LOC: Royal Bank of Canada, 1.53%, 9/4/2018 (b) (c)	10,000	10,000
Series E-121, Rev., VRDO, LOC: Royal Bank of Canada, 1.53%, 9/4/2018 (b) (c)	35,000	35,000
Series E-99, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	20,000	20,000
Tender Option Bond Trust Receipts/CTFS
Series E-118, GO, LOC: Royal Bank of Canada, 1.53%, 9/4/2018 (b)	50,000	50,000
Series 2016-XG0018, Rev., VRDO, LIQ: Bank of America NA, 1.59%, 9/10/2018 (b) (c)	11,250	11,250
Series 2018-XF0685, Rev., VRDO, LIQ: TD Bank NA, 1.59%, 9/10/2018 (b) (c)	20,000	20,000
Series 2018-XF2550, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	18,375	18,375
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Subseries B-3, Rev., VRDO, LOC: State Street Bank & Trust, 1.52%, 9/4/2018 (b)	55,000	55,000
Series A, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	26,450	26,450

		3,411,025

North Carolina — 2.6%
Buncombe County Metropolitan Sewerage District Series A, Rev., VRDO, 1.55%, 9/10/2018 (b)	23,960	23,960
City of Charlotte, 2003 Governmental Facilities Projects Series G, COP, VRDO, LIQ: Wells Fargo Bank NA, 1.56%, 9/10/2018 (b)	46,860	46,860

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — continued
City of Charlotte, Governmental Facilities Series F, COP, VRDO, 1.61%, 9/10/2018 (b)	7,675	7,675
City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, 1.53%, 9/10/2018 (b)	19,580	19,580
City of Raleigh, Combined Enterprise System Series B, Rev., VRDO, 1.60%, 9/10/2018 (b)	28,300	28,300
City of Raleigh, Downtown Improvement Projects
Series A, COP, VRDO, 1.58%, 9/10/2018 (b)	40,900	40,900
Series B-1, COP, VRDO, 1.58%, 9/10/2018 (b)	46,570	46,570
City of Raleigh, Enterprise System Series A, Rev., VRDO, 1.60%, 9/10/2018 (b)	7,835	7,835
Durham County Industrial Facilities and Pollution Control Financing Authority, Research Triangle Institute Series 2007, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.45%, 9/10/2018 (b)	17,260	17,260
Forsyth County Series A, GO, VRDO, 1.53%, 9/10/2018 (b)	5,635	5,635
North Carolina Capital Facilities Finance Agency, NCCU Real Estate Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.57%, 9/10/2018 (b)	14,600	14,600
North Carolina Medical Care Commission, Health Care Facilities, WakeMed Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.54%, 9/10/2018 (b)	12,385	12,385
North Carolina Medical Care Commission, Moses Cone Health System
Series B, Rev., VRDO, 1.54%, 9/4/2018 (b)	31,410	31,410
Series A, Rev., VRDO, 1.54%, 9/10/2018 (b)	33,755	33,755
Person County Industrial Facilities and Pollution Control Financing Authority, Recovery Zone Facility, CertainTeed Gypsum NC, Inc. Series 2010, Rev., VRDO, LOC: Credit Industriel et Commercial, 1.62%, 9/10/2018 (b)	14,800	14,800
University of North Carolina, University Hospital at Chapel Hill
Series A, Rev., VRDO, 1.54%, 9/4/2018 (b)	12,390	12,390
Series B, Rev., VRDO, 1.54%, 9/4/2018 (b)	31,975	31,975

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
North Carolina — continued
Series A, Rev., VRDO, 1.53%, 9/10/2018 (b)	10,870	10,870

		406,760

Ohio — 1.7%
City of Blue Ash, Economic Development, Ursuline Academy of Cincinnati Project Series 2008, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	300	300
City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/10/2018 (b)	5,175	5,175
Columbus Regional Airport Authority, Airport Facility, Flightsafety International Inc. Rev., VRDO, AMT, 1.61%, 9/10/2018 (b)	22,170	22,170
County of Cleveland-Cuyahoga, Port Authority Cultural Facility, Museum of Art Project Series B, Rev., VRDO, 1.56%, 9/10/2018 (b)	20,000	20,000
County of Cuyahoga, Ohio, Hospital Facilities, Sisters of Charity Health System Series 2000, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	22,305	22,305
County of Franklin, Ohio Hospital Facilities Rev., VRDO, 1.55%, 9/10/2018 (b)	20,000	20,000
County of Hamilton, Hospital Facilities Series B, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	10,500	10,500
County of Hamilton, Hospital Facilities, Elizabeth Gamble Deaconess Home Association Series A, Rev., VRDO, LOC: Northern Trust Co., 1.57%, 9/10/2018 (b)	14,550	14,550
Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System
Series B-4, Rev., VRDO, 1.52%, 9/4/2018 (b)	41,535	41,535
Rev., VRDO, LIQ: Bank of New York Mellon, 1.55%, 9/4/2018 (b)	6,550	6,550
Ohio State Water Development Authority, Water Pollution Control Loan Fund Series 2016 A, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.61%, 9/10/2018 (b)	38,000	38,000
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-104, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	28,745	28,745
Series E-119, Rev., VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	15,000	15,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Ohio — continued
State of Ohio, Infrastructure Improvement Series A, GO, VRDO, 1.58%, 9/10/2018 (b)	15,375	15,375

		260,205

Oregon — 0.2%
Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.56%, 9/10/2018 (b)	15,450	15,450
Oregon Health and Science University Series B-3, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/4/2018 (b)	7,500	7,500
State of Oregon, Facilities Authority, PeaceHealth Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.57%, 9/10/2018 (b)	3,635	3,635

		26,585

Other — 1.0%
FHLMC, Multi-Family Housing
Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	5,820	5,820
Series M019, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	33,915	33,915
Series M020, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	17,812	17,812
Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	46,810	46,810
Series M024, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	16,395	16,395
Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.63%, 9/10/2018 (b)	20,240	20,240
Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.63%, 9/10/2018 (b)	11,205	11,205
SunAmerica Taxable Trust
Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.62%, 9/10/2018 (b)	2,360	2,360

		154,557

Pennsylvania — 3.5%
Bucks County IDA, Grand View Hospital
Series A, Rev., VRDO, LOC: TD Bank NA, 1.53%, 9/10/2018 (b)	400	400
Series B, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	20,300	20,300
Butler County General Authority Series SGC-58, Class A, Rev., VRDO, LIQ: Societe Generale, 1.57%, 9/10/2018 (b) (c)	19,090	19,090

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Butler County General Authority, North Allegheny School District Project Series B, Rev., VRDO, 1.57%, 9/10/2018 (b)	8,570	8,570
City of Philadelphia, Gas Works, 1998 General Ordinance, Eight
Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.56%, 9/10/2018 (b)	12,900	12,900
Series E, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	24,770	24,770
Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.57%, 9/10/2018 (b)	18,115	18,115
County of Allegheny
Series C, GO, VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	33,775	33,775
Series C-51, GO, VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	12,000	12,000
Delaware Valley Regional Finance Authority, Local Government Class A, Rev., VRDO, LIQ: Societe Generale, 1.57%, 9/10/2018 (b) (c)	16,295	16,295
Fayette County Hospital Authority, Regional Health System Series A, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	25,895	25,895
Lackawanna County Multi-Purpose Stadium Authority, Hotel Room Rental Tax Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	15,540	15,540
Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project
Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	18,910	18,910
Series A-T2, Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	1,890	1,890
Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	17,080	17,080
Pennsylvania Higher Educational Facilities Authority, Drexel University Series B, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/4/2018 (b)	9,800	9,800
Pennsylvania Higher Educational Facilities Authority, Susquehanna University Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	2,400	2,400
Pennsylvania Housing Finance Agency, Single Family Mortgage Series 2007-99C, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	4,475	4,475

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pennsylvania — continued
Philadelphia Authority, Industrial Development Multi-Modal Lease Series B-3, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	17,405	17,405
RBC Municipal Products, Inc. Trust, Floater Certificates
Series E-110, Rev., VRDO, LIQ: Royal Bank of Canada, 1.53%, 9/4/2018 (b) (c)	40,000	40,000
Series E-111, Rev., VRDO, LOC: Royal Bank of Canada, 1.53%, 9/4/2018 (b) (c)	160,095	160,095
Series E-101, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	72,250	72,250

		551,955

Rhode Island — 0.4%
Rhode Island Health & Educational Building Corp., Educational Institution, International Institute of Rhode Island Rev., VRDO, LOC: Bank of America NA, 1.62%, 9/10/2018 (b)	1,475	1,475
Rhode Island Health & Educational Building Corp., Higher Education Facilities, Roger Williams University Issue Series 2008 B, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/10/2018 (b)	32,190	32,190
Rhode Island Health & Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series 2008 B, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/10/2018 (b)	7,045	7,045
Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.63%, 9/10/2018 (b)	7,000	7,000
Rhode Island Industrial Facilities Corp., Marine Terminal, ExxonMobil Project Rev., VRDO, 1.55%, 9/4/2018 (b)	450	450
Tender Option Bond Trust Receipts/CTFS Series 2018-XF2559, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	9,000	9,000

		57,160

South Carolina — 0.1%
City of Columbia, Waterworks and Sewer System Series 2009, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.56%, 9/10/2018 (b)	10,000	10,000
City of North Charleston, Public Facilities Convention, Convention Center Project COP, VRDO, LOC: Bank of America NA, 1.59%, 9/10/2018 (b)	1,800	1,800

		11,800

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — 1.0%
Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	33,615	33,615
Greeneville Health and Educational Facilities Board, Ballad Health Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.55%, 9/10/2018 (b)	100,000	100,000
Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Knoll Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	13,400	13,400
Tender Option Bond Trust Receipts/CTFS Series 2018-ZF0650, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	7,500	7,500

		154,515

Texas — 6.6%
Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects Rev., VRDO, FNMA, LOC: FNMA, 1.60%, 9/10/2018 (b)	8,400	8,400
City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AMT, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	24,325	24,325
City of Austin, Texas Hotel Occupancy Tax Series A, Rev., VRDO, LOC: Citibank NA, 1.56%, 9/10/2018 (b)	18,715	18,715
City of Austin, Water and Wastewater System Rev., VRDO, LOC: Citibank NA, 1.57%, 9/10/2018 (b)	36,015	36,015
City of Houston, Combined Utility System, First Lien
Series 2004B-3, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.57%, 9/10/2018 (b)	10,600	10,600
Series B-2, Rev., VRDO, LOC: Citibank NA, 1.57%, 9/10/2018 (b)	21,000	21,000
Series B-4, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.57%, 9/10/2018 (b)	41,700	41,700
County of Harris, Cultural Education Facilities Finance Corp., Hospital, Memorial Hermann Health System Rev., VRDO, 1.57%, 9/10/2018 (b)	25,000	25,000
County of Harris, Industrial Development Corp., Pollution Control Rev., VRDO, 1.52%, 9/4/2018 (b)	17,700	17,700

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
County of Harris, Industrial Development Corp., Pollution Control, Exxon Corp. Rev., VRDO, 1.52%, 9/4/2018 (b)	21,200	21,200
County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.65%, 9/10/2018 (b)	10,600	10,600
Gulf Coast Waste Disposal Authority, Environmental Facilities, American Acryl LP Project Series 2003, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.61%, 9/10/2018 (b)	12,000	12,000
Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project
Rev., VRDO, 1.57%, 9/4/2018 (b)	1,780	1,780
Series B, Rev., VRDO, 1.57%, 9/4/2018 (b)	9,350	9,350
Gulf Coast Waste Disposal Authority, Environmental Facilities, Exxonmobile Project Series A, Rev., VRDO, 1.57%, 9/4/2018 (b)	20,075	20,075
Gulf Coast Waste Disposal Authority, Exxon Corp. Rev., VRDO, 1.52%, 9/4/2018 (b)	32,900	32,900
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Rev., VRDO, 1.57%, 9/10/2018 (b)	22,615	22,615
Series D, Rev., VRDO, 1.57%, 9/10/2018 (b)	18,500	18,500
Harris County Industrial Development Corp., Pollution Control, Exxon Corp. Series 1987, Rev., VRDO, 1.57%, 9/4/2018 (b)	15,300	15,300
Lower Neches Valley Authority Industrial Development Corp, Exxonmobil Project Series B, Rev., VRDO, 1.58%, 9/4/2018 (b)	49,830	49,830
Lower Neches Valley Authority Industrial Development Corp. Subseries B-2, Rev., VRDO, 1.57%, 9/4/2018 (b)	16,480	16,480
Lower Neches Valley Authority Industrial Development Corp., ExxonMobil Project
Series 2010, Rev., VRDO, 1.54%, 9/4/2018 (b)	10,000	10,000
Series 2011, Rev., VRDO, 1.54%, 9/4/2018 (b)	13,325	13,325
Series A, Rev., VRDO, 1.55%, 9/4/2018 (b)	30,400	30,400
Series A-2, Rev., VRDO, 1.55%, 9/4/2018 (b)	1,300	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
Subseries A-3, Rev., VRDO, 1.55%, 9/4/2018 (b)	100	100
North Texas Tollway Authority
Series D, Rev., VRDO, LOC: Royal Bank of Canada, 1.58%, 9/10/2018 (b)	18,600	18,600
Series 2016-XG0036, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	6,750	6,750
State of Texas
GO, VRDO, LIQ: FHLB, 1.55%, 9/10/2018 (b)	70,000	70,000
Series 2016, GO, VRDO, 1.60%, 9/10/2018 (b)	45,450	45,450
State of Texas, Veterans Bonds GO, VRDO, LIQ: State Street Bank & Trust, 1.54%, 9/10/2018 (b)	13,905	13,905
State of Texas, Veterans Housing Assistance Program GO, VRDO, LIQ: State Street Bank & Trust, 1.54%, 9/10/2018 (b)	11,360	11,360
Tarrant County Cultural Education Facilities Finance Corp.
Series B, Rev., VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	36,415	36,415
Rev., VRDO, 1.55%, 9/10/2018 (b)	55,735	55,735
Rev., VRDO, 1.58%, 9/10/2018 (b)	17,000	17,000
Rev., VRDO, LOC: Bank of New York Mellon, 1.60%, 9/10/2018 (b)	20,200	20,200
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	28,190	28,190
Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System
Rev., VRDO, 1.58%, 9/10/2018 (b)	35,900	35,900
Series 2012-B, Rev., VRDO, 1.58%, 9/10/2018 (b)	34,000	34,000
Series A, Rev., VRDO, 1.58%, 9/10/2018 (b)	46,860	46,860
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF2669, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	17,820	17,820
Series 2015-XM0071, Rev., VRDO, AGM, LIQ: Bank of America NA, 1.61%, 9/10/2018 (b) (c)	1,360	1,360
Texas Department of Housing and Community Affairs, Multi-Family Housing, Terraces at Cibolo Rev., VRDO, LOC: Citibank NA, 1.61%, 9/10/2018 (b)	4,700	4,700

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Texas Department of Housing and Community Affairs, Multi-Family Housing, Timber Point Apartments Project Series A-1, Rev., VRDO, FHLMC, LOC: FHLMC, 1.63%, 9/10/2018 (b)	740	740
Texas Transportation Commission, State Highway Fund, First Tier Series B1, Rev., VRDO, LIQ: Sumitomo Mitsui Banking Corp., 1.56%, 9/10/2018 (b)	30,000	30,000
University of Texas Series B4, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.47%, 9/10/2018 (b)	23,050	23,050
University of Texas, Permanent University System Series A, Rev., VRDO, LIQ: University of Texas Investment Management Co., 1.59%, 9/10/2018 (b)	37,655	37,655

		1,044,900

Utah — 1.4%
Central Utah Water Conservancy District Series A, Rev., VRDO, 1.58%, 9/10/2018 (b)	23,700	23,700
County of Utah Hospital, IHC Health Services, Inc.
Series C, Rev., VRDO, 1.52%, 9/4/2018 (b)	16,700	16,700
Series B, Rev., VRDO, 1.55%, 9/10/2018 (b)	8,425	8,425
Series C, Rev., VRDO, 1.55%, 9/10/2018 (b)	95,440	95,440
Series C, Rev., VRDO, 1.55%, 9/10/2018 (b)	8,775	8,775
Series C, Rev., VRDO, 1.56%, 9/10/2018 (b)	27,650	27,650
Utah Housing Finance Agency, Single Family Mortgage
Series D-1, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	2,715	2,715
Series E-1, Class I, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	2,820	2,820
Series F-2, Class I, Rev., VRDO, 1.59%, 9/10/2018 (b)	2,945	2,945
Utah Water Finance Agency Series B-2, Rev., VRDO, 1.58%, 9/10/2018 (b)	25,000	25,000

		214,170

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Virginia — 0.8%
Albermarle County Economic Development Authority, Virginia Hospital Facilities, Sentara Martha Jefferson Hospital Series A, Rev., VRDO, 1.57%, 9/10/2018 (b)	16,000	16,000
County of Loudon, IDA, Multi-Modal, Howard Huges Medical Institute Series B, Rev., VRDO, 1.57%, 9/10/2018 (b)	300	300
Fairfax County Industrial Development Authority, Virginia Health Care Rev., VRDO, 1.50%, 9/10/2018 (b)	20,600	20,600
Fairfax County Industrial Development Authority, Virginia Health Care, Inova Health System Project Rev., VRDO, 1.55%, 9/10/2018 (b)	25,000	25,000
Loudoun County Economic Development Authority Series C, Rev., VRDO, 1.57%, 9/10/2018 (b)	18,570	18,570
Loudoun County IDA, Howard Hughes Medical Institute
Series E, Rev., VRDO, 1.56%, 9/10/2018 (b)	20,500	20,500
Series D, Rev., VRDO, 1.57%, 9/10/2018 (b)	15,000	15,000
Loudoun County Sanitation Authority, Water and Sewer System Rev., VRDO, 1.57%, 9/10/2018 (b)	6,410	6,410
Virginia College Building Authority, Educational Facilities, University of Richmond Project Series 2004, Rev., VRDO, 1.55%, 9/10/2018 (b) (c)	9,975	9,975

		132,355

Washington — 1.1%
Chelan County Public Utility District No. 1 Series B, Rev., VRDO, 1.56%, 9/10/2018 (b)	17,000	17,000
County of King, Sewer Series B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.56%, 9/10/2018 (b)	22,000	22,000
Port of Seattle, Subordinate Lien Series 1997, Rev., VRDO, LOC: Bank of America NA, 1.64%, 9/10/2018 (b)	7,330	7,330
Washington State Housing Finance Commission, Local 82 - JATC Educational Development Trust Project Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 9/4/2018 (b)	1,575	1,575
Washington State Housing Finance Commission, Multi-Family Housing, Barkley Ridge Apartments Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.61%, 9/10/2018 (b)	9,985	9,985

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Washington — continued
Washington State Housing Finance Commission, Multi-Family Housing, Merrill Gardens at University Village Project Rev., VRDO, FNMA, LOC: FNMA, 1.63%, 9/10/2018 (b)	23,540	23,540
Washington State Housing Finance Commission, Multi-Family Housing, Queen Anne Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.61%, 9/10/2018 (b)	27,180	27,180
Washington State Housing Finance Commission, Multi-Family Housing, Seasons Apartments Project Rev., VRDO, AMT, FNMA, LOC: FNMA, 1.59%, 9/10/2018 (b)	14,660	14,660
Washington State Housing Finance Commission, Multi-Family Housing, The New Haven Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	17,400	17,400
Washington State Housing Finance Commission, Multi-Family Housing, Urban Center Apartments Project Series 2012, Rev., VRDO, FHLMC, LOC: FHLMC, 1.59%, 9/10/2018 (b)	24,415	24,415
Washington State Housing Finance Commission, Vintage Spokane Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.65%, 9/10/2018 (b)	15,095	15,095

		180,180

Wisconsin — 0.1%
Wisconsin Housing and EDA, Home Ownership Series C, Rev., VRDO, 1.57%, 9/10/2018 (b)	11,205	11,205

Wyoming — 0.7%
County of Lincoln, Wyoming Pollution Control, Exxonmobile Project. Series 2014-E, Rev., VRDO, 1.52%, 9/4/2018 (b)	48,450	48,450
County of Sublette, Wyoming Pollution Control, Exxonmobile Project Rev., VRDO, 1.52%, 9/4/2018 (b)	31,600	31,600
County of Uinta Rev., VRDO, 1.54%, 9/4/2018 (b)	22,720	22,720
Wyoming Community Development Authority Housing Series 2, Rev., VRDO, 1.56%, 9/10/2018 (b)	9,750	9,750

		112,520

Total Municipal Bonds (Cost $12,844,192)		12,844,192

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Variable Rate Demand Preferred Shares — 6.9%
California — 2.0%
Nuveen California AMT-Free Quality Municipal Income Fund
Series 6, LIQ: Sumitomo Mitsui Banking, 1.57%, 9/10/2018 #(c)	30,000	30,000
Series 3, LIQ: TD Bank NA, 1.59%, 9/10/2018 #(c)	26,500	26,500
Nuveen California Quality Municipal Income Fund
Series 3, LIQ: TD Bank NA, 1.66%, 9/10/2018 #(b) (c)	26,800	26,800
Series 2, LIQ: Citibank NA, 1.71%, 9/10/2018 #(c)	27,500	27,500
Series 4, LIQ: Royal Bank of Canada, 1.71%, 9/10/2018 #(c)	58,500	58,500
Series 6, LIQ: Citibank NA, 1.71%, 9/10/2018 #(c)	67,600	67,600
Series 7, LIQ: Royal Bank of Canada, 1.71%, 9/10/2018 #(b) (c)	21,000	21,000
Series 1, LIQ: Societe Generale, 1.72%, 9/10/2018 #(c)	59,200	59,200

		317,100

Illinois — 0.6%
Nuveen AMT-Free Municipal Credit Income Fund Series 4, LIQ: Citibank NA, 1.66%, 9/10/2018 #(c)	95,000	95,000

New York — 0.8%
Nuveen New York AMT-Free Quality Municipal Income Fund
Series 5, LIQ: TD Bank NA, 1.60%, 9/10/2018 #(c)	40,000	40,000
Series 1, LIQ: Citibank NA, 1.62%, 9/10/2018 #(c)	28,600	28,600
Series 2, LIQ: Citibank NA, 1.62%, 9/10/2018 #(c)	47,400	47,400
Series 3, LIQ: Citibank NA, 1.62%, 9/10/2018 #(c)	8,500	8,500

		124,500

Other — 3.5%
Nuveen AMT-Free Municipal Credit Income Fund
Series 5, LIQ: Societe Generale, 1.66%, 9/10/2018 #(c)	147,000	147,000
Series 6, LIQ: Sumitomo Mitsui Banking, 1.66%, 9/10/2018 #(c)	133,300	133,300
Nuveen AMT-Free Quality Municipal Income Fund
Series 3, LIQ: TD Bank NA, 1.61%, 9/10/2018 #(c)	153,500	153,500
Series 2, LIQ: Citibank NA, 1.66%, 9/10/2018 #(c)	92,000	92,000

INVESTMENTS	SHARES (000)	VALUE ($000)

Other — continued
Series 5, LOC: Sumitomo Mitsui Banking Corp., 1.66%, 9/10/2018 #(c)	30,000	30,000

		555,800

Total Variable Rate Demand Preferred Shares (Cost $1,092,400)		1,092,400

	PRINCIPAL AMOUNT ($000)
Short-Term Investments — 11.2%
Commercial Paper — 11.2%
Alachua County Health Facilities Authority 1.69%, 10/11/2018	31,240	31,240
California Statewide Communities Development Authority
1.30%, 9/4/2018	19,000	19,000
1.30%, 9/4/2018	13,000	13,000
1.30%, 9/5/2018	19,865	19,865
Series B-5, 1.73%, 10/10/2018	6,250	6,250
Series B-6, 1.73%, 10/10/2018	48,750	48,750
Series B-2, 1.76%, 11/6/2018	25,000	25,000
Series D, 1.76%, 11/6/2018	50,500	50,500
1.50%, 11/15/2018	30,000	30,000
1.50%, 11/15/2018	17,000	17,000
City of Dallas Series D-1, 1.68%, 9/26/2018	16,000	16,000
City of Jacksonville, Health Care Facilities
1.83%, 11/1/2018	70,000	70,000
1.83%, 11/1/2018	35,000	35,000
City of Rochester, Health Care Facilities
1.38%, 10/1/2018	20,000	20,000
1.50%, 10/1/2018	40,000	40,000
1.67%, 10/11/2018	20,000	20,000
City of Rochester, Health Care Facilities, Mayo Clinic Series C, 1.83%, 11/1/2018	50,000	50,000
County of Hillsborough 1.60%, 9/20/2018	16,953	16,953
County of Miami-Dade, Aviation Series C, 1.48%, 10/1/2018	68,000	68,000
County of Montgomery 1.45%, 9/10/2018	114,000	114,000
District of Columbia 1.55%, 9/4/2018	59,000	59,000
Health and Educational Facilities Authority of the State of Missouri
1.34%, 9/13/2018	50,000	50,000
1.45%, 10/4/2018	50,000	50,000
Health and Educational Facilities Authority of the State of Missouri Series E, 1.65%, 10/18/2018	50,000	50,000
Indiana Finance Authority 1.55%, 10/2/2018	75,040	75,040
Las Vegas Valley Water District 1.65%, 9/4/2018	50,000	50,000
1.38%, 10/1/2018	80,000	80,000

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Short-Term Investments — continued
Commercial Paper — continued
Massachusetts Health and Educational Facilities Authority 1.20%, 9/17/2018	13,235	13,234
Metropolitan Government of Nashville and Davidson County, Water and Sewer 1.65%, 10/9/2018	25,000	25,000
Missouri State Health and Educational Facilities Authority 1.65%, 10/18/2018	50,000	50,000
Regents of the University of Michigan 1.60%, 9/4/2018	40,000	40,000
1.63%, 10/1/2018	30,950	30,950
Regents of the University of Minnesota 1.67%, 10/11/2018	37,000	37,000
San Antonio Electric and Gas 1.59%, 10/5/2018	54,500	54,500
Southwestern Illinois Development Authority, Health Facilities Authority Series 2017-B, 1.73%, 12/11/2018	39,870	39,870
State of California Department of Water Resources 1.63%, 10/4/2018	24,255	24,255
State of Maryland, Health & Higher Educational Facilities Authority Series B, 1.60%, 9/4/2018	10,000	10,000
State of Texas, Public Finance Authority 1.62%, 9/17/2018	31,465	31,465
State of Wisconsin 1.60%, 9/4/2018	18,230	18,230
University of Massachusetts Building Authority 1.60%, 9/13/2018	14,000	14,000
University of Minnesota 1.40%, 10/1/2018	13,300	13,300
1.40%, 10/3/2018	22,750	22,750
University of Missouri 1.53%, 11/7/2018	34,640	34,640
University of Texas 1.60%, 9/4/2018	22,336	22,336
1.60%, 9/7/2018	20,520	20,520
University of Texas System 1.38%, 9/5/2018	25,000	25,000
1.45%, 9/5/2018	25,000	25,000
1.60%, 9/13/2018	10,000	10,000
1.61%, 9/17/2018	25,000	25,000
1.45%, 10/1/2018	25,000	25,000
Wisconsin Health and Educational Facilities Authority 1.38%, 10/1/2018	20,000	20,000

Total Commercial Paper (Cost $1,756,648)		1,756,648

Total Short-Term Investments (COST $1,756,648)		1,756,648

Total Investments — 99.8% (Cost $15,693,240)*		15,693,240
Other Assets Less Liabilities — 0.2%		33,864

NET ASSETS — 100.0%		15,727,104

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COLL	Collateral
CONS	Consolidated Bonds
COP	Certificate of Participation
CR	Custodial Receipts
EAGLE	Earnings of accrual generated on local tax-exempt securities
EDA	Economic Development Authority
FGIC	Insured by Financial Guaranty Insurance Co.
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FSA	Insured by Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PCR	Pollution Control Revenue
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS (a)	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.5%
Alabama — 0.2%
Alabama Housing Finance Authority Rev., VRDO, LOC: U.S. Bank NA, 1.63%, 9/10/2018 (b)	5,435	5,435

Arizona — 0.5%
Tender Option Bond Trust Receipts/CTFS
Series 2017-XM0563, Rev., VRDO, LIQ: Royal Bank of Canada, 1.63%, 9/10/2018 (b) (c)	5,435	5,435
Series 2018-ZM0615, Rev., VRDO, LIQ: Royal Bank of Canada, 1.64%, 9/10/2018 (b) (c)	7,500	7,500

		12,935

Arkansas — 2.1%
Arkansas Development Finance Authority, Solid Waste Disposal, Waste Management of Ark Project Rev., VRDO, LOC: Bank of America NA, 1.62%, 9/10/2018 (b)	15,000	15,000
City of Osceola, Solid Waste Disposal Rev., VRDO, LOC: Goldman Sachs Bank USA, 1.61%, 9/10/2018 (b)	44,500	44,500

		59,500

California — 1.9%
City and County of San Francisco, Multifamily Housing, Transbay Block 8 Tower Apartments Series H-2, Rev., VRDO, LOC: Bank of China, 1.63%, 9/10/2018 (b)	35,000	35,000
Tender Option Bond Trust Receipts/CTFS
Series 2016-XG0043, GO, VRDO, AGC, LIQ: TD Bank NA, 1.56%, 9/10/2018 (b) (c)	500	500
Series 2018-XG0181, GO, VRDO, LIQ: Bank of America NA, 1.58%, 9/10/2018 (b) (c)	4,985	4,985
Series 2018-XX1082, Rev., VRDO, LIQ: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	6,835	6,835
Series 2017-ZF0581, Rev., VRDO, LIQ: Royal Bank of Canada, 1.62%, 9/10/2018 (b) (c)	2,375	2,375
Series 2017-ZM0473, Rev., VRDO, LIQ: Royal Bank of Canada, 1.62%, 9/10/2018 (b) (c)	2,600	2,600
Series 2017-ZM0487, Rev., VRDO, LIQ: Royal Bank of Canada, 1.62%, 9/10/2018 (b) (c)	1,465	1,465

		53,760

Colorado — 2.8%
Colorado Housing and Finance Authority, Multi-Family Housing Rev., VRDO, LOC: U.S. Bank NA, 1.63%, 9/10/2018 (b)	10,240	10,240
Colorado Housing and Finance Authority, Single Family Mortgage Series B-3, Class 1, Rev., VRDO, AMT, FHLB, 1.61%, 9/10/2018 (b)	2,180	2,180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Colorado — continued
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-24, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	12,500	12,500
Tender Option Bond Trust Receipts/CTFS Series 2016-ZF0467, Rev., VRDO, LIQ: Royal Bank of Canada, 1.63%, 9/10/2018 (b) (c)	52,895	52,895

		77,815

Connecticut — 1.7%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds Subseries D-3, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 1.57%, 9/10/2018 (b)	7,000	7,000
Series D, Subseries D-3, Rev., VRDO, AMT, 1.62%, 9/10/2018 (b)	5,900	5,900
Connecticut State Development Authority Rev., VRDO, LOC: Bank of Montreal, 1.61%, 9/10/2018 (b)	30,000	30,000
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-3, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	5,000	5,000

		47,900

Delaware — 0.4%
County of New Castle, Delaware Airport Facility Rev., VRDO, 1.60%, 9/10/2018 (b)	10,880	10,880

District of Columbia — 1.5%
District of Columbia, Pew Charitable Trust Series A, Rev., VRDO, LOC: PNC Bank NA, 1.56%, 9/10/2018 (b)	10,200	10,200
Metropolitan Washington Airports Authority, Remarketing Subseries A-2, Rev., VRDO, AMT, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b)	12,755	12,755
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-108, GO, VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	15,000	15,000
Tender Option Bond Trust Receipts/CTFS Series 2017-ZM0554, Rev., VRDO, LIQ: Citibank NA, 1.62%, 9/10/2018 (b) (c)	2,500	2,500

		40,455

Florida — 4.8%
Alachua County Housing Finance Authority Rev., VRDO, LOC: Citibank NA, 1.61%, 9/10/2018 (b)	3,330	3,330
Collier County IDA, Allete, Inc. Project Series 2006, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.62%, 9/10/2018 (b)	22,800	22,800

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
Collier County IDA, Ave Maria Utility Co. Project Rev., VRDO, AMT, LOC: Northern Trust Co., 1.59%, 9/10/2018 (b)	13,665	13,665
Collier County, Housing Finance Authority Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.61%, 9/10/2018 (b)	2,670	2,670
County of Okeechobee, Landfill, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.62%, 9/10/2018 (b)	15,000	15,000
County of Palm Beach, Florida Schood Board Class A, COP, VRDO, LIQ: Citibank NA, 1.60%, 9/10/2018 (b) (c)	6,590	6,590
County of Palm Beach, Special Purpose Facilities, Flight Safety Project Rev., VRDO, 1.60%, 9/10/2018 (b)	18,000	18,000
Florida Housing Finance Corp., Multi-Family Mortgage, Boynton Bay Apartments Series I, Rev., VRDO, LOC: Citibank NA, 1.61%, 9/10/2018 (b)	14,385	14,385
Hillsborough County, Housing Finance Authority, Multifamily Housing, Brandywine Apartments Rev., VRDO, LOC: Citibank NA, 1.61%, 9/10/2018 (b)	3,245	3,245
Sumter County IDA, Solid Waste Disposal, American Cement Co., LLC Project Rev., VRDO, LOC: Bank of America NA, 1.63%, 9/10/2018 (b)	16,000	16,000
Tender Option Bond Trust Receipts/CTFS
Series 2018-XG0167, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	6,135	6,135
Series 2018-ZM0615, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	7,500	7,500
Series 2017-ZF2503, Rev., VRDO, LIQ: Citibank NA, 1.62%, 9/10/2018 (b) (c)	3,750	3,750

		133,070

Georgia — 0.7%
Atkinson/Coffee Counties Joint Development Authority, Solid Waste Disposal, Langboard, Inc. Project Rev., VRDO, LOC: Wells Fargo Bank NA, 1.60%, 9/10/2018 (b)	16,800	16,800
Tender Option Bond Trust Receipts/CTFS Series 2017-ZF0589, Rev., VRDO, LIQ: Bank of America NA, 1.60%, 9/10/2018 (b) (c)	3,750	3,750

		20,550

Illinois — 3.5%
Chicago Midway Airport, 2nd Lien Series C-2, Rev., VRDO, AMT, LOC: Bank of Montreal, 1.58%, 9/10/2018 (b)	20,870	20,870

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — continued
Illinois Educational Facilities Authority, Adler Planetarium Series 1997, Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	10,000	10,000
Illinois Finance Authority Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	18,500	18,500
Illinois Finance Authority, Chicago Historical Society Rev., VRDO, LOC: BMO Harris Bank NA, 1.58%, 9/10/2018 (b)	31,035	31,035
Illinois Finance Authority, St. Ignatius College Prep. Project Rev., VRDO, LOC: PNC Bank NA, 1.57%, 9/10/2018 (b)	12,000	12,000
Illinois State Toll Highway Authority, Variable Rate Senior Priority Series A-1B, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.58%, 9/10/2018 (b)	5,600	5,600

		98,005

Indiana — 0.5%
City of Chicago, Gary International Airport Authority, Multi-Modal Special purpose Facility Rev., VRDO, LOC: BMO Harris Bank NA, 1.59%, 9/10/2018 (b)	5,975	5,975
Indiana Finance Authority, Solid Waste Disposal, Four-Leaf Clover Dairy LLC Project Rev., VRDO, LOC: Bank of America NA, 1.65%, 9/10/2018 (b)	4,100	4,100
Indiana Finance Authority, Solid Waste Disposal, New Holland Dairy Leasing Rev., VRDO, LOC: Bank of America NA, 1.65%, 9/10/2018 (b)	410	410
Tender Option Bond Trust Receipts/CTFS Series 2016-ZF0280, Rev., VRDO, LIQ: TD Bank NA, 1.60%, 9/10/2018 (b) (c)	2,500	2,500

		12,985

Iowa — 3.4%
Iowa Finance Authority Solid Waste Facilities, Midamerican Energy Co. Project Rev., VRDO, AMT, 1.63%, 9/10/2018 (b)	45,800	45,800
Iowa Finance Authority, Midwestern Disaster Area, Chrisbro III, Inc. Project Rev., VRDO, 1.62%, 9/10/2018 (b)	20,800	20,800
Iowa Finance Authority, Multi-Family Housing
Series A, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	10,910	10,910
Series B, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	7,230	7,230
Iowa Finance Authority, Wellness Facility, Community of MarshallTown Project Rev., VRDO, LOC: Northern Trust Co., 1.60%, 9/10/2018 (b)	7,600	7,600

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Iowa — continued
Tender Option Bond Trust Receipts/CTFS Series 2018-ZM0582, Rev., VRDO, LIQ: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	2,550	2,550

		94,890

Kansas — 1.7%
City of Mission, Multi-Family Housing, The Falls Apartments Project Rev., VRDO, LOC: U.S. Bank NA, 1.62%, 9/10/2018 (b)	7,750	7,750
City of Wichita, Kans Airport Facilities Series 2003, Rev., VRDO, 1.60%, 9/10/2018 (b)	20,780	20,780
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-23, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	12,500	12,500
Tender Option Bond Trust Receipts/CTFS Series 2017-XF2507, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.61%, 9/10/2018 (b) (c)	6,950	6,950

		47,980

Kentucky — 1.3%
County of Carroll, Kentucky Environmental Facilities, Utilities Co. Project
Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.64%, 9/10/2018 (b)	6,800	6,800
Series A, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.67%, 9/10/2018 (b)	7,100	7,100
Kenton County Airport Board, Flight Safety International, Inc. Project Series A, Rev., VRDO, 1.60%, 9/10/2018 (b)	16,350	16,350
Maysville Industrial Bldg., Green Tokai Co. Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.61%, 9/10/2018 (b)	5,740	5,740

		35,990

Louisiana — 0.3%
Parish of St Bernard, Mobil Oil Rev., VRDO, EXXON MOBIL CORP (OBLI), 1.57%, 9/4/2018 (b)	8,000	8,000

Maine — 1.0%
Maine State Housing Mortgage Authority
Series G, Rev., VRDO, AMT, 1.58%, 9/10/2018 (b)	17,090	17,090
Series B2, Rev., VRDO, AMT, 1.63%, 9/10/2018 (b)	10,570	10,570

		27,660

Maryland — 4.8%
City of Baltimore Series 2015-ZF2095, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.64%, 9/10/2018 (b) (c)	6,665	6,665

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — continued
Maryland Community Development Administration, Department of Housing and Community Development, Multi-Family Housing, Barrington Apartments Project Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.63%, 9/10/2018 (b)	34,500	34,500
Maryland Community Development Administration, Department of Housing and Community Development, Residential
Series G, Rev., VRDO, AMT, 1.60%, 9/10/2018 (b)	21,050	21,050
Series J, Rev., VRDO, AMT, 1.64%, 9/10/2018 (b)	26,000	26,000
Prince Georges County Housing Authority, Multi-Family, Allentowne Apartments Project Rev., VRDO, FHLMC, LOC: FHLMC, 1.61%, 9/10/2018 (b)	13,900	13,900
State of Maryland, Transportation Authority
Rev., VRDO, AMT, LOC: Wells Fargo Bank NA, 1.63%, 9/10/2018 (b)	15,000	15,000
Tender Option Bond Trust Receipts/CTFS
Series 2018-ZM0596, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	7,500	7,500
Series 2018-ZM0621, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	4,000	4,000
Series 2018-XF0605, Rev., VRDO, LIQ: Bank of America NA, 1.62%, 9/10/2018 (b) (c)	3,300	3,300

		131,915

Massachusetts — 0.4%
Massachusetts State Development Finance Agency, Housing, Cordis Mills LLC Rev., VRDO, FNMA, LIQ: FNMA, 1.63%, 9/10/2018 (b)	9,850	9,850

Michigan — 4.5%
Kent Hospital Finance Authority, Spectrum Health System Series C, Rev., VRDO, LOC: Bank of New York Mellon, 1.60%, 9/10/2018 (b)	8,865	8,865
Michigan State Housing Development Authority, Rental Housing
Series C, Rev., VRDO, AMT, LIQ: Royal Bank of Canada, 1.61%, 9/10/2018 (b)	23,410	23,410
Series A, Rev., VRDO, AMT, 1.62%, 9/10/2018 (b)	5,015	5,015
Series D, Rev., VRDO, AMT, 1.62%, 9/10/2018 (b)	4,625	4,625

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Michigan — continued
Michigan State Housing Development Authority, Single-Family Mortgage
Series D, Rev., VRDO, AMT, 1.61%, 9/10/2018 (b)	15,750	15,750
Series B, Rev., VRDO, AMT, 1.63%, 9/10/2018 (b)	54,380	54,380
Rib Floater Trust Series 2018-009, Rev., VRDO, LOC: Barclays Bank plc, 1.60%, 9/10/2018 (b) (c)	6,000	6,000
Tender Option Bond Trust Receipts/CTFS
Series 2017-XF0597, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	3,000	3,000
Series 2017-XG0158, Rev., VRDO, LIQ: Bank of America NA, 1.60%, 9/10/2018 (b) (c)	4,075	4,075

		125,120

Minnesota — 0.7%
Minnesota Housing Finance Agency, Residential Housing Finance Rev., VRDO, AMT, GNMA/FNMA/FHLMC COLL, 1.59%, 9/10/2018 (b)	13,200	13,200
Oakdale Multifamily, Housing Cottage Homesteads Rev., VRDO, FHLMC, LOC: FHLMC, 1.59%, 9/10/2018 (b)	7,000	7,000

		20,200

Mississippi — 0.4%
Mississippi Business Finance Corp Series I, Rev., VRDO, 1.54%, 9/4/2018 (b)	10,300	10,300

Missouri — 2.4%
Rib Floater Trust Series 2017-010, Rev., VRDO, LOC: Barclays Bank plc, 1.61%, 9/10/2018 (b) (c)	28,685	28,685
St. Charles County IDA, Country Club Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	25,000	25,000
St. Charles County IDA, Remington Apartments Project Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	11,600	11,600

		65,285

Nebraska — 1.0%
Nebraska Investment Finance Authority, Multi-Family Housing Series A, Rev., VRDO, LOC: Citibank NA, 1.63%, 9/10/2018 (b)	10,000	10,000
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF2551, Rev., VRDO, LIQ: Citibank NA, 1.61%, 9/10/2018 (b) (c)	9,635	9,635
Series 2018-XF2558, Rev., VRDO, LIQ: Citibank NA, 1.61%, 9/10/2018 (b) (c)	8,000	8,000

		27,635

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Nevada — 0.4%
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF0612, GO, VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	5,840	5,840
Series 2018-ZM0633, GO, VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	4,100	4,100

		9,940

New Jersey — 0.9%
RBC Municipal Products, Inc. Trust, Floater Certificates Series E-102, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	10,000	10,000
Tender Option Bond Trust Receipts/CTFS
Series 2018-XX1091, Rev., VRDO, NATL-RE, LOC: Barclays Bank plc, 1.58%, 9/10/2018 (b) (c)	9,000	9,000
Series 2018-XX1093, Rev., VRDO, LOC: Barclays Bank plc, 1.58%, 9/10/2018 (b) (c)	5,700	5,700

		24,700

New York — 13.9%
Erie County Industrial Development Agency Series 2008, Rev., VRDO, LOC: Manufacturers & Trader Trust Co., 1.66%, 9/10/2018 (b)	12,000	12,000
Housing Development Corp Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	60,000	60,000
Metropolitan Transportation Authority Series A-1, Rev., VRDO, LOC: TD Bank NA, 1.50%, 9/4/2018 (b)	27,370	27,370
Subseries G-2, Rev., VRDO, LOC: TD Bank NA, 1.53%, 9/10/2018 (b)	9,810	9,810
Nassau County Industrial Development Housing Agency Rev., VRDO, FNMA, LOC: FNMA, 1.55%, 9/10/2018 (b)	13,500	13,500
New York City Housing Development Corp., Multi-Family Mortgage, Related-Upper East Series A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 1.57%, 9/10/2018 (b)	30,000	30,000
New York City Industrial Development Agency, Special Facility, Air Express International Corp. Project Rev., VRDO, LOC: Citibank NA, 1.60%, 9/10/2018 (b)	19,000	19,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	67

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority, Future Tax Secured Subseries C-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	10,675	10,675
New York Liberty Development Corp. Series 2015-XF2023, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.61%, 9/10/2018 (b) (c)	10,000	10,000
New York State Housing Finance Agency, 188 Ludlow Street Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.72%, 9/10/2018 (b)	24,800	24,800
New York State Housing Finance Agency, 222 East 44th Street Housing Series A, Rev., VRDO, LOC: Bank of China, 1.62%, 9/10/2018 (b)	21,550	21,550
New York State Housing Finance Agency, 25 West 25th Street Housing Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	17,640	17,640
New York State Housing Finance Agency, 250 West 93rd Street Housing Series A, Rev., VRDO, LOC: Landesbank Hessen-Thueringen, 1.61%, 9/10/2018 (b)	30,000	30,000
New York State Housing Finance Agency, 42nd and 10th Housing Series A, Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.60%, 9/10/2018 (b)	25,005	25,005
New York State Housing Finance Agency, 455 West 37th Street Housing Series A, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thueringen, 1.57%, 9/4/2018 (b)	20,000	20,000
Tender Option Bond Trust Receipts/CTFS
Series E-118, GO, LIQ: Royal Bank of Canada, 1.53%, 9/4/2018 (b)	6,000	6,000
Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.58%, 9/10/2018 (b) (c)	4,000	4,000
Series 2017-XF0566, Rev., VRDO, LIQ: TD Bank NA, 1.58%, 9/10/2018 (b) (c)	4,300	4,300
Series 2018-XF0238, Rev., VRDO, LIQ: TD Bank NA, 1.58%, 9/10/2018 (b) (c)	23,815	23,815
Series 2017-XG0156, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	2,020	2,020
Series 2017-XF2488, Rev., VRDO, LIQ: Citibank NA, 1.61%, 9/10/2018 (b) (c)	2,500	2,500
Series 2018-XM0616, Rev., VRDO, LIQ: Citibank NA, 1.62%, 9/10/2018 (b) (c)	10,425	10,425

		384,410

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 0.6%
North Carolina Capital Facilities Finance Agency, Educational Facilities Series 2016-ZM0153, Rev., VRDO, LIQ: Morgan Stanley Bank, 1.59%, 9/10/2018 (b) (c)	5,000	5,000
Tender Option Bond Trust Receipts/CTFS Series 2018-XG0170, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	3,000	3,000
Union County Industrial Facilities and Pollution Control Financing Authority Series 2007, Rev., VRDO, LOC: BB&T Corp., 1.62%, 9/10/2018 (b)	10,000	10,000

		18,000

North Dakota — 1.0%
North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Series B, Rev., VRDO, AMT, 1.60%, 9/10/2018 (b)	27,055	27,055

Ohio — 0.1%
RBC Municipal Products, Inc. Trust, Floater Certificates Series G-30, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	3,905	3,905

Oregon — 2.2%
Confederated Tribes of The Umatilla Indian Reservation, Tribal Infrastructure Rev., VRDO, LOC: Wells Fargo Bank NA, 2.07%, 9/10/2018 (b)	11,455	11,455
Marion County Housing Authority, Residence At Marian Rev., VRDO, LOC: U.S. Bank NA, 1.60%, 9/10/2018 (b)	240	240
Port of Portland, Oregon International Airport, Multimodal Variable Rate Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.60%, 9/10/2018 (b)	12,300	12,300
Port of Portland, Oregon Portland International Airport Series 18B, Rev., VRDO, AMT, LOC: Industrial & Commercial Bank of China, 1.65%, 9/10/2018 (b)	32,320	32,320
Tender Option Bond Trust Receipts/CTFS Series 2018-ZM0637, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	3,500	3,500

		59,815

Other — 2.7%
FHLMC, Multi-Family Housing
Series M015, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	15,780	15,780
Series M021, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.61%, 9/10/2018 (b)	12,185	12,185

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other — continued
Series M025, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.63%, 9/10/2018 (b)	20,300	20,300
Series M026, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 1.63%, 9/10/2018 (b)	21,415	21,415
SunAmerica Taxable Trust Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 1.62%, 9/10/2018 (b)	4,450	4,450

		74,130

Pennsylvania — 2.9%
City of Philadelphia Pennsylvania Airport Subseries C-1, Rev., VRDO, AMT, LOC: TD Bank NA, 1.59%, 9/10/2018 (b)	14,865	14,865
Delaware County Industrial Development Authority, Solid Waste
Series D, Rev., VRDO, 1.60%, 9/10/2018 (b)	13,300	13,300
Series E, Rev., VRDO, 1.60%, 9/10/2018 (b)	13,500	13,500
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 2006-93B, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	14,335	14,335
Series 2007-98C, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	15,765	15,765
Series 2007-99C, Rev., VRDO, AMT, 1.59%, 9/10/2018 (b)	3,760	3,760
Tender Option Bond Trust Receipts/CTFS Series 2018-XL0061, Rev., VRDO, LOC: Citibank NA, 1.62%, 9/10/2018 (b) (c)	4,490	4,490

		80,015

Rhode Island — 0.9%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing, University Heights Project Rev., VRDO, AMT, FHLMC, LOC: FHLMC, 1.63%, 9/10/2018 (b)	25,500	25,500

South Carolina — 1.1%
South Carolina State Housing Finance and Development Authority, Rental Housing, Rocky Creek Rev., VRDO, LOC: Wells Fargo Bank NA, 1.62%, 9/10/2018 (b)	1,185	1,185
Tender Option Bond Trust Receipts/CTFS
Series 2015-XF2204, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	5,000	5,000
Series 2018-BAML0003, Rev., VRDO, LOC: Bank of America NA, 1.84%, 9/10/2018 (b) (c)	25,000	25,000

		31,185

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tennessee — 4.6%
Clarksville Public Building Authority Series 2005, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	750	750
Clarksville Public Building Authority, Pooled Financing, Morristown Loans
Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	7,815	7,815
Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	34,535	34,535
Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	7,480	7,480
Series 2004, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	7,775	7,775
Jackson Industrial Development Board, Industrial Development, General Cable Corp. Project Rev., VRDO, LOC: PNC Bank NA, 1.60%, 9/10/2018 (b)	9,000	9,000
Metropolitan Government of Nashville and Davidson County Industrial Development Board, Multifamily Housing, Arbor Crest Rev., VRDO, FNMA, LOC: FNMA, 1.56%, 9/10/2018 (b)	12,750	12,750
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Multi-Family Housing, The Retreat at Dry Creek Farms Apartments Project Rev., VRDO, LOC: Citibank NA, 1.63%, 9/10/2018 (b)	10,750	10,750
Montgomery County Public Building Authority, Pooled Financing, Tennessee County Loan Pool
Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	7,470	7,470
Series 2004, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	4,315	4,315
Series 2006, Rev., VRDO, LOC: Bank of America NA, 1.55%, 9/4/2018 (b)	7,480	7,480
Tender Option Bond Trust Receipts/CTFS
Series 2018-XF2576, Rev., VRDO, LOC: Barclays Bank plc, 1.59%, 9/10/2018 (b) (c)	13,140	13,140
Series 2018-XL0062, Rev., VRDO, LOC: Citibank NA, 1.62%, 9/10/2018 (b) (c)	4,420	4,420

		127,680

Texas — 8.9%
Capital Area Housing Finance Corp., Cypress Creek At River Bend Apartments Rev., VRDO, LOC: Citibank NA, 1.62%, 9/10/2018 (b)	10,170	10,170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	69

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — continued
City of Austin, Airport System Subseries 2005-4, Rev., VRDO, AMT, AGM, LOC: Sumitomo Mitsui Banking Corp., 1.58%, 9/10/2018 (b)	19,700	19,700
City of Austin, Texas Hotel Occupancy Tax Series B, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.60%, 9/10/2018 (b)	13,550	13,550
County of Harris, Cultural Education Facilities Finance Corp., Hospital, Memorial Hermann Health System Rev., VRDO, 1.57%, 9/10/2018 (b)	7,300	7,300
County of Jefferson, Port of Port Arthur Navigation District, Fina Oil and Chemical Co. Project Rev., VRDO, 1.65%, 9/10/2018 (b)	7,825	7,825
Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project Rev., VRDO, 1.57%, 9/4/2018 (b)	12,600	12,600
Lower Neches Valley Authority Industrial Development Corp, Exxonmobil Project Series B, Rev., VRDO, 1.58%, 9/4/2018 (b)	25,000	25,000
Montgomery Country Housing Finance Corp., Multi-Family Housing, Park at Woodline Townhomes Rev., VRDO, LOC: Citibank NA, 1.62%, 9/10/2018 (b)	12,415	12,415
North Texas Tollway Authority Series 2016-XF2220, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	10,950	10,950
RBC Municipal Products, Inc. Trust, Floater Certificates
Series G-20, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	10,000	10,000
Series G-31, GO, VRDO, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	3,000	3,000
Series G-34, GO, VRDO, PSF-GTD, LOC: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	3,400	3,400
Southeast Texas Housing Finance Corp., Wyndham Park Apartments Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	8,100	8,100
State of Texas Series C, GO, VRDO, 1.60%, 9/10/2018 (b)	20,290	20,290
Tender Option Bond Trust Receipts/CTFS
Series 2017-XF0599, Rev., VRDO, LIQ: Royal Bank of Canada, 1.59%, 9/10/2018 (b) (c)	9,000	9,000
Series 2017-XG0155, GO, VRDO, PSF-GTD, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	5,543	5,543
Series 2018-XG0166, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	3,320	3,320

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Texas — continued
Series 2018-XG0163, GO, VRDO, PSF-GTD, LIQ: Bank of America NA, 1.60%, 9/10/2018 (b) (c)	5,015	5,015
Series 2016-ZF0465, Rev., VRDO, LIQ: Royal Bank of Canada, 1.63%, 9/10/2018 (b) (c)	48,605	48,605
Texas Department of Housing and Community Affairs, Single Family Mortgage Series D, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, LIQ: Texas Comptroller of Public Accounts, 1.58%, 9/10/2018 (b)	9,540	9,540

		245,323

Utah — 3.5%
Tender Option Bond Trust Receipts/CTFS Series 2018-XG0171, Rev., VRDO, LIQ: Royal Bank of Canada, 1.62%, 9/10/2018 (b) (c)	3,000	3,000
Utah Housing Corp., Single Family Mortgage
Series A-1, Class I, Rev., VRDO, 1.59%, 9/10/2018 (b)	2,470	2,470
Series B, Class I, Rev., VRDO, 1.59%, 9/10/2018 (b)	3,695	3,695
Series C-2, Class I, Rev., VRDO, FHA, 1.59%, 9/10/2018 (b)	4,455	4,455
Series D-2, Class I, Rev., VRDO, 1.59%, 9/10/2018 (b)	4,470	4,470
Utah Housing Finance Agency, Single Family Mortgage Series A-2, Rev., VRDO, 1.59%, 9/10/2018 (b)	1,970	1,970
Wells Fargo Stage Trust Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank NA, 1.61%, 9/10/2018 (b) (c)	77,674	77,674

		97,734

Vermont — 0.0% (d)
Vermont Educational and Health Buildings Financing Agency, Landmark College Project Series A, Rev., VRDO, LOC: TD Bank NA, 1.54%, 9/4/2018 (b)	1,250	1,250

Virginia — 2.5%
County of King George, IDA, Birchwood Power Partners
Series A, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.59%, 9/4/2018 (b)	9,200	9,200
Series B, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.59%, 9/4/2018 (b)	9,200	9,200
Tender Option Bond Trust Receipts/CTFS
Series 2018-XG0183, Rev., VRDO, LIQ: Barclays Bank plc, 1.58%, 9/10/2018 (b) (c)	3,435	3,435

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Virginia — continued
Series 2018-XL0069, Rev., VRDO, LIQ: Barclays Bank plc, 1.58%, 9/10/2018 (b) (c)	4,130	4,130
Series 2018-XF0606, Rev., VRDO, LIQ: Bank of America NA, 1.59%, 9/10/2018 (b) (c)	8,500	8,500
Series 2018-ZM0583, Rev., VRDO, LIQ: Bank of America NA, 1.59%, 9/10/2018 (b) (c)	5,415	5,415
Series 2018-BAML0002, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.68%, 9/10/2018 (b) (c)	15,390	15,390
Series 2018-BAML0004, Rev., VRDO, FHLMC, LIQ: Bank of America NA, 1.68%, 9/10/2018 (b) (c)	15,190	15,190

		70,460

Washington — 3.0%
Port Grays Harbor Industrial Development Corp., Murphy Co. Project Rev., VRDO, LOC: U.S. Bank NA, 1.62%, 9/10/2018 (b)	10,000	10,000
Port of Seattle, Subordinate Lien Series 2008, Rev., VRDO, AMT, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.64%, 9/10/2018 (b)	28,515	28,515
Tender Option Bond Trust Receipts/CTFS Series 2018-XF0658, Rev., VRDO, LIQ: Bank of America NA, 1.64%, 9/10/2018 (b) (c)	5,610	5,610
Washington Economic Development Finance Authority, Solid Waste Disposal, Cleanscapes, Inc. Project Rev., VRDO, LOC: Bank of America NA, 1.62%, 9/10/2018 (b)	20,735	20,735
Washington Economic Development Finance Authority, Solid Waste Disposal, Le May Enterprise Project Series B, Rev., VRDO, LOC: Bank of America NA, 1.62%, 9/10/2018 (b)	11,600	11,600
Washington State Housing Finance Commission, Multi-Family Housing, Alderwood Court Apartments Series A, Rev., VRDO, FNMA, LOC: FNMA, 1.62%, 9/10/2018 (b)	5,350	5,350

		81,810

West Virginia — 0.3%
County of Harrison, Solid Waste Disposal, Waste Management of West Virginia, Inc. Project Series A, Rev., VRDO, LOC: Bank of America NA, 1.62%, 9/10/2018 (b)	8,120	8,120

Wisconsin — 0.2%
City of Appleton, Industrial Development Series A, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.75%, 9/10/2018 (b)	1,300	1,300
Tender Option Bond Trust Receipts/CTFS Series 2018-XF2541, Rev., VRDO, LIQ: Citibank NA, 1.59%, 9/10/2018 (b) (c)	3,400	3,400

		4,700

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Wyoming — 2.3%
County of Laramie, Wyoming Industrial Development Series B, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.60%, 9/10/2018 (b)	7,000	7,000
County of Uinta Rev., VRDO, 1.54%, 9/4/2018 (b)	49,905	49,905
Wyoming Community Development Authority, Composite Reoffering Housing Series 6, Rev., VRDO, AMT, 1.61%, 9/10/2018 (b)	5,400	5,400

		62,305

Total Municipal Bonds (Cost $2,616,152)		2,616,152

	SHARES ($000)
Variable Rate Demand Preferred Shares — 5.3%
California — 0.5%
Nuveen California Quality Municipal Income Fund
Series 4, LIQ: Royal Bank of Canada, 1.71%, 9/10/2018 #(c)	10,000	10,000
Series 6, LIQ: Citibank NA, 1.71%, 9/10/2018 #(c)	5,000	5,000

		15,000

Other — 4.8%
Nuveen AMT-Free Quality Municipal Income Fund
Series 3, LIQ: TD Bank NA, 1.61%, 9/10/2018 #(c)	25,000	25,000
Series 4, LIQ: Barclays Bank plc, 1.65%, 9/10/2018 #(c)	31,700	31,700
Nuveen Quality Municipal Income Fund Series 1, LIQ: Barclays Bank plc, 1.71%, 9/10/2018 #(c)	64,700	64,700
Nuveen Quality Municipal Income Fund Series 3, LIQ: Barclays Bank plc, 1.71%, 9/10/2018 #(c)	9,700	9,700

		131,100

Total Variable Rate Demand Preferred Shares (Cost $146,100)		146,100

Total Investments — 99.8% (Cost $2,762,252)*		2,762,252
Other Assets Less Liabilities — 0.2%		5,035

NET ASSETS — 100.0%		2,767,287

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	71

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
IDA	Industrial Development Authority
LIQ	Liquidity Agreement
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the next put date, next demand date or final maturity date.
(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(d)	Amount rounds to less than 0.1% of net assets.
#	Variable Rate Demand Preferred Shares of a closed-end investment company which has a weekly demand feature. The interest rate shown is the rate in effect as of August 31, 2018.
*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Liquid Assets Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$37,464,104	$600,405	$2,350,855
Repurchase agreements, at value	6,576,730	—	900,376
Cash	400,000	2	15,001
Receivables:
Investment securities sold	—	10,231	—
Investment securities sold — delayed delivery securities	—	215	—
Fund shares sold	—	—	—	(a)
Interest from non-affiliates	38,027	943	2,467
Due from adviser	—	20	—
Prepaid expenses	—	—	309

Total Assets	44,478,861	611,816	3,269,008

LIABILITIES:
Payables:
Distributions	52,085	845	3,945
Investment securities purchased	779,290	10,000	30,000
Accrued liabilities:
Investment advisory fees	2,899	—	206
Administration fees	2,430	60	174
Distribution fees	7	—	29
Service fees	1,883	1	327
Custodian and accounting fees	360	29	37
Trustees’ and Chief Compliance Officer’s fees	57	—	—
Printing and mailing cost	594	6	32
Other	774	15	293

Total Liabilities	840,379	10,956	35,043

Net Assets	$43,638,482	$600,860	$3,233,965

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund	JPMorgan Liquid Assets Money Market Fund
NET ASSETS:
Paid-in-Capital	$43,631,255	$600,871	$3,234,176
Accumulated undistributed (distributions in excess of) net investment income	(695)	—	(214)
Accumulated net realized gains (losses)	130	3	3
Net unrealized appreciation (depreciation)	7,792	(14)	—

Total Net Assets	$43,638,482	$600,860	$3,233,965

Net Assets:
Class C	$1,590	$—	$19,654
Agency	1,858,724	101	304,060
Capital	26,619,279	1,497	308,264
IM	2,015,286	573,724	—
Institutional Class	10,225,859	25,538	1,658,432
Investor	—	—	12,935
Morgan	1,536,491	—	190,797
Premier	1,352,909	—	734,243
Reserve	28,344	—	5,580

Total	$43,638,482	$600,860	$3,233,965

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	1,590	—	19,656
Agency	1,858,160	100	304,063
Capital	26,611,337	1,497	308,264
IM	2,014,648	573,736	—
Institutional Class	10,222,767	25,539	1,658,451
Investor	—	—	12,935
Morgan	1,536,062	—	190,804
Premier	1,352,526	—	734,252
Reserve	28,336	—	5,580
Net Asset Value offering and redemption price per share (all classes)	$1.0003	$1.0000	$1.00

Cost of investments in non-affiliates	$37,456,312	$600,419	$2,350,855
Cost of repurchase agreements	6,576,730	—	900,376

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$61,614,768	$9,073,827		$3,419,510
Repurchase agreements, at value	73,921,523	15,364,056		—
Cash	882,252	574,246		15,574
Receivables:
Fund shares sold	2,986	—		3,888
Interest from non-affiliates	138,522	18,464		1,596

Total Assets	136,560,051	25,030,593		3,440,568

LIABILITIES:
Payables:
Distributions	117,115	18,021		3,457
Investment securities purchased	3,350,000	—		—
Fund shares redeemed	1,294	—		1,828
Accrued liabilities:
Investment advisory fees	9,593	1,732		198
Administration fees	8,034	1,451		170
Distribution fees	1,693	263		2
Service fees	7,399	1,205		238
Custodian and accounting fees	640	105		22
Trustees’ and Chief Compliance Officer’s fees	6	—	(a)	—
Printing and mailing cost	3,487	556		599
Other	292	272		180

Total Liabilities	3,499,553	23,605		6,694

Net Assets	$133,060,498	$25,006,988		$3,433,874

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund	JPMorgan Federal Money Market Fund
NET ASSETS:
Paid-in-Capital	$133,063,571	$25,007,595	$3,434,069
Accumulated undistributed (distributions in excess of) net investment income	(1,358)	(526)	(200)
Accumulated net realized gains (losses)	(1,715)	(81)	5

Total Net Assets	$133,060,498	$25,006,988	$3,433,874

Net Assets:
Class C	$—	$356,342	$—
Agency	12,122,666	1,156,915	133,372
Capital	72,447,267	4,579,938	—
Eagle Class	2,543,097	—	—
Eagle Private Wealth Class	20	—	—
E*Trade	289,752	—	—
IM	4,624,373	3,712,803	—
Institutional Class	32,490,193	14,032,252	3,050,851
Investor	795,534	40,579	—
Morgan	1,716,482	366,725	25,651
Premier	4,123,539	746,704	224,000
Reserve	65,076	14,730	—
Service	1,842,499	—	—

Total	$133,060,498	$25,006,988	$3,433,874

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class C	—	356,345	—
Agency	12,122,989	1,156,942	133,385
Capital	72,448,920	4,579,946	—
Eagle Class	2,543,131	—	—
Eagle Private Wealth Class	20	—	—
E*Trade	289,760	—	—
IM	4,624,480	3,712,888	—
Institutional Class	32,490,904	14,032,716	3,051,286
Investor	795,545	40,579	—
Morgan	1,716,514	366,730	25,656
Premier	4,123,698	746,715	224,036
Reserve	65,078	14,730	—
Service	1,842,504	—	—
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$61,614,768	$9,073,827	$3,419,510
Cost of repurchase agreements	73,921,523	15,364,056	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$40,059,378	$15,693,240		$2,762,252
Cash	1,245,824	15		5
Receivables:
Due from custodian	—	23,735		—
Investment securities sold	—	44,635		32,017
Investment securities sold — delayed delivery securities	—	7,545		3,985
Interest from non-affiliates	34,296	23,062		5,801
Prepaid expenses	579	—		288

Total Assets	41,340,077	15,792,232		2,804,348

LIABILITIES:
Payables:
Distributions	35,843	14,529		991
Investment securities purchased	—	46,766		35,002
Accrued liabilities:
Investment advisory fees	2,407	985		164
Administration fees	2,067	836		142
Distribution fees	408	429		253
Service fees	2,556	1,428		346
Custodian and accounting fees	133	100		17
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	1
Printing and mailing cost	41	53		88
Other	236	2		57

Total Liabilities	43,691	65,128		37,061

Net Assets	$41,296,386	$15,727,104		$2,767,287

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund	JPMorgan Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$41,297,048	$15,726,742	$2,767,039
Accumulated undistributed (distributions in excess of) net investment income	(592)	(280)	(7)
Accumulated net realized gains (losses)	(70)	642	255

Total Net Assets	$41,296,386	$15,727,104	$2,767,287

Net Assets:
Agency	$2,458,682	$1,049,447	$172,557
Capital	19,753,287	—	—
Eagle Class	—	—	542,373
Institutional Class	14,448,735	11,715,001	1,649,767
Morgan	1,882,589	10,935	18,263
Premier	1,523,542	919,543	124,535
Reserve	1,229,551	2,032,178	—
Service	—	—	259,792

Total	$41,296,386	$15,727,104	$2,767,287

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	2,458,711	1,049,415	172,543
Capital	19,753,569	—	—
Eagle Class	—	—	542,311
Institutional Class	14,448,961	11,714,472	1,649,632
Morgan	1,882,607	10,934	18,261
Premier	1,523,558	919,450	124,525
Reserve	1,229,552	2,032,017	—
Service	—	—	259,757
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$40,059,378	$15,693,240	$2,762,252

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund	JPMorgan Institutional Tax Free Money Market Fund (a)	JPMorgan Liquid Assets Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$417,708	$2,294	$24,762
Interest income from affiliates	5,224	—	137

Total investment income	422,932	2,294	24,899

EXPENSES:
Investment advisory fees	16,152	143	943
Administration fees	13,896	123	811
Distribution fees (See Note 4)	38	—	169
Service fees (See Note 4)	15,845	13	1,915
Custodian and accounting fees	621	57	70
Interest expense to affiliates	— (b)	1	—
Professional fees	255	29	34
Trustees’ and Chief Compliance Officer’s fees	51	11	16
Printing and mailing costs	77	9	11
Registration and filing fees	437	8	88
Transfer agency fees (See Note 2.F.)	803	54	46
Offering costs	—	60	—
Other	75	5	48

Total expenses	48,250	513	4,151

Less fees waived	(6,571)	(42)	(633)
Less expense reimbursements	(13)	(177)	—

Net expenses	41,666	294	3,518

Net investment income (loss)	381,266	2,000	21,381

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	128	3	3
Change in net unrealized appreciation/depreciation on investments in non-affiliates	7,629	(14)	—

Net realized/unrealized gains (losses)	7,757	(11)	3

Change in net assets resulting from operations	$389,023	$1,989	$21,384

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan U.S. Government Money Market Fund	JPMorgan U.S. Treasury Plus Money Market Fund	JPMorgan Federal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,237,699	$226,993	$27,314
Interest income from affiliates	31,742	3,738	186
Income from interfund lending (net)	102	—	—

Total investment income	1,269,543	230,731	27,500

EXPENSES:
Investment advisory fees	55,668	10,059	1,220
Administration fees	47,924	8,658	1,049
Distribution fees (See Note 4)	8,833	1,621	15
Service fees (See Note 4)	61,774	11,483	1,812
Custodian and accounting fees	1,207	268	45
Interest expense to affiliates	—	—	—	(a)
Professional fees	765	159	42
Trustees’ and Chief Compliance Officer’s fees	260	56	18
Printing and mailing costs	430	52	155
Registration and filing fees	753	119	18
Transfer agency fees (See Note 2.F.)	1,527	250	61
Other	303	63	10

Total expenses	179,444	32,788	4,445

Less fees waived	(21,338)	(4,769)	(891)
Less expense reimbursements	— (a)	—	—

Net expenses	158,106	28,019	3,554

Net investment income (loss)	1,111,437	202,712	23,946

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(1,360)	(26)	—	(a)

Change in net assets resulting from operations	$1,110,077	$202,686	$23,946

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan Tax Free Money Market Fund		JPMorgan Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$329,050	$111,122		$20,939
Interest income from affiliates	7,364	—	(a)	—	(a)

Total investment income	336,414	111,122		20,939

EXPENSES:
Investment advisory fees	14,887	6,505		1,197
Administration fees	12,806	5,601		1,030
Distribution fees (See Note 4)	2,081	2,771		1,557
Service fees (See Note 4)	19,061	11,687		2,539
Custodian and accounting fees	354	204		51
Interest expense to affiliates	—	4		—	(a)
Professional fees	189	106		37
Trustees’ and Chief Compliance Officer’s fees	75	42		18
Printing and mailing costs	49	5		10
Registration and filing fees	592	174		167
Transfer agency fees (See Note 2.F.)	370	165		26
Other	102	57		14

Total expenses	50,566	27,321		6,646

Less fees waived	(6,370)	(3,255)		(717)

Net expenses	44,196	24,066		5,929

Net investment income (loss)	292,218	87,056		15,010

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(98)	642		210

Change in net assets resulting from operations	$292,120	$87,698		$15,220

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Period Ended August 31, 2018 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$381,266	$427,469	$2,000
Net realized gain (loss)	128	5	3
Change in net unrealized appreciation/depreciation	7,629	(9,211)	(14)

Change in net assets resulting from operations	389,023	418,263	1,989

DISTRIBUTIONS TO SHAREHOLDERS:
Class C
From net investment income	(10)	(12)	—
From net realized gains	—	— (b)	—
Agency
From net investment income	(15,006)	(15,003)	(1)
From net realized gains	—	— (b)	—
Capital
From net investment income	(240,116)	(283,012)	(7)
From net realized gains	—	(8)	—
IM
From net investment income	(19,462)	(24,837)	(1,848)
From net realized gains	—	(1)	—
Institutional Class
From net investment income	(88,312)	(89,677)	(144)
From net realized gains	—	(3)	—
Morgan
From net investment income	(8,423)	(5,425)	—
From net realized gains	—	— (b)	—
Premier
From net investment income	(9,763)	(8,924)	—
From net realized gains	—	— (b)	—
Reserve
From net investment income	(173)	(472)	—
From net realized gains	—	— (b)	—

Total distributions to shareholders	(381,265)	(427,374)	(2,000)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,032,203	8,095,806	600,871

NET ASSETS:
Change in net assets	5,039,961	8,086,695	600,860
Beginning of period	38,598,521	30,511,826	—

End of period	$43,638,482	$38,598,521	$600,860

Accumulated undistributed (distributions in excess of) net investment income	$(695)	$(696)	$—

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,381	$13,971	$1,111,437	$1,185,670
Net realized gain (loss)	3	15	(1,360)	(355)

Change in net assets resulting from operations	21,384	13,986	1,110,077	1,185,315

DISTRIBUTIONS TO SHAREHOLDERS:
Class C
From net investment income	(118)	(102)	—	—
From net realized gains	—	— (a)	—	—
Agency
From net investment income	(1,884)	(1,407)	(101,783)	(99,978)
From net realized gains	—	(1)	—	(290)
Capital
From net investment income	(2,320)	(679)	(660,447)	(703,390)
From net realized gains	—	(1)	—	(1,825)
Direct (b)
From net investment income	—	—	—	(639)
From net realized gains	—	—	—	(3)
Eagle Class
From net investment income	—	—	(10,896)	(4,324)
From net realized gains	—	—	—	(29)
Eagle Private Wealth Class (c)
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	—	— (a)
E*Trade
From net investment income	—	—	(1,274)	(273)
From net realized gains	—	—	—	(4)
IM
From net investment income	—	—	(34,152)	(20,693)
From net realized gains	—	—	—	(67)
Institutional Class
From net investment income	(11,496)	(8,018)	(251,568)	(299,129)
From net realized gains	—	(8)	—	(847)
Investor
From net investment income	(73)	(43)	(5,132)	(3,978)
From net realized gains	—	— (a)	—	(17)
Morgan
From net investment income	(1,251)	(1,223)	(8,437)	(8,226)
From net realized gains	—	(1)	—	(44)
Premier
From net investment income	(4,197)	(2,444)	(31,212)	(43,479)
From net realized gains	—	(3)	—	(190)
Reserve
From net investment income	(40)	(48)	(297)	(352)
From net realized gains	—	— (a)	—	(3)
Service
From net investment income	—	—	(6,239)	(1,203)
From net realized gains	—	—	—	(26)

Total distributions to shareholders	(21,379)	(13,978)	(1,111,437)	(1,189,009)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	$1,441,017	$1,019,947	$(19,282,399)	$622,254

NET ASSETS:
Change in net assets	1,441,022	1,019,955	(19,283,759)	618,560
Beginning of period	1,792,943	772,988	152,344,257	151,725,697

End of period	$3,233,965	$1,792,943	$133,060,498	$152,344,257

Accumulated undistributed (distributions in excess of) net investment income	$(214)	$(216)	$(1,358)	$(1,358)

(a)	Amount rounds to less than one thousand.
(b)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$202,712	$179,112	$23,946	$25,406
Net realized gain (loss)	(26)	(58)	— (a)	36

Change in net assets resulting from operations	202,686	179,054	23,946	25,442

DISTRIBUTIONS TO SHAREHOLDERS:
Class C
From net investment income	(1,642)	(641)	—	—
From net realized gains	—	— (a)	—	—
Agency
From net investment income	(7,647)	(8,442)	(807)	(1,103)
From net realized gains	—	(1)	—	(1)
Capital (b)
From net investment income	(41,669)	(10,766)	—	—
From net realized gains	—	— (a)	—	—
Direct (c)
From net investment income	—	(82)	—	—
From net realized gains	—	— (a)	—	—
Eagle Class (d)
From net investment income	—	— (a)	—	—
IM
From net investment income	(24,404)	(32,552)	—	—
From net realized gains	—	(3)	—	—
Institutional Class
From net investment income	(120,647)	(121,085)	(21,448)	(23,244)
From net realized gains	—	(14)	—	(37)
Investor
From net investment income	(251)	(292)	—	—
From net realized gains	—	— (a)	—	—
Morgan
From net investment income	(2,008)	(1,265)	(185)	(175)
From net realized gains	—	— (a)	—	— (a)
Premier
From net investment income	(4,358)	(3,765)	(1,506)	(883)
From net realized gains	—	(1)	—	(2)
Reserve (e)
From net investment income	(84)	(215)	—	— (a)
From net realized gains	—	— (a)	—	—
Service (d)
From net investment income	—	— (a)	—	—

Total distributions to shareholders	(202,710)	(179,124)	(23,946)	(25,445)

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	$2,649,405	$(2,393,355)	$375,791	$(5,010)

NET ASSETS:
Change in net assets	2,649,381	(2,393,425)	375,791	(5,013)
Beginning of period	22,357,607	24,751,032	3,058,083	3,063,096

End of period	$25,006,988	$22,357,607	$3,433,874	$3,058,083

Accumulated undistributed (distributions in excess of) net investment income	$(526)	$(528)	$(200)	$(200)

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(c)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(d)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(e)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan 100% U.S. Treasury Securities Money Market Fund		JPMorgan Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$292,218	$238,073	$87,056	$98,155
Net realized gain (loss)	(98)	49	642	287

Change in net assets resulting from operations	292,120	238,122	87,698	98,442

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(16,285)	(13,483)	(5,498)	(4,078)
From net realized gains	—	— (a)	—	(21)
Capital
From net investment income	(151,382)	(126,256)	—	—
From net realized gains	—	(3)	—	—
Direct (b)
From net investment income	—	—	—	— (a)
Institutional Class
From net investment income	(99,002)	(86,373)	(69,119)	(80,666)
From net realized gains	—	(2)	—	(348)
Morgan
From net investment income	(11,782)	(5,946)	(44)	(39)
From net realized gains	—	— (a)	—	— (a)
Premier
From net investment income	(8,693)	(5,447)	(4,912)	(7,756)
From net realized gains	—	— (a)	—	(49)
Reserve
From net investment income	(5,073)	(559)	(7,483)	(5,616)
From net realized gains	—	— (a)	—	(70)
Service (c)
From net investment income	—	— (a)	—	—

Total distributions to shareholders	(292,217)	(238,069)	(87,056)	(98,643)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,283,488	10,037,394	(1,156,906)	1,503,242

NET ASSETS:
Change in net assets	6,283,391	10,037,447	(1,156,264)	1,503,041
Beginning of period	35,012,995	24,975,548	16,883,368	15,380,327

End of period	$41,296,386	$35,012,995	$15,727,104	$16,883,368

Accumulated undistributed (distributions in excess of) net investment income	$(592)	$(593)	$(280)	$(280)

(a)	Amount rounds to less than one thousand.
(b)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,010	$9,459
Net realized gain (loss)	210	189

Change in net assets resulting from operations	15,220	9,648

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(958)	(559)
From net realized gains	—	(9)
Eagle Class
From net investment income	(2,043)	(1,643)
From net realized gains	—	(63)
Institutional Class
From net investment income	(10,851)	(6,259)
From net realized gains	—	(114)
Morgan
From net investment income	(67)	(464)
From net realized gains	—	(1)
Premier
From net investment income	(590)	(365)
From net realized gains	—	(8)
Reserve (a)
From net investment income	—	— (b)
Service
From net investment income	(499)	(169)
From net realized gains	—	(30)

Total distributions to shareholders	(15,008)	(9,684)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	89,960	1,011,088

NET ASSETS:
Change in net assets	90,172	1,011,052
Beginning of period	2,677,115	1,666,063

End of period	$2,767,287	$2,677,115

Accumulated undistributed (distributions in excess of) net investment income	$(7)	$(9)

(a)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Period Ended August 31, 2018 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$— (b)	$1	$—
Distributions reinvested	10	12	—
Cost of shares redeemed	(432)	(2,288)	—

Change in net assets resulting from Class C capital transactions	$(422)	$(2,275)	$—

Agency Class
Proceeds from shares issued	$95,890,160	$175,932,980	$99
Distributions reinvested	1,468	1,165	1
Cost of shares redeemed	(95,527,493)	(175,443,023)	—

Change in net assets resulting from Agency Class capital transactions	$364,135	$491,122	$100

Capital
Proceeds from shares issued	$94,092,659	$150,433,736	$1,827
Distributions reinvested	94,222	123,444	7
Cost of shares redeemed	(92,226,231)	(145,987,910)	(337)

Change in net assets resulting from Capital capital transactions	$1,960,650	$4,569,270	$1,497

IM
Proceeds from shares issued	$3,953,952	$11,688,910	$1,914,889
Distributions reinvested	329	275	145
Cost of shares redeemed	(3,971,417)	(11,667,120)	(1,341,299)

Change in net assets resulting from IM capital transactions	$(17,136)	$22,065	$573,735

Institutional Class
Proceeds from shares issued	$28,470,262	$58,317,191	$25,395
Distributions reinvested	14,867	16,510	144
Cost of shares redeemed	(26,828,325)	(55,846,075)	—

Change in net assets resulting from Institutional Class capital transactions	$1,656,804	$2,487,626	$25,539

Morgan
Proceeds from shares issued	$101,987,716	$81,855,717	$—
Distributions reinvested	1,698	2,180	—
Cost of shares redeemed	(101,193,207)	(81,652,318)	—

Change in net assets resulting from Morgan capital transactions	$796,207	$205,579	$—

Premier
Proceeds from shares issued	$17,653,206	$38,226,415	$—
Distributions reinvested	748	1,480	—
Cost of shares redeemed	(17,394,476)	(37,821,906)	—

Change in net assets resulting from Premier capital transactions	$259,478	$405,989	$—

Reserve
Proceeds from shares issued	$2,153,884	$17,153,665	$—
Distributions reinvested	47	50	—
Cost of shares redeemed	(2,141,444)	(17,237,285)	—

Change in net assets resulting from Reserve capital transactions	$12,487	$(83,570)	$—

Total change in net assets resulting from capital transactions	$5,032,203	$8,095,806	$600,871

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Prime Money Market Fund		JPMorgan Institutional Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Period Ended August 31, 2018 (a) (Unaudited)
SHARE TRANSACTIONS:
Class C
Issued	— (b)	1	—
Reinvested	10	11	—
Redeemed	(432)	(2,288)	—

Change in Class C Shares	(422)	(2,276)	—

Agency Class
Issued	95,874,464	175,884,590	99
Reinvested	1,468	1,165	1
Redeemed	(95,511,573)	(175,394,499)	—

Change in Agency Class Shares	364,359	491,256	100

Capital
Issued	94,081,450	150,399,180	1,827
Reinvested	94,207	123,415	7
Redeemed	(92,215,349)	(145,955,068)	(337)

Change in Capital Shares	1,960,308	4,567,527	1,497

IM
Issued	3,953,592	11,685,923	1,914,891
Reinvested	329	275	145
Redeemed	(3,971,081)	(11,664,181)	(1,341,300)

Change in IM Shares	(17,160)	22,017	573,736

Institutional Class
Issued	28,467,473	58,302,140	25,395
Reinvested	14,865	16,505	144
Redeemed	(26,825,763)	(55,831,823)	—

Change in Institutional Class Shares	1,656,575	2,486,822	25,539

Morgan
Issued	101,971,220	81,838,076	—
Reinvested	1,697	2,179	—
Redeemed	(101,176,654)	(81,634,556)	—

Change in Morgan Shares	796,263	205,699	—

Premier
Issued	17,651,067	38,215,250	—
Reinvested	748	1,480	—
Redeemed	(17,392,305)	(37,810,799)	—

Change in Premier Shares	259,510	405,931	—

Reserve
Issued	2,153,568	17,149,062	—
Reinvested	47	50	—
Redeemed	(2,141,124)	(17,232,671)	—

Change in Reserve Shares	12,491	(83,559)	—

(a)	Commencement of operations was March 1, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$4,811	$11,298	$—	$—
Distributions reinvested	118	102	—	—
Cost of shares redeemed	(7,541)	(22,238)	—	—

Change in net assets resulting from Class C capital transactions	$(2,612)	$(10,838)	$—	$—

Agency
Proceeds from shares issued	$375,968	$353,640	$696,570,182	$1,332,839,837
Distributions reinvested	92	37	2,808	3,007
Cost of shares redeemed	(230,527)	(231,257)	(698,356,254)	(1,331,824,427)

Change in net assets resulting from Agency capital transactions	$145,533	$122,420	$(1,783,264)	$1,018,417

Capital
Proceeds from shares issued	$588,304	$317,213	$615,855,573	$1,105,967,727
Distributions reinvested	33	15	289,311	312,296
Cost of shares redeemed	(378,888)	(323,779)	(636,444,379)	(1,099,730,645)

Change in net assets resulting from Capital capital transactions	$209,449	$(6,551)	$(20,299,495)	$6,549,378

Direct (a)
Proceeds from shares issued	$—	$—	$—	$274,510
Cost of shares redeemed	—	—	—	(468,347)

Change in net assets resulting from Direct capital transactions	$—	$—	$—	$(193,837)

Eagle Class
Proceeds from shares issued	$—	$—	$2,428,465	$1,400,257
Distributions reinvested	—	—	10,795	4,308
Cost of shares redeemed	—	—	(1,068,964)	(1,447,122)

Change in net assets resulting from Eagle Class capital transactions	$—	$—	$1,370,296	$(42,557)

Eagle Private Wealth Class (b)
Proceeds from shares issued	$—	$—	$—	$20
Distributions reinvested	—	—	— (c)	— (c)

Change in net assets resulting from Eagle Private Wealth Class capital transactions	$—	$—	$— (c)	$20

E*Trade
Proceeds from shares issued	$—	$—	$200,527	$397,717
Distributions reinvested	—	—	1,274	277
Cost of shares redeemed	—	—	(203,874)	(172,170)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$(2,073)	$225,824

IM
Proceeds from shares issued	$—	$—	$16,317,863	$20,353,261
Distributions reinvested	—	—	19,171	14,398
Cost of shares redeemed	—	—	(14,206,360)	(18,463,543)

Change in net assets resulting from IM capital transactions	$—	$—	$2,130,674	$1,904,116

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$1,379,528	$1,787,887	$187,989,504	$412,069,575
Distributions reinvested	3,676	1,955	112,293	108,654
Cost of shares redeemed	(713,107)	(1,088,013)	(188,155,331)	(416,502,322)

Change in net assets resulting from Institutional Class capital transactions	$670,097	$701,829	$(53,534)	$(4,324,093)

Investor
Proceeds from shares issued	$11,839	$7,156	$307,262	$515,838
Distributions reinvested	71	42	5,132	3,982
Cost of shares redeemed	(7,591)	(2,516)	(265,158)	(691,101)

Change in net assets resulting from Investor capital transactions	$4,319	$4,682	$47,236	$(171,281)

Morgan
Proceeds from shares issued	$116,470	$112,914	$100,527,385	$202,793,121
Distributions reinvested	1,232	1,211	3,232	2,654
Cost of shares redeemed	(82,955)	(102,246)	(100,045,338)	(204,024,871)

Change in net assets resulting from Morgan capital transactions	$34,747	$11,879	$485,279	$(1,229,096)

Premier
Proceeds from shares issued	$843,768	$570,364	$81,380,325	$200,367,318
Distributions reinvested	80	85	1,605	2,194
Cost of shares redeemed	(463,416)	(372,779)	(82,758,350)	(202,634,298)

Change in net assets resulting from Premier capital transactions	$380,432	$197,670	$(1,376,420)	$(2,264,786)

Reserve
Proceeds from shares issued	$667	$1,031	$338,848	$10,773,546
Distributions reinvested	40	48	281	238
Cost of shares redeemed	(1,655)	(2,223)	(333,387)	(10,833,988)

Change in net assets resulting from Reserve capital transactions	$(948)	$(1,144)	$5,742	$(60,204)

Service
Proceeds from shares issued	$—	$—	$1,089,635	$3,994,455
Distributions reinvested	—	—	6,239	1,228
Cost of shares redeemed	—	—	(902,714)	(4,785,330)

Change in net assets resulting from Service capital transactions	$—	$—	$193,160	$(789,647)

Total change in net assets resulting from capital transactions	$1,441,017	$1,019,947	$(19,282,399)	$622,254

(a)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(b)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class C
Issued	4,811	11,298	—	—
Reinvested	118	102	—	—
Redeemed	(7,541)	(22,238)	—	—

Change in Class C Shares	(2,612)	(10,838)	—	—

Agency
Issued	375,968	353,640	696,570,182	1,332,839,837
Reinvested	92	37	2,808	3,007
Redeemed	(230,527)	(231,257)	(698,356,254)	(1,331,824,427)

Change in Agency Shares	145,533	122,420	(1,783,264)	1,018,417

Capital
Issued	588,304	317,205	615,855,573	1,105,967,727
Reinvested	33	15	289,311	312,296
Redeemed	(378,888)	(323,771)	(636,444,379)	(1,099,730,645)

Change in Capital Shares	209,449	(6,551)	(20,299,495)	6,549,378

Direct (a)
Issued	—	—	—	274,510
Redeemed	—	—	—	(468,347)

Change in Direct Shares	—	—	—	(193,837)

Eagle Class
Issued	—	—	2,428,465	1,400,257
Reinvested	—	—	10,795	4,308
Redeemed	—	—	(1,068,964)	(1,447,122)

Change in Eagle Class Shares	—	—	1,370,296	(42,557)

Eagle Private Wealth Class (b)
Issued	—	—	—	20
Reinvested	—	—	— (c)	— (c)

Change in Eagle Private Wealth Class Shares	—	—	— (c)	20

E*Trade
Issued	—	—	200,527	397,717
Reinvested	—	—	1,274	277
Redeemed	—	—	(203,874)	(172,170)

Change in E*Trade Shares	—	—	(2,073)	225,824

IM
Issued	—	—	16,317,863	20,353,261
Reinvested	—	—	19,171	14,398
Redeemed	—	—	(14,206,360)	(18,463,543)

Change in IM Shares	—	—	2,130,674	1,904,116

Institutional Class
Issued	1,379,528	1,787,882	187,989,504	412,069,575
Reinvested	3,676	1,955	112,293	108,654
Redeemed	(713,107)	(1,088,010)	(188,155,331)	(416,502,322)

Change in Institutional Class Shares	670,097	701,827	(53,534)	(4,324,093)

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Liquid Assets Money Market Fund		JPMorgan U.S. Government Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS: (continued)
Investor
Issued	11,839	7,156	307,262	515,838
Reinvested	71	42	5,132	3,982
Redeemed	(7,591)	(2,516)	(265,158)	(691,101)

Change in Investor Shares	4,319	4,682	47,236	(171,281)

Morgan
Issued	116,470	112,912	100,527,385	202,793,121
Reinvested	1,232	1,211	3,232	2,654
Redeemed	(82,955)	(102,244)	(100,045,338)	(204,024,871)

Change in Morgan Shares	34,747	11,879	485,279	(1,229,096)

Premier
Issued	843,768	570,364	81,380,325	200,367,318
Reinvested	80	85	1,605	2,194
Redeemed	(463,416)	(372,777)	(82,758,350)	(202,634,298)

Change in Premier Shares	380,432	197,672	(1,376,420)	(2,264,786)

Reserve
Issued	667	1,031	338,848	10,773,546
Reinvested	40	48	281	238
Redeemed	(1,655)	(2,223)	(333,387)	(10,833,988)

Change in Reserve Shares	(948)	(1,144)	5,742	(60,204)

Service
Issued	—	—	1,089,635	3,994,455
Reinvested	—	—	6,239	1,228
Redeemed	—	—	(902,714)	(4,785,330)

Change in Service Shares	—	—	193,160	(789,647)

(a)	Direct Shares of JPMorgan U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(b)	Commencement of offering of class of shares effective August 18, 2017 for JPMorgan U.S. Government Money Market Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class C
Proceeds from shares issued	$51,936	$243,273	$—	$—
Distributions reinvested	1,642	641	—	—
Cost of shares redeemed	(114,291)	(405,435)	—	—

Change in net assets resulting from Class C capital transactions	$(60,713)	$(161,521)	$—	$—

Agency
Proceeds from shares issued	$51,101,037	$102,127,895	$583,066	$2,358,284
Distributions reinvested	1,101	1,851	151	155
Cost of shares redeemed	(50,875,871)	(102,036,811)	(577,294)	(2,364,215)

Change in net assets resulting from Agency capital transactions	$226,267	$92,935	$5,923	$(5,776)

Capital (a)
Proceeds from shares issued	$24,272,015	$8,532,208	$—	$—
Distributions reinvested	13,493	2,387	—	—
Cost of shares redeemed	(23,206,661)	(5,033,496)	—	—

Change in net assets resulting from Capital capital transactions	$1,078,847	$3,501,099	$—	$—

Direct (b)
Proceeds from shares issued	$—	$131,883	$—	$—
Cost of shares redeemed	—	(137,695)	—	—

Change in net assets resulting from Direct capital transactions	$—	$(5,812)	$—	$—

Eagle Class (c)
Distributions reinvested	$—	$— (d)	$—	$—
Cost of shares redeemed	—	(20)	—	—

Change in net assets resulting from Eagle Class capital transactions	$—	$(20)	$—	$—

IM
Proceeds from shares issued	$6,086,906	$16,468,071	$—	$—
Distributions reinvested	13,639	17,166	—	—
Cost of shares redeemed	(5,439,394)	(20,883,318)	—	—

Change in net assets resulting from IM capital transactions	$661,151	$(4,398,081)	$—	$—

Institutional Class
Proceeds from shares issued	$49,242,224	$91,735,482	$5,724,405	$10,114,086
Distributions reinvested	72,345	61,952	7,215	7,270
Cost of shares redeemed	(48,783,124)	(93,109,531)	(5,349,381)	(10,220,012)

Change in net assets resulting from Institutional Class capital transactions	$531,445	$(1,312,097)	$382,239	$(98,656)

Investor
Proceeds from shares issued	$88,176	$212,805	$—	$—
Distributions reinvested	4	27	—	—
Cost of shares redeemed	(96,420)	(235,317)	—	—

Change in net assets resulting from Investor capital transactions	$(8,240)	$(22,485)	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS: (continued)
Morgan
Proceeds from shares issued	$30,794,156	$36,942,807	$43,895	$375,535
Distributions reinvested	300	235	158	120
Cost of shares redeemed	(30,711,349)	(36,904,251)	(50,629)	(396,520)

Change in net assets resulting from Morgan capital transactions	$83,107	$38,791	$(6,576)	$(20,865)

Premier
Proceeds from shares issued	$6,123,771	$10,216,013	$346,148	$705,346
Distributions reinvested	783	663	219	247
Cost of shares redeemed	(5,989,496)	(10,245,612)	(352,162)	(585,080)

Change in net assets resulting from Premier capital transactions	$135,058	$(28,936)	$(5,795)	$120,513

Reserve (e)
Proceeds from shares issued	$846,589	$16,088,298	$—	$1
Distributions reinvested	45	49	—	— (d)
Cost of shares redeemed	(844,151)	(16,185,555)	—	(227)

Change in net assets resulting from Reserve capital transactions	$2,483	$(97,208)	$—	$(226)

Service (c)
Cost of shares redeemed	—	(20)	—	—

Change in net assets resulting from Service capital transactions	$—	$(20)	$—	$—

Total change in net assets resulting from capital transactions	$2,649,405	$(2,393,355)	$375,791	$(5,010)

(a)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Amount rounds to less than one thousand.
(e)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class C
Issued	51,936	243,273	—	—
Reinvested	1,642	641	—	—
Redeemed	(114,291)	(405,435)	—	—

Change in Class C Shares	(60,713)	(161,521)	—	—

Agency
Issued	51,101,037	102,127,895	583,060	2,358,268
Reinvested	1,101	1,851	151	155
Redeemed	(50,875,871)	(102,036,811)	(577,294)	(2,364,207)

Change in Agency Shares	226,267	92,935	5,917	(5,784)

Capital (a)
Issued	24,272,015	8,532,208	—	—
Reinvested	13,493	2,387	—	—
Redeemed	(23,206,661)	(5,033,496)	—	—

Change in Capital Shares	1,078,847	3,501,099	—	—

Direct (b)
Issued	—	131,883	—	—
Redeemed	—	(137,695)	—	—

Change in Direct Shares	—	(5,812)	—	—

Eagle Class (c)
Reinvested	—	— (d)	—	—
Redeemed	—	(20)	—	—

Change in Eagle Class Shares	—	(20)	—	—

IM
Issued	6,086,906	16,468,071	—	—
Reinvested	13,639	17,166	—	—
Redeemed	(5,439,394)	(20,883,318)	—	—

Change in IM Shares	661,151	(4,398,081)	—	—

Institutional Class
Issued	49,242,224	91,735,482	5,724,395	10,114,077
Reinvested	72,345	61,952	7,215	7,270
Redeemed	(48,783,124)	(93,109,531)	(5,349,381)	(10,219,997)

Change in Institutional Class Shares	531,445	(1,312,097)	382,229	(98,650)

Investor
Issued	88,176	212,805	—	—
Reinvested	4	27	—	—
Redeemed	(96,420)	(235,317)	—	—

Change in Investor Shares	(8,240)	(22,485)	—	—

Morgan
Issued	30,794,156	36,942,807	43,895	375,529
Reinvested	300	235	158	120
Redeemed	(30,711,349)	(36,904,251)	(50,629)	(396,514)

Change in Morgan Shares	83,107	38,791	(6,576)	(20,865)

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan U.S. Treasury Plus Money Market Fund		JPMorgan Federal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS: (continued)
Premier
Issued	6,123,771	10,216,013	346,148	705,344
Reinvested	783	663	219	247
Redeemed	(5,989,496)	(10,245,612)	(352,146)	(585,076)

Change in Premier Shares	135,058	(28,936)	(5,779)	120,515

Reserve (e)
Issued	846,589	16,088,298	—	1
Reinvested	45	49	—	— (d)
Redeemed	(844,151)	(16,185,555)	—	(227)

Change in Reserve Shares	2,483	(97,208)	—	(226)

Service (c)
Redeemed	—	(20)	—	—

Change in Service Shares	—	(20)	—	—

(a)	Commencement of offering of class of shares effective September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(b)	Direct Shares of JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
(c)	Liquidated on September 22, 2017 for JPMorgan U.S. Treasury Plus Money Market Fund.
(d)	Amount rounds to less than one thousand.
(e)	Liquidated on September 22, 2017 for JPMorgan Federal Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan 100% U.S. Treasury Securities Money Market Fund		JPMorgan Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$131,063,104	$189,633,479	$1,002,005	$1,261,185
Distributions reinvested	3,180	3,553	374	249
Cost of shares redeemed	(130,588,663)	(189,504,709)	(784,103)	(867,975)

Change in net assets resulting from Agency capital transactions	$477,621	$132,323	$218,276	$393,459

Capital
Proceeds from shares issued	$87,213,067	$69,563,507	$—	$—
Distributions reinvested	79,957	75,067	—	—
Cost of shares redeemed	(86,748,216)	(62,060,124)	—	—

Change in net assets resulting from Capital capital transactions	$544,808	$7,578,450	$—	$—

Direct (a)
Distributions reinvested	$—	$—	$—	$— (b)
Cost of shares redeemed	—	—	—	(20)

Change in net assets resulting from Direct capital transactions	$—	$—	$—	$(20)

Institutional Class
Proceeds from shares issued	$27,574,872	$37,650,859	$22,909,932	$36,962,830
Distributions reinvested	25,058	28,093	5,498	5,287
Cost of shares redeemed	(24,249,669)	(35,995,237)	(23,171,425)	(35,565,002)

Change in net assets resulting from Institutional Class capital transactions	$3,350,261	$1,683,715	$(255,995)	$1,403,115

Morgan
Proceeds from shares issued	$24,140,185	$108,157,082	$3,502	$6,169
Distributions reinvested	8,174	2,930	44	39
Cost of shares redeemed	(23,883,749)	(107,690,922)	(2,166)	(8,121)

Change in net assets resulting from Morgan capital transactions	$264,610	$469,090	$1,380	$(1,913)

Premier
Proceeds from shares issued	$9,645,758	$22,204,004	$1,381,258	$5,672,681
Distributions reinvested	3,105	976	59	109
Cost of shares redeemed	(8,974,225)	(22,213,956)	(2,022,126)	(5,825,895)

Change in net assets resulting from Premier capital transactions	$674,638	$(8,976)	$(640,809)	$(153,105)

Reserve
Proceeds from shares issued	$3,835,669	$1,219,652	$6,037,979	$9,371,823
Distributions reinvested	80	62	13	15
Cost of shares redeemed	(2,864,199)	(1,036,902)	(6,517,750)	(9,510,132)

Change in net assets resulting from Reserve capital transactions	$971,550	$182,812	$(479,758)	$(138,294)

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan 100% U.S. Treasury Securities Money Market Fund		JPMorgan Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS: (continued)
Service (c)
Distributions reinvested	$—	$— (b)	$—	$—
Cost of shares redeemed	—	(20)	—	—

Change in net assets resulting from Service capital transactions	$—	$(20)	$—	$—

Total change in net assets resulting from capital transactions	$6,283,488	$10,037,394	$(1,156,906)	$1,503,242

(a)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan 100% U.S. Treasury Securities Money Market Fund		JPMorgan Tax Free Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Agency
Issued	131,063,104	189,633,479	1,002,005	1,261,185
Reinvested	3,180	3,553	374	249
Redeemed	(130,588,663)	(189,504,709)	(784,103)	(867,975)

Change in Agency Shares	477,621	132,323	218,276	393,459

Capital
Issued	87,213,067	69,563,507	—	—
Reinvested	79,957	75,067	—	—
Redeemed	(86,748,216)	(62,060,124)	—	—

Change in Capital Shares	544,808	7,578,450	—	—

Direct (a)
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(20)

Change in Direct Shares	—	—	—	(20)

Institutional Class
Issued	27,574,872	37,650,859	22,909,932	36,962,830
Reinvested	25,058	28,093	5,498	5,287
Redeemed	(24,249,669)	(35,995,237)	(23,171,425)	(35,565,002)

Change in Institutional Class Shares	3,350,261	1,683,715	(255,995)	1,403,115

Morgan
Issued	24,140,185	108,157,082	3,502	6,169
Reinvested	8,174	2,930	44	39
Redeemed	(23,883,749)	(107,690,922)	(2,166)	(8,121)

Change in Morgan Shares	264,610	469,090	1,380	(1,913)

Premier
Issued	9,645,758	22,204,004	1,381,258	5,672,681
Reinvested	3,105	976	59	109
Redeemed	(8,974,225)	(22,213,956)	(2,022,126)	(5,825,895)

Change in Premier Shares	674,638	(8,976)	(640,809)	(153,105)

Reserve
Issued	3,835,669	1,219,652	6,037,979	9,371,823
Reinvested	80	62	13	15
Redeemed	(2,864,199)	(1,036,902)	(6,517,750)	(9,510,132)

Change in Reserve Shares	971,550	182,812	(479,758)	(138,294)

Service (c)
Reinvested	—	— (b)	—	—
Redeemed	—	(20)	—	—

Change in Service Shares	—	(20)	—	—

(a)	Liquidated on September 22, 2017 for JPMorgan Tax Free Money Market Fund.
(b)	Amount rounds to less than one thousand.
(c)	Liquidated on September 22, 2017 for JPMorgan 100% U.S. Treasury Securities Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$178,188	$219,019
Distributions reinvested	30	7
Cost of shares redeemed	(146,483)	(113,823)

Change in net assets resulting from Agency capital transactions	$31,735	$105,203

Eagle Class
Proceeds from shares issued	$343,572	$621,811
Distributions reinvested	2,018	1,695
Cost of shares redeemed	(352,310)	(693,449)

Change in net assets resulting from Eagle Class capital transactions	$(6,720)	$(69,943)

Institutional Class
Proceeds from shares issued	$6,003,009	$4,115,619
Distributions reinvested	5,673	3,024
Cost of shares redeemed	(5,934,162)	(2,846,718)

Change in net assets resulting from Institutional Class capital transactions	$74,520	$1,271,925

Morgan
Proceeds from shares issued	$10,670	$238,782
Distributions reinvested	67	421
Cost of shares redeemed	(6,269)	(538,210)

Change in net assets resulting from Morgan capital transactions	$4,468	$(299,007)

Premier
Proceeds from shares issued	$123,613	$188,701
Distributions reinvested	25	25
Cost of shares redeemed	(115,430)	(103,934)

Change in net assets resulting from Premier capital transactions	$8,208	$84,792

Reserve (a)
Proceeds from shares issued	$—	$152
Distributions reinvested	—	— (b)
Cost of shares redeemed	—	(304)

Change in net assets resulting from Reserve capital transactions	$—	$(152)

Service
Proceeds from shares issued	$79,549	$195,492
Distributions reinvested	499	199
Cost of shares redeemed	(102,299)	(277,421)

Change in net assets resulting from Service capital transactions	$(22,251)	$(81,730)

Total change in net assets resulting from capital transactions	$89,960	$1,011,088

(a)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Municipal Money Market Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Agency
Issued	178,188	219,017
Reinvested	30	7
Redeemed	(146,483)	(113,823)

Change in Agency Shares	31,735	105,201

Eagle Class
Issued	343,572	621,811
Reinvested	2,018	1,695
Redeemed	(352,310)	(693,446)

Change in Eagle Class Shares	(6,720)	(69,940)

Institutional Class
Issued	6,003,009	4,115,584
Reinvested	5,673	3,024
Redeemed	(5,934,162)	(2,846,718)

Change in Institutional Class Shares	74,520	1,271,890

Morgan
Issued	10,670	238,782
Reinvested	67	421
Redeemed	(6,269)	(538,182)

Change in Morgan Shares	4,468	(298,979)

Premier
Issued	123,613	188,699
Reinvested	25	25
Redeemed	(115,430)	(103,934)

Change in Premier Shares	8,208	84,790

Reserve (a)
Issued	—	152
Reinvested	—	— (b)
Redeemed	—	(304)

Change in Reserve Shares	—	(152)

Service
Issued	79,549	195,492
Reinvested	499	199
Redeemed	(102,299)	(277,413)

Change in Service Shares	(22,251)	(81,722)

(a)	Liquidated on September 22, 2017 for JPMorgan Municipal Money Market Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Prime Money Market Fund*
Class C
Six Months Ended August 31, 2018 (Unaudited)	$1.0001	$0.0056	(d)	$0.0002		$0.0058		$(0.0056)		$—		$(0.0056)
Year Ended February 28, 2018	1.0004	0.0039	(d)	—	(e)	0.0039		(0.0042)		—	(e)	(0.0042)
Year Ended February 28, 2017	1.00	0.0001	(d)	0.0006		0.0007		(0.0003)		—	(e)	(0.0003)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Agency
Six Months Ended August 31, 2018 (Unaudited)	1.0001	0.0093	(d)	0.0001		0.0094		(0.0092)		—		(0.0092)
Year Ended February 28, 2018	1.0004	0.0114	(d)	(0.0004)		0.0110		(0.0113)		—	(e)	(0.0113)
Year Ended February 28, 2017	1.00	0.0036	(d)	0.0016		0.0052		(0.0048)		—	(e)	(0.0048)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Capital
Six Months Ended August 31, 2018 (Unaudited)	1.0001	0.0096	(d)	0.0002		0.0098		(0.0096)		—		(0.0096)
Year Ended February 28, 2018	1.0004	0.0122	(d)	(0.0004)		0.0118		(0.0121)		—	(e)	(0.0121)
Year Ended February 28, 2017	1.00	0.0047	(d)	0.0014		0.0061		(0.0057)		—	(e)	(0.0057)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

IM
Six Months Ended August 31, 2018 (Unaudited)	1.0001	0.0097	(d)	0.0002		0.0099		(0.0097)		—		(0.0097)
Year Ended February 28, 2018	1.0004	0.0124	(d)	(0.0004)		0.0120		(0.0123)		—	(e)	(0.0123)
Year Ended February 28, 2017	1.00	0.0055	(d)	0.0007		0.0062		(0.0058)		—	(e)	(0.0058)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	1.0001	0.0095	(d)	0.0002		0.0097		(0.0095)		—		(0.0095)
Year Ended February 28, 2018	1.0004	0.0119	(d)	(0.0004)		0.0115		(0.0118)		—	(e)	(0.0118)
Year Ended February 28, 2017	1.00	0.0044	(d)	0.0014		0.0058		(0.0054)		—	(e)	(0.0054)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.0001	0.0081	(d)	—		0.0081		(0.0079)		—		(0.0079)
Year Ended February 28, 2018	1.0004	0.0089	(d)	(0.0005)		0.0084		(0.0087)		—	(e)	(0.0087)
Year Ended February 28, 2017	1.00	0.0014	(d)	0.0012		0.0026		(0.0022)		—	(e)	(0.0022)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.00005.
(f)	Amount rounds to less than $0.005.
*	The Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	0.59%	$1,590	0.97%	1.11%	2.59%
1.0001	0.39	2,012	0.97	0.39	2.27
1.0004	0.07	4,289	0.60	0.01	1.20
1.0000	0.01	39,558	0.34	0.01	1.18
1.0000	0.01	16,897	0.22	0.01	1.16
1.0000	0.01	17,658	0.23	0.01	1.16

1.0003	0.95	1,858,724	0.26	1.84	0.31
1.0001	1.10	1,494,001	0.26	1.14	0.31
1.0004	0.52	1,002,964	0.26	0.36	0.31
1.0000	0.07	8,141,439	0.26	0.07	0.31
1.0000	0.01	6,603,508	0.22	0.01	0.31
1.0000	0.01	7,565,361	0.23	0.01	0.31

1.0003	0.99	26,619,279	0.18	1.91	0.21
1.0001	1.18	24,654,174	0.18	1.22	0.21
1.0004	0.61	20,091,103	0.17	0.47	0.21
1.0000	0.14	64,690,852	0.18	0.14	0.21
1.0000	0.05	66,140,350	0.18	0.05	0.21
1.0000	0.06	68,193,741	0.18	0.06	0.21

1.0003	1.00	2,015,286	0.16	1.93	0.16
1.0001	1.21	2,032,079	0.16	1.24	0.16
1.0004	0.62	2,010,581	0.16	0.55	0.17
1.0000	0.17	2,628,508	0.16	0.16	0.16
1.0000	0.07	3,749,460	0.16	0.08	0.16
1.0000	0.08	100	0.16	0.08	0.16

1.0003	0.97	10,225,859	0.21	1.89	0.26
1.0001	1.15	8,567,374	0.21	1.19	0.26
1.0004	0.58	6,081,787	0.20	0.44	0.26
1.0000	0.11	20,011,248	0.21	0.10	0.26
1.0000	0.02	27,718,738	0.21	0.02	0.26
1.0000	0.03	29,139,007	0.21	0.03	0.26

1.0003	0.81	1,536,491	0.52	1.60	0.55
1.0001	0.84	739,866	0.52	0.89	0.56
1.0004	0.26	534,288	0.52	0.14	0.54
1.0000	0.01	1,877,099	0.31	0.01	0.52
1.0000	0.01	2,278,962	0.22	0.01	0.51
1.0000	0.01	2,332,919	0.23	0.01	0.51

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Prime Money Market Fund* (continued)
Premier
Six Months Ended August 31, 2018 (Unaudited)	$1.0001	$0.0083	(d)	$0.0002		$0.0085		$(0.0083)		$—		$(0.0083)
Year Ended February 28, 2018	1.0004	0.0096	(d)	(0.0005)		0.0091		(0.0094)		—	(e)	(0.0094)
Year Ended February 28, 2017	1.00	0.0020	(d)	0.0013		0.0033		(0.0029)		—	(e)	(0.0029)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

Reserve
Six Months Ended August 31, 2018 (Unaudited)	1.0001	0.0071	(d)	0.0001		0.0072		(0.0070)		—		(0.0070)
Year Ended February 28, 2018	1.0004	0.0062	(d)	0.0004		0.0066		(0.0069)		—	(e)	(0.0069)
Year Ended February 28, 2017	1.00	0.0003	(d)	0.0013		0.0016		(0.0012)		—	(e)	(0.0012)
Year Ended February 29, 2016	1.00	—	(d)(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2015	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)
Year Ended February 28, 2014	1.00	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)	—	(f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.00005.
(f)	Amount rounds to less than $0.005.
*	The Prime Money Market Fund began utilizing a floating NAV calculated to four decimal places on October 3, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.0003	0.85%	$1,352,909	0.45%	1.65%	0.46%
1.0001	0.91	1,093,169	0.45	0.96	0.46
1.0004	0.33	687,368	0.45	0.20	0.46
1.0000	0.02	2,030,985	0.30	0.02	0.46
1.0000	0.01	1,589,780	0.22	0.01	0.46
1.0000	0.01	2,021,372	0.23	0.01	0.46

1.0003	0.72	28,344	0.70	1.41	0.87
1.0001	0.66	15,846	0.70	0.62	0.76
1.0004	0.16	99,446	0.58	0.03	0.71
1.0000	0.01	930,188	0.31	0.01	0.71
1.0000	0.01	1,154,468	0.22	0.01	0.71
1.0000	0.01	1,426,646	0.23	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
JPMorgan Institutional Tax Free Money Market Fund
Agency
March 1, 2018 (e) through August 31, 2018 (Unaudited)	$1.0000	$0.0056	$0.0000	(f)	$0.0056	$(0.0056)

Capital
March 1, 2018 (e) through August 31, 2018 (Unaudited)	1.0000	0.0060	0.0000	(f)	0.0060	(0.0060)

IM
March 1, 2018 (e) through August 31, 2018 (Unaudited)	1.0000	0.0061	0.0000	(f)	0.0061	(0.0061)

Institutional Class
March 1, 2018 (e) through August 31, 2018 (Unaudited)	1.0000	0.0058	0.0000	(f)	0.0058	(0.0058)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2018.
(e)	Commencement of operations.
(f)	Amount rounds to less than $0.00005.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (d)	Expenses without waivers, reimbursements and earnings credits (d)

$1.0000	0.56%	$101	0.26%	1.10%	26.09%

1.0000	0.60	1,497	0.18	1.15	2.39

1.0000	0.61	573,724	0.16	1.12	0.23

1.0000	0.58	25,538	0.21	1.15	0.81

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund
Class C
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (f)
For the Period Ended October 19, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(d)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	E*Trade Shares of Liquid Assets Money Market Fund had no assets from the close of business on October 19, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.56%	$19,654	0.97%	1.11%	1.18%
1.00	0.40	22,267	0.97	0.38	1.20
1.00	0.04	33,104	0.55	0.01	1.18
1.00	0.01	505,609	0.33	0.01	1.18
1.00	0.01	704,276	0.24	0.01	1.17
1.00	0.01	670,626	0.24	0.01	1.18

1.00	0.92	304,060	0.26	1.85	0.32
1.00	1.11	158,527	0.26	1.16	0.34
1.00	0.45	36,107	0.26	0.39	0.35
1.00	0.08	71,741	0.26	0.07	0.33
1.00	0.01	95,650	0.24	0.01	0.32
1.00	0.01	71,955	0.24	0.01	0.33

1.00	0.97	308,264	0.18	1.95	0.22
1.00	1.19	98,814	0.18	1.36	0.24
1.00	0.53	105,366	0.18	0.38	0.22
1.00	0.16	2,071,483	0.18	0.15	0.22
1.00	0.07	2,889,536	0.18	0.06	0.22
1.00	0.07	3,795,256	0.18	0.07	0.23

1.00	0.01	—	0.54	0.01	1.08
1.00	0.01	1,758,478	0.30	0.01	1.07
1.00	0.03	7,497,985	0.22	0.03	1.07
1.00	0.05	5,922,072	0.20	0.05	1.08

1.00	0.95	1,658,432	0.21	1.90	0.27
1.00	1.16	988,333	0.21	1.21	0.29
1.00	0.50	286,502	0.21	0.37	0.28
1.00	0.13	6,630,618	0.21	0.13	0.28
1.00	0.04	6,692,633	0.21	0.04	0.27
1.00	0.04	2,901,004	0.21	0.04	0.28

1.00	0.80	12,935	0.51	1.57	0.53
1.00	0.86	8,616	0.51	0.89	0.55
1.00	0.21	3,933	0.51	0.07	0.53
1.00	0.02	117,816	0.32	0.01	0.53
1.00	0.01	116,196	0.23	0.01	0.52
1.00	0.01	753,825	0.24	0.01	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Liquid Assets Money Market Fund (continued)
Morgan
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.76%	$190,797	0.59%	1.51%	0.67%
1.00	0.78	156,049	0.59	0.78	0.70
1.00	0.16	144,168	0.54	0.04	0.64
1.00	0.01	1,609,448	0.33	0.01	0.63
1.00	0.01	1,684,561	0.24	0.01	0.62
1.00	0.01	2,367,494	0.24	0.01	0.63

1.00	0.83	734,243	0.45	1.67	0.47
1.00	0.92	353,810	0.45	0.95	0.49
1.00	0.26	156,136	0.45	0.18	0.48
1.00	0.02	132,337	0.32	0.02	0.48
1.00	0.01	118,152	0.24	0.01	0.47
1.00	0.01	130,733	0.24	0.01	0.48

1.00	0.70	5,580	0.70	1.38	0.73
1.00	0.67	6,527	0.70	0.65	0.74
1.00	0.12	7,672	0.55	0.02	0.73
1.00	0.01	189,404	0.33	0.01	0.73
1.00	0.01	172,653	0.24	0.01	0.72
1.00	0.01	184,873	0.24	0.01	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund
Agency
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Direct (f)
For the period ended November 22, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Eagle Private Wealth Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
August 18, 2017 (g) through February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
March 9, 2016 (g) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Direct Shares of U.S. Government Money Market Fund had no assets from the close of business on November 22, 2017.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.79%	$12,122,666	0.26%	1.57%	0.31%
1.00	0.81	13,906,062	0.26	0.80	0.31
1.00	0.22	12,887,975	0.25	0.22	0.31
1.00	0.02	7,594,151	0.15	0.02	0.31
1.00	0.01	7,428,617	0.08	0.01	0.31
1.00	0.01	7,098,492	0.09	0.01	0.31

1.00	0.83	72,447,267	0.18	1.64	0.21
1.00	0.89	92,747,537	0.18	0.88	0.21
1.00	0.33	86,200,153	0.14	0.35	0.21
1.00	0.04	28,046,995	0.14	0.04	0.21
1.00	0.01	32,973,407	0.07	0.01	0.21
1.00	0.01	25,817,838	0.09	0.01	0.21

1.00	0.49	—	0.30	0.65	0.31
1.00	0.19	193,840	0.29	0.16	0.31
1.00	0.02	870,118	0.18	0.02	0.31
1.00	0.01	294,989	0.07	0.01	0.31
1.00	0.01	281,437	0.09	0.01	0.31

1.00	0.57	2,543,097	0.70	1.16	0.71
1.00	0.37	1,172,819	0.70	0.36	0.71
1.00	0.01	1,215,409	0.49	0.01	0.71
1.00	0.01	437,372	0.18	0.01	0.71
1.00	0.01	351,014	0.07	0.01	0.71
1.00	0.01	1,838,360	0.09	0.01	0.71

1.00	0.77	20	0.30	1.52	0.43
1.00	0.49	20	0.30	0.92	0.33

1.00	0.42	289,752	1.00	0.82	1.06
1.00	0.13	291,828	0.97	0.17	1.06
1.00	0.02	66,010	0.56	0.01	1.07

1.00	0.84	4,624,373	0.16	1.69	0.16
1.00	0.91	2,493,731	0.16	0.96	0.16
1.00	0.33	589,694	0.14	0.34	0.16
1.00	0.05	648,289	0.13	0.05	0.16
1.00	0.01	1,142,811	0.07	0.01	0.16
1.00	0.01	563,436	0.08	0.02	0.16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Government Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Service
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.82%	$32,490,193	0.21%	1.62%	0.26%
1.00	0.86	32,544,047	0.21	0.85	0.26
1.00	0.30	36,869,073	0.17	0.33	0.26
1.00	0.04	8,704,148	0.15	0.03	0.26
1.00	0.01	8,279,641	0.07	0.01	0.26
1.00	0.01	7,099,746	0.09	0.01	0.26

1.00	0.67	795,534	0.51	1.32	0.51
1.00	0.56	748,306	0.51	0.54	0.51
1.00	0.03	919,604	0.42	0.02	0.51
1.00	0.01	3,856,545	0.18	0.01	0.51
1.00	0.01	3,066,013	0.07	0.01	0.51
1.00	0.01	3,664,674	0.09	0.01	0.51

1.00	0.62	1,716,482	0.59	1.24	0.61
1.00	0.48	1,231,217	0.59	0.44	0.61
1.00	0.02	2,460,361	0.46	0.02	0.61
1.00	0.01	2,229,161	0.17	0.01	0.61
1.00	0.01	2,039,361	0.08	0.01	0.61
1.00	0.01	2,435,725	0.09	0.01	0.61

1.00	0.70	4,123,539	0.45	1.37	0.46
1.00	0.62	5,500,002	0.45	0.60	0.46
1.00	0.06	7,765,009	0.42	0.06	0.46
1.00	0.01	7,570,828	0.18	0.01	0.46
1.00	0.01	3,441,795	0.07	0.01	0.46
1.00	0.01	3,646,033	0.09	0.01	0.46

1.00	0.57	65,076	0.70	1.12	0.71
1.00	0.37	59,334	0.70	0.33	0.71
1.00	0.01	119,542	0.49	0.01	0.71
1.00	0.01	16,298	0.12	0.01	0.71
1.00	0.01	150,289	0.08	0.01	0.71
1.00	0.01	48,890	0.09	0.01	0.71

1.00	0.39	1,842,499	1.05	0.78	1.06
1.00	0.09	1,649,354	0.93	0.08	1.06
1.00	0.01	2,439,027	0.50	0.01	1.06
1.00	0.01	395,656	0.15	0.01	1.06
1.00	0.01	913,521	0.07	0.01	1.06
1.00	0.01	898,352	0.09	0.01	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$—	(d)	$—	(e)	$—	(e)	$—	(e)	$—		$—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Agency
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
September 22, 2017 (g) through February 28, 2018	1.00	0.01	(d)	(0.01)		—	(e)	—	(e)	—	(e)	—	(e)

Direct (h)
For the period ended November 22, 2017	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

IM
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.
(g)	Commencement of offering of class of shares.
(h)	Direct Shares of U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.43%		$356,342	0.97%	0.85%		1.16%
1.00	0.15		417,056	0.90	0.13		1.16
1.00	0.00	(f)	578,579	0.48	0.00	(f)	1.16
1.00	0.00	(f)	154,988	0.15	0.00	(f)	1.16
1.00	0.00	(f)	168,863	0.07	0.00	(f)	1.16
1.00	0.00	(f)	142,412	0.08	0.00	(f)	1.16

1.00	0.79		1,156,915	0.26	1.58		0.31
1.00	0.81		930,654	0.26	0.82		0.31
1.00	0.18		837,723	0.26	0.17		0.31
1.00	0.01		956,921	0.15	0.01		0.31
1.00	0.00	(f)	858,260	0.07	0.00	(f)	0.31
1.00	0.00	(f)	2,590,914	0.08	0.00	(f)	0.31

1.00	0.83		4,579,938	0.18	1.66		0.21
1.00	0.47		3,501,095	0.18	1.17		0.21

1.00	0.48		—	0.30	0.71		0.31
1.00	0.14		5,812	0.30	0.09		0.31
1.00	0.01		672,625	0.13	0.00	(f)	0.31
1.00	0.00	(f)	1,222,018	0.07	0.00	(f)	0.31
1.00	0.00	(f)	1,655,840	0.08	0.00	(f)	0.31

1.00	0.85		3,712,803	0.16	1.68		0.16
1.00	0.90		3,051,574	0.16	0.81		0.16
1.00	0.28		7,449,646	0.16	0.29		0.16
1.00	0.04		4,788,250	0.12	0.04		0.16
1.00	0.00	(f)	3,045,746	0.07	0.00	(f)	0.16
1.00	0.00	(f)	1,931,586	0.07	0.00	(f)	0.16

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan U.S. Treasury Plus Money Market Fund (continued)
Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Investor
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.82%		$14,032,252	0.21%	1.62%		0.26%
1.00	0.86		13,500,900	0.21	0.84		0.26
1.00	0.23		14,813,061	0.21	0.24		0.26
1.00	0.02		8,736,623	0.13	0.02		0.26
1.00	0.00	(f)	6,516,731	0.07	0.00	(f)	0.26
1.00	0.00	(f)	7,296,339	0.08	0.00	(f)	0.26

1.00	0.67		40,579	0.51	1.32		0.51
1.00	0.55		48,818	0.51	0.52		0.51
1.00	0.02		71,303	0.42	0.02		0.51
1.00	0.00	(f)	89,016	0.14	0.00	(f)	0.51
1.00	0.00	(f)	181,909	0.07	0.00	(f)	0.51
1.00	0.00	(f)	237,466	0.08	0.00	(f)	0.51

1.00	0.63		366,725	0.59	1.25		0.62
1.00	0.47		283,619	0.59	0.48		0.62
1.00	0.00	(f)	244,830	0.43	0.00	(f)	0.61
1.00	0.00	(f)	706,209	0.15	0.00	(f)	0.61
1.00	0.00	(f)	734,788	0.07	0.00	(f)	0.61
1.00	0.00	(f)	612,152	0.08	0.00	(f)	0.61

1.00	0.70		746,704	0.45	1.39		0.46
1.00	0.61		611,645	0.45	0.61		0.46
1.00	0.03		640,584	0.41	0.04		0.46
1.00	0.00	(f)	244,258	0.14	0.00	(f)	0.46
1.00	0.00	(f)	383,019	0.07	0.00	(f)	0.46
1.00	0.00	(f)	493,950	0.08	0.00	(f)	0.46

1.00	0.57		14,730	0.70	1.14		0.71
1.00	0.37		12,246	0.70	0.28		0.71
1.00	0.00	(f)	109,454	0.40	0.00	(f)	0.71
1.00	0.00	(f)	679,587	0.15	0.00	(f)	0.71
1.00	0.00	(f)	847,101	0.07	0.00	(f)	0.71
1.00	0.00	(f)	943,099	0.08	0.00	(f)	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Federal Money Market Fund
Agency
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.78%	$133,372	0.26%	1.55%		0.32%
1.00	0.80	127,451	0.26	0.77		0.33
1.00	0.20	133,227	0.26	0.19		0.35
1.00	0.02	233,955	0.16	0.02		0.33
1.00	0.01	84,778	0.07	0.00	(f)	0.35
1.00	0.01	233,285	0.08	0.01		0.34

1.00	0.80	3,050,851	0.21	1.59		0.27
1.00	0.85	2,668,613	0.21	0.84		0.28
1.00	0.25	2,767,271	0.21	0.25		0.30
1.00	0.03	3,615,992	0.13	0.03		0.28
1.00	0.01	3,995,934	0.06	0.01		0.30
1.00	0.01	3,835,871	0.07	0.01		0.29

1.00	0.61	25,651	0.59	1.21		0.70
1.00	0.46	32,224	0.59	0.44		0.69
1.00	0.02	53,090	0.42	0.01		0.67
1.00	0.01	131,723	0.16	0.01		0.65
1.00	0.01	111,292	0.07	0.01		0.65
1.00	0.01	96,652	0.07	0.01		0.64

1.00	0.68	224,000	0.45	1.35		0.47
1.00	0.60	229,795	0.45	0.65		0.48
1.00	0.04	109,282	0.41	0.04		0.50
1.00	0.01	171,808	0.14	0.01		0.49
1.00	0.01	219,792	0.06	0.01		0.50
1.00	0.01	277,420	0.07	0.01		0.49

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Capital
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—		—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.78%		$2,458,682	0.26%	1.55%		0.31%
1.00	0.79		1,981,066	0.26	0.80		0.31
1.00	0.15		1,848,739	0.26	0.15		0.31
1.00	0.01		1,895,744	0.10	0.01		0.31
1.00	0.00	(f)	1,700,093	0.05	0.00		0.31
1.00	0.00	(f)	1,991,907	0.07	0.00		0.31

1.00	0.82		19,753,287	0.18	1.62		0.21
1.00	0.87		19,208,530	0.18	0.89		0.21
1.00	0.23		11,630,048	0.18	0.23		0.21
1.00	0.02		9,678,309	0.08	0.01		0.21
1.00	0.00	(f)	8,717,551	0.04	0.00		0.21
1.00	0.00	(f)	9,468,647	0.06	0.00		0.21

1.00	0.81		14,448,735	0.21	1.60		0.26
1.00	0.84		11,098,506	0.21	0.83		0.26
1.00	0.20		9,414,776	0.21	0.21		0.26
1.00	0.01		7,378,773	0.08	0.01		0.26
1.00	0.00	(f)	10,302,127	0.04	0.00		0.26
1.00	0.00	(f)	9,143,359	0.06	0.00		0.26

1.00	0.61		1,882,589	0.59	1.21		0.61
1.00	0.45		1,617,985	0.59	0.46		0.61
1.00	0.00	(f)	1,148,892	0.40	0.00	(f)	0.61
1.00	0.00	(f)	1,990,677	0.10	0.00	(f)	0.61
1.00	0.00	(f)	1,477,551	0.05	0.00		0.61
1.00	0.00	(f)	1,625,797	0.07	0.00		0.61

1.00	0.68		1,523,542	0.45	1.38		0.46
1.00	0.59		848,906	0.45	0.59		0.46
1.00	0.02		857,883	0.38	0.02		0.46
1.00	0.00	(f)	1,219,310	0.10	0.00	(f)	0.46
1.00	0.00	(f)	1,259,597	0.04	0.00		0.46
1.00	0.00	(f)	1,130,636	0.07	0.00		0.46

1.00	0.56		1,229,551	0.70	1.15		0.71
1.00	0.35		258,002	0.70	0.41		0.71
1.00	0.00	(f)	75,190	0.41	0.00		0.71
1.00	0.00	(f)	108,109	0.14	0.00	(f)	0.71
1.00	0.00	(f)	46,667	0.04	0.00		0.71
1.00	0.00	(f)	44,246	0.07	0.00		0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Tax Free Money Market Fund
Agency
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

Reserve
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$1.00	0.56%	$1,049,447	0.26%	1.11%	0.31%
1.00	0.68	831,137	0.26	0.70	0.31
1.00	0.27	437,689	0.25	0.26	0.31
1.00	0.03	344,578	0.05	0.01	0.31
1.00	0.02	322,389	0.07	0.01	0.31
1.00	0.02	307,751	0.12	0.01	0.31

1.00	0.59	11,715,001	0.21	1.16	0.26
1.00	0.73	11,970,538	0.21	0.73	0.26
1.00	0.32	10,567,571	0.20	0.31	0.26
1.00	0.03	10,007,028	0.04	0.01	0.26
1.00	0.02	11,663,024	0.07	0.01	0.26
1.00	0.02	10,650,809	0.10	0.01	0.26

1.00	0.40	10,935	0.59	0.78	0.67
1.00	0.35	9,555	0.59	0.34	0.66
1.00	0.05	11,468	0.44	0.04	0.62
1.00	0.03	111,381	0.04	0.01	0.62
1.00	0.02	109,439	0.08	0.01	0.61
1.00	0.02	280,117	0.12	0.01	0.61

1.00	0.47	919,543	0.45	0.91	0.46
1.00	0.49	1,560,291	0.45	0.48	0.46
1.00	0.12	1,713,414	0.38	0.10	0.46
1.00	0.03	2,984,160	0.04	0.01	0.46
1.00	0.02	2,593,113	0.07	0.01	0.46
1.00	0.02	2,390,160	0.12	0.01	0.46

1.00	0.34	2,032,178	0.70	0.68	0.71
1.00	0.24	2,511,847	0.70	0.23	0.71
1.00	0.02	2,650,165	0.47	0.02	0.71
1.00	0.03	4,220,927	0.04	0.01	0.71
1.00	0.02	4,208,768	0.07	0.01	0.71
1.00	0.02	4,484,279	0.12	0.01	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
JPMorgan Municipal Money Market Fund
Agency
Six Months Ended August 31, 2018 (Unaudited)	$1.00	$0.01	(d)	$—	(e)	$0.01		$(0.01)		$—		$(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Eagle Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
July 1, 2016 (f) through February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)

E*Trade (g)
For the Period Ended September 21, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Institutional Class
Six Months Ended August 31, 2018 (Unaudited)	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—		(0.01)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Morgan
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Premier
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	0.01	(d)	—	(e)	0.01		(0.01)		—	(e)	(0.01)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

Service
Six Months Ended August 31, 2018 (Unaudited)	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—		—	(e)
Year Ended February 28, 2018	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2017	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 29, 2016	1.00	—	(d)(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2015	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)	—	(e)
Year Ended February 28, 2014	1.00	—	(e)	—	(e)	—	(e)	—	(e)	—		—	(e)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.005.
(f)	Commencement of offering of class of shares.
(g)	E*Trade Shares of Municipal Money Market Fund had no assets from the close of business on September 21, 2016.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.58%		$172,557	0.26%	1.14%		0.32%
1.00	0.73		140,809	0.26	0.76		0.35
1.00	0.33		35,608	0.23	0.20		0.33
1.00	0.01		193,260	0.08	0.01		0.32
1.00	0.01		81,196	0.12	0.01		0.32
1.00	0.01		39,280	0.19	0.01		0.32

1.00	0.36		542,373	0.70	0.70		0.72
1.00	0.29		549,053	0.70	0.27		0.75
1.00	0.04		619,001	0.67	0.04		0.76

1.00	0.01		—	0.41	0.01		1.07
1.00	0.01		1,935,318	0.08	0.01		1.07
1.00	0.01		2,000,898	0.13	0.01		1.07
1.00	0.01		1,992,153	0.18	0.01		1.07

1.00	0.60		1,649,767	0.21	1.19		0.27
1.00	0.78		1,575,116	0.21	0.83		0.31
1.00	0.37		303,233	0.21	0.39		0.30
1.00	0.01		132,605	0.08	0.01		0.27
1.00	0.01		188,480	0.13	0.01		0.27
1.00	0.02		224,592	0.18	0.02		0.27

1.00	0.41		18,263	0.59	0.80		0.65
1.00	0.40		13,794	0.59	0.28		0.63
1.00	0.08		312,787	0.49	0.07		0.64
1.00	0.01		387,521	0.08	0.01		0.62
1.00	0.01		353,483	0.13	0.01		0.62
1.00	0.00	(h)	330,333	0.19	0.00	(h)	0.62

1.00	0.48		124,535	0.45	0.95		0.47
1.00	0.54		116,319	0.45	0.57		0.51
1.00	0.16		31,528	0.41	0.12		0.49
1.00	0.01		28,451	0.08	0.01		0.47
1.00	0.01		29,376	0.13	0.01		0.47
1.00	0.00	(h)	40,357	0.19	0.00	(h)	0.47

1.00	0.18		259,792	1.04	0.36		1.07
1.00	0.07		282,024	0.91	0.05		1.09
1.00	0.03		363,754	0.54	0.01		1.09
1.00	0.01		515,523	0.08	0.01		1.07
1.00	0.01		397,469	0.12	0.01		1.07
1.00	0.00	(h)	238,328	0.19	0.00	(h)	1.07

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Prime Money Market Fund	Class C, Agency, Capital, IM, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Institutional Tax Free Money Market Fund^	Agency, Capital, IM and Institutional Class	JPMIV	Diversified
JPMorgan Liquid Assets Money Market Fund	Class C, Agency, Capital, E*Trade^^, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan U.S. Government Money Market Fund	Agency, Capital, Direct^^^, Eagle Class, Eagle Private Wealth Class^^^^, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
JPMorgan U.S. Treasury Plus Money Market Fund	Class C, Agency, Capital^^^^^, Direct^^^, IM, Institutional Class, Investor, Morgan, Premier and Reserve	JPM II	Diversified
JPMorgan Federal Money Market Fund	Agency, Institutional Class, Morgan and Premier	JPM I	Diversified
JPMorgan 100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Tax Free Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
JPMorgan Municipal Money Market Fund	Agency, Eagle Class, E*Trade^^, Institutional Class, Morgan, Premier and Service	JPM II	Diversified

^	The JPMorgan Institutional Tax Free Money Market Fund commenced operations on March 1, 2018.
^^	E*Trade Shares of JPMorgan Liquid Assets Money Market Fund and JPMorgan Municipal Money Market Fund had no assets from the close of business on October 19, 2016 and September 21, 2016, respectively.
^^^	Direct Shares of JPMorgan U.S. Government Money Market Fund and JPMorgan U.S. Treasury Plus Money Market Fund had no assets from the close of business on November 22, 2017.
^^^^	Commenced operations on August 18, 2017.
^^^^^	Commenced operations on September 22, 2017.

The investment objective of JPMorgan Prime Money Market Fund (“Prime Money Market Fund”) and JPMorgan Institutional Tax Free Money Market Fund (“Institutional Tax Free Money Market Fund”) is to seek current income while seeking to maintain liquidity and a low volatility of principal.

The investment objective of JPMorgan Liquid Assets Money Market Fund (“Liquid Assets Money Market Fund”) and JPMorgan U.S. Treasury Plus Money Market Fund (“U.S. Treasury Plus Money Market Fund”) is to seek current income with liquidity and stability of principal.

The investment objective of JPMorgan U.S. Government Money Market Fund (“U.S. Government Money Market Fund”) is to seek high current income with liquidity and stability of principal.

The investment objective of JPMorgan Federal Money Market Fund (“Federal Money Market Fund”) is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan 100% U.S. Treasury Securities Money Market Fund (“100% U.S. Treasury Securities Money Market Fund”) is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of JPMorgan Tax Free Money Market Fund (“Tax Free Money Market Fund”) is to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of JPMorgan Municipal Money Market Fund (“Municipal Money Market Fund”) is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

The Liquid Assets Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund seek to qualify as retail money market funds in accordance with criteria established by the Securities and Exchange Commission (“SEC”). Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price. These Funds have adopted policies and procedures that allow the Boards of Trustees (the “Boards”) to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

132	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

The Prime Money Market Fund and Institutional Tax Free Money Market Fund do not seek to qualify as a Retail or Government money market fund and transact utilizing a floating net asset value (“NAV”) calculated to four decimal places. The Funds have adopted policies and procedures that allow the Boards to impose a liquidity fee and/or redemption gate in the event that their weekly liquid assets fall below a designated threshold.

The U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, Federal Money Market Fund and 100% U.S. Treasury Securities Money Market Fund seek to qualify as Government money market funds in accordance with criteria established by the SEC. Under applicable SEC rules, these Funds are ordinarily permitted to utilize amortized cost accounting to value their portfolio securities and transact at a stable $1.00 share price.

Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Agency, Capital, Direct, Eagle Class, Eagle Private Wealth Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards, which established the following approach to valuation, as described more fully below: securities and other debt instruments held by money market funds pursuant to Rule 2a-7 under the 1940 Act shall be valued using the amortized cost method provided that certain conditions are met, with the exception of the Prime Money Market Fund and Institutional Tax Free Money Market Fund.

The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. This includes also monitoring on a daily basis that the amortized cost valuation method fairly reflects the market-based net asset value (“NAV”) of the Funds. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

For the Prime Money Market Fund and Institutional Tax Free Money Market Fund, fixed income instruments for which market quotations are not readily available are fair valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Quoted prices in active markets for identical securities.

•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

associated with investing in those securities. For example, certain money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as level 2.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Prime Money Market Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$44,040,834	$—	$44,040,834

Institutional Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$600,405	$—	$600,405

The following is a summary of the inputs used as of August 31, 2018, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

Liquid Assets Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,251,231	$—	$3,251,231

U.S. Government Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$135,536,291	$—	$135,536,291

U.S. Treasury Plus Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$24,437,883	$—	$24,437,883

Federal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$3,419,510	$—	$3,419,510

100% U.S. Treasury Securities Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$40,059,378	$—	$40,059,378

Tax Free Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$15,693,240	$—	$15,693,240

134	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

Municipal Money Market Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$—	$2,762,252	$—	$2,762,252

(a)	All portfolio holdings designated as level 2 are disclosed individually on the SOIs. Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers among any levels during the six month ended August 31, 2018.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset values of the Funds.

As of August 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A under the Securities Act.

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions that meet the credit guidelines of JPMIM, an indirect, wholly-owned subsidiary of JPMorgan. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. Repurchase agreement collateral may be held in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. The Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund or their affiliates may transfer uninvested cash into joint accounts, which are utilized by multiple accounts or funds managed by the Adviser or its affiliates, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties and collateral.

The Funds’ repurchase agreements are not subject to master netting arrangements.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Tax Free Money Market Fund and Municipal Money Market Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Tax Free Money Market Fund and Municipal Money Market Fund had delayed delivery securities outstanding as of August 31, 2018, which are shown as a Receivable for Investment securities sold — delayed delivery securities on the Statements of Assets and Liabilities.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended August 31, 2018 are as follows (amounts in thousands):

	Prime Money Market Fund	Institutional Tax Free Money Market Fund	Liquid Assets Money Market Fund		U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
Class C	$13	n/a	$1		n/a		$5	n/a	n/a	n/a	n/a
Agency	35	$13	1		$133		12	$2	$18	$7	$1
Capital	312	13	—	(a)	825		29	n/a	165	n/a	n/a
Direct	n/a	n/a	n/a		—		—	n/a	n/a	n/a	n/a
Eagle Class	n/a	n/a	n/a		15		n/a	n/a	n/a	n/a	6
Eagle Private Wealth Class	n/a	n/a	n/a		—	(a)	n/a	n/a	n/a	n/a	n/a
E*Trade	n/a	n/a	n/a		2		n/a	n/a	n/a	n/a	n/a
IM	40	15	n/a		40		17	n/a	n/a	n/a	n/a
Institutional Class	125	13	2		359		159	41	123	116	12
Investor	n/a	n/a	—	(a)	5		1	n/a	n/a	n/a	n/a
Morgan	214	n/a	39		62		17	13	41	3	3
Premier	43	n/a	3		76		9	5	18	15	1
Reserve	21	n/a	—	(a)	2		1	n/a	5	24	n/a
Service	n/a	n/a	n/a		8		n/a	n/a	n/a	n/a	3

Total	$803	$54	$46		$1,527		$250	$61	$370	$165	$26

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and generally paid monthly at an annual rate of 0.08% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex covered by the Administration Agreement and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the six months ended August 31, 2018, the effective annualized rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class C, Eagle Class, E*Trade, Morgan, Reserve and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, Eagle Private Wealth Class, IM, Institutional

136	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class C	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	n/a	n/a	n/a	0.25%	n/a
Institutional Tax Free Money Market Fund	n/a	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.75	n/a	0.60%	0.10%	0.25	n/a
U.S. Government Money Market Fund	n/a	0.25%	0.60	0.10	0.25	0.60%
U.S. Treasury Plus Money Market Fund	0.75	n/a	n/a	0.10	0.25	n/a
Federal Money Market Fund	n/a	n/a	n/a	0.10	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Tax Free Money Market Fund	n/a	n/a	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	0.25	n/a	0.10	n/a	0.60

JPMDS waived Distribution fees as outlined in Note 3.F.

In addition, JPMDS is entitled to receive the CDSC from redemptions of Class C Shares. For the six months ended August 31, 2018, JPMDS retained the following amounts (in thousands):

CDSC
Liquid Assets Money Market Fund	$—(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class C	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.25%	0.15%	0.05%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.15	0.05	0.15%	0.30%	0.15%
U.S. Treasury Plus Money Market Fund	0.25	0.15	0.05	0.15	n/a	n/a
Federal Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.15	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.15	n/a	n/a	0.30	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	n/a	0.35%	0.30%	0.30%	n/a
Institutional Tax Free Money Market Fund	n/a	0.10	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.30%	0.10	0.35%	0.35	0.30	0.30	n/a
U.S. Government Money Market Fund	0.30	0.10	0.35	0.35	0.30	0.30	0.30%
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	n/a
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	n/a	0.10	n/a	0.35	0.30	n/a	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class C	Agency	Capital	Direct	Eagle Class	Eagle Private Wealth Class
Prime Money Market Fund	0.97%	0.26%	0.18%	n/a	n/a	n/a
Institutional Tax Free Money Market Fund	n/a	0.26	0.18	n/a	n/a	n/a
Liquid Assets Money Market Fund	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	0.26	0.18	0.30%	0.70%	0.30%
U.S. Treasury Plus Money Market Fund	0.97	0.26	0.18	0.30	n/a	n/a
Federal Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	0.26	n/a	n/a	n/a	n/a
Municipal Money Market Fund	n/a	0.26	n/a	n/a	0.70	n/a

	E*Trade	IM	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	n/a	0.21%	n/a	0.52%	0.45%	0.70%	n/a
Institutional Tax Free Money Market Fund	n/a	0.16%	0.21	n/a	n/a	n/a	n/a	n/a
Liquid Assets Money Market Fund	1.00%	n/a	0.21	0.51%	0.59	0.45	0.70	n/a
U.S. Government Money Market Fund	1.00	n/a	0.21	0.51	0.59	0.45	0.70	1.05%
U.S. Treasury Plus Money Market Fund	n/a	n/a	0.21	0.51	0.59	0.45	0.70	n/a
Federal Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Tax Free Money Market Fund	n/a	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	n/a	0.21	n/a	0.59	0.45	n/a	1.05

The expense limitation agreements were in effect for the six months ended August 31, 2018, and are in place until at least June 30, 2019.

In addition, the Funds’ service providers have voluntarily waived fees during the six months ended August 31, 2018. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended August 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Prime Money Market Fund	$8	$—	$6,563	$6,571	$13
Institutional Tax Free Money Market Fund	19	16	7	42	177
Liquid Assets Money Market Fund	101	67	465	633	—
U.S. Government Money Market Fund	31	—	21,307	21,338	—	(a)
U.S. Treasury Plus Money Market Fund	5	—	4,764	4,769	—
Federal Money Market Fund	200	134	557	891	—
100% U.S. Treasury Securities Money Market Fund	843	559	4,968	6,370	—
Tax Free Money Market Fund	403	267	2,585	3,255	—
Municipal Money Market Fund	181	120	406	707	—

138	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

Voluntary Waivers
Distribution
Municipal Money Market Fund	$10

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

Certain Funds earn interest on certain uninvested cash balances held at the custodian, which is included in the Interest income from affiliates on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the six months ended August 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The Funds are permitted to effect purchase and sale transactions with affiliated Funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended August 31, 2018, the Funds below engaged in such transactions in the following amounts (amounts in thousands):

	Purchases	Sales	Realized Gain (Loss)
Institutional Tax Free Money Market Fund	$129,623	$310,507	$—
Tax Free Money Market Fund	629,800	306,304	—
Municipal Money Market Fund	210,633	325,642	—

4. Class Specific Expenses

The Funds’ class specific gross expenses for the six months ended August 31, 2018 were as follows (amounts in thousands):

	Distribution	Service
Prime Money Market Fund
Class C	$7	$2
Agency	—	1,223
Capital	—	6,276
Institutional Class	—	4,683
Morgan	—	1,845
Premier	—	1,779
Reserve	31	37

	$38	$15,845

Institutional Tax Free Money Market Fund
Agency	$—	$—	(a)
Capital	—	—	(a)
Institutional Class	—	13

	$—	$13

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

	Distribution	Service
Liquid Assets Money Market Fund
Class C	$79	$26
Agency	—	153
Capital	—	60
Institutional Class	—	605
Investor	—	16
Morgan	83	290
Premier	—	756
Reserve	7	9

	$169	$1,915

U.S. Government Money Market Fund
Agency	$—	$9,754
Capital	—	20,110
Eagle Class	2,358	2,830
Eagle Private Wealth Class	—	—	(a)
E*Trade	933	466
Institutional Class	—	15,574
Investor	—	1,358
Morgan	679	2,375
Premier	—	6,828
Reserve	66	80
Service	4,797	2,399

	$8,833	$61,774

U.S. Treasury Plus Money Market Fund
Class C	$1,442	$481
Agency	—	728
Capital	—	1,258
Institutional Class	—	7,425
Investor	—	67
Morgan	160	561
Premier	—	941
Reserve	19	22

	$1,621	$11,483

Federal Money Market Fund
Agency	$—	$78
Institutional Class	—	1,346
Morgan	15	54
Premier	—	334

	$15	$1,812

100% U.S. Treasury Securities Money Market Fund
Agency	$—	$1,580
Capital	—	4,661
Institutional Class	—	6,185
Morgan	976	3,417
Premier	—	1,892
Reserve	1,105	1,326

	$2,081	$19,061

Tax Free Money Market Fund
Agency	$—	$745
Institutional Class	—	5,981
Morgan	6	20
Premier	—	1,623
Reserve	2,765	3,318

	$2,771	$11,687

140	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Distribution	Service
Municipal Money Market Fund
Agency	$—	$126
Eagle Class	728	873
Institutional Class	—	913
Morgan	8	29
Premier	—	187
Service	821	411

	$1,557	$2,539

(a)	Amount rounds to less than one thousand.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Prime Money Market Fund	$44,033,042	$8,045	$253	$7,792
Institutional Tax Free Money Market Fund	600,419	—	14	(14)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

As of August 31, 2018, the Funds had no outstanding loans to another fund. Average loans made to another fund under the Facility for the year ended February 28, 2018, were as follows (amounts in thousands except number of days outstanding):

	Average Loans	Number of Days Outstanding	Interest Earned
U.S. Government Money Market Fund	$16,501	68	$102

Interest earned as a result of lending money to another fund for the six months ended August 31, 2018, if any, is included in Income from interfund lending (net) on the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the six months ended August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

As of August 31, 2018, the Funds had omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliates Omnibus Accounts	% of the Fund	Number of Non-Affiliates Omnibus Accounts	% of the Fund
Prime Money Market Fund	1	28.7%	—	—%
Institutional Tax Free Money Market Fund	1	95.5	—	—
Liquid Assets Money Market Fund	1	70.7	—	—
U.S. Treasury Plus Money Market Fund	—	—	2	33.8
Federal Money Market Fund	1	58.6	1	17.5
100% U.S. Treasury Securities Money Market Fund	1	23.5	—	—
Tax Free Money Market Fund	1	49.0	2	43.3
Municipal Money Market Fund	2	69.1	1	19.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

8. New Accounting Pronouncement

In August 2018, the Financial Accounting Standard Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

142	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Prime Money Market Fund
Class C
Actual	$1,000.00	$1,005.90	$4.90	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Agency
Actual	1,000.00	1,009.50	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Capital
Actual	1,000.00	1,009.90	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
IM
Actual	1,000.00	1,010.00	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual	1,000.00	1,009.70	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Morgan
Actual	1,000.00	1,008.10	2.63	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Premier
Actual	1,000.00	1,008.50	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,007.20	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

JPMorgan Institutional Tax Free Money Market Fund
Agency
Actual	1,000.00	1,005.60	1.31	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	143

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Institutional Tax Free Money Market Fund (continued)
Capital
Actual	$1,000.00	$1,006.00	$0.91	0.18%
Hypothetical	1,000.00	1,024.30	0.92	0.18
IM
Actual	1,000.00	1,006.10	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual	1,000.00	1,005.80	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21

JPMorgan Liquid Assets Money Market Fund
Class C
Actual	1,000.00	1,005.60	4.90	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Agency
Actual	1,000.00	1,009.20	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Capital
Actual	1,000.00	1,009.70	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Institutional Class
Actual	1,000.00	1,009.50	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Investor
Actual	1,000.00	1,008.00	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Morgan
Actual	1,000.00	1,007.60	2.99	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,008.30	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,007.00	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

JPMorgan U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,007.90	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Capital
Actual	1,000.00	1,008.30	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Eagle Class
Actual	1,000.00	1,005.70	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

Eagle Private Wealth Class
Actual	1,000.00	1,007.70	1.52	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
E*Trade
Actual	1,000.00	1,004.20	5.05	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
IM
Actual	1,000.00	1,008.40	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

144	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Government Money Market Fund (continued)
Institutional Class
Actual	$1,000.00	$1,008.20	$1.06	0.21%
Hypothetical	1,000.00	1,024.15	1.07	0.21
Investor
Actual	1,000.00	1,006.70	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Morgan
Actual	1,000.00	1,006.20	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,007.00	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,005.70	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Service
Actual	1,000.00	1,003.90	5.30	1.05
Hypothetical	1,000.00	1,019.91	5.35	1.05

JPMorgan U.S. Treasury Plus Money Market Fund
Class C
Actual	1,000.00	1,004.30	4.90	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Agency
Actual	1,000.00	1,007.90	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Capital
Actual	1,000.00	1,008.30	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
IM
Actual	1,000.00	1,008.50	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Institutional Class
Actual	1,000.00	1,008.20	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Investor
Actual	1,000.00	1,006.70	2.58	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Morgan
Actual	1,000.00	1,006.30	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,007.00	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,005.70	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

JPMorgan Federal Money Market Fund
Agency
Actual	1,000.00	1,007.80	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional Class
Actual	1,000.00	1,008.00	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	145

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Federal Money Market Fund (continued)
Morgan
Actual	$1,000.00	$1,006.10	$2.98	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,006.80	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

JPMorgan 100% U.S. Treasury Securities Money Market Fund
Agency
Actual	1,000.00	1,007.80	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Capital
Actual	1,000.00	1,008.20	0.91	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Institutional Class
Actual	1,000.00	1,008.10	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Morgan
Actual	1,000.00	1,006.10	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,006.80	2.28	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,005.60	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

JPMorgan Tax Free Money Market Fund
Agency
Actual	1,000.00	1,005.60	1.31	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional Class
Actual	1,000.00	1,005.90	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Morgan
Actual	1,000.00	1,004.00	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,004.70	2.27	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve
Actual	1,000.00	1,003.40	3.53	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

JPMorgan Municipal Money Market Fund
Agency
Actual	1,000.00	1,005.80	1.31	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Eagle Class
Actual	1,000.00	1,003.60	3.54	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Institutional Class
Actual	1,000.00	1,006.00	1.06	0.21
Hypothetical	1,000.00	1,024.15	1.07	0.21
Morgan
Actual	1,000.00	1,004.10	2.98	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

146	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Municipal Money Market Fund (continued)
Premier
Actual	$1,000.00	$1,004.80	$2.27	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Service
Actual	1,000.00	1,001.80	5.25	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	147

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel, and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

148	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) for certain share classes which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Federal Money Market Fund and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	149

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also considered the performance information provided for the Funds at regular Board meetings by the Adviser. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the first quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for the Morgan shares was in the fifth, quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the fourth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Liquid Assets Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2017. The Trustees noted that the performance for the Morgan shares was in the first quintile based on the Peer Group for each of the one-, three- and five-year periods ended December 31, 2017, and in the third, second, and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Government Money Market Fund’s performance for the Institutional shares was in the first quintile based upon both the Peer Group and the Universe, for each of the one-, three- and five-year periods ended December 31, 2017. The Trustees noted that the performance for Morgan shares was in first quintile based upon the Peer Group for the one-year period ended December 31, 2017, and in the second quintile based upon the Universe for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for Service shares was in the fifth quintile based upon both the Peer Group and Universe for each of the one-, three- and five-year periods ended December 31, 2017 The Trustees discussed the performance and investment strategy of the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s performance for the Institutional shares was in the first, first, and second quintiles based upon both the Peer Group and Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Morgan shares was in the second, first, and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2017, respectively, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Federal Money Market Fund’s performance for the Institutional shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for the Morgan shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of

150	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

the Fund with the Adviser and based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s performance for the Institutional shares was in the second, first, and second quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2017, respectively, and in the second quintile based upon the Universe, for each of the one-, three- and five-year period ended December 31, 2017. The Trustees noted that the performance for the Morgan shares was in the second, first, and first quintiles based upon the Peer Group for the one-, three-, and five-year periods ended December 31, 2017, respectively, and in the third quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Tax Free Money Market Fund’s performance for the Institutional shares was in the first quintile based upon the Peer Group for each of the one-, three-, and five-year periods ended December 31, 2017, and in the first, second, and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for the Morgan shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Municipal Money Market Fund’s performance for the Institutional shares was in the second and first quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for the Morgan shares was in the first and fourth quintiles based upon the Peer Group and Universe, respectively, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees noted that the performance for the Service shares was in the third, fourth, and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2017, respectively, and in the fifth quintile based upon the Universe, for each of the one-, three-, and five-year periods ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Prime Money Market Fund’s net advisory fee for the Institutional shares was in the third and fifth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the third and fifth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Liquid Assets Money Market Fund’s net advisory fee and actual total expenses for the Institutional shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for the Morgan shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Government Money Market Fund’s net advisory fee and actual total expenses for Institutional shares were in the third and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for the Morgan shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for the Service shares were in the third and fifth quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified

AUGUST 31, 2018	J.P. MORGAN MONEY MARKET FUNDS	151

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s net advisory fee for the Institutional shares were in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Federal Money Market Fund’s net advisory fee for the Institutional shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Morgan shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s net advisory fee for the Institutional shares were in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Morgan shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the third and fourth quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Free Money Market Fund’s net advisory fee for Institutional shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for the Morgan shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Municipal Money Market Fund’s net advisory fee for the Institutional shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Morgan shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the second quintile based upon both the Peer Group and Universe, The Trustees noted that the net advisory fee for the Service shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the fifth quintile based upon both the Peer Group and Universe. After considering the factors identified above, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

152	J.P. MORGAN MONEY MARKET FUNDS	AUGUST 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	SAN-MMKT-818

Semi-Annual Report

J.P. Morgan SMA Funds

August 31, 2018 (Unaudited)

JPMorgan Core Focus SMA Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-766-7722 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The world’s leading economies continued to expand in the six months ended August 31, 2018, though the pattern of synchronized global growth that had characterized the previous two years began to dissipate amid geopolitical tensions and rising borrowing costs for emerging market nations.

“During the reporting period, the current U.S. economic expansion became the second longest on record.” — George C.W. Gatch

U.S. gross domestic product (GDP) growth surged to 4.2% in the second quarter of 2018 from 2.2% in the first quarter. Notably, unemployment stood at 3.9% in August, though wage growth remained subdued. While the U.S. raised import tariffs on Chinese goods worth billions of dollars and the Chinese government responded in kind during the reporting period, trade tensions with China and other U.S. trading partners appeared to have little impact on business sentiment in the U.S. In response to continued economic growth and falling unemployment, the U.S. Federal Reserve raised benchmark interest rates in March and again in June. (Subsequent to the end of the reporting period, the central bank raised interest rates in September 2018.)

In the European Union, positive economic growth was clouded by political uncertainty. Second quarter GDP rose 2.1%, though core inflation remained below the European Central Bank’s (ECB) target rate. Unemployment in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008. However, a new government in Italy raised investor concerns that its budget plans would deviate from the European Commission’s stability and growth pact and force the commission to enact punitive measures. Against this backdrop, the ECB held to its plan to maintain interest rates at current levels until at least next summer. Meanwhile, negotiations over the U.K.’s exit from the European Union continued without resolution, raising political tensions between leaders in the EU and the U.K. as well as within the Britain’s ruling Conservative Party.

While trade tensions led to a decline in Chinese exports to the U.S., the Chinese government took steps to further stimulate domestic demand and capital outflows from China appeared limited at the end of the reporting period.

Meanwhile, select emerging market nations saw the value of their currencies and their sovereign debt plummet. Nations dependent on foreign lending and imported petroleum were hit hardest by rising U.S. interest rates and a strengthening U.S. dollar that effectively raised borrowing costs. The economies of Argentina, Brazil, South Africa and Turkey were among those hurt by rising borrowing costs and/or political uncertainty.

In financial markets, U.S. equities largely recovered from a sharp sell-off in February 2018 and outperformed other regions and other asset classes. Record corporate earnings, strong consumer spending and positive economic data bolstered equity prices and pushed the S&P 500 Index to record highs in August. Equity prices in other developed markets were weak and prices fell sharply in emerging markets. Bond markets were mixed, with limited positive returns in select U.S. Treasury bonds and U.S. high yield bonds (also called “junk bonds”) and negative returns for emerging markets debt. Notably, global energy prices rose somewhat during the reporting period, which supported oil exporting economies without becoming a large drag on global economic growth.

During the reporting period, the current U.S. economic expansion became the second longest on record. While the underlying fundamentals of continued global economic growth remained in place at the end of August, the longer-term impact of protectionist U.S. trade policy and the extent of currency devaluation in emerging markets were key issues looming over global financial markets.

We believe that investors may be best served by a well-diversified portfolio and a patient outlook. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	1

JPMorgan Core Focus SMA Fund

FUND SUMMARY

FOR THE SIX MONTHS ENDED MARCH 1, 2018 (FUND INCEPTION DATE) THROUGH AUGUST 31, 2018 (Unaudited)

Reporting Period Return:
Fund*	1.60%
Bloomberg Barclays U.S. Aggregate Bond Index	0.87%

Net Assets as of 8/31/2018	$25,385,053
Duration as of 8/31/2018	4.4 years

INVESTMENT OBJECTIVE** AND STRATEGIES

The JPMorgan Core Focus SMA Fund (the “Fund”) seeks to provide total return. The Fund invests in a diversified portfolio of corporate bonds, U.S. government and agency securities, asset-backed, mortgage-related and mortgage backed securities. The Adviser utilizes a value-driven, bottom-up security selection process with an emphasis on risk management and leverages a team of dedicated research analysts.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	31.6%
Asset-Backed Securities	30.5
Corporate Bonds	23.5
Commercial Mortgage-Backed Securities	8.8
U.S. Treasury Obligations	1.9
Mortgage-Backed Securities	1.5
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION*
JPMORGAN CORE FOCUS SMA FUND	March 1, 2018	1.60%	1.60%

*	Not annualized.

LIFE OF FUND PERFORMANCE (3/1/18 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-766-7722.

The Fund commenced operations on March 1, 2018.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Core Focus SMA Fund, the Bloomberg Barclays U.S. Aggregate Bond Index from March 1, 2018 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Barclays U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that represents securities that are SEC-registered, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Fund is offered as a component of the JPMorgan Core Focus SMA Managed Account Strategy (“SMA Strategy”) to participants in separately managed account programs. The SMA Strategy consists of a separately managed account that holds both the Fund and other securities and investments directly for the SMA clients. As a result, the Fund will not hold all of the core bond investments of the SMA Strategy but rather will invest in certain securities and investments that can be traded more efficiently if held by an investment company rather than directly. Since the Fund will be used as part of a SMA Strategy, it is not intended to be a stand-alone core bond investment strategy.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	3

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — 31.5%
FHLMC REMIC
Series 2488, Class GM, 6.00%, 8/15/2032	46,320	50,054
Series 4151, Class YC, 2.50%, 1/15/2033	230,088	210,214
Series 2740, Class PE, 5.50%, 1/15/2034	154,257	166,991
Series 2943, Class ZC, 5.00%, 2/15/2034	55,459	58,663
Series 2768, Class PK, 5.00%, 3/15/2034	37,345	39,429
Series 3237, Class CE, 5.50%, 11/15/2036	50,000	57,183
Series 3249, Class CB, 4.25%, 12/15/2036	43,600	45,273
Series 3258, Class XX, 5.50%, 12/15/2036	53,000	59,136
Series 4031, Class AB, 5.50%, 6/15/2037	183,990	199,269
Series 3404, Class DC, 5.50%, 1/15/2038	50,000	55,881
Series 3601, Class HB, 5.00%, 11/15/2039	25,000	28,201
Series 3626, Class ME, 5.00%, 1/15/2040	29,000	32,153
Series 3680, Class ZA, 4.50%, 6/15/2040	191,670	201,018
Series 3777, Class WA, 4.00%, 12/15/2040	168,109	172,409
Series 3772, Class NE, 4.50%, 12/15/2040	180,000	196,974
Series 3939, Class AZ, 4.00%, 3/15/2041	243,385	248,328
Series 4240, Class DK, 4.00%, 11/15/2042	93,924	96,723
Series 4283, Class EW, 4.50%, 12/15/2043 (a)	154,793	162,481
FNMA REMIC
Series 2013-17, Class YM, 4.00%, 3/25/2033	129,696	133,551
Series 2003-32, Class UJ, 5.50%, 5/25/2033	35,055	37,860
Series 2003-82, Class Z, 5.50%, 8/25/2033	56,680	60,969
Series 2004-17, Class H, 5.50%, 4/25/2034	130,676	141,449
Series 2004-31, Class MZ, 4.25%, 5/25/2034	27,360	28,979
Series 2004-36, Class CB, 5.00%, 5/25/2034	28,000	30,131

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Series 2004-91, Class BR, 5.50%, 12/25/2034	47,078	51,378
Series 2009-13, Class PM, 4.00%, 4/25/2035	171,165	173,841
Series 2005-29, Class WQ, 5.50%, 4/25/2035	158,455	171,533
Series 2005-109, Class GD, 6.00%, 10/25/2035	20,859	22,228
Series 2015-65, Class LD, 3.50%, 1/25/2036	80,000	78,072
Series 2005-122, Class PY, 6.00%, 1/25/2036	71,000	84,170
Series 2006-24, Class Z, 5.50%, 4/25/2036	151,077	163,932
Series 2007-36, Class PH, 5.50%, 4/25/2037	43,221	46,912
Series 2007-60, Class ZB, 4.75%, 5/25/2037	240,193	256,844
Series 2009-42, Class TZ, 4.50%, 3/25/2039	204,524	214,260
Series 2009-66, Class KE, 4.00%, 9/25/2039	86,224	88,261
Series 2009-105, Class DB, 4.50%, 12/25/2039	25,000	26,611
Series 2010-43, Class EM, 5.00%, 5/25/2040	20,600	23,319
Series 2010-87, Class PJ, 3.50%, 6/25/2040	46,361	46,835
Series 2010-59, Class EB, 5.00%, 6/25/2040	300,000	339,040
Series 2011-146, Class LX, 3.50%, 10/25/2040	200,000	201,111
Series 2011-1, Class QA, 4.50%, 10/25/2040	115,600	119,801
Series 2010-133, Class GP, 4.00%, 11/25/2040	250,000	261,229
Series 2010-123, Class KU, 4.50%, 11/25/2040	123,589	131,113
Series 2010-129, Class PZ, 4.50%, 11/25/2040	224,286	224,217
Series 2010-136, Class CY, 4.00%, 12/25/2040	290,000	298,885
Series 2010-141, Class AL, 4.00%, 12/25/2040	231,000	237,029
Series 2010-154, Class KZ, 4.50%, 1/25/2041	41,348	45,883
Series 2011-55, Class BZ, 3.50%, 6/25/2041	160,578	161,214
Series 2011-115, Class UC, 4.00%, 11/25/2041	70,000	73,304

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
Series 2013-114, Class LM, 4.00%, 3/25/2042	200,000	204,585
Series 2012-120, Class PA, 3.50%, 10/25/2042	111,569	112,161
Series 2014-19, Class Z, 4.50%, 4/25/2044	242,974	261,581
Series 2015-61, Class PV, 3.50%, 5/25/2044	24,838	25,025
Series 2016-32, Class PA, 3.00%, 12/25/2045	184,942	182,862
GNMA
Series 2003-46, Class HA, 4.50%, 6/20/2033	120,518	125,832
Series 2004-55, Class MC, 5.50%, 7/20/2034	27,000	29,329
Series 2005-16, Class CA, 5.00%, 2/20/2035	29,000	31,725
Series 2005-17, Class GE, 5.00%, 2/20/2035	199,418	212,958
Series 2008-25, Class AD, 4.50%, 3/20/2038	147,981	153,871
Series 2009-16, Class ZD, 6.00%, 3/20/2039	192,932	212,216
Series 2009-58, Class PA, 4.50%, 7/20/2039	254,333	263,939
Series 2010-69, Class ME, 3.00%, 4/20/2040	117,167	116,857

Total Collateralized Mortgage Obligations (Cost $7,973,105)		7,987,282

Asset-Backed Securities — 30.4%
ACC Trust Series 2018-1, Class A, 3.70%, 12/21/2020 (b)	78,723	78,729
American Credit Acceptance Receivables Trust
Series 2016-3, Class C, 4.26%, 8/12/2022 (b)	58,000	58,381
Series 2017-1, Class C, 2.88%, 3/13/2023 (b)	95,000	94,862
Series 2017-1, Class D, 3.54%, 3/13/2023 (b)	230,000	230,138
AmeriCredit Automobile Receivables Series 2015-4, Class D, 3.72%, 12/8/2021	225,000	226,521
B2R Mortgage Trust
Series 2015-1, Class A1, 2.52%, 5/15/2048 ‡ (b)	58,746	58,010
Series 2015-2, Class A, 3.34%, 11/15/2048 (b)	62,684	62,499

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Business Jet Securities LLC
Series 2018-2, Class A, 4.45%, 6/15/2033 (b)	194,317	195,883
Series 2018-2, Class B, 5.44%, 6/15/2033 (b)	192,177	193,328
CarFinance Capital Auto Trust Series 2015-1A, Class A, 1.75%, 6/15/2021 (b)	5,849	5,844
CLUB Credit Trust
Series 2017-NP1, Class B, 3.17%, 4/17/2023 ‡ (b)	52,997	52,989
Series 2018-NP1, Class A, 2.99%, 5/15/2024 (b)	110,794	110,848
Series 2018-NP1, Class B, 3.67%, 5/15/2024 ‡ (b)	115,000	114,809
CPS Auto Receivables Trust Series 2018-B, Class B, 3.23%, 7/15/2022 (b)	100,000	99,728
Credit Acceptance Auto Loan Trust Series 2018-2A, Class A, 3.47%, 5/17/2027 (b)	250,000	250,505
Drive Auto Receivables Trust Series 2016-BA, Class C, 3.19%, 7/15/2022 (b)	40,312	40,360
DT Auto Owner Trust
Series 2017-4A, Class B, 2.44%, 1/15/2021 (b)	146,000	145,395
Series 2017-2A, Class B, 2.44%, 2/15/2021 (b)	100,000	99,896
Series 2017-3A, Class B, 2.40%, 5/17/2021 (b)	215,000	214,365
Series 2018-1A, Class B, 3.04%, 1/18/2022 (b)	98,000	97,805
Series 2018-1A, Class D, 3.81%, 12/15/2023 (b)	88,000	87,663
ENGS Commercial Finance Trust Series 2018-1A, Class A2, 3.39%, 2/22/2023 (b)	100,000	99,712
Exeter Automobile Receivables Trust
Series 2017-3A, Class A, 2.05%, 12/15/2021 (b)	138,773	138,147
Series 2017-1A, Class B, 3.00%, 12/15/2021 (b)	45,000	44,939
Series 2018-2A, Class B, 3.27%, 5/16/2022 (b)	100,000	99,881
First Investors Auto Owner Trust
Series 2015-1A, Class D, 3.59%, 1/18/2022 (b)	100,000	100,021
Series 2016-2A, Class C, 2.53%, 7/15/2022 ‡ (b)	200,000	196,525
Series 2018-1A, Class A2, 3.22%, 1/17/2023 (b)	45,000	45,052

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	5

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Flagship Credit Auto Trust
Series 2016-2, Class C, 6.22%, 9/15/2022 (b)	100,000	104,156
Series 2017-2, Class B, 2.57%, 4/15/2023 (b)	115,000	113,900
Series 2018-2, Class B, 3.56%, 5/15/2023 (b)	150,000	150,125
Series 2017-4, Class C, 2.92%, 11/15/2023 (b)	150,000	146,836
GM Financial Automobile Leasing Trust Series 2015-3, Class C, 2.98%, 11/20/2019	118,715	118,737
Goodgreen (Cayman Islands) Series 2018-1A, Class A, 3.93%, 10/15/2053 (a) (b)	176,681	179,205
Hero Funding (Cayman Islands) Series 2017-3A, Class A2, 3.95%, 9/20/2048 (b)	107,090	106,997
Lendmark Funding Trust Series 2016-2A, Class B, 4.66%, 4/21/2025 ‡ (b)	100,000	100,899
Marlette Funding Trust Series 2018-2A, Class A, 3.06%, 7/17/2028 (b)	83,318	83,313
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 4/18/2022 (b)	104,000	103,950
OneMain Direct Auto Receivables Trust Series 2017-2A, Class B, 2.55%, 11/14/2023 (b)	100,000	98,802
OneMain Financial Issuance Trust
Series 2014-2A, Class C, 4.33%, 9/18/2024 ‡ (b)	7,082	7,088
Series 2015-2A, Class A, 2.57%, 7/18/2025 (b)	14,962	14,959
Series 2015-1A, Class A, 3.19%, 3/18/2026 (b)	135,602	135,849
Series 2015-1A, Class C, 5.12%, 3/18/2026 ‡ (b)	140,000	142,098
Series 2016-2A, Class A, 4.10%, 3/20/2028 (b)	78,564	79,035
Series 2016-1A, Class A, 3.66%, 2/20/2029 (b)	100,000	100,419
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A, 2.56%, 6/15/2023 (b)	85,319	85,298
Series 2017-2A, Class A, 2.41%, 9/15/2023 (b)	97,787	97,659
Series 2018-1A, Class A, 3.11%, 6/17/2024 (b)	115,982	116,031
Series 2018-2A, Class A, 3.35%, 10/15/2024 (b)	141,000	140,969

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Santander Drive Auto Receivables Trust
Series 2017-1, Class C, 2.58%, 5/16/2022	78,000	77,535
Series 2018-1, Class B, 2.63%, 7/15/2022	177,000	176,060
Series 2017-3, Class C, 2.76%, 12/15/2022	39,000	38,519
SoFi Consumer Loan Program LLC
Series 2016-3, Class A, 3.05%, 12/26/2025 (b)	100,234	99,888
Series 2017-1, Class A, 3.28%, 1/26/2026 (b)	103,189	103,201
Series 2017-2, Class A, 3.28%, 2/25/2026 (b)	106,818	106,700
SoFi Consumer Loan Program Trust Series 2018-2, Class A1, 2.93%, 4/26/2027 (b)	150,453	150,263
Springleaf Funding Trust
Series 2015-AA, Class A, 3.16%, 11/15/2024 (b)	48,630	48,646
Series 2015-BA, Class B, 3.80%, 5/15/2028 ‡ (b)	100,000	99,098
Tidewater Auto Receivables Trust Series 2018-AA, Class C, 3.84%, 11/15/2024 (b)	250,000	249,925
Towd Point Mortgage Trust Series 2017-6, Class A1, 2.75%, 10/25/2057 (a) (b)	92,729	90,672
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38%, 4/25/2047 ‡ (b) (c)	44,087	43,950
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13%, 6/25/2047 ‡ (b) (c)	50,350	49,964
VOLT LXIX LLC
Series 2018-NPL5, Class A1A, 4.21%, 8/25/2048 (b) (c)	100,000	99,918
Series 2018-NPL5, Class A1B, 4.70%, 8/25/2048 (b) (c)	100,000	99,888
VOLT LXVII LLC Series 2018-NPL3, Class A1, 4.37%, 6/25/2048 ‡ (b) (c)	98,969	98,955
Westgate Resorts LLC
Series 2018-1A, Class A, 3.38%, 12/20/2031 (b)	233,105	232,781
Series 2018-1A, Class B, 3.58%, 12/20/2031 ‡ (b)	233,105	231,677
Westlake Automobile Receivables Trust Series 2016-2A, Class C, 2.83%, 5/17/2021 (b)	150,000	150,029

Total Asset-Backed Securities (Cost $7,707,822)		7,716,829

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 23.4%
Aerospace & Defense — 0.4%
Northrop Grumman Corp. 3.20%, 2/1/2027	30,000	28,351
3.85%, 4/15/2045	20,000	18,278
Rockwell Collins, Inc. 2.80%, 3/15/2022	20,000	19,522
3.50%, 3/15/2027	15,000	14,366
United Technologies Corp. 2.80%, 5/4/2024	25,000	23,846

		104,363

Automobiles — 0.7%
Ford Motor Co. 4.35%, 12/8/2026	30,000	28,175
7.45%, 7/16/2031	35,000	38,793
General Motors Co. 5.15%, 4/1/2038	30,000	28,465
Hyundai Capital America 3.45%, 3/12/2021 (b)	30,000	29,566
Nissan Motor Acceptance Corp. 3.15%, 3/15/2021 (b)	60,000	59,540

		184,539

Banks — 4.6%
Australia & New Zealand Banking Group Ltd. (Australia) 5.10%, 1/13/2020 (b)	100,000	102,862
Bank of America Corp. (ICE LIBOR USD 3 Month + 0.93%), 2.82%, 7/21/2023 (d)	65,000	63,107
4.20%, 8/26/2024	60,000	60,282
5.00%, 1/21/2044	55,000	59,438
Bank of Montreal (Canada) 2.10%, 6/15/2020	70,000	68,930
Bank of Nova Scotia (The) (Canada)
2.35%, 10/21/2020	60,000	59,057
Citigroup, Inc. 3.75%, 6/16/2024	60,000	60,101
8.13%, 7/15/2039	30,000	43,092
Citizens Financial Group, Inc. 2.38%, 7/28/2021	50,000	48,356
Commonwealth Bank of Australia (Australia) 2.25%, 3/10/2020 (b)	30,000	29,625
3.45%, 3/16/2023 (b)	70,000	69,736
Huntington Bancshares, Inc. 2.30%, 1/14/2022	50,000	48,119
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.46%, 3/2/2023	45,000	44,784
3.78%, 3/2/2025	45,000	44,980
PNC Financial Services Group, Inc. (The) 5.13%, 2/8/2020	35,000	36,038
Regions Financial Corp. 2.75%, 8/14/2022	40,000	38,789

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Banks — continued
Santander UK Group Holdings plc (United Kingdom) 3.13%, 1/8/2021	30,000	29,646
Sumitomo Mitsui Financial Group, Inc. (Japan) 2.06%, 7/14/2021	30,000	28,887
3.10%, 1/17/2023	25,000	24,514
3.36%, 7/12/2027	25,000	23,960
SunTrust Bank 2.25%, 1/31/2020	25,000	24,744
Wells Fargo & Co.
Series M, 3.45%, 2/13/2023	70,000	68,968
4.65%, 11/4/2044	30,000	29,496
Westpac Banking Corp. (Australia) 3.40%, 1/25/2028	65,000	62,805

		1,170,316

Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc. (Belgium) 3.65%, 2/1/2026	25,000	24,456
4.90%, 2/1/2046	25,000	25,407
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 1/15/2022	25,000	25,396
Molson Coors Brewing Co.
4.20%, 7/15/2046	15,000	13,334

		88,593

Biotechnology — 0.5%
AbbVie, Inc. 2.85%, 5/14/2023	30,000	29,014
Amgen, Inc. 4.95%, 10/1/2041	15,000	15,353
Celgene Corp. 3.25%, 8/15/2022	15,000	14,850
4.63%, 5/15/2044	20,000	18,836
Gilead Sciences, Inc. 3.70%, 4/1/2024	30,000	30,165
4.80%, 4/1/2044	15,000	15,641

		123,859

Building Products — 0.2%
Masco Corp. 4.45%, 4/1/2025	25,000	25,388
Owens Corning 4.20%, 12/15/2022	15,000	15,156

		40,544

Capital Markets — 1.5%
Credit Suisse AG (Switzerland) 5.40%, 1/14/2020	25,000	25,704
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	15,000	19,296
Goldman Sachs Group, Inc. (The) 4.00%, 3/3/2024	50,000	50,448
(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	65,000	60,417

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	7

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Capital Markets — continued
Macquarie Group Ltd. (Australia) 6.00%, 1/14/2020 (b)	10,000	10,338
6.25%, 1/14/2021 (b)	30,000	31,821
(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (b) (d)	20,000	18,686
Morgan Stanley 2.63%, 11/17/2021	45,000	43,944
3.13%, 1/23/2023	30,000	29,482
4.00%, 7/23/2025	60,000	60,220
3.95%, 4/23/2027	25,000	24,082

		374,438

Chemicals — 0.4%
Mosaic Co. (The) 3.25%, 11/15/2022	10,000	9,811
4.05%, 11/15/2027	10,000	9,712
5.63%, 11/15/2043	10,000	10,208
Nutrien Ltd. (Canada) 3.00%, 4/1/2025	20,000	18,564
6.13%, 1/15/2041	20,000	22,754
Sherwin-Williams Co. (The) 2.75%, 6/1/2022	35,000	34,060

		105,109

Construction Materials — 0.1%
Martin Marietta Materials, Inc. 3.45%, 6/1/2027	30,000	27,858

Consumer Finance — 0.6%
American Express Co. 2.50%, 8/1/2022	30,000	28,883
Capital One Financial Corp. 4.75%, 7/15/2021	15,000	15,523
4.20%, 10/29/2025	15,000	14,759
3.75%, 3/9/2027	25,000	23,846
General Motors Financial Co., Inc. 4.20%, 3/1/2021	25,000	25,346
3.25%, 1/5/2023	20,000	19,373
HSBC Finance Corp. 6.68%, 1/15/2021	30,000	31,991

		159,721

Diversified Financial Services — 0.2%
ORIX Corp. (Japan) 3.70%, 7/18/2027	30,000	29,034
Shell International Finance BV (Netherlands) 5.50%, 3/25/2040	25,000	29,610

		58,644

Diversified Telecommunication Services — 1.0%
AT&T, Inc. 3.00%, 6/30/2022	25,000	24,420

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Diversified Telecommunication Services — continued
3.40%, 5/15/2025	30,000	28,503
5.35%, 9/1/2040	65,000	63,952
Telefonica Emisiones SAU (Spain) 5.13%, 4/27/2020	10,000	10,303
5.46%, 2/16/2021	10,000	10,469
7.05%, 6/20/2036	15,000	18,187
Verizon Communications, Inc. 4.33%, 9/21/2028 (b)	41,000	41,306
4.86%, 8/21/2046	55,000	54,355

		251,495

Electric Utilities — 1.4%
Cleveland Electric Illuminating Co. (The) 5.95%, 12/15/2036	20,000	23,624
Duke Energy Corp. 1.80%, 9/1/2021	15,000	14,371
2.65%, 9/1/2026	25,000	22,737
3.75%, 9/1/2046	25,000	22,364
Edison International 4.13%, 3/15/2028	20,000	20,042
Emera US Finance LP (Canada) 2.15%, 6/15/2019	10,000	9,927
3.55%, 6/15/2026	10,000	9,503
4.75%, 6/15/2046	10,000	9,992
Entergy Louisiana LLC 4.00%, 3/15/2033	40,000	40,663
Fortis, Inc. (Canada) 3.06%, 10/4/2026	30,000	27,710
Indiana Michigan Power Co.
Series K, 4.55%, 3/15/2046	15,000	15,723
LG&E & KU Energy LLC 3.75%, 11/15/2020	20,000	20,153
Metropolitan Edison Co. 3.50%, 3/15/2023 (b)	15,000	14,898
Pacific Gas & Electric Co. 3.50%, 10/1/2020	30,000	29,999
3.30%, 3/15/2027	30,000	27,636
PNM Resources, Inc. 3.25%, 3/9/2021	15,000	14,904
PPL Capital Funding, Inc. 3.10%, 5/15/2026	20,000	18,732
Southern Co. (The) 3.25%, 7/1/2026	30,000	28,221

		371,199

Electrical Equipment — 0.2%
Eaton Corp. 2.75%, 11/2/2022	20,000	19,514
3.10%, 9/15/2027	25,000	23,562

		43,076

Electronic Equipment, Instruments & Components — 0.1%
Arrow Electronics, Inc. 3.25%, 9/8/2024	25,000	23,559

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Energy Equipment & Services — 0.1%
Halliburton Co. 3.80%, 11/15/2025	25,000	24,949
4.50%, 11/15/2041	10,000	9,883

		34,832

Equity Real Estate Investment Trusts (REITs) — 1.5%
American Tower Corp. 5.00%, 2/15/2024	30,000	31,492
Brixmor Operating Partnership LP 3.65%, 6/15/2024	25,000	24,218
EPR Properties 5.25%, 7/15/2023	15,000	15,508
4.50%, 6/1/2027	10,000	9,641
Government Properties Income Trust 3.75%, 8/15/2019	20,000	20,104
Host Hotels & Resorts LP 5.25%, 3/15/2022	15,000	15,594
3.88%, 4/1/2024	15,000	14,773
Liberty Property LP 4.40%, 2/15/2024	35,000	35,717
National Retail Properties, Inc. 3.80%, 10/15/2022	20,000	20,060
4.00%, 11/15/2025	20,000	19,822
Realty Income Corp. 3.25%, 10/15/2022	20,000	19,822
3.65%, 1/15/2028	25,000	24,315
Select Income 3.60%, 2/1/2020	20,000	19,914
Senior Housing Properties Trust 3.25%, 5/1/2019	30,000	30,006
VEREIT Operating Partnership LP 4.13%, 6/1/2021	15,000	15,191
4.88%, 6/1/2026	10,000	10,155
Welltower, Inc. 6.13%, 4/15/2020	15,000	15,638
4.00%, 6/1/2025	25,000	24,790

		366,760

Food & Staples Retailing — 0.3%
Kroger Co. (The) 2.65%, 10/15/2026	20,000	17,997
5.15%, 8/1/2043	20,000	19,984
Sysco Corp. 3.55%, 3/15/2025	20,000	19,654
4.45%, 3/15/2048	30,000	29,755

		87,390

Food Products — 0.5%
Campbell Soup Co. 3.65%, 3/15/2023	20,000	19,553
3.80%, 8/2/2042	20,000	15,684

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Food Products — continued
Kraft Heinz Foods Co. 3.95%, 7/15/2025	20,000	19,685
6.50%, 2/9/2040	15,000	17,003
Mead Johnson Nutrition Co. (United Kingdom) 4.60%, 6/1/2044	20,000	20,754
Tyson Foods, Inc. 4.50%, 6/15/2022	15,000	15,453
3.95%, 8/15/2024	15,000	15,052
5.15%, 8/15/2044	10,000	10,238

		133,422

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories 2.55%, 3/15/2022	15,000	14,589
3.75%, 11/30/2026	30,000	29,744
4.75%, 11/30/2036	15,000	15,958
Becton Dickinson and Co. 2.89%, 6/6/2022	10,000	9,736
3.70%, 6/6/2027	15,000	14,363
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	6,000	6,009
3.55%, 4/1/2025	10,000	9,640

		100,039

Health Care Providers & Services — 0.7%
Aetna, Inc. 2.80%, 6/15/2023	35,000	33,734
Anthem, Inc. 3.70%, 8/15/2021	15,000	15,133
3.35%, 12/1/2024	15,000	14,588
4.63%, 5/15/2042	20,000	19,378
CVS Health Corp. 3.70%, 3/9/2023	30,000	29,919
4.30%, 3/25/2028	41,000	40,691
4.78%, 3/25/2038	27,000	26,859

		180,302

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp. 3.80%, 4/1/2028	35,000	34,790

Household Durables — 0.1%
Newell Brands, Inc. 4.00%, 12/1/2024	10,000	9,729
4.20%, 4/1/2026	15,000	14,419
5.38%, 4/1/2036	10,000	9,629

		33,777

Independent Power and Renewable Electricity Producers — 0.2%
Exelon Generation Co. LLC 5.75%, 10/1/2041	45,000	45,975

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	9

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Industrial Conglomerates — 0.4%
General Electric Co. 3.38%, 3/11/2024	40,000	39,592
4.13%, 10/9/2042	35,000	31,975
Roper Technologies, Inc. 2.80%, 12/15/2021	30,000	29,443

		101,010

Insurance — 1.5%
American Financial Group, Inc. 3.50%, 8/15/2026	20,000	18,863
American International Group, Inc. 3.30%, 3/1/2021	10,000	9,995
3.75%, 7/10/2025	20,000	19,565
3.88%, 1/15/2035	25,000	22,678
Athene Global Funding 3.00%, 7/1/2022 (b)	25,000	24,348
Athene Holding Ltd. 4.13%, 1/12/2028	10,000	9,381
Cincinnati Financial Corp. 6.92%, 5/15/2028	20,000	24,549
Lincoln National Corp. 4.20%, 3/15/2022	15,000	15,305
3.63%, 12/12/2026	15,000	14,539
4.35%, 3/1/2048	20,000	18,970
Markel Corp. 3.50%, 11/1/2027	20,000	18,838
Metropolitan Life Global Funding I 2.00%, 4/14/2020 (b)	150,000	147,650
Prudential Financial, Inc.
3.88%, 3/27/2028	30,000	30,073

		374,754

IT Services — 0.1%
Western Union Co. (The) 3.60%, 3/15/2022	10,000	9,921

Media — 0.5%
Charter Communications Operating LLC 5.75%, 4/1/2048	10,000	9,833
Comcast Corp. 3.38%, 2/15/2025	30,000	29,238
3.20%, 7/15/2036	40,000	34,371
Cox Communications, Inc. 3.15%, 8/15/2024 (b)	25,000	23,833
4.60%, 8/15/2047 (b)	15,000	13,998

		111,273

Metals & Mining — 0.2%
Glencore Funding LLC (Switzerland) 3.13%, 4/29/2019 (b)	20,000	19,885
4.63%, 4/29/2024 (b)	15,000	15,099

		34,984

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Multiline Retail — 0.0% (e)
Dollar General Corp. 4.13%, 5/1/2028	5,000	4,984

Multi-Utilities — 0.4%
Dominion Energy, Inc. 4.45%, 3/15/2021	15,000	15,360
Series D, 2.85%, 8/15/2026	25,000	22,796
Series C, 4.05%, 9/15/2042	20,000	18,776
Sempra Energy 2.40%, 3/15/2020	20,000	19,741
3.80%, 2/1/2038	25,000	22,957

		99,630

Oil, Gas & Consumable Fuels — 2.2%
Anadarko Petroleum Corp. 3.45%, 7/15/2024	25,000	24,238
APT Pipelines Ltd. (Australia) 4.25%, 7/15/2027 (b)	30,000	29,750
Buckeye Partners LP 4.35%, 10/15/2024	10,000	9,852
5.85%, 11/15/2043	10,000	9,466
Canadian Natural Resources Ltd. (Canada) 3.80%, 4/15/2024	15,000	14,902
6.45%, 6/30/2033	15,000	17,752
Cenovus Energy, Inc. (Canada) 3.00%, 8/15/2022	25,000	24,051
Enbridge, Inc. (Canada) 4.25%, 12/1/2026	20,000	20,088
Enterprise Products Operating LLC 5.25%, 1/31/2020	25,000	25,736
3.75%, 2/15/2025	30,000	30,098
5.10%, 2/15/2045	15,000	15,889
Kinder Morgan Energy Partners LP 3.95%, 9/1/2022	25,000	25,261
Marathon Petroleum Corp. 6.50%, 3/1/2041	15,000	17,696
MPLX LP 4.13%, 3/1/2027	15,000	14,674
4.50%, 4/15/2038	10,000	9,296
Nexen Energy ULC (China) 5.88%, 3/10/2035	20,000	23,169
Noble Energy, Inc. 5.05%, 11/15/2044	30,000	29,392
ONEOK Partners LP 4.90%, 3/15/2025	30,000	31,616
Phillips 66 3.90%, 3/15/2028	20,000	19,818
4.88%, 11/15/2044	20,000	20,674
Spectra Energy Partners LP 4.50%, 3/15/2045	20,000	19,041
Sunoco Logistics Partners Operations LP 4.25%, 4/1/2024	15,000	15,030
4.00%, 10/1/2027	10,000	9,560
5.35%, 5/15/2045	30,000	29,014

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil, Gas & Consumable Fuels — continued
TransCanada PipeLines Ltd. (Canada) 4.88%, 1/15/2026	25,000	26,261
4.63%, 3/1/2034	15,000	15,181
5.00%, 10/16/2043	10,000	10,301
Williams Cos., Inc. (The) 3.90%, 1/15/2025	20,000	19,785

		557,591

Pharmaceuticals — 0.2%
Allergan Funding SCS 3.00%, 3/12/2020	10,000	9,973
4.55%, 3/15/2035	10,000	9,804
Shire Acquisitions Investments Ireland DAC 2.40%, 9/23/2021	30,000	28,989

		48,766

Road & Rail — 0.2%
Burlington Northern Santa Fe LLC 4.40%, 3/15/2042	30,000	30,883
ERAC USA Finance LLC 5.63%, 3/15/2042 (b)	30,000	33,280

		64,163

Semiconductors & Semiconductor Equipment — 0.2%
Broadcom Corp. 2.65%, 1/15/2023	20,000	18,921
3.88%, 1/15/2027	25,000	23,372

		42,293

Software — 0.2%
Oracle Corp. 3.85%, 7/15/2036	60,000	58,249

Specialty Retail — 0.1%
Advance Auto Parts, Inc. 4.50%, 12/1/2023	25,000	25,605

Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc. 4.65%, 2/23/2046	30,000	32,675
Dell International LLC 4.42%, 6/15/2021 (b)	25,000	25,424

		58,099

Tobacco — 0.2%
BAT International Finance plc (United Kingdom) 2.75%, 6/15/2020 (b)	30,000	29,728
Reynolds American, Inc. (United Kingdom) 5.85%, 8/15/2045	25,000	27,251

		56,979

Trading Companies & Distributors — 0.3%
Aviation Capital Group LLC 2.88%, 1/20/2022 (b)	30,000	29,138
3.50%, 11/1/2027 (b)	20,000	18,428
International Lease Finance Corp. 4.63%, 4/15/2021	35,000	35,752

		83,318

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

Wireless Telecommunication Services — 0.2%
Vodafone Group plc (United Kingdom) 3.75%, 1/16/2024	20,000	19,830
4.38%, 5/30/2028	25,000	24,788
5.00%, 5/30/2038	11,000	10,944

		55,562

Total Corporate Bonds (Cost $6,005,533)		5,931,781

Commercial Mortgage-backed Securities — 8.8%
20 Times Square Trust
Series 2018-20TS, Class D, 3.20%, 5/15/2035 ‡ (a) (b)	100,000	95,384
Series 2018-20TS, Class E, 3.20%, 5/15/2035 ‡ (a) (b)	100,000	94,368
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class A3, 2.82%, 4/10/2046	24,674	24,206
Series 2014-GC19, Class A3, 3.75%, 3/10/2047	15,000	15,156
Series 2014-GC23, Class A3, 3.36%, 7/10/2047	15,000	14,946
Cold Storage Trust
Series 2017-ICE3, Class B, 3.31%, 4/15/2036 ‡ (a) (b)	200,000	200,999
Commercial Mortgage Trust
Series 2014-PAT, Class A, 2.87%, 8/13/2027 (a) (b)	125,000	125,000
Series 2014-UBS2, Class A4, 3.69%, 3/10/2047	15,000	15,169
Series 2014-CR17, Class A4, 3.70%, 5/10/2047	30,000	30,459
Series 2014-UBS3, Class A3, 3.55%, 6/10/2047	25,000	25,140
Core Industrial Trust Series 2015-CALW, Class A, 3.04%, 2/10/2034 (b)	42,690	42,459
FHLMC Multifamily Structured Pass-Through Certificates Series K731, Class AM, 3.60%, 2/25/2025 (a)	200,000	203,748
FREMF Mortgage Trust Series 2013-K26, Class B, 3.72%, 12/25/2045 (a) (b)	99,000	99,190
GPMT Ltd. (Cayman Islands) Series 2018-FL1, Class AS, 3.27%, 11/21/2035 ‡ (a) (b)	150,000	150,217
GS Mortgage Securities Trust
Series 2013-GC16, Class AS, 4.65%, 11/10/2046	111,000	116,312
Series 2013-GC16, Class B, 5.16%, 11/10/2046 (a)	50,000	53,102

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	11

JPMorgan Core Focus SMA Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-backed Securities — continued
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2014-FL6, Class B, 4.34%, 11/15/2031 ‡ (a) (b)	151,880	152,224
Series 2013-LC11, Class A4, 2.69%, 4/15/2046	16,480	16,115
Series 2011-C5, Class B, 5.58%, 8/15/2046 (a) (b)	169,000	176,464
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class C, 5.25%, 11/15/2045 (a)	30,000	31,347
JPMCC Re-REMIC Trust Series 2014-FRR1, Class BK10, 2.52%, 11/27/2049 ‡ (a) (b)	180,000	172,611
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18, Class A2, 3.19%, 10/15/2047	90,568	90,917
Series 2015-C27, Class A3, 3.47%, 12/15/2047	130,000	129,234
Wells Fargo Commercial Mortgage Trust Series 2015-NXS4, Class A3, 3.45%, 12/15/2048	130,000	129,134
WFRBS Commercial Mortgage Trust Series 2013-C13, Class A3, 2.75%, 5/15/2045	28,283	27,638

Total Commercial Mortgage-Backed Securities (Cost $2,214,344)		2,231,539

U.S. Treasury Obligations — 1.9%
U.S. Treasury Notes 2.63%, 2/28/2023	265,000	263,706
2.75%, 2/15/2028	230,000	227,727

Total U.S. Treasury Obligations (Cost $492,813)		491,433

Mortgage-Backed Securities — 1.5%
FNMA, Other
Pool # AM4660, 3.77%, 12/1/2025	135,000	138,603
Pool # AM5940, 3.24%, 6/1/2026	69,873	69,744
Pool # AM6428, 3.58%, 8/1/2029	89,161	90,099
Pool # AM6430, 3.58%, 8/1/2029	89,161	90,099

Total Mortgage-Backed Securities (Cost $390,190)		388,545

INVESTMENTS	SHARES	VALUE($)
Short-term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (f) (g) (Cost $551,948)	551,860	552,025

Total Investments — 99.7% (Cost $25,335,755)		25,299,434
Other Assets Less Liabilities — 0.3%		85,619

NET ASSETS — 100.0%		$25,385,053

Percentages indicated are based on net assets.

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GS	Goldman Sachs
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
USD	United States Dollar

(a)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(c)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2018.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited)

JPMorgan Core Focus SMA Fund
ASSETS:
Investments in non-affiliates, at value	$24,747,409
Investments in affiliates, at value	552,025
Cash	8,715
Receivables:
Interest from non-affiliates	112,394
Dividends from affiliates	982
Due from Adviser	2,903
Prepaid expenses	14,562

Total Assets	25,438,990

LIABILITIES:
Accrued liabilities:
Custodian and accounting fees	7,608
Trustees’ and Chief Compliance Officer’s fees	1
Audit fees	40,299
Printing & Postage fees	3,116
Other	2,913

Total Liabilities	53,937

Net Assets	$25,385,053

NET ASSETS:
Paid-in-Capital	$25,424,974
Accumulated undistributed (distributions in excess of) net investment income	(595)
Accumulated net realized gains (losses)	(3,005)
Net unrealized appreciation (depreciation)	(36,321)

Total Net Assets	$25,385,053

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):	2,542,570
Net asset value, offering and redemption price per share (a)	$9.98
Cost of investments in non-affiliates	$24,783,807
Cost of investments in affiliates	551,948

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	13

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

JPMorgan Core Focus SMA Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$402,826
Interest income from affiliates	2,725
Dividend income from affiliates	18,828

Total investment income	424,379

EXPENSES:
Administration fees	10,221
Custodian and accounting fees	14,676
Professional fees	40,448
Trustees’ and Chief Compliance Officer’s fees	10,457
Printing and mailing costs	6,044
Registration and filing fees	15
Transfer agency fees	99
Offering costs	14,804
Other	4,304

Total expenses	101,068

Less fees waived	(10,221)
Less expense reimbursements	(90,847)

Net expenses	—

Net investment income (loss)	424,379

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,415)
Investments in affiliates	(634)

Net realized gain (loss)	(3,049)

Distributions of capital gains received from investment company affiliates	44

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(36,398)
Investments in affiliates	77

Change in net unrealized appreciation/depreciation	(36,321)

Net realized/unrealized gains (losses)	(39,326)

Change in net assets resulting from operations	$385,053

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

JPMorgan Core Focus SMA Fund
Period Ended August 31, 2018 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$424,379
Net realized gain (loss)	(3,049)
Distributions of capital gains received from investment company affiliates	44
Change in net unrealized appreciation/depreciation	(36,321)

Change in net assets resulting from operations	385,053

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(424,974)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$25,000,000
Distributions reinvested	424,974

Change in net assets resulting from capital transactions	$25,424,974

NET ASSETS:
Change in net assets	25,385,053
Beginning of period	—

End of period	$25,385,053

Accumulated undistributed (distributions in excess of) net investment income	$(595)

SHARE TRANSACTIONS:
Issued	2,500,000
Reinvested	42,570

Change in Shares	2,542,570

(a)	Commencement of operations was March 1, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	15

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Core Focus SMA Fund
March 1, 2018 (g) through August 31, 2018 (Unaudited)	$10.00	$0.17	$(0.02)	$0.15	$(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended August 31, 2018.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
					Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$9.98	1.50%	$25,385,053	—%	3.37%	0.82%	32%

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

Diversified/Non-Diversified
JPMorgan Core Focus SMA Fund*	Diversified

The investment objective of the Fund is to seek to maximize total return from a portfolio of investment grade bonds securities.

*	Commenced operations on March 1, 2018.

Shares of the Fund may be purchased only by or on behalf of separately managed accounts where J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as the investment adviser, sub-adviser or model portfolio provider for the account with the separately managed account sponsor or directly with the client. The Fund’s shares may not be purchased directly by individuals..

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value (“NAV”) per share as of the report date.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2018.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$6,520,767	$1,196,062	$7,716,829
Collateralized Mortgage Obligations	—	7,987,282	—	7,987,282
Commercial Mortgage-Backed Securities	—	1,365,736	865,803	2,231,539
Corporate Bonds
Other Corporate Bonds	—	5,931,781	—	5,931,781

Total Corporate Bonds	—	5,931,781	—	5,931,781

Mortgage-Backed Securities	—	388,545	—	388,545
U.S. Treasury Obligations	—	491,433	—	491,433
Short-Term Investments
Investment Companies	552,025	—	—	552,025

Total Investments in Securities	$552,025	$22,685,544	$2,061,865	$25,299,434

There were no transfers between any levels during the six months ended August 31, 2018.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of February 28, 2018	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2018
Investments in Securities:
Asset-Backed Securities	$—	$—	$(481)	$249	$1,570,331	$(374,037)	$—	$—	$1,196,062
Commercial Mortgage-Backed Securities	—	—	5,579	237	928,138	(68,151)	—	—	865,803

	$—	$—	$5,098	$486	$2,498,469	$(442,188)	$—	$—	$2,061,865

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2018, which were valued using significant unobservable inputs (level 3), amounted to $5,098.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

Core Focus SMA Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at August 31, 2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$1,196,062	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (18.81%)
			Yield (Discount Rate of Cash Flows)	2.37% - 4.42% (3.87%)

Asset-Backed Securities	1,196,062

	715,587	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	4.23% - 4.73% (4.47%)

Commercial Mortgage-Backed Securities	715,587

Total	$1,911,649

#

The table above does not include certain level 3 securities that are valued by brokers and pricing services. At August 31, 2018, the value of these securities was $150,216. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund. As of August 31, 2018, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be affiliated issuer. Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amount in the table below.

For the six months ended August 31, 2018
Security Description	Value at March 1, 2018 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04% (b)(c)	$—	$29,331,884	$28,779,302	$(634)	$77	$552,025	551,860	$18,828	$44

(a)	Commencement of operations was March 1, 2018.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of August 31, 2018.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

E. Allocation of Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

20	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

G. Distributions to Shareholders — Distributions from net investment income, are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser does not charge an advisory fee to the Fund. It should be understood, however, that the Fund is an integral part of separately managed account programs. Participants in these programs pay a fee to the sponsor of the program. The Adviser is compensated by the separately managed account sponsors.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended August 31, 2018, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.E.

JPMorgan Chase Bank N.A. (“JPMCB”) serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. JPMDS receives no compensation in its capacity as the Fund’s underwriter.

D. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amount paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations. Prior to March 1, 2018, payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

E. Waivers and Reimbursements — No expenses or fees (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) are borne by the Funds pursuant to contractual arrangements with the Adviser through June 30, 2019.

For the period ended August 31, 2018, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers Administration Fees	Contractual Reimbursements
$10,221	$(90,847)

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of these waivers resulting from investments in these money market funds for the period ended August 31, 2018 was $2,725.

F. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (continued)

During the period ended August 31, 2018, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the period ended August 31, 2018, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$26,976,376	$2,664,598	$4,479,980	$3,985,576

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$25,335,755	$77,199	$113,520	$(36,321)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the period ended August 31, 2018.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the period ended August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

22	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

As of August 31, 2018, the Fund had one affiliated omnibus account that owned approximately 100% of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

9. Subsequent Event

Effective October 5, 2018, the Fund may engage in securities lending to broker dealers or other financial institutions approved by the Fund. Citibank N.A. serves as lending agent for the Fund.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	23

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Fund at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period†*	Annualized Expense Ratio†
JPMorgan Core Focus SMA Fund
Actual	$1,000.00	$1,015.00	$—	—%
Hypothetical	1,000.00	1,025.21	—	—

†

Reflects the fact that no fees or expenses are borne by the Fund. The Fund is an integral part of “separately managed accounts” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund and the Adviser. Participants in these programs pay a fee to the sponsor of the program.

*

Expenses are equal to the Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Commencement of operations was March 1, 2018.

24	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein ( the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of certain J.P. Morgan Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the overall arrangement between the Fund and the Adviser, as provided in the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that the Adviser did not earn fees from the Fund for providing administrative services due to contractual waivers it has in place. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services. In addition, the Trustees considered that the Adviser receives fees from sponsors of, and/or investors in, separately managed accounts that are invested in the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that there was not an investment advisory fee charged to the Fund. The Trustees also considered that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has added or enhanced services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the Advisory Agreement or management fees including administrative fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

26	J.P. MORGAN SMA FUNDS	AUGUST 31, 2018

Advisory Fees and Expense Ratios

The Fund is not charged a separate investment advisory fee by the Adviser because the Fund is offered as a component of the SMA Strategy to participants in separately managed account programs that hold both the Fund and other securities and investments directly for the SMA clients. The Adviser is compensated by the separately managed account sponsors. The Trustees considered the Fund’s contractual advisory fee rate and administration fee rate and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee (which is 0.00%) and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the Fee

Caps currently in place for the Fund and considered the expenses of the Fund after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustee, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of expense ratios because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s expense ratios are summarized below:

The Trustees noted that, based upon the Universe, the Fund’s contractual advisory fee and the actual total expenses were in the first quintile. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

AUGUST 31, 2018	J.P. MORGAN SMA FUNDS	27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	SAN-CFSMA-818

Semi-Annual Report

J.P. Morgan Municipal Bond Funds

August 31, 2018 (Unaudited)

JPMorgan Municipal Income Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

JPMorgan Ultra-Short Municipal Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The world’s leading economies continued to expand in the six months ended August 31, 2018, though the pattern of synchronized global growth that had characterized the previous two years began to dissipate amid geopolitical tensions and rising borrowing costs for emerging market nations.

“During the reporting period, the current U.S. economic expansion became the second longest on record.” — George C.W. Gatch

U.S. gross domestic product (GDP) growth surged to 4.2% in the second quarter of 2018 from 2.2% in the first quarter. Notably, unemployment stood at 3.9% in August, though wage growth remained subdued. While the U.S. raised import tariffs on Chinese goods worth billions of dollars and the Chinese government responded in kind during the reporting period, trade tensions with China and other U.S. trading partners appeared to have little impact on business sentiment in the U.S. In response to continued economic growth and falling unemployment, the U.S. Federal Reserve raised benchmark interest rates in March and again in June. (Subsequent to the end of the reporting period, the central bank raised interest rates in September 2018.)

In the European Union, positive economic growth was clouded by political uncertainty. Second quarter GDP rose 2.1%, though core inflation remained below the European Central Bank’s (ECB) target rate. Unemployment in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008. However, a new government in Italy raised investor concerns that its budget plans would deviate from the European Commission’s stability and growth pact and force the commission to enact punitive measures. Against this backdrop, the ECB held to its plan to maintain interest rates at current levels until at least next summer. Meanwhile, negotiations over the U.K.’s exit from the European Union continued without resolution, raising political tensions between leaders in the EU and the U.K. as well as within the Britain’s ruling Conservative Party.

While trade tensions led to a decline in Chinese exports to the U.S., the Chinese government took steps to further stimulate domestic demand and capital outflows from China appeared limited at the end of the reporting period.

Meanwhile, select emerging market nations saw the value of their currencies and their sovereign debt plummet. Nations dependent on foreign lending and imported petroleum were hit hardest by rising U.S. interest rates and a strengthening U.S. dollar that effectively raised borrowing costs. The economies of Argentina, Brazil, South Africa and Turkey were among those hurt by rising borrowing costs and/or political uncertainty.

In financial markets, U.S. equities largely recovered from a sharp sell-off in February 2018 and outperformed other regions and other asset classes. Record corporate earnings, strong consumer spending and positive economic data bolstered equity prices and pushed the S&P 500 Index to record highs in August. Equity prices in other developed markets were weak and prices fell sharply in emerging markets. Bond markets were mixed, with limited positive returns in select U.S. Treasury bonds and U.S. high yield bonds (also called “junk bonds”) and negative returns for emerging markets debt. Notably, global energy prices rose somewhat during the reporting period, which supported oil exporting economies without becoming a large drag on global economic growth.

During the reporting period, the current U.S. economic expansion became the second longest on record. While the underlying fundamentals of continued global economic growth remained in place at the end of August, the longer-term impact of protectionist U.S. trade policy and the extent of currency devaluation in emerging markets were key issues looming over global financial markets.

We believe that investors may be best served by a well-diversified portfolio and a patient outlook. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	1

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

During the reporting period, U.S. bond markets largely underperformed U.S. equities, which were supported by record corporate profits, strong consumer spending and continued economic growth. The U.S. Federal Reserve raised interest rates in March and again in June.

Within fixed-income markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds. However, bond prices overall were weighed down by expectations of accelerating inflation and rising interest rates as the U.S. economic expansion became the second-longest on record.

Within the U.S. municipal bond market, interest rates rose significantly in the short end of the yield curve but largely moved in a narrow band for maturities of five years and longer during the reporting period. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. For the six months ended August 31, 2018, the Bloomberg Barclays Municipal Bond Index returned 1.75%.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.17%
Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index	1.57%

Net Assets as of 8/31/2018 (In Thousands)	$201,430
Duration as of 8/31/2018	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2018, the Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index (the “Benchmark”). Interest rates rose on two-year and five-year bonds during the reporting period and moved in a narrow range and ended slightly lower on ten-year, fifteen-year and thirty-year bonds. Overall, lower quality bonds outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s shorter duration in the housing sector hurt performance as interest rates rose on bonds with shorter maturities. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with shorter duration will experience a larger decrease in price as interest rates rise. The Fund’s underweight position in the ten-plus-year portion of the yield curve and its underweight position in general obligation bonds also detracted from relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

The Fund’s overweight position and longer duration in the hospital sector and its underweight position in the pre-refunded sector were leading contributors to relative per-

formance. The Fund’s overweight position in single-A rated bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to emphasize higher yielding sectors, particularly the housing sector. At the end of the six month period, the Fund’s overall duration was slightly shorter than that of the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	23.5%
AA	46.5
A	22.9
BBB	5.5
NR	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Municipal Income Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	February 23, 1993
With Sales Charge**		(2.85)%	(4.79)%	1.98%	2.72%
Without Sales Charge		0.92	(1.03)	2.75	3.12
CLASS C SHARES	November 4, 1997
With CDSC***		(0.24)	(2.49)	2.17	2.54
Without CDSC		0.76	(1.49)	2.17	2.54
CLASS I SHARES	February 9, 1993	1.17	(0.69)	3.01	3.39
CLASS R6 SHARES	November 6, 2017	1.11	(0.71)	3.01	3.38

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/08 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares had different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Municipal Income Fund, the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index from August 31, 2008 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Intermediate Municipal Debt Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-15 Year Blend (1-17) Municipal Bond Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.94%
Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index	0.94%

Net Assets as of 8/31/2018 (In Thousands)	$1,631,990
Duration as of 8/31/2018	3.3 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2018, the Fund performed in line with the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index (the “Benchmark”). During the reporting period, interest rates rose on two-year and five-year bonds and moved in a narrow band on two-year, fifteen-year and thirty-year bonds before ending the period slightly lower. Overall, lower quality bonds outperformed higher quality bonds.

Relative to the Benchmark, the Fund’s longer duration was a leading contributor to performance. Duration measures the price sensitivity of a portfolio of bonds to changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price as interest rates fall. The Fund’s underweight position in pre-refunded bonds and its overweight positions in the hospitals sector and in California bonds also helped relative performance.

The Funds underweight positions in industrial development revenue/pollution control revenue bonds, leasing sector bonds and in state general obligation bonds were leading detractors from performance relative to the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	24.5%
AA	45.0
A	22.1
BBB	5.2
NR	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 4, 1998
With Sales Charge**		(1.34)%	(2.72)%	0.46%	1.02%
Without Sales Charge		0.94	(0.52)	0.92	1.25
CLASS C SHARES	November 1, 2001
With CDSC***		(0.33)	(2.06)	0.42	0.74
Without CDSC		0.67	(1.06)	0.42	0.74
CLASS I SHARES	June 19, 2009	1.17	(0.07)	1.39	1.73

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/08 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class I Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class I Shares would have been different than those shown because Class I Shares had different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Index from August 31, 2008 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Short-Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as invest-

ment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. 1-5 Year Blend (1-6) Municipal Bond Index is an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short-Intermediate Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 2.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	1.41%
Bloomberg Barclays Municipal Bond Index	1.75%

Net Assets as of 8/31/2018 (In Thousands)	$368,925
Duration as of 8/31/2018	6.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2018, the Fund underperformed the Bloomberg Barclays Municipal Bond Index (the “Benchmark”). Interest rates rose on two-year and five-year bonds during the reporting period, while interest rates on ten-year, fifteen-year and thirty-year bonds moved in a narrow range and ended slightly lower. Overall, lower rated bonds outperformed higher rated bonds.

Relative to the Benchmark, the Fund’s overweight position in pre-refunded bonds and its underweight positions in the leasing sector and in bonds issued by California and Illinois detracted from performance.

The Fund’s longer overall duration compared with the Benchmark was a leading contributor to relative performance. Duration measures the price sensitivity of a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase in price as interest rates rise. The Fund’s overweight allocation to the ten-plus year portion of the yield curve also helped relative performance. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time. The

Fund’s overweight positions in the housing, hospital and industrial development revenue/pollution control revenue bond sector and its overweight positions in single-A rated bonds and BBB rated bonds also helped relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk.

CREDIT QUALITY ALLOCATIONS***
AAA	12.2%
AA	49.7
A	21.8
BBB	12.9
NR	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 1, 1988
With Sales Charge**		(2.39)%	(3.31)%	3.34%	3.33%
Without Sales Charge		1.41	0.43	4.13	3.72
CLASS C SHARES	July 1, 2008
With CDSC***		0.13	(1.14)	3.45	3.03
Without CDSC		1.13	(0.14)	3.45	3.03
CLASS I SHARES	February 1, 1995	1.53	0.66	4.31	3.91

*	Not annualized.
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/08 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Bloomberg Barclays U.S. Municipal Index and the Lipper General & Insured Municipal Debt Funds Index from August 31, 2008 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Bloomberg Barclays U.S. Municipal Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper General & Insured Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Municipal Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General & Insured Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	0.73%
Bloomberg Barclays 1 Year Municipal Bond Index	0.69%

Net Assets as of 8/31/2018 (In Thousands)	$2,417,755
Duration as of 8/31/2018	0.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Ultra-Short Municipal Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the six months ended August 31, 2018, the Fund outperformed the Bloomberg Barclays 1 Year Municipal Bond Index (the “Benchmark”). Interest rates on two-year and five-year bonds generally rose during the reporting period, while interest rates on ten-year, fifteen-year and thirty-year bonds moved in a narrow band and ended slightly lower. Lower rated bonds generally outperformed higher rated bonds during the reporting period.

Relative to the Benchmark, the Fund’s allocation to floating rate bonds, which are not held in the Benchmark, was a leading contributor to performance. The Fund’s underweight position in pre-refunded bonds and its overweight positions in the housing and hospital sectors also contributed to relative performance.

The Fund’s underweight position in single-A rated bonds was a leading detractor from performance relative to the Benchmark. The Fund’s underweight position in state general obligation bonds and its overweight positions in local government obligation bonds and the transportation sector also detracted from relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers sought to maintain an average weighted maturity of two years or less and used a risk/reward analysis to identify investments that they believed would perform well over market cycles.

CREDIT QUALITY ALLOCATIONS***
AAA	16.4%
AA	37.7
A	17.4
BBB	4.6
BB	0.1
NR	23.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Ultra-Short Municipal Fund

FUND SUMMARY

SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	May 31, 2016
With Sales Charge**		(1.79)%	(1.66)%	(0.36)%
Without Sales Charge		0.47	0.59	0.65
CLASS I SHARES	May 31, 2016	0.73	0.90	0.90

*	Not annualized.
**	Sales Charge for Class A Shares is 2.25%.

LIFE OF FUND PERFORMANCE (5/31/16 TO 8/31/18)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Ultra-Short Municipal Fund, the Bloomberg Barclays 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Index from May 31, 2016 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1 Year Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1 Year Municipal Bond Index is an unmanaged index that includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million, and have maturities of 1 to 2 years. The Lipper Short Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on May 31, 2016 until August 31, 2016, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.2% (a)
Alabama — 1.2%
Utility — 1.2%
The Lower Alabama Gas District, Gas Project Series A, Rev., 5.00%, 9/1/2031	2,000	2,334

Alaska — 0.5%
Housing — 0.5%
Alaska Housing Finance Corp., General Mortgage Series A, Rev., 3.50%, 6/1/2046	895	920

Arizona — 2.7%
Water & Sewer — 2.7%
City of Scottsdale, Water and Sewer System Rev., 5.25%, 7/1/2022	2,645	2,964
City of Tucson, Water System Rev., 5.00%, 7/1/2024	2,150	2,478

Total Arizona		5,442

California — 1.1%
General Obligation — 0.5%
Salinas Union High School District GO, BAN, Zero Coupon, 8/1/2020	1,000	962

Hospital — 0.2%
California Municipal Finance Authority, Eisenhower Medical Center Series B, Rev., 5.00%, 7/1/2026	410	465

Other Revenue — 0.4%
State of California, Department of Veterans Affairs Series B, Rev., 3.50%, 12/1/2045	685	706

Total California		2,133

Colorado — 1.5%
Education — 1.0%
Colorado Educational and Cultural Facilities Authority, University Corp. for Atmospheric Research Project
Rev., 4.00%, 9/1/2020	450	467
Rev., 5.00%, 9/1/2022	470	517
Colorado School of Mines Series A, Rev., (ICE LIBOR USD 1 Month + 0.50%), 1.92%, 10/1/2018 (b)	1,000	1,014

		1,998

Hospital — 0.5%
University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (c)	1,000	1,021

Total Colorado		3,019

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Connecticut — 2.7%
Education — 1.6%
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program
Series A, Rev., 5.25%, 11/15/2023	1,560	1,665
Series A, Rev., 5.25%, 11/15/2024	1,500	1,599

		3,264

Housing — 1.1%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Subseries A-1, Rev., 4.00%, 11/15/2045	475	494
Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	1,240	1,300
Subseries A-1, Rev., 4.00%, 11/15/2047	450	471

		2,265

Total Connecticut		5,529

Delaware — 0.1%
Housing — 0.1%
Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	265	273

District of Columbia — 2.2%
Transportation — 0.6%
Washington Metropolitan Area Transit Authority, Gross Transit Bonds Series B, Rev., 5.00%, 7/1/2025	1,000	1,165

Water & Sewer — 1.6%
District of Columbia Water and Sewer Authority Public Utility, Subordinate Lien, Green Bonds Series A, Rev., 5.00%, 10/1/2045	3,000	3,348

Total District of Columbia		4,513

Florida — 8.6%
Certificate of Participation/Lease — 3.0%
South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,565
The School Board of Miami-Dade County Series D, COP, 5.00%, 2/1/2027	3,000	3,450

		6,015

Hospital — 0.6%
Palm Beach County Health Facilities Authority, Hospital, BRRH Corp. Obligated Group Rev., 5.00%, 12/1/2021	1,100	1,189

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Housing — 0.3%
Florida Housing Finance Corp., Homeowner Mortgage, Special Program
Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	185	188
Series B, Rev., GNMA COLL, 4.50%, 1/1/2029	220	223
Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	280	287

		698

Industrial Development Revenue/Pollution Control Revenue — 0.7%
Broward County Fuel System, Fort Lauderdale Fuel Facilities LLC Project Series A, Rev., AMT, AGM, 5.00%, 4/1/2024	835	919
County of Escambia, Pollution Control, Gulf Power Company Project Rev., 2.10%, 4/11/2019 (c)	500	500

		1,419

Other Revenue — 1.1%
Miami Beach Redevelopment Agency, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,248

Utility — 2.9%
City of Port St. Lucie, Utility Systems Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,813

Total Florida		17,382

Georgia — 1.5%
Hospital — 0.5%
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc. Project Series A, Rev., 5.00%, 2/15/2026	860	990

Housing — 1.0%
Georgia Housing and Finance Authority, Single Family Mortgage
Series A, Rev., 4.00%, 12/1/2047	705	737
Series B, Rev., 4.00%, 12/1/2047	1,245	1,307

		2,044

Total Georgia		3,034

Guam — 0.4%
Water & Sewer — 0.4%
Guam Government Waterworks Authority, Water and Wastewater System (Guam)
Rev., 5.00%, 7/1/2023	375	416
Rev., 5.00%, 7/1/2024	300	336

Total Guam		752

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Illinois — 0.9%
Hospital — 0.2%
Illinois Finance Authority, Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	410

Housing — 0.7%
City of Aurora, Single Family Mortgage
Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	127	127
Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	133	133
City of Peoria, City of Moline and City of Freeport, Collateralized Single Family Mortgage Series A, Rev., GNMA COLL, 7.60%, 4/1/2027	10	10
Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	1,090	1,118

		1,388

Total Illinois		1,798

Indiana — 2.9%
Hospital — 0.9%
Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,886

Housing — 0.2%
Indiana Housing and Community Development Authority, Home First Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2028	355	365

Industrial Development Revenue/Pollution Control Revenue — 1.1%
County of St. Joseph, Economic Development, St. Mary's College Project Series A, Rev., 5.00%, 4/1/2026	1,880	2,151

Water & Sewer — 0.7%
Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project Series A, Rev., 5.00%, 10/1/2030	1,250	1,377

Total Indiana		5,779

Iowa — 1.5%
Education — 0.5%
Iowa Student Loan Liquidity Corp., Student Loan Series A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,113

Housing — 1.0%
Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program
Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2028	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Housing — continued
Rev., GNMA/FNMA/FHLMC, 3.50%, 1/1/2047	1,935	1,996

		2,006

Total Iowa		3,119

Kentucky — 0.5%
Education — 0.3%
Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2020	515	537

Industrial Development Revenue/Pollution Control Revenue — 0.2%
County of Carroll, Pollution Control, Kentucky Utilities Company Project Series A, Rev., 1.05%, 9/1/2019 (c)	500	496

Total Kentucky		1,033

Louisiana — 0.8%
Housing — 0.2%
East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program Series A-2, Rev., GNMA/FNMA/FHLMC, 5.25%, 10/1/2039	73	73
Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program Series A, Rev., GNMA/FNMA/FHLMC, 5.50%, 6/1/2040	215	216
Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.60%, 12/1/2028	5	5

		294

Other Revenue — 0.6%
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	789
Louisiana Public Facilities Authority, Archdiocese of New Orleans Project
Rev., 5.00%, 7/1/2021	165	178
Rev., 5.00%, 7/1/2022	250	274

		1,241

Total Louisiana		1,535

Maine — 0.7%
Housing — 0.7%
Maine State Housing Authority
Series A-1, Rev., AMT, 4.50%, 11/15/2028	210	217
Series B, Rev., 4.00%, 11/15/2043	175	180
Series A, Rev., 4.00%, 11/15/2045	925	964

Total Maine		1,361

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Maryland — 0.7%
Housing — 0.7%
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series A, Rev., 4.00%, 7/1/2048	1,405	1,471

Massachusetts — 7.4%
Education — 1.1%
Massachusetts Educational Financing Authority, Education Loan Rev., AMT, 5.00%, 7/1/2021	1,000	1,073
Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,059

		2,132

Housing — 0.3%
Massachusetts Housing Finance Agency, Single Family Housing
Series 169, Rev., 4.00%, 12/1/2044	250	258
Series 183, Rev., 3.50%, 12/1/2046	395	406

		664

Water & Sewer — 6.0%
Massachusetts Clean Water Trust, Pool Program Rev., 5.25%, 8/1/2024	3,000	3,514
Massachusetts Water Resources Authority
Series B, Rev., AGM, 5.25%, 8/1/2028	5,000	6,189
Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,499

		12,202

Total Massachusetts		14,998

Michigan — 1.7%
Education — 0.3%
Eastern Michigan University Series A, Rev., 5.00%, 3/1/2030	575	661

Housing — 0.6%
Michigan State Housing Development Authority, Single-Family Mortgage Series B, Rev., 3.50%, 6/1/2047	1,100	1,129

Industrial Development Revenue/Pollution Control Revenue — 0.8%
Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (c)	570	556
Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone Rev., 5.00%, 12/1/2020	1,075	1,111

		1,667

Total Michigan		3,457

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Minnesota — 3.0%
General Obligation — 0.0% (d)
State of Minnesota Series A, GO, 5.00%, 10/1/2021 (e)	35	38

Housing — 3.0%
Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program
Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	295	304
Series B, Rev., GNMA/FNMA/FHLMC, 5.15%, 12/1/2038	7	8
Series A, Rev., GNMA/FNMA/FHLMC, 5.13%, 12/1/2040	233	233
Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project Rev., 6.10%, 9/1/2019	210	210
Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs
Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	92	92
Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	370	375
Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program
Series A, Rev., GNMA/FNMA/FHLMC, 4.25%, 7/1/2028	200	203
Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	170	176
Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation
Rev., 5.25%, 8/1/2024	1,015	1,109
Rev., 5.25%, 8/1/2025	1,070	1,169
Rev., 5.25%, 8/1/2026	825	901
Minnesota Housing Finance Agency, Residential Housing Finance
Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	215	220
Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	920	962

		5,962

Total Minnesota		6,000

Mississippi — 0.1%
Housing — 0.1%
Mississippi Home Corp., Home Ownership Mortgage Series A, Rev., GNMA COLL, 4.50%, 12/1/2031	280	286

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 0.9%
Housing — 0.9%
Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	1,680	1,731
Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program Series E-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2027	145	148

Total Missouri		1,879

Nebraska — 0.9%
Hospital — 0.9%
Madison County Hospital Authority No. 1, Faith Regional Health Services Project
Rev., 5.00%, 7/1/2030	1,020	1,108
Rev., 5.00%, 7/1/2031	720	781

Total Nebraska		1,889

Nevada — 0.7%
Hospital — 0.7%
City of Carson, Carson Tahoe Regional Healthcare Project
Rev., 5.00%, 9/1/2026	555	636
Rev., 5.00%, 9/1/2029	620	708

Total Nevada		1,344

New Hampshire — 2.6%
Education — 2.6%
City of Manchester, School Facilities
Rev., NATL-RE, 5.50%, 6/1/2024	3,545	4,160
Rev., NATL-RE, 5.50%, 6/1/2027	900	1,105

Total New Hampshire		5,265

New Jersey — 4.0%
Education — 1.0%
New Jersey Higher Education Student Assistance Authority, Senior Student Loan Series 1A, Rev., AMT, 5.00%, 12/1/2024	1,750	1,958

General Obligation — 0.7%
Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,433

Hospital — 1.6%
New Jersey Health Care Facilities Financing Authority, University Hospital Issue
Series A, Rev., AGM, 5.00%, 7/1/2022	1,000	1,095
Series A, Rev., AGM, 5.00%, 7/1/2023	820	912

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Series A, Rev., AGM, 5.00%, 7/1/2026	1,095	1,251

		3,258

Housing — 0.7%
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series A, Rev., 4.50%, 10/1/2048	1,250	1,339

Total New Jersey		7,988

New York — 7.6%
Housing — 1.6%
New York Mortgage Agency, Homeowner Mortgage
Series 197, Rev., 3.50%, 10/1/2044	1,455	1,499
Series 195, Rev., 4.00%, 10/1/2046	1,470	1,531
New York State Mortgage Agency, 39th Series Rev., 5.00%, 4/1/2028	170	174

		3,204

Other Revenue — 0.8%
New York State Dormitory Authority, State Sales Tax Series B, Rev., 5.00%, 3/15/2030	1,500	1,732

Prerefunded — 0.0% (d)
New York State Dormitory Authority Series A, Rev., 5.25%, 2/15/2019 (e)	5	5

Special Tax — 0.0% (d)
New York State Dormitory Authority, State Personal Income Tax Series A, Rev., 5.25%, 2/15/2024	75	76

Transportation — 1.7%
Metropolitan Transportation Authority, Dedicated Tax Fund Series A, Rev., 5.00%, 11/15/2029	1,000	1,110
Port Authority of New York and New Jersey, Consolidated, 194th Series Rev., 5.00%, 10/15/2030	2,000	2,314

		3,424

Water & Sewer — 3.5%
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,146
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, New York City Municipal Water Finance Authority Projects — Second Resolution
Series A, Rev., 5.25%, 6/15/2027	2,500	2,570
Series B, Rev., 5.00%, 6/15/2028	3,000	3,257

		6,973

Total New York		15,414

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

North Carolina — 2.3%
Other Revenue — 0.6%
County of Randolph, Limited Obligation Series B, Rev., 5.00%, 10/1/2026	1,000	1,175

Water & Sewer — 1.7%
City of Charlotte, Water and Sewer System Rev., 5.25%, 7/1/2022	3,330	3,428

Total North Carolina		4,603

North Dakota — 3.2%
Housing — 2.2%
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series B, Rev., 5.00%, 7/1/2028	130	132
Series D, Rev., 4.50%, 1/1/2029	285	287
Series F, Rev., AMT, 4.50%, 1/1/2035	260	265
Series D, Rev., 3.50%, 7/1/2046	510	525
Series D, Rev., 4.00%, 7/1/2046	1,615	1,682
Series D, Rev., FHA, 4.00%, 1/1/2048	1,415	1,487

		4,378

Utility — 1.0%
McLean County, Solid Waste Facilities, Great River Energy Project Series A, Rev., 4.88%, 7/1/2026	2,000	2,081

Total North Dakota		6,459

Ohio — 2.5%
General Obligation — 0.9%
Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,775

Housing — 0.7%
Ohio Housing Finance Agency Residential Mortgage, Mortgage-Backed Securities Program Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	1,220	1,277
Ohio Housing Finance Agency, Single Family Mortgage Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	15	15

		1,292

Industrial Development Revenue/Pollution Control Revenue — 0.9%
Ohio State Water Development Authority, Water Pollution Control Loan Fund Series B, Rev., 5.00%, 12/1/2029	1,615	1,878

Total Ohio		4,945

Oklahoma — 0.3%
Housing — 0.3%
Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.40%, 10/1/2038	380	388

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Housing — continued
Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program Series A, Rev., GNMA COLL, 4.38%, 9/1/2027	180	183

		571

Other Revenue — 0.0% (d)
IDK Partners III Trust, Mortgage Pass-Through Certificates Class A, Rev., 5.10%, 8/1/2023 ‡	17	17

Total Oklahoma		588

Oregon — 0.4%
Housing — 0.4%
Oregon State Housing and Community Services Department, Single Family Mortgage Program Series B, Rev., AMT, 5.00%, 7/1/2030	785	817

Pennsylvania — 4.5%
Housing — 1.1%
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 121, Rev., 3.50%, 10/1/2046	1,615	1,662
Series 122, Rev., 4.00%, 10/1/2046	490	512

		2,174

Industrial Development Revenue/Pollution Control Revenue — 2.4%
Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project
Rev., 5.00%, 12/1/2023	2,020	2,236
Rev., AGM, 5.00%, 12/1/2026	1,550	1,777
Rev., AGM, 5.00%, 12/1/2027	680	782

		4,795

Other Revenue — 1.0%
Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative Rev., 5.00%, 4/15/2019	2,000	2,038

Total Pennsylvania		9,007

Rhode Island — 1.0%
Housing — 1.0%
Rhode Island Housing and Mortgage Finance Corp., Multi-Family Housing Series 1-A, Rev., 1.70%, 10/1/2019 (c)	2,000	1,999

South Carolina — 1.3%
Housing — 0.7%
South Carolina State Housing Finance and Development Authority
Series 1, Rev., GNMA COLL, 5.00%, 1/1/2028	135	138

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — continued
Series A, Rev., 4.00%, 1/1/2047	380	397
Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	885	929

		1,464

Other Revenue — 0.6%
Town of Hilton Head Island, Beach Preservation Fee Pledge Rev., 5.00%, 8/1/2026	1,000	1,147

Total South Carolina		2,611

South Dakota — 1.0%
Housing — 1.0%
South Dakota Housing Development Authority, Homeownership Mortgage Series D, Rev., 4.00%, 11/1/2045	1,850	1,929

Tennessee — 1.1%
Housing — 1.1%
Tennessee Housing Development Agency, Housing Finance Program Series A-1, Rev., 5.00%, 1/1/2027	110	112
Tennessee Housing Development Agency, Residential Finance Program
Series 2B, Rev., 4.00%, 7/1/2043	235	243
Rev., 3.50%, 1/1/2048	1,845	1,903

Total Tennessee		2,258

Texas — 5.1%
General Obligation — 1.4%
Socorro Independent School District Series A, GO, PSF-GTD, 5.00%, 8/15/2024	2,000	2,299
State of Texas, Water Financial Assistance Series D, GO, 5.00%, 5/15/2033	450	514

		2,813

Hospital — 0.4%
Irving Hospital Authority, Baylor Scott and White Medical Center
Rev., 5.00%, 10/15/2026	250	283
Rev., 5.00%, 10/15/2027	500	565

		848

Housing — 0.7%
Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (c)	1,025	1,026
Texas Department of Housing and Community Affairs, Residential Mortgage Series A, Rev., GNMA/FNMA/FHLMC, 5.00%, 7/1/2029	380	395

		1,421

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — 0.6%
Central Texas Regional Mobility Authority Rev., 5.00%, 1/1/2046	1,000	1,086

Transportation — 1.6%
Dallas Area Rapid Transit, Senior Lien Series A, Rev., 5.00%, 12/1/2032	2,800	3,212

Water & Sewer — 0.4%
City of Austin, Water and Wastewater System Rev., 5.00%, 11/15/2027	665	800

Total Texas		10,180

Utah — 4.2%
Housing — 2.6%
Utah Housing Corp., Single Family Mortgage Series D, Rev., FHA, 4.00%, 1/1/2045	1,520	1,587
Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	3,245	3,667

		5,254

Other Revenue — 0.6%
Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,193

Utility — 1.0%
Utah Associated Municipal Power System, Horse Butte Wind Project Series B, Rev., 5.00%, 9/1/2033	1,700	1,960

Total Utah		8,407

Vermont — 3.4%
Education — 2.5%
Vermont Student Assistance Corp., Education Loan
Series A, Rev., AMT, 5.00%, 6/15/2023	1,000	1,087
Series A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,530
Series A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,365

		4,982

Housing — 0.9%
Vermont Housing Finance Agency, Multiple Purpose
Series B, Rev., AMT, 4.13%, 11/1/2042	200	204
Series B, Rev., AMT, 3.75%, 11/1/2045	1,570	1,615

		1,819

Total Vermont		6,801

Washington — 3.3%
Hospital — 1.7%
Washington Health Care Facilities Authority, Multicare Health System Series B, Rev., 5.00%, 8/15/2035	1,850	2,108

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued
Washington Health Care Facilities Authority, Virginia Mason Medical Center Rev., 5.00%, 8/15/2026	1,125	1,268

		3,376

Housing — 1.6%
Washington Housing Finance Commission, Single-Family Program
Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	400	410
Series 2N, Rev., GNMA/FNMA/FHLMC, 3.50%, 6/1/2047	2,720	2,799

		3,209

Total Washington		6,585

West Virginia — 0.5%
Other Revenue — 0.5%
West Virginia Economic Development Authority, Lease, Correctional Juvenile and Public Safety Facilities Series A, Rev., 5.00%, 6/1/2029	1,000	1,094

Wisconsin — 2.7%
Education — 2.7%
Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.
Rev., 5.00%, 7/1/2024	250	285
Rev., 5.00%, 7/1/2025	250	287
Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.
Rev., 5.00%, 9/1/2022	520	565
Rev., 5.00%, 9/1/2023	550	604
Rev., 5.00%, 9/1/2024	580	643
Rev., 5.00%, 9/1/2025	235	262
Rev., 5.00%, 9/1/2026	385	431
Rev., 5.00%, 9/1/2027	785	883
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.
Series C, Rev., 5.00%, 2/15/2027	400	459
Series C, Rev., 5.00%, 2/15/2028	575	658
Series C, Rev., 5.00%, 2/15/2029	375	426

Total Wisconsin		5,503

Total Municipal Bonds (Cost $192,330)		193,733

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38% (f) (g) (Cost $5,294)	5,294	5,294

Total Investments — 98.8% (Cost $197,624)		199,027
Other Assets Less Liabilities — 1.2%		2,403

NET ASSETS — 100.0%		201,430

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BRRH	Boca Raton Regional Hospital
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
USD	United States Dollar

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of August 31, 2018.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 94.4% (a)
Alabama — 1.6%
Other Revenue — 0.0% (b)
Montgomery County Public Building Authority, Revenue Refunding Warrants, Facilities Project Rev., 5.00%, 3/1/2023	500	560

Special Tax — 0.2%
Birmingham-Jefferson Civic Center Authority, Special Tax
Series A, Rev., 5.00%, 7/1/2031	1,100	1,275
Series A, Rev., 5.00%, 7/1/2032	1,150	1,326

		2,601

Utility — 1.4%
Black Belt Energy Gas District, Gas Prepay
Series B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 2.11%, 9/13/2018 (c)	7,500	7,464
Black Belt Energy Gas District, Gas Supply Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (d)	8,320	8,684
Southeast Alabama Gas District, Project No. 1
Series A, Rev., 5.00%, 4/1/2021	2,865	3,067
Series A, Rev., 5.00%, 4/1/2022	3,220	3,504

		22,719

Total Alabama		25,880

Alaska — 0.0% (b)
Utility — 0.0% (b)
City of Anchorage, Electric Utilities, Senior Lien Series A, Rev., 5.00%, 12/1/2023	500	564

Arizona — 1.6%
Certificate of Participation/Lease — 0.0% (b)
Arizona School Facilities Board Series A-1, COP, 5.00%, 9/1/2019	500	516

General Obligation — 0.2%
City of Scottsdale GO, 5.00%, 7/1/2022	2,550	2,839

Hospital — 0.3%
Arizona Health Facilities Authority, Scottsdale Lincoln Hospitals Series A, Rev., 5.00%, 12/1/2025	3,540	4,010

Industrial Development Revenue/Pollution Control Revenue — 1.1%
Maricopa County Industrial Development Authority, Banner Health
Series B, Rev., 5.00%, 10/18/2022 (d)	7,370	8,189
Series C, Rev., 5.00%, 10/18/2024 (d)	9,000	10,307

		18,496

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.0% (b)
Town of Marana, Excise Tax
Series B, Rev., 4.00%, 7/1/2020	75	78
Series B, Rev., 5.00%, 7/1/2021	100	108

		186

Total Arizona		26,047

Arkansas — 0.3%
Education — 0.2%
University of Arkansas, UAMS Campus
Rev., 5.00%, 3/1/2020	535	560
Rev., 5.00%, 3/1/2025	500	579
Rev., 5.00%, 3/1/2026	1,000	1,153
University of Central Arkansas, Student Housing System Series A, Rev., 5.00%, 11/1/2021	1,600	1,749

		4,041

Other Revenue — 0.1%
Arkansas Development Finance Authority, Department of Community Correction Project Rev., 5.00%, 11/1/2026	325	381
City of Little Rock, Hotel and Restaurant Rev., 5.00%, 7/1/2020	580	612

		993

Total Arkansas		5,034

California — 26.4%
Certificate of Participation/Lease — 0.1%
City of Chula Vista, Police Facility Project
COP, 5.00%, 10/1/2021	360	395
COP, 5.00%, 10/1/2022	465	523
COP, 5.00%, 10/1/2023	1,000	1,148
Goleta Water District Series A, COP, AGM, 5.00%, 12/1/2020	140	150

		2,216

Education — 1.0%
California Educational Facilities Authority, Claremont McKenna College Series A, Rev., 4.00%, 1/1/2024	1,675	1,852
California Municipal Finance Authority, California Lutheran University
Rev., 5.00%, 10/1/2025	275	316
Rev., 5.00%, 10/1/2026	150	173
Rev., 5.00%, 10/1/2027	150	175
Regents of the University of California Series AK, Rev., 5.00%, 5/15/2023 (d)	11,505	13,204

		15,720

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — 8.6%
Allan Hancock Joint Community College District GO, 5.00%, 8/1/2022	1,050	1,179
City and County of San Francisco Series A, GO, 5.00%, 6/15/2025	5,310	5,933
County of Los Angeles, Community College District Series C, GO, 5.00%, 6/1/2026	5,000	6,033
County of Sacramento, San Juan Unified School District, Election of 2002
GO, 5.00%, 8/1/2019	860	888
GO, 5.00%, 8/1/2020	775	826
County of Santa Clara, Moreland School District GO, 5.00%, 8/1/2021	1,000	1,095
County of Santa Clara, San Jose Unified School District GO, 5.00%, 8/1/2023	350	403
Grossmont Healthcare District
Series D, GO, 5.00%, 7/15/2026	1,225	1,441
Series D, GO, 5.00%, 7/15/2027	1,285	1,505
Grossmont Healthcare District, Election of 2006 Series C, GO, 5.00%, 7/15/2026	1,000	1,176
Los Angeles Unified School District Series C, GO, 5.00%, 7/1/2021	11,535	12,600
Moulton-Niguel Water District Consolidated GO, 5.00%, 9/1/2018	300	300
Novato Unified School District
GO, 4.00%, 2/1/2022	535	577
GO, 5.00%, 2/1/2023	685	778
GO, 5.00%, 2/1/2024	870	1,008
GO, 5.00%, 8/1/2025	1,500	1,741
GO, 5.00%, 8/1/2026	1,800	2,082
Oak Grove School District GO, 5.00%, 8/1/2023	1,200	1,376
Placentia-Yorba Linda Unified School District GO, 5.00%, 8/1/2025	1,770	2,097
Salinas Union High School District GO, BAN, Zero Coupon, 8/1/2020	2,000	1,923
San Diego Unified School District, Dedicated Unlimited Ad Valorem Property Tax Series R-3, GO, 5.00%, 7/1/2019	6,310	6,495
San Diego Unified School District, Election of 2012 Series F, GO, 5.00%, 7/1/2029	550	644
San Francisco Bay Area Rapid Transit District, Election of 2004
Series D, GO, 3.00%, 8/1/2022	2,735	2,869
Series D, GO, 5.00%, 8/1/2027	1,500	1,775
Series D, GO, 5.00%, 8/1/2028	1,685	1,990
San Francisco Unified School District
Series A, GO, 4.00%, 8/1/2022	30	33
Series B, GO, 5.00%, 8/1/2026	50	60

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
San Francisco Unified School District, Proposition A, Election of 2011 Series B, GO, 5.00%, 6/15/2024	5,190	5,808
San Mateo County Community College District
GO, 5.00%, 9/1/2025	700	817
GO, 5.00%, 9/1/2026	1,095	1,274
State of California, Various Purpose
Series B, GO, 5.00%, 9/1/2023	2,810	3,227
GO, 5.00%, 11/1/2023	3,560	4,101
GO, 5.00%, 3/1/2026	13,210	15,473
GO, 5.00%, 9/1/2026	4,900	5,885
GO, 4.00%, 8/1/2028	4,000	4,458
GO, 5.00%, 9/1/2028	2,500	2,739
GO, 4.00%, 8/1/2029	4,180	4,631
GO, 5.00%, 8/1/2029	7,830	9,272
GO, 4.00%, 8/1/2030	10,000	11,001
Vacaville Unified School District, Election of 2014 Series B, GO, 4.00%, 8/1/2019	1,000	1,023
Whittier Union School District GO, 5.00%, 8/1/2023	10,495	12,036

		140,572

Hospital — 3.1%
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Rev., 5.00%, 11/15/2025	1,850	2,190
California Health Facilities Financing Authority, Kaiser Permanente
Series C, Rev., 5.00%, 11/1/2022 (d)	5,000	5,619
Series D, Rev., 5.00%, 11/1/2022 (d)	17,420	19,579
California Health Facilities Financing Authority, Providence Health and Services
Series A, Rev., 5.00%, 10/1/2021	750	822
Series A, Rev., 5.00%, 10/1/2022	1,500	1,683
California Health Facilities Financing Authority, St. Joseph Health System
Series C, Rev., 5.00%, 10/15/2019 (d)	5,000	5,191
Series D, Rev., 5.00%, 10/15/2020 (d)	12,870	13,766
California Municipal Finance Authority, NorthBay Healthcare Group
Series A, Rev., 5.00%, 11/1/2023	500	549
Series A, Rev., 5.00%, 11/1/2024	800	887
Series A, Rev., 5.00%, 11/1/2025	745	833
California Statewide Communities Development Authority, Marin General Hospital Project Rev., 5.00%, 8/1/2028	250	298

		51,417

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Housing — 0.4%
Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016-A, Rev., 5.00%, 10/1/2032	1,725	1,890
California Statewide Communities Development Authority, LA Puente Park Apartments Series F, Rev., 1.20%, 10/1/2018 (d)	4,750	4,749

		6,639

Other Revenue — 3.2%
Alameda County Transport Authority, Sales Tax
Rev., 4.00%, 3/1/2019	5,000	5,066
Rev., 5.00%, 3/1/2020	1,240	1,305
Rev., 4.00%, 3/1/2022	5,000	5,403
California Infrastructure and Economic Development Bank, The J. Paul Getty Trust
Series A-3, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.00%, 10/1/2018 (c)	8,000	8,120
Series A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.00%, 10/1/2018 (c)	7,000	7,090
California Municipal Finance Authority, Biola University
Rev., 4.00%, 10/1/2019	205	210
Rev., 5.00%, 10/1/2021	370	404
California State Public Works Board, Department of General Services Series F, Rev., 5.00%, 5/1/2021	4,500	4,892
Contra Costa County Transportation Authority, Sales Tax
Series B, Rev., 5.00%, 3/1/2019	1,750	1,783
Series A, Rev., 4.00%, 3/1/2023	3,420	3,761
Series A, Rev., 5.00%, 3/1/2023	2,420	2,766
Series A, Rev., 5.00%, 3/1/2024	2,000	2,335
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A, Rev., 5.00%, 6/1/2021	1,000	1,085
Riverside Community Properties Development, Inc., Riverside County Law Building Project
Rev., 5.00%, 10/15/2018 (e)	640	643
Rev., 5.00%, 10/15/2019 (e)	780	810
San Diego County Regional Transportation Commission, Sales Tax
Series A, Rev., 5.00%, 4/1/2021	250	271
Series A, Rev., 5.00%, 4/1/2022	100	112
San Francisco Bay Area Rapid Transit District, Sales Tax
Series A, Rev., 5.00%, 7/1/2024	525	611
Series A, Rev., 5.00%, 7/1/2025	905	1,070

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
San Francisco State Building Authority and Oakland State Building Authority, Elihu M. Harris State Office Building Series A, Rev., 5.00%, 12/1/2022	1,700	1,918
Santa Clara County Financing Authority, Capital Projects Series A, Rev., 5.00%, 2/1/2019	1,225	1,244
Sonoma County Transportation Authority, Sales Tax Rev., 5.00%, 12/1/2024	1,000	1,174

		52,073

Prerefunded — 0.4%
Anaheim Housing and Public Improvements Authority, Electric Utility Distribution System Series 2016-A, Rev., 5.00%, 10/1/2021 (e)	1,275	1,403
California State Public Works Board, California State University Series E, Rev., 5.00%, 4/1/2019 (e)	1,160	1,184
California State Public Works Board, California State University, Davidson Library at Santa Barbara Series C, Rev., 5.00%, 3/1/2023 (e)	2,820	3,210

		5,797

Transportation — 4.0%
Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area
Series G, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.09%, 9/13/2018 (c)	9,000	9,106
Series C, Rev., 1.88%, 4/1/2019 (d)	7,550	7,552
Series S-7, Rev., 4.00%, 4/1/2029	20,000	22,200
City of Los Angeles Department of Airports
Series C, Rev., 5.00%, 5/15/2019	1,000	1,025
Series A, Rev., AMT, 5.00%, 5/15/2021	1,590	1,720
Series C, Rev., 5.00%, 5/15/2022	750	832
Series D, Rev., AMT, 5.00%, 5/15/2022	3,380	3,736
Series B, Rev., 4.00%, 5/15/2023	315	344
Series B, Rev., 4.00%, 5/15/2024	365	402
Series C, Rev., 5.00%, 5/15/2024	700	805
Series D, Rev., AMT, 5.00%, 5/15/2027	2,700	3,091
Series D, Rev., AMT, 5.00%, 5/15/2028	1,950	2,226
Series D, Rev., AMT, 5.00%, 5/15/2029	2,550	2,904
Los Angeles County Metropolitan Transportation Authority Series A, Rev., 5.00%, 7/1/2019	9,665	9,959

		65,902

Utility — 2.2%
California Infrastructure and Economic Development Bank, Pacific Gas and Electric Co. Series E, Rev., 1.75%, 6/1/2022 (d)	3,500	3,278

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utility — continued
City of Los Angeles Department of Water and Power, Power System Series B, Rev., 5.00%, 12/1/2018	10,000	10,059
City of Los Angeles, Department of Water and Power, Water System Series A, Rev., 5.00%, 7/1/2025	100	119
Sacramento Municipal Utility District, Electric
Series E, Rev., 5.00%, 8/15/2022	2,740	3,082
Series E, Rev., 5.00%, 8/15/2027	105	129
San Francisco City and County Public Utilities Commission Water, Green Bonds Series C, Rev., 2.12%, 10/1/2023 (d)	10,000	9,935
Southern California Public Power Authority, Magnolia Power Project Series 1, Rev., 2.00%, 7/1/2020 (d)	7,000	7,010
Southern California, Public Power Authority Canyon Power Project Series A, Rev., 5.00%, 7/1/2026	1,000	1,093
Walnut Energy Center Authority Series A, Rev., 5.00%, 1/1/2023	400	453

		35,158

Water & Sewer — 3.4%
Burlingame Financing Authority Water and Wastewater Rev., 4.00%, 4/1/2020	250	260
California State Department of Water Resources, Central Valley Project Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.71%, 9/13/2018 (c)	10,000	10,078
California State Department of Water Resources, Power Supply Series L, Rev., 5.00%, 5/1/2019	15,000	15,362
City of Los Angeles Wastewater System Subordinate
Series A, Rev., 5.00%, 6/1/2019	1,250	1,284
Series A, Rev., 5.00%, 6/1/2022	2,750	3,075
County of San Mateo, Silicon Valley Clean Water Rev., 4.00%, 2/1/2019	400	405
East Bay Municipal Utility District, Wastewater System
Series B, Rev., 5.00%, 6/1/2019	2,330	2,394
Series A, Rev., 5.00%, 6/1/2020	3,000	3,186
Eastern Municipal Water District, Water and Wastewater
Series C, Rev., 5.00%, 7/1/2021	2,530	2,771
Series C, Rev., 5.00%, 7/1/2022	1,700	1,909

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued
Metropolitan Water District of Southern California
Series A, Rev., 5.00%, 7/1/2019	8,000	8,239
Series C-1, Rev., 3.00%, 10/1/2019 (d)	6,105	6,184

		55,147

Total California		430,641

Colorado — 1.7%
Certificate of Participation/Lease — 0.3%
City of Aurora
COP, 3.00%, 12/1/2020	125	128
COP, 4.00%, 12/1/2022	375	404
City of Longmont
Series A, COP, 5.00%, 12/1/2021	100	110
Series A, COP, 5.00%, 12/1/2022	100	112
Series A, COP, 5.00%, 12/1/2024	100	113
County of Boulder, Flood Reconstruction Projects
COP, 5.00%, 12/1/2022	720	769
COP, 5.00%, 12/1/2023	500	534
COP, 5.00%, 12/1/2025	500	534
County of Eagle
COP, 3.00%, 12/1/2018	500	502
COP, 5.00%, 12/1/2022	200	222
State of Colorado Department of Transportation, Headquarters Facilities Lease Purchase Agreement
COP, 3.00%, 6/15/2020	250	255
COP, 3.00%, 6/15/2021	1,000	1,030
COP, 5.00%, 6/15/2023	450	508

		5,221

Education — 0.3%
Board of Governors of the University of Colorado, Enterprise System Series B, Rev., 5.00%, 3/1/2029	650	757
University of Colorado, Enterprise System Series A-2, Rev., 5.00%, 6/1/2022	1,080	1,197
University of Colorado, University Enterprise Series A, Rev., 5.00%, 6/1/2022	3,150	3,492

		5,446

General Obligation — 0.1%
Counties of Gunnison, Watershed School District No. 1
GO, 4.00%, 12/1/2022	300	325
GO, 5.00%, 12/1/2026	500	577

		902

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — 0.3%
Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project Rev., 5.00%, 9/1/2027	675	777
Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (d)	1,150	1,159
University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (d)	2,620	2,676

		4,612

Housing — 0.3%
Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project Rev., 1.50%, 11/1/2019 (d)	5,000	4,974

Other Revenue — 0.1%
Denver Convention Center Hotel Authority
Rev., 4.00%, 12/1/2019	375	383
Rev., 4.00%, 12/1/2020	500	519

		902

Prerefunded — 0.2%
Regional Transportation District Series A, COP, 5.00%, 6/1/2020 (e)	3,700	3,903

Transportation — 0.1%
E-470 Public Highway Authority, Senior LIBOR Index Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%), 2.29%, 9/13/2018 (c)	2,500	2,506

Total Colorado		28,466

Connecticut — 3.7%
Education — 2.1%
Connecticut State Health and Educational Facility Authority, Sacred Heart University Series I-1, Rev., 5.00%, 7/1/2031	400	459
State of Connecticut, Health and Educational Facilities Authority, Hartford Healthcare Issue Series G, Rev., (ICE LIBOR USD 1 Month + 0.95%), 2.39%, 10/1/2018 (c)	15,000	15,130
State of Connecticut, Health and Educational Facility Authority Series B, Rev., (ICE LIBOR USD 1 Month + 0.55%), 1.97%, 10/1/2018 (c)	18,775	18,865

		34,454

General Obligation — 1.6%
State of Connecticut Series A, GO, BAN, 5.00%, 9/14/2018	24,750	24,772

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
State of Connecticut, SIFMA Index Series B, GO, (SIFMA Municipal Swap Index Yield + 0.49%), 1.98%, 9/13/2018 (c)	1,500	1,499

		26,271

Total Connecticut		60,725

Delaware — 0.0% (b)
General Obligation — 0.0% (b)
State of Delaware GO, 5.00%, 7/1/2019	120	123

District of Columbia — 0.2%
Hospital — 0.1%
District of Columbia Children's Hospital
Rev., 5.00%, 7/15/2021	500	542
Rev., 5.00%, 7/15/2022	850	940

		1,482

Transportation — 0.1%
Metropolitan Washington Airports Authority, Airport System Series C, Rev., 5.00%, 10/1/2021	1,475	1,608

Total District of Columbia		3,090

Florida — 1.0%
Certificate of Participation/Lease — 0.1%
School Board of Duval County Series B, COP, 5.00%, 7/1/2021	750	812
Seminole County School Board
Series A, COP, 5.00%, 7/1/2019	200	205
Series A, COP, 5.00%, 7/1/2020	210	222

		1,239

Education — 0.7%
Board of Governors of the University of Florida, Student Activity Rev., 5.00%, 7/1/2020	1,660	1,755
State of Florida, State Board of Education Lottery Series B, Rev., 5.00%, 7/1/2027	8,540	10,063

		11,818

General Obligation — 0.1%
Reedy Creek Improvement District Series B, GO, 4.00%, 6/1/2019	1,000	1,017

Transportation — 0.1%
Miami-Dade County Expressway Authority, Toll System
Series A, Rev., 5.00%, 7/1/2020	1,550	1,636
Series A, Rev., 5.00%, 7/1/2022	625	692

		2,328

Total Florida		16,402

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Georgia — 2.2%
General Obligation — 1.3%
City of Atlanta Series A, GO, 4.00%, 12/1/2019	1,000	1,028
State of Georgia
Series I, GO, 5.00%, 7/1/2019	1,250	1,285
Series I, GO, 5.00%, 7/1/2021	8,165	8,874
Series E, GO, 5.00%, 12/1/2025	6,750	7,960
Series F, GO, 5.00%, 7/1/2028	2,000	2,379

		21,526

Other Revenue — 0.7%
Atlanta Development Authority, New Downtown Atlanta Stadium Project, Senior Lien
Series A-1, Rev., 5.00%, 7/1/2027	1,000	1,142
Series A-1, Rev., 5.00%, 7/1/2028	1,000	1,139
Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project
Series 2017, Rev., 5.00%, 7/1/2023	325	367
Series 2017, Rev., 5.00%, 7/1/2025	250	289
Series 2017, Rev., 5.00%, 7/1/2026	275	321
Series 2017, Rev., 5.00%, 7/1/2027	300	354
Series 2017, Rev., 5.00%, 7/1/2028	375	441
Series 2017, Rev., 4.00%, 7/1/2032	1,000	1,061
Fulton County Development Authority, Technology Athletic Association Project Series A, Rev., 5.00%, 10/1/2022	5,000	5,507

		10,621

Water & Sewer — 0.2%
City of Atlanta, Water and Wastewater, Revenue Refunding Series A-1, Rev., (ICE LIBOR USD 1 Month + 1.50%), 2.89%, 9/13/2018 (c)	3,000	3,004

Total Georgia		35,151

Guam — 0.0% (b)
Other Revenue — 0.0% (b)
Government of Guam, Limited Obligation Section 30 (Guam) Series A, Rev., 5.00%, 12/1/2018	750	755

Hawaii — 1.5%
General Obligation — 1.5%
City and County of Honolulu, Rail Transit Project GO, (SIFMA Municipal Swap Index Yield + 0.30%), 1.79%, 9/13/2018 (c)	2,200	2,214
State of Hawaii
Series DY, GO, 5.00%, 2/1/2020	10,160	10,622
Series EF, GO, 5.00%, 11/1/2021	7,640	8,367

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Series FK, GO, 5.00%, 5/1/2029	2,765	3,265

Total Hawaii		24,468

Illinois — 4.3%
Education — 0.3%
Illinois Educational Facilities Authority, University of Chicago Series B-2, Rev., 1.55%, 2/13/2020 (d)	5,000	4,961
Illinois Finance Authority, DePaul University
Rev., 5.00%, 10/1/2023	200	225
Rev., 5.00%, 10/1/2025	300	345
Rev., 5.00%, 10/1/2028	250	289

		5,820

General Obligation — 2.6%
City of Chicago Series C, GO, 5.00%, 1/1/2022	5,000	5,290
City of Waukegan
Series B, GO, AGM, 5.00%, 12/30/2025	1,075	1,243
Series B, GO, AGM, 5.00%, 12/30/2026	1,125	1,314
Series B, GO, AGM, 5.00%, 12/30/2027	1,185	1,379
Series B, GO, AGM, 5.00%, 12/30/2028	1,245	1,441
Series B, GO, AGM, 5.00%, 12/30/2029	1,305	1,505
Cook County Township High School District No. 225 Series A, GO, 5.00%, 12/1/2023	5	6
Cook County, Community Consolidated School District No. 146 Tinley Park GO, 5.00%, 12/1/2026	700	807
Cook County, Proviso Township High School District No. 209
GO, 5.00%, 12/1/2022	2,975	3,274
GO, 5.00%, 12/1/2023	2,350	2,619
County of DuPage, Courthouse Project GO, 5.00%, 1/1/2024	335	378
DuPage County Forest Preserve District GO, 5.00%, 1/1/2021	2,800	2,993
Kane and DeKalb Counties Community Unit School District No. 301 GO, 5.00%, 1/1/2027	355	410
Lincoln Land Community College District No. 526
GO, 5.00%, 12/15/2021	305	329
GO, 4.00%, 12/15/2022	440	460
McHenry County, Woodstock Community Unit School District No. 200 GO, 5.00%, 1/15/2021	300	321
State of Illinois
Series D, GO, 5.00%, 11/1/2020	10,000	10,432
Series D, GO, 5.00%, 11/1/2023	5,000	5,308

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Village of Hoffman Estates
GO, 5.00%, 12/1/2030	900	1,037
GO, 5.00%, 12/1/2032	1,200	1,371

		41,917

Hospital — 1.0%
Illinois Finance Authority, Advocate Health Care Series A-1, Rev., 5.00%, 1/15/2020 (d)	6,000	6,241
Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (d)	3,750	3,717
Illinois Finance Authority, Edward-Elmhurst Healthcare Series A, Rev., 5.00%, 1/1/2030	2,500	2,813
Illinois Finance Authority, Silver Cross Hospital and Medical Centers
Series C, Rev., 5.00%, 8/15/2021	150	162
Series C, Rev., 5.00%, 8/15/2022	500	547
Southwestern Illinois Development Authority, Hospital Sisters Services, Inc. Obligated Group Series A, Rev., 5.00%, 2/15/2027	2,000	2,328

		15,808

Transportation — 0.3%
City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding
Series A, Rev., AMT, 5.00%, 1/1/2020	1,425	1,478
Series B, Rev., 5.00%, 1/1/2020	500	519
Series A, Rev., AMT, 5.00%, 1/1/2021	2,580	2,736

		4,733

Water & Sewer — 0.1%
City of Waukegan, First Lien Water and Sewer System
Series C, Rev., AGM, 5.00%, 12/30/2023	535	597
Series C, Rev., AGM, 5.00%, 12/30/2026	680	773
Series C, Rev., AGM, 5.00%, 12/30/2027	710	806
Series C, Rev., AGM, 5.00%, 12/30/2028	395	445

		2,621

Total Illinois		70,899

Indiana — 0.6%
Education — 0.2%
Indiana Finance Authority, Educational Facilities, Indianapolis Museum of Art, Inc. Project Series B, Rev., 5.00%, 2/1/2019	1,170	1,186
New Albany Floyd County School Building Corp.
Rev., 5.00%, 7/15/2021	700	759
Rev., 5.00%, 7/15/2022	835	924

		2,869

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.1%
Fort Wayne Redevelopment Authority Lease Rental, Harrison Square Project Rev., 5.00%, 8/1/2023	1,000	1,123
Indiana State Office Building Commission, Indiana State Museum Facility Series C, Rev., NATL-RE, 5.25%, 7/1/2019 (e)	750	772

		1,895

Utility — 0.3%
City of Rockport, Indiana Michigan Power Company Project Series B, Rev., 3.05%, 6/1/2025	5,000	5,016

Water & Sewer — 0.0% (b)
Evansville Local Public Improvement Bond Bank, Sewage Works Project Series A, Rev., 5.00%, 7/1/2019	620	637

Total Indiana		10,417

Iowa — 0.9%
Hospital — 0.9%
Iowa Finance Authority, Health Systems Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.07%, 9/13/2018 (c) (f)	14,000	14,029

Kansas — 0.4%
General Obligation — 0.2%
Butler County, Unified School District No. 375 GO, 4.00%, 9/1/2024	200	214
Johnson County Unified School District No. 233 Series B, GO, 4.00%, 9/1/2025	625	684
Seward County Unified School District No. 480 Series B, GO, 5.00%, 9/1/2025	1,750	2,022

		2,920

Hospital — 0.0% (b)
University of Kansas Hospital Authority, Health System Series A, Rev., 5.00%, 3/1/2024	275	312

Water & Sewer — 0.2%
City of Wichita, Water and Sewer Utility Series A, Rev., 5.00%, 10/1/2022	2,200	2,455

Total Kansas		5,687

Kentucky — 0.4%
Education — 0.1%
Northern Kentucky University Series A, Rev., 5.00%, 9/1/2024	1,310	1,489

Prerefunded — 0.0% (b)
Carter County Kentucky School District Finance Corp. Rev., 4.50%, 2/1/2021 (e)	250	266

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utility — 0.3%
Kentucky Public Energy Authority, Gas Supply Series A, Rev., 4.00%, 4/1/2024 (d)	2,500	2,649
Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Rev., AMT, 2.55%, 5/3/2021 (d)	2,250	2,253

		4,902

Total Kentucky		6,657

Louisiana — 1.1%
Hospital — 0.6%
Louisiana Public Facilities Authority, Louisiana Children'S Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 2.14%, 9/13/2018 (c)	10,000	10,079
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2023	400	446

		10,525

Other Revenue — 0.2%
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	2,350	2,546
Louisiana Public Facilities Authority, Tulane University Project
Rev., 5.00%, 12/15/2022	230	256
Rev., 5.00%, 12/15/2023	315	355
Rev., 5.00%, 12/15/2025	250	288

		3,445

Water & Sewer — 0.3%
City of Shreveport, Water and Sewer, Junior Lien
Series C, Rev., 3.00%, 12/1/2021	175	180
Series C, Rev., 5.00%, 12/1/2022	270	300
Series C, Rev., 5.00%, 12/1/2023	365	412
Series C, Rev., 5.00%, 12/1/2024	1,510	1,721
Series C, Rev., 5.00%, 12/1/2025	915	1,052
Series C, Rev., 5.00%, 12/1/2026	500	580
Series C, Rev., 5.00%, 12/1/2028	400	471

		4,716

Total Louisiana		18,686

Maryland — 1.0%
General Obligation — 0.8%
State of Maryland, State and Local Facilities Loan of 2013, Second Series Series A, GO, 5.00%, 8/1/2020	12,795	13,568

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.2%
State of Maryland, State and Local Facilities Loan of 2015 Series A, GO, 5.00%, 3/1/2023 (e)	3,000	3,375

Total Maryland		16,943

Massachusetts — 1.9%
General Obligation — 0.5%
City of Boston Series A, GO, 5.00%, 3/1/2023	7,360	8,331

Hospital — 0.7%
Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S, Rev., (SIFMA Municipal Swap Index Yield + 0.50%), 1.99%, 9/13/2018 (c)	10,000	10,143
Massachusetts State Development Finance Agency, Lahey Health System Series F, Rev., 5.00%, 8/15/2026	500	529

		10,672

Other Revenue — 0.2%
Massachusetts Development Finance Agency, Caregroup Series H-1, Rev., 5.00%, 7/1/2019	3,250	3,333

Water & Sewer — 0.5%
Massachusetts Clean Water Trust, State Revolving Fund Rev., 5.00%, 8/1/2025	6,775	7,951

Total Massachusetts		30,287

Michigan — 1.1%
General Obligation — 0.3%
City of Royal Oak, Capital Improvement
GO, 5.00%, 4/1/2027	625	727
GO, 5.00%, 4/1/2028	245	287
Kalamazoo Public Schools GO, 5.00%, 5/1/2022	1,000	1,102
Troy School District, School Building and Site
GO, Q-SBLF, 5.00%, 5/1/2019	650	665
GO, Q-SBLF, 5.00%, 5/1/2020	500	526
GO, Q-SBLF, 5.00%, 5/1/2021	550	594
GO, Q-SBLF, 5.00%, 5/1/2022	500	551

		4,452

Hospital — 0.3%
Michigan Finance Authority, Trinity Health Credit Group Series 2017A, Rev., 5.00%, 12/1/2025	2,500	2,901
Michigan State Hospital Finance Authority, Ascension Health Credit Group Series B-4, Rev., 5.00%, 11/15/2027	2,250	2,558

		5,459

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Industrial Development Revenue/Pollution Control Revenue — 0.2%
Michigan Strategic Fund, The Detroit Edison Company Pollution Control Bonds Project Series CC, Rev., 1.45%, 9/1/2021 (d)	2,600	2,538

Other Revenue — 0.1%
Michigan Finance Authority, Local Government Loan Program
Series B, Rev., 4.00%, 11/1/2018	1,290	1,294
Series B, Rev., 4.00%, 11/1/2019	675	691
Series B, Rev., 4.00%, 11/1/2020	455	474

		2,459

Water & Sewer — 0.2%
City of Grand Rapids, Sanitary Sewer System Improvement Rev., 5.00%, 1/1/2022	350	385
Michigan Finance Authority, Clean Water Revolving Fund Rev., 5.00%, 10/1/2021	2,250	2,460

		2,845

Total Michigan		17,753

Minnesota — 0.3%
Education — 0.0% (b)
Minnesota Higher Education Facilities Authority Series L, Rev., 4.00%, 4/1/2020	350	362
Minnesota Higher Education Facilities Authority, Macalester College Rev., 5.00%, 3/1/2029	150	175

		537

Transportation — 0.1%
Minneapolis-St Paul Metropolitan Airports Commission, Subordinate Airport
Series A, Rev., 5.00%, 1/1/2020	220	229
Series A, Rev., 5.00%, 1/1/2022	1,000	1,097

		1,326

Utility — 0.2%
Western Minnesota Municipal Power Agency, Power Supply
Series A, Rev., 5.00%, 1/1/2023	1,500	1,681
Series A, Rev., 5.00%, 1/1/2024	1,000	1,141

		2,822

Total Minnesota		4,685

Mississippi — 0.1%
Other Revenue — 0.1%
Mississippi Development Bank, Rankin County Bond Project Rev., 5.00%, 3/1/2023	750	837

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Missouri — 0.9%
Certificate of Participation/Lease — 0.1%
City of Chesterfield COP, 5.00%, 12/1/2021	1,000	1,094

Education — 0.2%
Health and Educational Facilities Authority
Rev., 4.00%, 10/1/2018	450	451
Rev., 4.00%, 10/1/2019	625	639
Rev., 4.00%, 10/1/2020	300	312
Rev., 4.00%, 10/1/2021	300	317
Missouri State Health and Educational Facilities Authority, Health Facilities, BJC Health System
Rev., 5.00%, 1/1/2019	855	864
Rev., 5.00%, 1/1/2021	225	241

		2,824

General Obligation — 0.0% (b)
County of Clay, North Kansas City School District 74, Refunding and Improvement, Missouri Direct Deposit Program GO, 5.00%, 3/1/2022	350	385

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2023	550	590

Other Revenue — 0.2%
City of Springfield Series A, Rev., 4.00%, 9/1/2018	350	350
County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	3,000	3,337

		3,687

Transportation — 0.3%
Kansas City, Missouri Airport Refunding, General Improvement Series B, Rev., 5.00%, 9/1/2018	1,250	1,250
Missouri Airport Refunding, Lambert St. Louis International Airport
Rev., 5.00%, 7/1/2021	1,575	1,701
Rev., 5.00%, 7/1/2022	1,000	1,102
Rev., 5.00%, 7/1/2023	1,080	1,210

		5,263

Total Missouri		13,843

Montana — 0.2%
General Obligation — 0.2%
State of Montana, Long-Range Building Program
GO, 5.00%, 8/1/2021	690	753
GO, 5.00%, 8/1/2022	1,000	1,116

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Yellowstone County, School District No. 2 Billings, School Building GO, 5.00%, 6/15/2020	650	687

Total Montana		2,556

Nebraska — 0.1%
Certificate of Participation/Lease — 0.1%
Southeast Community College
COP, 5.00%, 12/15/2021	200	219
COP, 5.00%, 12/15/2024	440	506
COP, 5.00%, 12/15/2026	275	323
COP, 5.00%, 12/15/2027	495	586
COP, 5.00%, 12/15/2028	540	641

Total Nebraska		2,275

New Hampshire — 0.2%
General Obligation — 0.2%
State of New Hampshire Series A, GO, 5.00%, 3/1/2026	2,880	3,341

Other Revenue — 0.0% (b)
New Hampshire Municipal Bond Bank Series A, Rev., 5.00%, 2/15/2019	520	528

Total New Hampshire		3,869

New Jersey — 4.4%
Education — 0.3%
New Jersey Economic Development Authority, School Facilities Construction
Series A, Rev., 5.25%, 12/15/2020	1,040	1,065
Series DDD, Rev., 5.00%, 6/15/2025	1,500	1,664
Series DDD, Rev., 5.00%, 6/15/2026	1,840	2,053

		4,782

General Obligation — 1.5%
County of Passaic GO, 5.00%, 2/1/2021	90	97
State of New Jersey Series Q, GO, 5.00%, 8/15/2020	10,075	10,649
State of New Jersey, Various Purpose GO, 4.00%, 6/1/2026	3,870	4,100
Township of South Brunswick GO, 5.00%, 9/1/2022	425	471
Township of Woodbridge GO, BAN, 3.00%, 8/16/2019	8,925	9,013

		24,330

Other Revenue — 0.4%
Tobacco Settlement Financing Corp.
Series A, Rev., 5.00%, 6/1/2031	3,070	3,496

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
Series A, Rev., 5.00%, 6/1/2032	2,500	2,833

		6,329

Prerefunded — 0.1%
New Jersey Transportation Trust Fund Authority, Transportation System Series A, Rev., 6.00%, 12/15/2018 (e)	1,680	1,701

Transportation — 2.1%
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Rev., 5.00%, 6/15/2028	3,000	3,360
Rev., 5.00%, 6/15/2029	5,000	5,582
Rev., 5.00%, 6/15/2030	5,000	5,566
Rev., 5.00%, 6/15/2031	4,750	5,271
New Jersey Transportation Trust Fund Authority, Transportation Program Series BB-1, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.49%, 9/13/2018 (c)	5,500	5,534
New Jersey Turnpike Authority Series C-6, Rev., VRDO, 2.23%, 10/1/2018 (d)	10,000	10,000

		35,313

Total New Jersey		72,455

New Mexico — 0.2%
Housing — 0.1%
County of Bernalillo, Arroyo Vista Apartments Project Rev., 1.40%, 3/1/2019 (d)	2,500	2,495

Other Revenue — 0.1%
New Mexico Finance Authority, Senior Lien Public Project Series B, Rev., 5.00%, 6/1/2021	800	866

Total New Mexico		3,361

New York — 9.7%
Education — 0.5%
New York State Dormitory Authority, Columbia University Series B, Rev., 5.00%, 10/1/2021	585	641
New York State Dormitory Authority, Montefiore Obligated Group
Rev., 5.00%, 8/1/2027	3,225	3,696
Rev., 5.00%, 8/1/2028	1,700	1,962
New York State Dormitory Authority, The New School Series A, Rev., 5.00%, 7/1/2024	1,100	1,249

		7,548

General Obligation — 1.4%
Bedford Central School District GO, 5.00%, 11/15/2022	2,410	2,703

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
City of New York, Fiscal Year 2012 Subseries G-1, GO, 5.00%, 4/1/2020	3,860	4,052
City of New York, Fiscal Year 2013 Series B, GO, 4.00%, 8/1/2019	3,695	3,772
Counties of Rockland and Orange, Ramapo Central School District GO, 4.00%, 10/15/2019	2,030	2,084
County of Orange, Public Improvement
Series B, GO, 5.00%, 3/1/2021	1,510	1,629
Series B, GO, 5.00%, 3/1/2022	1,000	1,107
County of Suffolk, Longwood Central School District
GO, 5.00%, 6/15/2026	365	437
GO, 5.00%, 6/15/2027	795	946
Hampton Bays Union Free School District GO, 5.00%, 9/15/2022	2,025	2,264
Town of East Hampton
GO, 5.00%, 5/15/2021	1,000	1,086
GO, 5.00%, 5/15/2023	1,000	1,139
White Plains City School District GO, 5.00%, 5/15/2024	1,550	1,795

		23,014

Hospital — 0.5%
Build Resource Corp., The New York Methodist Hospital Project Rev., 5.00%, 7/1/2021	550	595
Nassau County Local Economic Assistance Corp., Catholic Health Services, Long Island Obligated Group Project Series B, Rev., 5.00%, 7/1/2023	800	888
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center
Series 2017-1, Rev., 5.00%, 7/1/2026	1,000	1,185
Series 2017-1, Rev., 5.00%, 7/1/2027	4,705	5,740

		8,408

Industrial Development Revenue/Pollution Control Revenue — 0.2%
New York State Energy Research and Development Authority, Pollution Control, Electric and Gas Corp., Project Series C, Rev., 2.00%, 5/1/2020 (d)	3,000	2,995

Other Revenue — 3.5%
Battery Park City Authority
Series A, Rev., 3.00%, 11/1/2018	3,450	3,459
Series A, Rev., 4.00%, 11/1/2019	2,500	2,569
Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Series A, Rev., 5.00%, 7/15/2020	500	526

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
City of Troy Capital Resources Corp., Rensselaer Polytechnic Institute Project Rev., 5.00%, 8/1/2020	500	527
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003 Series B, Rev., 5.00%, 2/1/2020	2,750	2,876
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2014 Series A, Subseries A-1, Rev., 5.00%, 11/1/2020	3,700	3,951
New York Convention Center Development Corp. Hotel Unit Fee Secured Rev., 5.00%, 11/15/2026	5,000	5,808
New York State Dormitory Authority, State Sales Tax
Series A, Rev., 5.00%, 3/15/2021	2,000	2,156
Series A, Rev., 5.00%, 3/15/2024	6,135	7,044
Sales Tax Asset Receivable Corp., Fiscal Year 2015
Series A, Rev., 5.00%, 10/15/2020	15,405	16,455
Series A, Rev., 5.00%, 10/15/2022	4,800	5,384
Series A, Rev., 5.00%, 10/15/2025	4,500	5,223
Schenectady County Capital Resource Corp., Union College Project
Rev., 5.00%, 1/1/2024	960	1,094
Rev., 5.00%, 1/1/2025	400	462

		57,534

Prerefunded — 0.3%
Brooklyn Arena Local Development Corp., Pilot Refunding, Barclays Center Rev., 6.38%, 1/15/2020 (e)	4,305	4,579

Special Tax — 0.1%
New York State Dormitory Authority, Personal Income Tax Series G, Rev., 5.00%, 8/15/2021	1,110	1,209

Transportation — 2.7%
Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System
Rev., 5.00%, 1/1/2020	465	485
Rev., 5.00%, 1/1/2021	815	874
Metropolitan Transportation Authority
Series D, Rev., 5.00%, 11/15/2018	2,770	2,788
Subseries C-1, Rev., 5.00%, 11/15/2019	2,000	2,076
Subseries A-1, Rev., 5.00%, 11/15/2020	1,435	1,531
Subseries C-1, Rev., 5.00%, 11/15/2024	3,000	3,440
Metropolitan Transportation Authority, Green Bonds Series B-2, Rev., 4.00%, 11/15/2032	4,000	4,312

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Transportation — continued
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2023	9,200	10,054
Triborough Bridge and Tunnel Authority
Subseries B-C, Rev., (ICE LIBOR USD 1 Month + 0.40%), 1.82%, 10/1/2018 (c)	15,000	15,038
Series A, Rev., 5.00%, 11/15/2024	3,290	3,700

		44,298

Utility — 0.5%
Long Island Power Authority, Electric System
Series C, Rev., (ICE LIBOR USD 1 Month + 0.65%), 2.13%, 10/1/2018 (c)	5,000	5,006
Series 2017, Rev., 5.00%, 9/1/2025	500	580
Series 2017, Rev., 5.00%, 9/1/2026	1,000	1,172
Series 2017, Rev., 5.00%, 9/1/2027	500	592
Series 2017, Rev., 5.00%, 9/1/2028	750	885

		8,235

Total New York		157,820

North Carolina — 1.0%
Education — 0.4%
University of North Carolina, Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 1.82%, 10/1/2018 (c)	5,750	5,802
Winston-Salem State University Foundation LLC Rev., AGM, 5.00%, 10/1/2023	445	504

		6,306

General Obligation — 0.6%
State of North Carolina Series D, GO, 4.00%, 6/1/2020	9,670	10,050

Other Revenue — 0.0% (b)
Jacksonville Public Facilities Corp. Series 2017, Rev., 5.00%, 4/1/2027	550	650

Total North Carolina		17,006

Ohio — 1.9%
Education — 0.2%
Ohio Higher Educational Facility Commission, Case Western Reserve University Project Series A, Rev., 4.00%, 12/1/2019	535	549
Ohio State Higher Educational Facility Commission, Oberlin College
Rev., 4.00%, 10/1/2018	600	601
Rev., 4.00%, 10/1/2019	675	692

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued
Rev., 5.00%, 10/1/2020	1,000	1,064

		2,906

General Obligation — 0.3%
City of Dublin, Various Purpose GO, 4.00%, 12/1/2028	200	219
Cuyahoga Ohio Community College District, Facilities Construction and Improvement Bonds
GO, 5.00%, 12/1/2028	2,300	2,677
Series 2018, GO, 4.00%, 12/1/2032	1,250	1,329
Series 2018, GO, 4.00%, 12/1/2033	1,300	1,372

		5,597

Hospital — 1.1%
Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	375	402
County of Allen, Mercy Health Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.75%), 2.24%, 9/13/2018 (c)	10,800	10,844
County of Lake, Hospital Facilities, Lake Hospital System, Inc.
Rev., 5.00%, 8/15/2023	1,445	1,588
Rev., 5.00%, 8/15/2024	1,655	1,834
State of Ohio, University Hospitals Health System, Inc. Series B, Rev., VRDO, 1.74%, 9/4/2018 (d)	2,500	2,500

		17,168

Other Revenue — 0.1%
City of Cleveland, Subordinate Lien, Public Facilities Improvements
Rev., 5.00%, 10/1/2024	200	230
Rev., 5.00%, 10/1/2025	150	174
Rev., 5.00%, 10/1/2026	385	451
Rev., 5.00%, 10/1/2027	250	295
Rev., 5.00%, 10/1/2028	250	297
State of Ohio, Capital Facilities Lease-Appropriation Series A, Rev., 5.00%, 10/1/2018	1,000	1,002

		2,449

Water & Sewer — 0.2%
Hamilton County, Sewer System, Metropolitan Sewer District of Greater Cincinnati
Series A, Rev., 5.00%, 12/1/2018	500	504
Series A, Rev., 5.00%, 12/1/2019	640	666

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Water & Sewer — continued
Series A, Rev., 5.00%, 12/1/2021	1,375	1,508

		2,678

Total Ohio		30,798

Oklahoma — 0.6%
Education — 0.6%
Blaine County Educational Facilities Authority, Educational Facilities, Watonga Public Schools Project Rev., 5.00%, 12/1/2018	555	559
Carter County Public Facilities Authority, Educational Facilities Lease, Ardmore City Schools Project
Rev., 5.00%, 9/1/2025	365	411
Rev., 5.00%, 9/1/2026	820	927
Rev., 5.00%, 9/1/2027	1,250	1,421
Grady County School Finance Authority, Educational Facilities Lease, Minco Public Schools Project
Rev., 5.00%, 9/1/2028	375	430
Rev., 5.00%, 9/1/2029	1,175	1,344
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project
Series 2018, Rev., 5.00%, 10/1/2022	500	553
Series 2018, Rev., 5.00%, 10/1/2023	355	398
Series 2018, Rev., 5.00%, 10/1/2025	1,000	1,146
Oklahoma County Finance Authority, Educational Facilities, Lease Western Heights Public School Project
Rev., 4.00%, 9/1/2018 (e)	250	250
Rev., 5.00%, 9/1/2019	325	336
Tulsa County Industrial Authority Educational Facilities Lease, Jenks Public Schools Project Rev., 5.00%, 9/1/2021	2,000	2,170

		9,945

Other Revenue — 0.0% (b)
Cleveland County Justice Authority, Sales Tax, Detention Facility Project Rev., 4.00%, 3/1/2020	500	505

Total Oklahoma		10,450

Oregon — 0.6%
Education — 0.0% (b)
Oregon State Facilities Authority, Reed College Project
Series A, Rev., 5.00%, 7/1/2028	125	148
Series A, Rev., 4.00%, 7/1/2032	350	377

		525

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.4%
Oregon State Department of Administrative Services, Lottery Series A, Rev., 5.25%, 4/1/2019 (e)	6,210	6,339

Transportation — 0.2%
Port of Portland, International Airport
Series 23, Rev., 5.00%, 7/1/2023	1,000	1,128
Series 23, Rev., 5.00%, 7/1/2024	1,595	1,827

		2,955

Water & Sewer — 0.0% (b)
City of Portland, Sewer System, First Lien Series A, Rev., 5.00%, 10/1/2023	40	46

Total Oregon		9,865

Pennsylvania — 5.3%
Education — 0.7%
Pennsylvania State Higher Educational Facilities Authority, Trustees of the University Series B, Rev., 5.00%, 10/1/2022	5,055	5,649
State Public School Building Authority, Community College of Philadelphia Project
Rev., 5.00%, 6/15/2021	2,760	2,971
Rev., 5.00%, 6/15/2024	2,625	2,960

		11,580

General Obligation — 0.3%
Commonwealth of Pennsylvania Series 2011, GO, 4.00%, 11/15/2028	5,000	5,222
Schuylkill Valley School District GO, 5.00%, 4/1/2022	350	385

		5,607

Hospital — 1.0%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group
Rev., 5.00%, 4/1/2026	2,500	2,839
Rev., 5.00%, 4/1/2027	7,275	8,305
Berks County Industrial Development Authority, Tower Health Project
Rev., 5.00%, 11/1/2023	1,000	1,116
Rev., 5.00%, 11/1/2024	1,000	1,127
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Rev., 5.00%, 9/1/2024	1,000	1,135
Southcentral General Authority, Hanover Hospital, Inc. Rev., 5.00%, 12/1/2026	1,400	1,594

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Southcentral General Authority, Wellspan Health Obligation Group Series A, Rev., 5.00%, 6/1/2024	380	431

		16,547

Industrial Development Revenue/Pollution Control Revenue — 0.4%
Lehigh County Industrial Development Authority, Pollution Control
Rev., 1.80%, 8/15/2022 (d)	4,000	3,937
Rev., 1.80%, 9/1/2022 (d)	2,500	2,460

		6,397

Other Revenue — 0.3%
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Series 2018, Rev., 5.00%, 6/1/2022	555	605
Series 2018, Rev., 5.00%, 6/1/2023	1,785	1,978
Series 2018, Rev., 5.00%, 6/1/2029	1,500	1,729
Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (d)	1,000	999

		5,311

Transportation — 1.0%
Pennsylvania Turnpike Commission
Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.09%, 9/13/2018 (c)	13,000	12,962
Subseries A-2, Rev., (SIFMA Municipal Swap Index Yield + 0.80%), 2.29%, 9/13/2018 (c)	2,500	2,502

		15,464

Water & Sewer — 1.6%
Allegheny County Sanitary Authority, Sewer
Rev., 5.00%, 12/1/2021	3,500	3,824
Rev., 5.00%, 12/1/2022	3,000	3,343
Rev., 5.00%, 12/1/2023	4,000	4,529
City of Philadelphia, Water and Wastewater
Series A, Rev., 5.00%, 1/1/2020	8,530	8,885
Series A, Rev., 5.00%, 7/1/2022	1,510	1,671
Series A, Rev., 5.00%, 7/1/2024	2,595	2,965

		25,217

Total Pennsylvania		86,123

Rhode Island — 0.2%
General Obligation — 0.2%
State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan Series A, GO, 5.00%, 10/15/2019 (e)	1,475	1,529

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
State of Rhode Island and Providence Plantations, Consolidated Capital Development Loan of 2014 Series A, GO, 5.00%, 11/1/2019	1,000	1,038

Total Rhode Island		2,567

South Carolina — 1.1%
General Obligation — 1.0%
County of Charleston Series C, GO, TRAN, 4.00%, 11/1/2028	14,605	16,340

Other Revenue — 0.1%
County of Charleston
Rev., 5.00%, 12/1/2018	645	650
Rev., 5.00%, 12/1/2019	1,000	1,039

		1,689

Total South Carolina		18,029

South Dakota — 0.2%
Education — 0.1%
South Dakota Health and Educational Facilities Authority
Series B, Rev., 4.00%, 11/1/2020	625	651
Series B, Rev., 4.00%, 11/1/2021	500	528
Series B, Rev., 5.00%, 11/1/2022	375	416

		1,595

Other Revenue — 0.1%
South Dakota State Building Authority
Series B, Rev., 5.00%, 6/1/2019	500	512
Series B, Rev., 5.00%, 6/1/2021	485	525

		1,037

Total South Dakota		2,632

Tennessee — 0.2%
Other Revenue — 0.0% (b)
Metropolitan Government of Nashville and Davidson, County Sports Authority, Public Improvement Rev., 5.00%, 7/1/2020	5	5

Utility — 0.2%
City of Chattanooga, Electric System Series A, Rev., 5.00%, 9/1/2022	800	891

Tennessee Energy Acquisition Corp., Gas Project
Series A, Rev., 4.00%, 5/1/2022	1,460	1,537
Series A, Rev., 4.00%, 5/1/2023	1,400	1,481

		3,909

Total Tennessee		3,914

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Texas — 9.9%
Education — 2.1%
Arlington Higher Education Finance Corp., Uplift Education Series A, Rev., PSF-GTD, 4.00%, 12/1/2029	1,000	1,084
Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project
Series C, Rev., 5.00%, 8/1/2026	250	291
Series C, Rev., 5.00%, 8/1/2027	200	235
Series C, Rev., 5.00%, 8/1/2028	275	322
Series C, Rev., 5.00%, 8/1/2029	325	379
Series C, Rev., 5.00%, 8/1/2030	445	517
Series C, Rev., 5.00%, 8/1/2031	260	301
Austin Community College District, Combined Fee Series A, Rev., 5.00%, 2/1/2021	790	845
County of Harris, Cultural Education Facilities Finance Corp., Children's Hospital Series 3, Rev., (ICE LIBOR USD 1 Month + 0.85%), 2.26%, 9/13/2018 (c)	7,500	7,593
Southwest Higher Education Authority, Inc., Southern Methodist University Project
Series 2017, Rev., 5.00%, 10/1/2021	425	464
Series 2017, Rev., 5.00%, 10/1/2022	400	445
Series 2017, Rev., 5.00%, 10/1/2023	400	453
Series 2017, Rev., 5.00%, 10/1/2024	400	460
Series 2017, Rev., 5.00%, 10/1/2025	600	697
Series 2017, Rev., 5.00%, 10/1/2026	525	616
Stephen F. Austin State University, Board of Regents, Revenue Financing System Rev., 4.00%, 10/15/2018	790	792
Texas State University, Financing System
Series A, Rev., 5.00%, 3/15/2030	5,100	5,953
Series A, Rev., 5.00%, 3/15/2032	4,365	5,053
University of Texas, Financing System Series I, Rev., 5.00%, 8/15/2023	6,735	7,643

		34,143

General Obligation — 3.1%
Austin Independent School District Series B, GO, 5.00%, 8/1/2022	1,630	1,811
City of Abilene, Taylor and Jones Counties GO, 5.00%, 2/15/2021	475	510
City of Colony GO, 5.00%, 8/15/2020	610	647
City of Denton GO, 5.00%, 2/15/2023	1,045	1,169
City of El Paso, Refunding and Improvement
GO, 5.00%, 8/15/2021	530	576
GO, 5.00%, 8/15/2025	4,035	4,660

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
City of Fort Worth, Certificates of Obligation Series A, GO, 4.00%, 3/1/2019	785	794
City of Fort Worth, Refunding and Improvement, General Purpose GO, 4.00%, 3/1/2019	1,060	1,073
City of Houston, Public Improvement
Series A, GO, 5.00%, 3/1/2021	3,000	3,220
Series A, GO, 5.00%, 3/1/2025	1,195	1,376
City of Odessa Series 2017, GO, 4.00%, 3/1/2025	1,150	1,260
Forney Independent School District, School Building
GO, PSF-GTD, 5.00%, 8/15/2024	1,310	1,508
GO, PSF-GTD, 5.00%, 8/15/2025	3,490	4,068
Galveston County, Unlimited Tax Road
Series 2017, GO, 4.00%, 2/1/2024	980	1,071
Series 2017, GO, 4.00%, 2/1/2025	800	879
Judson Independent School District Series A, GO, 5.00%, 2/1/2019	595	603
Katy Independent School District, School Building
GO, PSF-GTD, 4.00%, 2/15/2027	290	310
GO, PSF-GTD, 4.00%, 2/15/2028	350	373
Lewisville Independent School District, School Building
GO, PSF-GTD, 5.00%, 8/15/2024	825	933
GO, PSF-GTD, 5.00%, 8/15/2025	750	847
GO, PSF-GTD, 5.00%, 8/15/2026	750	847
GO, PSF-GTD, 5.00%, 8/15/2027	650	734
Odessa Junior College District, Limited Tax Series 2017, GO, 5.00%, 8/15/2025	800	926
S & S Consolidated Independent School District
GO, PSF-GTD, 4.00%, 2/15/2028	580	641
GO, PSF-GTD, 4.00%, 2/15/2029	605	662
GO, PSF-GTD, 4.00%, 2/15/2030	630	686
Southside Independent School District, School Building GO, PSF-GTD, 5.00%, 8/15/2022	250	278
State of Texas, Transportation Commission Mobility Series B, GO, (SIFMA Municipal Swap Index Yield + 0.38%), 1.87%, 9/13/2018 (c)	17,500	17,483

		49,945

Hospital — 0.2%
Irving Hospital Authority, Baylor Scott and White Medical Center
Rev., VRDO, 2.59%, 9/13/2018 (d)	1,750	1,750
Rev., 5.00%, 10/15/2022	250	275
Rev., 5.00%, 10/15/2028	250	281

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Rev., 5.00%, 10/15/2029	500	559
Rev., 5.00%, 10/15/2031	1,000	1,112

		3,977

Other Revenue — 1.1%
Austin Convention Enterprises, Inc., Convention Center Hotel First Tier
Series A, Rev., 5.00%, 1/1/2021	500	528
Series A, Rev., 5.00%, 1/1/2022	750	807
Austin Convention Enterprises, Inc., Convention Center Hotel Second Tier Series B, Rev., 5.00%, 1/1/2021	800	843
Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2023	4,700	5,188
State of Texas Rev., TRAN, 4.00%, 8/29/2019	10,000	10,207

		17,573

Prerefunded — 0.4%
Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System Series B, Rev., 7.25%, 12/1/2018 (e)	5,605	5,681
Lower Colorado River Authority Series B, Rev., 5.00%, 5/15/2022 (e)	60	66

		5,747

Transportation — 1.9%
City of Austin, Airport System
Series B, Rev., AMT, 5.00%, 11/15/2026	1,095	1,262
Series B, Rev., AMT, 5.00%, 11/15/2027	585	673
Series B, Rev., AMT, 5.00%, 11/15/2028	630	721
Grand Parkway Transportation Corp. Rev., BAN, 5.00%, 2/1/2023	10,000	11,055
Harris County Toll Road Authority, Senior Lien Series A, Rev., 5.00%, 8/15/2031	8,000	9,391
North Texas Tollway Authority System, First Tier
Series C, Rev., (SIFMA Municipal Swap Index Yield + 0.67%), 2.16%, 9/13/2018 (c)	6,000	5,830
Series A, Rev., 4.00%, 1/1/2033	2,500	2,617

		31,549

Utility — 0.7%
City of Cedar Park, Utility System Rev., 5.00%, 8/15/2022	560	621
City of San Antonio, Electric and Gas Systems, Junior Lien Series B, Rev., 2.00%, 12/1/2021 (d)	6,480	6,427
City of Victoria, Utility System
Rev., 2.00%, 12/1/2018	160	160
Rev., 2.50%, 12/1/2019	150	152

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — continued
Texas Municipal Gas Acquisition and Supply Corp. I Series D, Rev., 6.25%, 12/15/2026	2,005	2,318
West Travis County Public Utility Agency
Series 2017, Rev., 5.00%, 8/15/2022	545	603
Series 2017, Rev., 5.00%, 8/15/2023	325	366
Series 2017, Rev., 5.00%, 8/15/2027	350	412

		11,059

Water & Sewer — 0.4%
City of Dallas, Waterworks and Sewer System Series A, Rev., 5.00%, 10/1/2019	3,520	3,644
City of Galveston, Waterworks and Sewer System
Rev., 5.00%, 5/1/2019	205	209
Rev., 5.00%, 5/1/2020	245	257
Rev., 5.00%, 5/1/2021	265	286
Rev., 5.00%, 5/1/2024	380	433
City of San Antonio, Water System, Junior Lien Series E, Rev., 5.00%, 5/15/2019	1,000	1,024
North Harris County, Regional Water Authority, Senior Lien Rev., 5.00%, 12/15/2019	1,035	1,076

		6,929

Total Texas		160,922

Utah — 2.7%
General Obligation — 0.3%
State of Utah GO, 5.00%, 7/1/2021	4,925	5,358

Other Revenue — 0.9%
Utah Infrastructure Agency, Telecommunication Revenue Series A, Rev., 5.00%, 10/15/2025	10,380	11,292
West Valley City Municipal Building Authority
Rev., AGM, 4.00%, 2/1/2024	500	540
Rev., AGM, 5.00%, 2/1/2025	250	286
Rev., AGM, 5.00%, 2/1/2027	720	841
Rev., AGM, 5.00%, 2/1/2029	1,070	1,240
Rev., AGM, 5.00%, 2/1/2030	500	577

		14,776

Transportation — 1.5%
Salt Lake City Corp. Airport Revenue
Series A, Rev., AMT, 5.00%, 7/1/2022	1,000	1,099
Series A, Rev., AMT, 5.00%, 7/1/2029	5,250	6,059
Series A, Rev., AMT, 5.00%, 7/1/2031	5,000	5,727
Series A, Rev., AMT, 5.00%, 7/1/2032	5,105	5,822
Series A, Rev., AMT, 5.00%, 7/1/2033	4,260	4,839

		23,546

Total Utah		43,680

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Vermont — 0.1%
Education — 0.1%
University of Vermont and State Agricultural College
Rev., 5.00%, 10/1/2021	750	818
Rev., 5.00%, 10/1/2022	855	952

		1,770

Other Revenue — 0.0% (b)
Vermont Municipal Bond Bank Series 3, Rev., 5.00%, 12/1/2021	400	439

Total Vermont		2,209

Virginia — 0.6%
General Obligation — 0.1%
Loudoun County, Public Improvement Series A, GO, 5.00%, 12/1/2026	1,930	2,262

Hospital — 0.1%
Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 5.00%, 11/1/2028 (d)	1,375	1,642

Water & Sewer — 0.4%
Fairfax County Water Authority Series B, Rev., 5.25%, 4/1/2024	5,615	6,536

Total Virginia		10,440

Washington — 0.8%
Education — 0.0% (b)
University of Washington Rev., 1.75%, 4/1/2019	125	125

General Obligation — 0.1%
King County Public Hospital District No. 2, Evergreenhealth GO, 5.00%, 12/1/2019	870	904

Transportation — 0.2%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax
Series S-1, Rev., 5.00%, 11/1/2023	685	782
Series S-1, Rev., 5.00%, 11/1/2034	2,000	2,298

		3,080

Utility — 0.5%
City of Seattle, Municipal Light and Power Series B-1, Rev., VRDO, 2.24%, 9/13/2018 (d)	7,500	7,500
County of Snohomish, Public Utility District No. 1, Electric System Rev., 5.00%, 12/1/2025	500	582

		8,082

Total Washington		12,191

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

West Virginia — 0.2%
Utility — 0.2%
West Virginia Economic Development Authority, Appalachian Power Co. - AMOS Project Rev., 2.62%, 6/1/2022 (d)	2,905	2,906

Wisconsin — 1.0%
Education — 0.5%
Wisconsin Health and Educational Facilities Authority, Ascension Health Alliance Senior Credit Group Series B-2, Rev., 4.00%, 5/30/2019 (d)	5,815	5,908
Wisconsin Health and Educational Facilities Authority, Aspirus, Inc., Obligated Group
Rev., 5.00%, 8/15/2024	200	228
Rev., 5.00%, 8/15/2025	325	374
Rev., 5.00%, 8/15/2027	150	176
Wisconsin Health and Educational Facilities Authority, Thedacare, Inc. Rev., 5.00%, 12/15/2020	1,250	1,333

		8,019

General Obligation — 0.4%
City of Racine GO, 4.00%, 12/1/2025	300	328
State of Wisconsin Series A, GO, 5.00%, 5/1/2026	5,050	5,874

		6,202

Transportation — 0.1%
County of Milwaukee, Airport
Series A, Rev., AMT, 5.00%, 12/1/2018	1,400	1,410
Series A, Rev., AMT, 5.00%, 12/1/2028	1,000	1,141

		2,551

Total Wisconsin		16,772

Total Municipal Bonds (Cost $1,536,741)		1,540,909

Collateralized Mortgage Obligations — 0.0% (b)
FNMA REMIC Series 2002-36, Class FS, 2.56%, 6/25/2032 (d) (Cost $203)	203	204

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.0%
Investment Companies — 6.0%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38% (g) (h) (Cost $97,444)	97,445	97,444

Total Investments — 100.4% (Cost $1,634,388)		1,638,557
Liabilities in Excess of Other Assets — (0.4%)		(6,567)

NET ASSETS — 100.0%		1,631,990

Percentages indicated are based on net assets.

Abbreviations

AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
COP	Certificate of Participation
FNMA	Federal National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RE	Reinsured
REMIC	Real Estate Mortgage Investment Conduit
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.5% (a)
Alabama — 0.7%
Other Revenue — 0.3%
Montgomery County Public Building Authority, Warrants, Facilities Project Rev., 5.00%, 3/1/2029	1,000	1,125
UAB Medicine Finance Authority Series B-2, Rev., 3.50%, 9/1/2035	160	159

		1,284

Transportation — 0.4%
Alabama Federal Aid Highway Finance Authority Series A, Rev., 4.00%, 6/1/2037	1,350	1,414

Total Alabama		2,698

Alaska — 2.8%
Housing — 0.3%
Alaska Housing Finance Corp., General Mortgage
Series A, Rev., 4.00%, 6/1/2040	30	30
Series A, Rev., 3.50%, 6/1/2046	890	915

		945

Prerefunded — 1.4%
Alaska Municipal Bond Bank Authority Rev., 5.75%, 9/1/2018 (b)	2,500	2,500
Matanuska-Susitna Borough, Goose Creek Correctional Center Project Rev., AGC, 6.00%, 9/1/2019 (b)	1,745	1,817
Matanuska-Susitna Borough, Goose Creek Correctional Center Project, Unrefunded Balance Rev., AGC, 6.00%, 9/1/2019 (b)	1,005	1,047

		5,364

Utility — 1.1%
Alaska Energy Authority, Power, Bradley Lake Hydroelectric Project, Fourth Series Rev., AGM, 6.00%, 7/1/2019	3,915	4,048

Total Alaska		10,357

Arizona — 0.2%
Education — 0.2%
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing LLC — Arizona State University Project
Rev., 5.00%, 7/1/2032	350	392
Rev., 5.00%, 7/1/2033	150	168
Rev., 5.00%, 7/1/2037	200	220

		780

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (c)
Phoenix-Mesa Gateway Airport Authority, Mesa Project Rev., 4.00%, 7/1/2019	20	20

Total Arizona		800

Arkansas — 0.1%
Education — 0.1%
Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Series A, Rev., 5.00%, 11/1/2037	185	212
University of Arkansas, Student Fee, UALR Campus Rev., 5.00%, 10/1/2029	100	117

		329

General Obligation — 0.0% (c)
State of Arkansas, Four-Lane Highway Construction and Improvement Series 2013, GO, 5.00%, 6/15/2021	60	65

Total Arkansas		394

California — 14.9%
Certificate of Participation/Lease — 0.5%
City of Palm Springs Subseries B, COP, Zero Coupon, 4/15/2021 (b)	100	95
Riverside Public Financing Authority, Riverside Pavement Rehabilitation Project COP, AGM, 5.00%, 6/1/2033	1,500	1,664

		1,759

Education — 0.2%
California Educational Facilities Authority, Claremont McKenna College Series A, Rev., 4.00%, 1/1/2039	500	522

General Obligation — 4.4%
Alta Loma School District, Election of 2016 Series A, GO, 5.00%, 8/1/2032	60	71
Campbell Union High School District GO, 3.00%, 8/1/2030	620	634
County of Santa Clara, Campbell Union High School District GO, 3.00%, 8/1/2031	30	30
El Monte City School District GO, BAN, Zero Coupon, 4/1/2023	900	817
Los Angeles Unified School District Series D, GO, 5.00%, 1/1/2034	5,000	5,139
Mount San Antonio Community College District, Election of 2008 Series A, GO, Zero Coupon, 8/1/2043	7,150	6,169
Pomona Unified School District Series A, GO, NATL-RE, 6.10%, 2/1/2020	50	53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Santa Maria Joint Union High School District, Santa Barbara and San Luis Obispo GO, Zero Coupon, 8/1/2037	2,450	1,017
State of California, Various Purpose GO, 6.50%, 4/1/2033	2,285	2,350

		16,280

Hospital — 1.2%
California Health Facilities Financing Authority, Sutter Health Series A, Rev., 5.00%, 11/15/2041	250	282
California Municipal Finance Authority, Eisenhower Medical Center Series A, Rev., 5.00%, 7/1/2042	1,000	1,102
California Public Finance Authority, Henry Mayo Newhall Hospital
Rev., 5.00%, 10/15/2037	500	542
Rev., 5.00%, 10/15/2047	1,000	1,072
California Statewide Communities Development Authority, Marin General Hospital Project Rev., 4.00%, 8/1/2045	1,500	1,530

		4,528

Other Revenue — 2.2%
Golden State Tobacco Securitization Corp., Tobacco Settlement Series A-1, Rev., 3.50%, 6/1/2036	8,000	8,029

Prerefunded — 3.4%
California Health Facilities Financing Authority, Providence Health and Services Series C, Rev., 6.50%, 10/1/2018 (b)	40	40
California Health Facilities Financing Authority, Unrefunded Balance, Providence Health and Services Series C, Rev., 6.50%, 10/1/2018 (b)	1,960	1,960
San Diego Public Facilities Financing Authority, Senior Sewer Series A, Rev., 5.25%, 5/15/2019 (b)	7,500	7,701
State of California, Various Purpose GO, 6.50%, 4/1/2019 (b)	2,715	2,795

		12,496

Transportation — 0.6%
Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Rev., 4.00%, 4/1/2032	335	363
City of Los Angeles, Department of Airports Series A, Rev., AMT, 5.00%, 5/15/2038	1,250	1,367
Los Angeles Harbor Department Rev., 7.60%, 10/1/2018 (b)	415	417

		2,147

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 1.3%
City of Los Angeles, Department of Water and Power, Power System
Series D, Rev., 5.00%, 7/1/2033	610	697
Series A, Rev., 5.00%, 7/1/2035	1,700	1,987
Long Beach Bond Finance Authority, Natural Gas Series A, Rev., 5.25%, 11/15/2021	2,000	2,180

		4,864

Water & Sewer — 1.1%
East Bay Municipal Utility District Water System, Green Bonds Series B, Rev., 5.00%, 6/1/2033	515	596
East Bay Municipal Utility District, Wastewater System Series A, Rev., 5.00%, 6/1/2036	2,450	2,827
Orange County Water District Series A, Rev., 5.00%, 8/15/2034	650	770

		4,193

Total California		54,818

Colorado — 3.2%
Certificate of Participation/Lease — 1.1%
Adams County, Colorado Refunding and Improvement COP, 4.00%, 12/1/2040	2,815	2,884
Colorado Department of Transportation Headquarters Facilities COP, 5.00%, 6/15/2041	1,000	1,112

		3,996

Hospital — 0.6%
Colorado Health Facilities Authority, Vail Valley Medical Centre Project Rev., 4.00%, 1/15/2045	1,095	1,118
Denver Health and Hospital Authority Series A, Rev., 5.25%, 12/1/2045	1,000	1,057

		2,175

Prerefunded — 1.5%
Colorado Water Resources and Power Development Authority, Water and Wastewater Utility Enterprise Project
Series A, Rev., AGC, 5.13%, 12/1/2018 (b)	1,000	1,008
Series A, Rev., AGC, 5.25%, 12/1/2018 (b)	1,000	1,009
State of Colorado, Building Excellent Schools Today Series G, COP, 5.00%, 3/15/2021 (b)	2,000	2,155
University of Colorado, University Enterprise Series A, Rev., 5.38%, 6/1/2019 (b)	1,500	1,541

		5,713

Total Colorado		11,884

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Connecticut — 1.0%
Education — 0.7%
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program
Series A, Rev., AMT, 5.00%, 11/15/2019	175	181
Series A, Rev., AMT, 5.00%, 11/15/2020	300	316
State of Connecticut, Health and Educational Facility Authority
Rev., 5.00%, 7/1/2034	725	811
Rev., 5.00%, 7/1/2036	450	499
Rev., 5.00%, 7/1/2039	490	540
University of Connecticut Series A, Rev., 5.00%, 2/15/2028	15	16

		2,363

General Obligation — 0.0% (c)
Town of Cheshire GO, 4.00%, 8/1/2019	80	82

Housing — 0.3%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Subseries B-2, Rev., 4.00%, 11/15/2032	515	529
Subseries A-1, Rev., 4.00%, 11/15/2045	145	151
Subseries A-1, Rev., 4.00%, 11/15/2047	440	461

		1,141

Total Connecticut		3,586

Delaware — 0.8%
Education — 0.3%
The Delaware Economic Development Authority, Newark Charter School, Inc. Project
Series A, Rev., 5.00%, 9/1/2036	500	543
Series A, Rev., 5.00%, 9/1/2046	500	534

		1,077

Hospital — 0.4%
Delaware State Health Facilities Authority, Bayhealth Medical Center Project Series A, Rev., 4.00%, 7/1/2043	1,275	1,297

Housing — 0.1%
Delaware State Housing Authority, Senior Single Family Mortgage Series A-1, Rev., AMT, 4.90%, 7/1/2029	480	494

Total Delaware		2,868

District of Columbia — 1.9%
General Obligation — 1.6%
District of Columbia Series B, GO, NATL-RE, 6.00%, 6/1/2019	3,965	4,094

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Series A, GO, 5.00%, 6/1/2037	1,500	1,729

		5,823

Prerefunded — 0.3%
District of Columbia Series A, Rev., 6.00%, 7/1/2023 (b)	1,000	1,176

Total District of Columbia		6,999

Florida — 2.3%
General Obligation — 0.7%
Hillsborough County, Parks and Recreation Program GO, NATL-RE, 5.25%, 7/1/2025	2,415	2,794

Hospital — 0.1%
Orange County Health Facilities Authority Series B, Rev., 4.00%, 10/1/2045	215	215

Housing — 0.0% (c)
Florida Housing Finance Corp., Homeowner Mortgage Series 1, Rev., 5.00%, 7/1/2041	15	15
Florida Housing Finance Corp., Homeowner Mortgage, Special Program Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	120	123

		138

Other Revenue — 0.2%
Capital Trust Agency Inc., H-Bay Ministries, Inc., Superior Residences Project
Rev., 3.75%, 7/1/2023	215	216
Rev., 4.00%, 7/1/2028	375	373

		589

Prerefunded — 0.0% (c)
County of Miami-Dade, Miami International Airport Series A, Rev., AMT, AGC, 5.25%, 10/1/2018 (b)	55	55

Transportation — 0.9%
Hillsborough County Aviation Authority, Tampa International Airport Series B, Rev., NATL-RE, 6.00%, 10/1/2018	3,205	3,215

Utility — 0.4%
Tohopekaliga Water Authority, Utility System Series A, Rev., 4.00%, 10/1/2041	1,320	1,368

Total Florida		8,374

Georgia — 2.2%
Hospital — 1.9%
Dalton Development Authority, Hamilton Health Care System Rev., NATL-RE, 5.50%, 8/15/2026	3,380	3,757

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Dalton Whitfield County Joint Development Authority, Hamilton Health Care System Series 2017, Rev., 4.00%, 8/15/2041	1,000	1,031
Fulton County Georgia Development Authority, Hospital Revenue Health System Rev., 5.00%, 4/1/2042	2,150	2,366

		7,154

Housing — 0.3%
Georgia Housing and Finance Authority, Single Family Mortgage
Rev., 5.00%, 6/1/2029	20	21
Subseries A-1, Rev., 4.00%, 6/1/2044	255	264
Series A, Rev., 4.00%, 12/1/2047	705	736

		1,021

Total Georgia		8,175

Hawaii — 0.6%
General Obligation — 0.6%
City and County of Honolulu Series A, GO, 5.00%, 10/1/2037	1,970	2,231

Illinois — 2.8%
Education — 0.5%
Chicago Public Building Commission, Board of Education Series A, Rev., NATL-RE, 7.00%, 1/1/2020 (b)	1,750	1,821

General Obligation — 1.3%
City of Chicago Series 2006A, GO, AGM, 4.75%, 1/1/2030	100	100
Cook County Forest Preserve District, Limited Tax Project Series B, GO, 5.00%, 12/15/2037	295	310
State of Illinois GO, 5.50%, 7/1/2038	3,000	3,173
Village of Bolingbrook Series A, GO, AGM, 5.00%, 1/1/2033	1,000	1,122

		4,705

Hospital — 0.1%
Illinois Finance Authority, Healthcare Enterprises, Inc.
Series C, Rev., 5.00%, 3/1/2033	305	342
Series C, Rev., 5.00%, 3/1/2034	205	229

		571

Other Revenue — 0.2%
City of Chicago, Tax Increment, Pilsen Redevelopment Project Series A, Rev., 5.00%, 6/1/2019	500	510

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
Railsplitter Tobacco Settlement Authority Rev., 5.25%, 6/1/2021	200	216

		726

Prerefunded — 0.4%
City of Chicago, O'Hare International Airport, Third Lien Series A, Rev., 5.75%, 1/1/2021 (b)	1,260	1,370

Transportation — 0.3%
City of Chicago, O'Hare International Airport, Third Lien Series A, Rev., 5.75%, 1/1/2039	240	259
Regional Transportation Authority Series D, Rev., NATL-RE, 7.75%, 6/1/2019	925	966

		1,225

Total Illinois		10,418

Indiana — 1.2%
Prerefunded — 1.2%
Indiana Finance Authority, State Revolving Fund Program Series A, Rev., 5.00%, 2/1/2022 (b)	4,000	4,407

Iowa — 0.2%
Housing — 0.2%
Iowa Finance Authority Single Family Mortgage-Backed Securities Program
Series 2, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2028	125	128
Series 1, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2029	25	25
Series D, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 7/1/2046	645	663

Total Iowa		816

Kansas — 0.3%
General Obligation — 0.3%
Wyandotte County Unified School District No. 203 Series A, GO, 4.00%, 9/1/2048	1,000	1,019

Industrial Development Revenue/Pollution Control Revenue — 0.0% (c)
Kansas State Development Finance Authority, Water Pollution Control Series CW, Rev., 5.00%, 11/1/2018 (b)	15	15

Total Kansas		1,034

Kentucky — 0.6%
Education — 0.1%
Kentucky Higher Education Student Loan Corp. Series A, Rev., AMT, 5.00%, 6/1/2019	460	469

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — 0.5%
City of Ashland, Kings Daughters Medical Center Rev., 4.00%, 2/1/2036	1,750	1,759

Housing — 0.0% (c)
Kentucky Housing Corp. Series A, Rev., 5.00%, 1/1/2028	50	52

Total Kentucky		2,280

Louisiana — 0.6%
Hospital — 0.3%
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project Rev., 5.00%, 5/15/2047	1,055	1,154

Other Revenue — 0.3%
Tobacco Settlement Financing Corp., Asset-Backed Series A, Rev., 5.25%, 5/15/2035	1,000	1,081

Utility — 0.0% (c)
State of Louisiana, Gas and Fuels Tax Series A-1, Rev., 5.00%, 5/1/2020	100	105

Total Louisiana		2,340

Maine — 1.8%
Housing — 0.2%
Maine State Housing Authority Series A, Rev., 4.00%, 11/15/2045	575	599

Other Revenue — 0.0% (c)
Maine Municipal Bond Bank Series E, Rev., 4.00%, 11/1/2021	100	106

Prerefunded — 1.6%
Maine Turnpike Authority Rev., 6.00%, 7/1/2019 (b)	5,675	5,871

Total Maine		6,576

Maryland — 0.4%
Housing — 0.4%
Montgomery County Housing Opportunities Commission, Single Family Mortgage
Series A, Rev., 4.00%, 1/1/2031	325	337
Series A, Rev., 4.00%, 7/1/2048	940	985

Total Maryland		1,322

Massachusetts — 2.6%
Education — 0.3%
Massachusetts Development Finance Agency, Emerson College
Rev., 5.00%, 1/1/2036	825	913
Rev., 5.00%, 1/1/2037	315	347

		1,260

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 1.0%
Commonwealth of Massachusetts, Consolidated Loan of 2016 Series J, GO, 4.00%, 12/1/2039	3,690	3,831

Housing — 0.6%
Massachusetts Housing Finance Agency, Single Family Housing
Series 177, Rev., AMT, 4.00%, 6/1/2039	595	618
Series 167, Rev., 4.00%, 12/1/2043	445	460
Series 169, Rev., 4.00%, 12/1/2044	1,010	1,043

		2,121

Transportation — 0.7%
Commonwealth of Massachusetts Transportation Fund, Rail Enhancement and Accelerated Bridge Programs Series B, Rev., 4.00%, 6/1/2046	2,480	2,564

Total Massachusetts		9,776

Michigan — 0.8%
Housing — 0.4%
Michigan State Housing Development Authority, Single-Family Mortgage
Series A, Rev., 4.00%, 6/1/2046	165	171
Series B, Rev., 3.50%, 6/1/2047	1,095	1,124

		1,295

Transportation — 0.4%
State of Michigan, Trunk Line Rev., 5.00%, 11/15/2036	1,500	1,624

Total Michigan		2,919

Minnesota — 1.9%
Education — 0.5%
Minnesota Higher Education Facilities Authority, Carleton College
Rev., 4.00%, 3/1/2032	1,000	1,083
Rev., 4.00%, 3/1/2033	500	537
Minnesota Higher Educational Facilities Authority, The College of Saint Catherine Series 5-N2, Rev., VRDO, LOC: U.S. Bank NA, 1.49%, 9/13/2018 (d)	350	350

		1,970

General Obligation — 0.6%
Aurora Independent School District No. 2711, School Building, Capital Appreciation
Series B, GO, Zero Coupon, 2/1/2026	200	161
Series B, GO, Zero Coupon, 2/1/2027	425	329
Series B, GO, Zero Coupon, 2/1/2028	225	167
Series B, GO, Zero Coupon, 2/1/2029	1,560	1,108
Series B, GO, Zero Coupon, 2/1/2030	880	596

		2,361

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Housing — 0.7%
Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 6/1/2035	120	124
Minneapolis/St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program, City Living Home Programs
Series A, Rev., GNMA COLL, 4.50%, 12/1/2026	100	101
Series A-1, Rev., GNMA/FNMA/FHLMC, 5.25%, 12/1/2040	24	24
Series A-2, Rev., GNMA/FNMA/FHLMC, 5.52%, 3/1/2041	110	112
Minnesota Housing Finance Agency, Homeownership Finance, Mortgage-Backed Securities Program
Series B, Rev., GNMA/FNMA/FHLMC, 4.50%, 1/1/2031	50	51
Series D, Rev., GNMA/FNMA/FHLMC, 4.50%, 7/1/2034	45	47
Series E, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2035	105	107
Minnesota Housing Finance Agency, Residential Housing Finance
Series A, Rev., 4.00%, 7/1/2038	325	337
Series D, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2040	160	163
Series C, Rev., AMT, GNMA/FNMA/FHLMC, 4.00%, 1/1/2045	865	900
Series B, Rev., GNMA/FNMA/FHLMC COLL, 4.00%, 7/1/2047	455	476

		2,442

Utility — 0.1%
City of Rochester, Electric Utility Series A, Rev., 5.00%, 12/1/2028	250	294

Total Minnesota		7,067

Mississippi — 0.3%
Water & Sewer — 0.3%
Mississippi Development Bank, Water and Sewer System Project, Special Obligation Rev., AGM, 6.88%, 12/1/2040	1,000	1,197

Missouri — 0.9%
Education — 0.6%
Missouri State Health and Educational Facilities Authority, Health Facilities, SSM Health Series A, Rev., 4.00%, 6/1/2048	2,160	2,158

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Housing — 0.3%
Missouri Housing Development Commission, Single Family Mortgage, First Place Homeownership Loan Program
Series B, Rev., GNMA/FNMA/FHLMC COLL, 3.50%, 5/1/2041	505	520
Series B-2, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/1/2045	675	706
Missouri Housing Development Commission, Single Family Mortgage, Special Homeownership Loan Program
Series E-3, Rev., GNMA/FNMA/FHLMC, 4.63%, 5/1/2028	20	21
Series E-4, Rev., GNMA/FNMA/FHLMC, 4.25%, 11/1/2030	50	51

		1,298

Industrial Development Revenue/Pollution Control Revenue — 0.0% (c)
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Series B, Rev., 5.00%, 7/1/2025	35	37

Total Missouri		3,493

Montana — 0.2%
Housing — 0.1%
Montana Board of Housing, Single Family Homeownership
Series B2, Rev., AMT, 5.00%, 12/1/2027	290	303
Series A-2, Rev., AMT, 4.00%, 12/1/2038	170	176

		479

Prerefunded — 0.1%
City of Helena COP, 5.00%, 1/1/2019 (b)	400	404

Total Montana		883

Nebraska — 0.1%
Utility — 0.1%
Public Power Generation Agency, Whelan Energy Center Unit 2 Series A, Rev., 5.00%, 1/1/2034	185	208

Nevada — 0.1%
Transportation — 0.1%
City of Reno, Sales Tax Revenue, Senior Lien, ReTrac-Reno Transportation Rail Access Corridor Project Rev., AGM, 4.00%, 6/1/2048	375	379

New Hampshire — 0.1%
Housing — 0.1%
New Hampshire Housing Finance Authority, Single Family Mortgage Series C, Rev., 4.00%, 1/1/2028	135	137

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Housing — continued
Series A, Rev., 5.25%, 7/1/2028	50	52

Total New Hampshire		189

New Jersey — 4.3%
Housing — 0.3%
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series A, Rev., 4.50%, 10/1/2048	1,000	1,071

Other Revenue — 1.0%
Tobacco Settlement Financing Corp.
Series A, Rev., 4.00%, 6/1/2037	1,000	1,017
Series A, Rev., 5.00%, 6/1/2046	1,000	1,089
Series A, Rev., 5.25%, 6/1/2046	1,500	1,673

		3,779

Prerefunded — 0.0% (c)
New Jersey Economic Development Authority, School Facilities Construction Series Y, Rev., 4.75%, 9/1/2018 (b)	40	40

Transportation — 3.0%
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems Series A, Rev., Zero Coupon, 12/15/2036	10,355	4,483
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement
Series A-1, Rev., 5.00%, 6/15/2027	2,670	3,003
Rev., 5.00%, 6/15/2031	3,000	3,329

		10,815

Total New Jersey		15,705

New Mexico — 0.3%
Housing — 0.3%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program
Series A, Class I, Rev., GNMA/FNMA/FHLMC, 5.00%, 9/1/2030	35	36
Series A, Class I, Rev., GNMA/FNMA/FHLMC, 4.25%, 3/1/2043	240	247
Series B-1, Rev., GNMA/FNMA/FHLMC, 3.75%, 9/1/2048	645	672

		955

Transportation — 0.0% (c)
New Mexico Finance Authority, State Transportation, Senior Lien Series B, Rev., 5.00%, 6/15/2024	100	106

Total New Mexico		1,061

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New York — 7.8%
Housing — 0.1%
New York Mortgage Agency, Homeowner Mortgage Series 197, Rev., 3.50%, 10/1/2044	430	443

Other Revenue — 1.5%
New York City Transitional Finance Authority Series C, Rev., 5.00%, 11/1/2021	170	181
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2017 Series B, Subseries B-1, Rev., 5.00%, 8/1/2036	1,020	1,171
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2018 Series B-1, Rev., 5.00%, 8/1/2045	1,160	1,315
New York Convention Center Development Corp., Subordinated Lien Hotel Unit fee
Series B, Rev., Zero Coupon, 11/15/2055	4,970	1,036
Series B, Rev., Zero Coupon, 11/15/2056	6,500	1,328
TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2020	500	522

		5,553

Prerefunded — 0.0% (c)
Metropolitan Transportation Authority Series H, Rev., 5.00%, 11/15/2022 (b)	65	73

Special Tax — 0.0% (c)
New York State Dormitory Authority, Unrefunded Balance Series A, Rev., 4.00%, 2/15/2019	100	101

Transportation — 4.1%
Metropolitan Transportation Authority
Series D, Rev., 5.00%, 11/15/2030	400	458
Series D, Rev., 5.00%, 11/15/2031	400	459
Series B, Rev., 5.00%, 11/15/2037	2,000	2,247
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C&D Redevelopment Project
Rev., AMT, 4.00%, 1/1/2036	1,500	1,510
Rev., AMT, 5.00%, 1/1/2036	1,125	1,245
Port Authority of New York and New Jersey, Consolidated, 93rd Series Rev., 6.13%, 6/1/2094	7,580	9,028

		14,947

Utility — 1.3%
Utility Debt Securitization Authority Series TE, Rev., 5.00%, 12/15/2041	4,250	4,740

Water & Sewer — 0.8%
Erie County Water Authority Rev., 4.00%, 12/1/2038	1,000	1,054

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Water & Sewer — continued
New York State Environmental Facilities Corp., State Clean Water and Drinking Water Revolving Funds, Municipal Water Finance Authority Projects-Second Resolution Series A, Rev., 5.00%, 6/15/2037	1,750	2,023

		3,077

Total New York		28,934

North Carolina — 1.3%
Education — 0.9%
North Carolina Capital Facilities Finance Agency, Meredith College
Rev., 5.00%, 6/1/2027	1,060	1,200
Rev., 5.00%, 6/1/2028	905	1,017
Rev., 5.00%, 6/1/2029	350	392
Rev., 5.00%, 6/1/2030	450	502

		3,111

Housing — 0.4%
North Carolina Housing Finance Agency, Homeownership
Series 2, Rev., 4.25%, 1/1/2028	60	61
Series 1, Rev., 4.50%, 7/1/2028	125	128
Series A, Rev., AMT, 3.50%, 7/1/2039	405	415
Series 38-B, Rev., 4.00%, 7/1/2047	960	1,007

		1,611

Total North Carolina		4,722

North Dakota — 0.3%
Housing — 0.3%
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series B, Rev., 4.50%, 1/1/2028	170	176
Series D, Rev., 4.25%, 7/1/2028	110	111
Series B, Rev., 5.00%, 7/1/2028	20	20
Series A, Rev., 4.00%, 7/1/2034	370	383
Series D, Rev., 3.50%, 7/1/2046	515	530

Total North Dakota		1,220

Ohio — 1.9%
Education — 0.0% (c)
Miami University, A State University of Ohio Rev., 5.00%, 9/1/2029	25	29

General Obligation — 1.1%
County of Union, Memorial Hospital GO, 4.00%, 12/1/2041	1,825	1,863

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Greenville City School District, School Improvement
GO, 5.25%, 1/1/2038	1,000	1,097
GO, 5.25%, 1/1/2041	1,000	1,094
State of Ohio, Higher Education Series B, GO, 5.00%, 8/1/2023	110	122

		4,176

Hospital — 0.3%
County of Warren, Otterbein Homes Obligated Group, Healthcare Facilities Series A, Rev., 5.50%, 7/1/2039	1,000	1,109

Housing — 0.1%
Ohio Housing Finance Agency, Single Family Mortgage
Series 1, Rev., GNMA/FNMA/FHLMC, 4.80%, 11/1/2028	50	51
Series 1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/1/2028	35	36
Series 3, Rev., GNMA/FNMA/FHLMC, 4.50%, 11/1/2029	125	129

		216

Prerefunded — 0.4%
County of Richland, Correctional Facilities Improvement
GO, AGC, 5.88%, 12/1/2018 (b)	500	505
GO, AGC, 6.00%, 12/1/2018 (b)	400	405
GO, AGC, 6.13%, 12/1/2018 (b)	650	657

		1,567

Total Ohio		7,097

Oklahoma — 1.5%
Hospital — 0.2%
Oklahoma Development Finance Authority, Health System, Ou Medicine Project Series B, Rev., AGM, 4.00%, 8/15/2048	700	696

Housing — 0.0% (c)
Oklahoma Housing Finance Agency, Single Family Mortgage, Homeownership Loan Program
Series B, Rev., GNMA COLL, 4.50%, 9/1/2027	60	62
Series A, Rev., GNMA COLL, 4.75%, 3/1/2028	55	57

		119

Other Revenue — 0.0% (c)
Grand River Dam Authority Series A, Rev., 4.00%, 6/1/2022	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Prerefunded — 0.6%
Oklahoma City Water Utilities Trust, Water and Sewer System Series A, Rev., 5.00%, 7/1/2019 (b)	2,000	2,055

Transportation — 0.7%
Oklahoma Turnpike Authority, Turnpike System, Second Senior
Series A, Rev., 5.00%, 1/1/2037	1,665	1,891
Series C, Rev., 4.00%, 1/1/2042	600	622

		2,513

Total Oklahoma		5,394

Oregon — 0.1%
Utility — 0.1%
City of Eugene, Electric Utility System Series A, Rev., 4.00%, 8/1/2031	325	351

Pennsylvania — 9.0%
Certificate of Participation/Lease — 0.3%
Commonwealth of Pennsylvania, Certificates of Participation Series A, COP, 4.00%, 7/1/2046	1,200	1,212

General Obligation — 1.2%
City of Pittsburgh GO, 4.00%, 9/1/2031	1,155	1,225
Commonwealth of Pennsylvania Series 2004, GO, AGM, 5.38%, 7/1/2020	150	159
Nazareth Area School District Series E, GO, 5.00%, 11/15/2037	1,245	1,402
The School Board of Philadelphia County Series B, GO, AGM, 4.00%, 9/1/2043	1,250	1,267
Upper Merion Area School District GO, 5.00%, 1/15/2036	250	285

		4,338

Hospital — 3.9%
Allegheny County Hospital Development Authority, Allegheny Health Network Obligated Group Rev., 4.00%, 4/1/2044	2,000	1,968
Berks County Industrial Development Authority, Tower Health Project Rev., 5.00%, 11/1/2037	430	476
DuBois Hospital Authority, Penn Highlands Healthcare Rev., 4.00%, 7/15/2048	1,200	1,181
Lancaster County Hospital Authority, Health Center, Masonic Villages Project
Rev., 5.00%, 11/1/2036	510	561
Rev., 5.00%, 11/1/2037	250	274
Montgomery County Higher Education and Health Authority, Thomas Jefferson University
Rev., 4.00%, 9/1/2038	3,725	3,755

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued
Rev., 4.00%, 9/1/2043	3,740	3,768
West Cornwall Township Municipal Authority, Pleasant View Retirement Community Project
Rev., 3.00%, 12/15/2023	580	576
Rev., 4.00%, 12/15/2028	1,000	1,032
Rev., 5.00%, 12/15/2038	750	811

		14,402

Housing — 0.4%
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 112, Rev., 5.00%, 4/1/2028	75	77
Series 118A, Rev., AMT, 3.50%, 4/1/2040	1,025	1,047
Series 122, Rev., 4.00%, 10/1/2046	490	512

		1,636

Other Revenue — 2.7%
Commonwealth Financing Authority, Tobacco Master Settlement Payment Series 2018, Rev., AGM, 4.00%, 6/1/2039	9,950	10,113

Water & Sewer — 0.5%
Erie City Water Authority Series A, Rev., AGM, 5.00%, 12/1/2043	1,500	1,681

Total Pennsylvania		33,382

Rhode Island — 0.1%
Education — 0.1%
Rhode Island Student Loan Authority, Senior Series A, Rev., AMT, 5.00%, 12/1/2020	300	317

South Carolina — 5.5%
Housing — 0.1%
South Carolina State Housing Finance and Development Authority Series A, Rev., 4.00%, 1/1/2047	375	392

Prerefunded — 2.6%
Laurens County School District No. 056 GO, AGC, SCSDE, 6.13%, 3/1/2019 (b)	9,515	9,725

Transportation — 0.3%
South Carolina State Ports Authority Rev., AMT, 4.00%, 7/1/2040	1,095	1,103

Utility — 2.5%
Piedmont Municipal Power Agency, Electric Rev., FGIC, 6.75%, 1/1/2020 (b)	3,900	4,155

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utility — continued
Piedmont Municipal Power Agency, Electric, Unrefunded Balance Rev., NATL-RE, 6.75%, 1/1/2020	4,615	4,896

		9,051

Total South Carolina		20,271

South Dakota — 0.3%
Housing — 0.3%
South Dakota Housing Development Authority, Homeownership Mortgage
Series D, Rev., AMT, 4.00%, 11/1/2029	415	426
Series A, Rev., AMT, 4.50%, 5/1/2031	75	78
Series D, Rev., 4.00%, 11/1/2045	550	573
South Dakota Housing Development Authority, Single Family Mortgage Series 2, Rev., 4.25%, 5/1/2032	160	164

Total South Dakota		1,241

Tennessee — 2.3%
Hospital — 1.1%
Greeneville Health and Educational Facilities Board, Ballad Health Obligated Group Rev., 4.00%, 7/1/2040	4,000	4,029

Housing — 0.1%
Tennessee Housing Development Agency, Homeownership Program
Series A, Rev., AMT, 4.50%, 7/1/2031	120	124
Series 1A, Rev., AMT, 4.50%, 1/1/2038	110	114
Tennessee Housing Development Agency, Housing Finance Program Series A, Rev., 4.50%, 1/1/2028	55	57

		295

Utility — 1.1%
Tennessee Energy Acquisition Corp., Gas Project Rev., 4.00%, 11/1/2025 (d)	4,000	4,246

Total Tennessee		8,570

Texas — 5.3%
Education — 1.8%
Clifton Higher Education Finance Corp., Idea Public Schools
Series B, Rev., 4.00%, 8/15/2023	500	528
Series B, Rev., 5.00%, 8/15/2024	345	385
Series B, Rev., 5.00%, 8/15/2025	460	516
Rev., 6.00%, 8/15/2033	1,250	1,411
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Hospital
Rev., 5.13%, 9/1/2033	1,000	1,083

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued
Rev., 5.50%, 9/1/2043	2,300	2,549
University of Texas System Series A, Rev., 5.00%, 7/1/2031	210	242

		6,714

General Obligation — 0.2%
City of Carrollton GO, 5.00%, 8/15/2026	535	551
County of Collin, Wylie Independent School District, Unlimited Tax GO, PSF-GTD, Zero Coupon, 8/15/2020	135	130

		681

Hospital — 0.1%
Harris County Health Facilities Development Corp., Children's Hospital Project Rev., 5.50%, 10/1/2019 (b)	485	495

Housing — 0.1%
Texas Department of Housing and Community Affairs, Residential Mortgage Series B, Rev., GNMA COLL, 4.25%, 1/1/2034	250	257

Prerefunded — 1.6%
Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System Series B, Rev., 7.25%, 12/1/2018 (b)	3,500	3,547
North Texas Tollway Authority, Special Projects System Series A, Rev., 6.00%, 9/1/2021 (b)	2,000	2,233

		5,780

Transportation — 0.6%
Dallas-Fort Worth International Airport, Joint Improvement Series A, Rev., 5.00%, 11/1/2042	1,965	2,072

Utility — 0.0% (c)
City of San Antonio, Electric and Gas Systems Rev., 5.00%, 2/1/2032	35	40

Water & Sewer — 0.9%
City of Houston, Water and Sewer System, Junior Lien Series A, Rev., AGM, 5.75%, 12/1/2032 (b)	2,500	3,384

Total Texas		19,423

Vermont — 1.5%
Education — 1.2%
Vermont Student Assistance Corp., Education Loan
Series B, Class A-1, Rev., (ICE LIBOR USD 3 Month + 1.50%), 3.82%, 10/1/2018 (e)	8	8
Series A, Rev., AMT, 5.00%, 6/15/2022	725	775
Series A, Rev., AMT, 3.63%, 6/15/2029	1,000	985
Series A, Rev., AMT, 3.75%, 6/15/2030	1,400	1,388

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Education — continued
Series A, Rev., AMT, 4.00%, 6/15/2031	500	504
Series A, Rev., AMT, 4.00%, 6/15/2032	200	200
Series A, Rev., AMT, 4.00%, 6/15/2033	250	249
Series A, Rev., AMT, 4.00%, 6/15/2034	200	197

		4,306

Housing — 0.3%
Vermont Housing Finance Agency, Mortgage-Backed Securities Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 2/1/2026	120	124
Vermont Housing Finance Agency, Multiple Purpose
Series B, Rev., AMT, 4.13%, 11/1/2042	635	647
Series A, Rev., AMT, 4.00%, 11/1/2046	350	364

		1,135

Total Vermont		5,441

Virginia — 1.8%
Hospital — 1.2%
Norfolk Economic Development Authority, Sentara Healthcare Series B, Rev., 4.00%, 11/1/2048	4,375	4,450

Other Revenue — 0.0% (c)
Virginia Resources Authority, Infrastructure and State Moral Obligation
Series B, Rev., 5.00%, 11/1/2023	90	98
Series B, Rev., 5.00%, 11/1/2026	50	55

		153

Prerefunded — 0.1%
Virginia Resources Authority, Infrastructure and State Moral Obligation Series B, Rev., 5.00%, 11/1/2021 (b)	185	203

Transportation — 0.5%
Capital Region Airport Commission (Richmond International Airport)
Series A, Rev., 4.00%, 7/1/2035	350	366
Series A, Rev., 4.00%, 7/1/2036	320	333
Virginia Commonwealth Transportation Board, Capital Projects Series A, Rev., 4.00%, 5/15/2036	1,000	1,051

		1,750

Total Virginia		6,556

Washington — 2.2%
Education — 0.9%
Western Washington University, Housing and Dining System, Junior Lien Series A, Rev., AMBAC, 5.50%, 10/1/2022	2,985	3,173

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.0% (c)
State of Washington, Various Purpose Series D, GO, 5.00%, 2/1/2020	100	104

Housing — 0.2%
Washington Housing Finance Commission, Single-Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	390	399
Washington State Housing Finance Commission, Homeownership Program Series B, Rev., GNMA/FNMA/FHLMC, 4.25%, 10/1/2032	375	384

		783

Utility — 1.1%
Chelan County Public Utility District No. 1 Series A, Rev., AMT, 5.50%, 7/1/2026	350	381
City of Tacoma, Electric System Rev., 4.00%, 1/1/2047	3,445	3,536

		3,917

Total Washington		7,977

West Virginia — 0.3%
Education — 0.3%
West Virginia Hospital Finance Authority, University Health System Rev., 4.00%, 6/1/2051	1,000	984

Wisconsin — 4.1%
Education — 2.7%
Public Finance Authority, Central District Development Project Rev., 5.00%, 3/1/2027	280	324
Wisconsin Health and Educational Facilities Authority, Children's Hospital of Wisconsin, Inc.
Rev., 4.00%, 8/15/2042	4,220	4,295
Rev., 4.00%, 8/15/2047	4,800	4,851
Wisconsin Health and Educational Facilities Authority, St. John's Communities, Inc. Project Series A, Rev., 5.00%, 9/15/2040	665	691

		10,161

Housing — 1.4%
Wisconsin Housing and Economic Development Authority, Home Ownership
Series B, Rev., 4.00%, 3/1/2048	2,945	3,095
Series C, Rev., FNMA COLL, 4.00%, 3/1/2048	1,905	2,004

		5,099

Total Wisconsin		15,260

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Municipal Bonds — continued
Wyoming — 0.0% (c)
Housing — 0.0% (c)
Wyoming Community Development Authority Housing Series 1, Rev., AMT, 4.00%, 6/1/2032	30		30

Total Municipal Bonds (Cost $340,520)			352,424

	NO. OF WARRANTS (000)
Warrants — 0.0% (c)
Road & Rail — 0.0% (c)
Jack Cooper Enterprises, Inc. expiring 10/29/2027, price 1.00*‡ (Cost $—)	—	(f)	—

Investments	SHARES (000)
Short-Term Investments — 2.6%
Investment Companies — 2.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38% (g) (h) (Cost $9,508)	9,508		9,508

Total Investments — 98.1% (Cost $350,028)			361,932
Other Assets Less Liabilities — 1.9%			6,993

NET ASSETS — 100.0%			368,925

Percentages indicated are based on net assets.

Futures contracts outstanding as of August 31, 2018 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Note	(53)	12/2018	USD	(6,368)	8

					8

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LOC	Letter of Credit
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue
SCSDE	South Carolina School District Enhancement
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Security is prerefunded or escrowed to maturity.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(f)	Amount rounds to less than one thousand.
(g)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(h)	The rate shown is the current yield as of August 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 96.5% (a)
Alabama — 2.0%
Education — 0.0% (b)
Alabama Public School and College Authority Series C, Rev., 5.00%, 9/1/2018	25	25
Madison County Board of Education, Tax Anticipation Warrants Rev., 5.00%, 9/1/2018	45	45

		70

General Obligation — 0.0% (b)
City of Orange Beach GO, AGC, 5.00%, 10/1/2018	25	25

Housing — 0.1%
Alabama Housing Finance Authority Multi-Family Housing, Summit Ridge Apartments Project Series D, Rev., FHA, 1.35%, 7/1/2019 (c)	2,890	2,876

Prerefunded — 0.0% (b)
Madison County Board of Education, Tax Anticipation Warrants
Rev., AGC, 4.80%, 9/1/2018 (d)	25	25
Rev., AGC, 5.13%, 9/1/2018 (d)	45	45

		70

Utility — 1.9%
Black Belt Energy Gas District, Gas Prepay Series B-2, Rev., (SIFMA Municipal Swap Index Yield + 0.62%), 2.11%, 9/13/2018 (e)	30,000	29,856
Black Belt Energy Gas District, Gas Supply Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 6/1/2021 (c)	11,450	11,951
Southeast Alabama Gas District, Project No. 1 Series A, Rev., 5.00%, 4/1/2020	1,000	1,046
Southeast Alabama Gas Supply District (The), Project No. 2
Series A, Rev., 4.00%, 6/1/2019	830	843
Series A, Rev., 4.00%, 6/1/2020	1,000	1,034

		44,730

Total Alabama		47,771

Arizona — 0.9%
Certificate of Participation/Lease — 0.1%
Arizona State University
Series 2018A, COP, 5.00%, 6/1/2019	1,450	1,485
Series 2018A, COP, 5.00%, 6/1/2020	1,000	1,055

		2,540

Education — 0.0% (b)
Industrial Development Authority of The City of Phoenix, Downtown Phoenix Student Housing LLC - Arizona State University Project
Rev., 5.00%, 7/1/2023	140	154

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued
Rev., 5.00%, 7/1/2024	200	223

		377

General Obligation — 0.2%
Maricopa County School District No. 66, Roosevelt Elementary
GO, 5.00%, 7/1/2020	1,450	1,529
GO, 5.00%, 7/1/2021	1,520	1,639
Maricopa County School District No. 66, Roosevelt Elementary, Arizona School Improvement Bonds
Series 2017-A, GO, 5.00%, 7/1/2020	1,025	1,081
Series 2017-A, GO, 5.00%, 7/1/2021	1,150	1,240
Maricopa County Union High School District No. 201, School Improvement GO, 3.00%, 7/1/2019	275	278

		5,767

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Coconino County Pollution Control Corp., Nevada Power Company Projects Series B, Rev., 1.60%, 5/21/2020 (c)	1,100	1,089

Other Revenue — 0.1%
City of Phoenix Civic Improvement Corp. Series A, Rev., 5.00%, 7/1/2019	1,000	1,027
Gilbert Public Facilities Municipal Property Corp., Revenue Refunding Bonds Rev., 4.00%, 7/1/2019	20	20

		1,047

Transportation — 0.4%
Arizona Department of Transportation State Highway Fund Series A, Rev., 5.00%, 7/1/2020	400	423
Arizona Transportation Board, Maricopa County Regional Area Road Fund Rev., 5.00%, 7/1/2020	8,565	9,061

		9,484

Utility — 0.0% (b)
Salt River Project Agricultural Improvement and Power District, Electric System
Series B, Rev., 4.00%, 12/1/2018	25	25
Series A, Rev., 5.00%, 12/1/2018	20	20

		45

Water & Sewer — 0.0% (b)
Arizona Water Infrastructure Finance Authority, Water Quality
Series A, Rev., 5.00%, 10/1/2018	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Water & Sewer — continued
Rev., 4.00%, 10/1/2020 (d)	540	564

		574

Total Arizona		20,923

Arkansas — 0.2%
Education — 0.1%
Arkansas Technical University, Athletic Enterprises Series A, Rev., 3.00%, 6/1/2019	120	121
Arkansas Technical University, Student Fee Series A, Rev., 3.00%, 6/1/2019	200	202
Board of Trustees of the University of Arkansas, Various Facility, Fayetteville Campus Rev., 5.00%, 11/1/2021	330	360

		683

General Obligation — 0.0% (b)
City of Fayetteville, Library Improvement GO, 3.00%, 1/1/2020	200	203
City of Little Rock GO, 4.00%, 3/1/2019	20	20

		223

Housing — 0.0% (b)
Arkansas Technical University, Housing System Series A, Rev., 3.00%, 6/1/2019	225	227

Other Revenue — 0.1%
Arkansas Development Finance Authority, 900 West Capitol Building Project Rev., 3.00%, 4/1/2021	500	512
Arkansas Development Finance Authority, Department of Community Correction Project
Rev., 3.00%, 11/1/2019	510	517
Rev., 5.00%, 11/1/2021	310	339
Rev., 5.00%, 11/1/2022	410	457
City of Little Rock
Rev., 2.00%, 10/1/2018	300	300
Rev., 3.00%, 10/1/2019	500	506

		2,631

Water & Sewer — 0.0% (b)
City of Little Rock, Water Reclamation System Rev., 1.15%, 10/1/2018	100	100
Northwest Arkansas Conservation Authority, Wastewater
Rev., 3.00%, 3/1/2019	220	223
Rev., 3.00%, 3/1/2020	280	287

		610

Total Arkansas		4,374

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

California — 3.5%
Education — 1.3%
California Educational Facilities Authority, Art Center College of Design
Series A, Rev., 5.00%, 12/1/2018	100	101
Series A, Rev., 5.00%, 12/1/2019	125	130
Series A, Rev., 5.00%, 12/1/2020	180	192
California Municipal Finance Authority, California Lutheran University
Rev., 5.00%, 10/1/2018	600	601
Rev., 5.00%, 10/1/2019	550	569
Rev., 5.00%, 10/1/2020	325	345
Rev., 5.00%, 10/1/2021	250	272
San Diego Unified School District Series A, Rev., TRAN, 4.00%, 6/28/2019	27,000	27,534
University of California Series AL-1, Rev., VRDO, 1.18%, 9/4/2018 (c)	550	550

		30,294

General Obligation — 0.1%
Mount San Antonio Community College District GO, BAN, Zero Coupon, 4/1/2022	250	234
San Mateo County Community College District Series A, GO, 5.00%, 9/1/2018	1,250	1,250

		1,484

Hospital — 0.0% (b)
California Public Finance Authority, Henry Mayo Newhall Hospital Rev., 5.00%, 10/15/2020	100	105
Pioneers Memorial Healthcare District
Rev., 3.00%, 10/1/2019	255	256
Rev., 3.00%, 10/1/2020	265	266

		627

Other Revenue — 1.2%
California Infrastructure and Economic Development Bank, California Academy of Sciences Rev., (ICE LIBOR USD 1 Month + 0.38%), 1.86%, 9/13/2018 (e)	17,010	16,928
California Infrastructure and Economic Development Bank, The J. Paul Getty Trust
Rev., (ICE LIBOR USD 1 Month + 0.20%), 1.68%, 10/1/2018 (e)	10,970	11,010
Series A-4, Rev., (ICE LIBOR USD 3 Month + 0.37%), 2.00%, 10/1/2018 (e)	1,000	1,013
California Statewide Communities Development Authority, Front Porch Communities and Services Rev., 5.00%, 4/1/2020	75	79

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — continued
Los Angeles County Public Works Financing Authority, Los Angeles County Regional Park and Open Space Rev., AGM, 5.25%, 10/1/2018	35	35
Riverside County Redevelopment Successor Agency, Jurupa Valley Redevelopment Project Series B, Rev., AGM, 4.00%, 10/1/2018	25	25

		29,090

Prerefunded — 0.1%
Imperial Irrigation District Electric System Series A, Rev., 5.25%, 11/1/2018 (d)	80	81
Pittsburg Unified School District Financing Authority Rev., AGM, 5.50%, 9/1/2021 (d)	3,000	3,337

		3,418

Transportation — 0.0% (b)
Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area Series C, Rev., 1.88%, 4/1/2019 (c)	650	650

Utility — 0.3%
California Infrastructure and Economic Development Bank, Pacific Gas and Electric Co. Series G, Rev., 1.05%, 12/1/2018	6,900	6,866

Water & Sewer — 0.5%
California State Department of Water Resources, Central Valley Project Water System Series AU, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.71%, 9/13/2018 (e)	12,000	12,094

Total California		84,523

Colorado — 0.5%
Certificate of Participation/Lease — 0.0% (b)
Denver Health and Hospital Authority, 550 Acoma, Inc.
COP, 5.00%, 12/1/2020 (f)	110	117
COP, 5.00%, 12/1/2021 (f)	220	238
COP, 5.00%, 12/1/2022 (f)	295	323

		678

General Obligation — 0.1%
Adams 12 Five Star Schools GO, 5.00%, 12/15/2018	120	121
City of Aurora, Sterling Hills West Metropolitan District
GO, 5.00%, 12/1/2018	100	101
GO, 5.00%, 12/1/2019	110	113
GO, 5.00%, 12/1/2020	100	105

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Denver City and County School District No. 1 Series B, GO, 4.00%, 12/1/2019 (d)	255	262
Douglas County School District No. Re-1, Douglas and Elbert Counties Series B, GO, 5.00%, 12/15/2018	20	20
Mesa County Valley, School District No. 51, Grand Junction GO, 4.00%, 12/1/2018	20	20
Pueblo County School District No. 70 GO, NATL-RE, 5.00%, 12/1/2018	25	25

		767

Hospital — 0.2%
Colorado Health Facilities Authority, Frasier Meadows Retirement Community Project Series 2017B, Rev., 5.00%, 5/15/2021	395	422
Colorado Health Facilities Authority, Parkview Medical Center, Inc. Project
Rev., 3.00%, 9/1/2018	100	100
Rev., 3.00%, 9/1/2019	310	314
Colorado Health Facilities Authority, Sisters of Charity of Leavenworth Health System, Inc. Series A, Rev., 3.88%, 1/1/2019	50	50
Colorado Health Facilities Authority, The Evangelical Lutheran Good Samaritan Society Project
Rev., 5.00%, 6/1/2019	200	204
Rev., 5.00%, 6/1/2020	400	417
Colorado Health Facilities Authority, Valley View Hospital Association Project Rev., 2.80%, 5/15/2023 (c)	1,600	1,612
University of Colorado Hospital Authority Series C-1, Rev., 4.00%, 3/1/2020 (c)	380	388

		3,507

Housing — 0.2%
Adams County Colorado Housing Authority Multifamily Housing, Baker School Apartment Project Rev., 1.50%, 11/1/2019 (c)	5,000	4,975

Prerefunded — 0.0% (b)
Rio Blanco County School District No. Re-1 GO, 5.00%, 12/1/2018 (d)	20	20

Transportation — 0.0% (b)
Denver City and County, Department of Aviation Airport System Series A, Rev., 5.00%, 11/15/2018	35	36
E-470 Public Highway Authority, Senior LIBOR Index Series A, Rev., (ICE LIBOR USD 1 Month + 0.90%), 2.29%, 9/13/2018 (e)	500	501

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Transportation — continued
Regional Transportation District, Sales Tax Series A, Rev., 5.25%, 11/1/2018	25	25

		562

Utility — 0.0% (b)
Colorado Water Resources and Power Development Authority, Clean Water Series A, Rev., 5.00%, 3/1/2020	200	210

Water & Sewer — 0.0% (b)
City of Boulder, Water and Sewer Revenue Series 2012, Rev., 5.00%, 12/1/2018	100	101
Town of Milliken, Water Revenue
Rev., 3.00%, 12/1/2018	100	100
Rev., 3.00%, 12/1/2020	195	199

		400

Total Colorado		11,119

Connecticut — 2.8%
Education — 0.2%
State of Connecticut Health And Educational Facilities Authority Revenue Bonds, Yale University Issue Series B-1, Rev., 5.00%, 7/1/2020 (c)	4,000	4,230
State of Connecticut, Health and Educational Facility Authority
Rev., 5.00%, 7/1/2021	665	714
Rev., 5.00%, 7/1/2022	675	737
State of Connecticut, Health and Educational Facility Authority, Ascension Health Credit Group Series B, Rev., 1.65%, 3/1/2019 (c)	470	469

		6,150

General Obligation — 2.4%
City of Hartford Series B, GO, 4.00%, 4/1/2020 (d)	115	119
City of New Haven Series A, GO, 5.25%, 8/1/2019	750	768
City of Waterbury
Series B, GO, 3.00%, 9/1/2018	265	265
Series A, GO, 3.00%, 11/15/2018	430	431
Series B, GO, 3.00%, 9/1/2019	325	329
Series A, GO, 3.00%, 11/15/2019	485	491
City of West Haven Series A, GO, 3.00%, 11/1/2018	215	215
State of Connecticut
Series C, GO, VRDO, 1.61%, 9/13/2018 (c)	5,235	5,235
Series E, GO, 5.00%, 9/1/2019	150	154
Series F, GO, 5.00%, 11/15/2019	11,575	11,965

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Series C, GO, 5.00%, 12/1/2020	475	491
Series G, GO, 5.00%, 11/1/2021	200	216
Tender Option Bond Trust Receipts/Certificates Series 2017-YX1047, GO, VRDO, LIQ: Barclays Bank plc, 1.62%, 9/13/2018 (c) (g)	6,975	6,975
Town of Greenwich GO, BAN, 2.00%, 1/18/2019	29,390	29,428
Town of Groton Court, Lot A GO, 4.00%, 10/1/2018	20	20

		57,102

Other Revenue — 0.2%
Tender Option Bond Trust Receipts/Certificates
Series 2017-YX1077, Rev., VRDO, LIQ: Barclays Bank plc, 1.62%, 9/13/2018 (c) (g)	4,550	4,550

Prerefunded — 0.0% (b)
Town of Old Saybrook GO, 3.00%, 11/1/2018 (d)	30	30

Total Connecticut		67,832

Delaware — 0.0% (b)
Utility — 0.0% (b)
Sustainable Energy Utility, Inc., Energy Efficiency Rev., 4.00%, 9/15/2018	25	25

District of Columbia — 0.2%
Other Revenue — 0.2%
District of Columbia, Income Tax Revenue
Series C, Rev., 5.00%, 12/1/2018	20	20
Series C, Rev., 4.13%, 12/1/2024	3,710	3,819
District of Columbia, Income Tax Secured Series A, Rev., 5.00%, 12/1/2018	20	20

		3,859

Transportation — 0.0% (b)
Metropolitan Washington Airports Authority Series B, Rev., 4.00%, 10/1/2018	20	20

Total District of Columbia		3,879

Florida — 1.5%
Education — 0.0% (b)
Volusia County School Board, Sales Tax Rev., 5.00%, 10/1/2018	50	50

General Obligation — 0.1%
City of Lauderhill
GO, 3.00%, 1/1/2019	175	176
GO, 3.00%, 1/1/2020	460	467
GO, 3.00%, 1/1/2021	425	435

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	53

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
County of Sarasota, Environmentally Sensitive GO, 4.00%, 10/1/2018 (d)	25	25

		1,103

Hospital — 0.7%
Highlands County Health Facilities Authority, Adventist Health System Series A, Rev., VRDO, 1.48%, 9/13/2018 (c)	15,000	15,000
Orange County Health Facilities Authority, The Nemours Foundation Project Series B, Rev., VRDO, LOC: Northern Trust Co., 1.43%, 9/13/2018 (c)	1,000	1,000

		16,000

Housing — 0.1%
Pinellas County Housing Finance Authority, Multi-Family Housing, Boca Ciega Townhomes Rev., 0.95%, 9/1/2018	2,000	2,000

Industrial Development Revenue/Pollution Control Revenue — 0.5%
Florida Department of Environmental Protection, Everglades Restoration Series B, Rev., VRDO, AGC, 1.50%, 9/13/2018 (c)	12,870	12,870

Other Revenue — 0.0% (b)
City of Cape Coral, Water and Sewer Rev., AGM, 1.40%, 9/1/2018	745	745
City of Orlando Series B, Rev., 5.00%, 10/1/2018	50	50
County of Pasco Series A, Rev., 5.00%, 12/1/2018	40	41
Osceola County, Sales Tax Rev., AGC, 4.00%, 10/1/2018 (d)	25	25

		861

Prerefunded — 0.0% (b)
County of Miami-Dade, Miami International Airport
Series B, Rev., AGC, 5.00%, 10/1/2018 (d)	25	25
Series B, Rev., AGM, 5.00%, 10/1/2018 (d)	20	20
County of Sarasota, Infrastructure Sales Surtax Series A, Rev., 4.13%, 10/1/2018 (d)	20	20
Florida State Municipal Power Agency
Rev., AGM-CR, 5.00%, 10/1/2018 (d)	20	20
Series A, Rev., 5.00%, 10/1/2018 (d)	200	200
Rev., 5.25%, 10/1/2018 (d)	85	85
JEA Electric System Series 3-A, Rev., 2.50%, 10/1/2018 (d)	105	105

		475

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.0% (b)
County of Miami-Dade, Aviation Series B, Rev., 5.00%, 10/1/2018	100	100

Utility — 0.1%
County of Charlotte, Utility System Rev., AGM, 5.00%, 10/1/2018	35	35
JEA Electric System Series 3-A, Rev., 4.00%, 10/1/2018	110	110
Orlando Utilities Commission Series B, Rev., VRDO, 1.48%, 9/13/2018 (c)	2,475	2,475
Reedy Creek Improvement District Utility Revenue Series 2, Rev., 5.00%, 10/1/2019	120	124

		2,744

Total Florida		36,203

Georgia — 1.7%
General Obligation — 0.3%
Dougherty County School District, Sales Tax
Series 2018, GO, 4.00%, 12/1/2019	1,775	1,825
Series 2018, GO, 4.00%, 12/1/2020	1,250	1,311
Hall County School District
Series 2018, GO, 5.00%, 11/1/2019	1,500	1,556
Series 2018, GO, 5.00%, 11/1/2020	1,250	1,335
Jackson County School District GO, 5.00%, 3/1/2019	250	254
Pike County School District GO, 4.00%, 10/1/2020	400	416

		6,697

Hospital — 0.0% (b)
Fulton County Development Authority, Catholic Health East Issue Rev., 3.75%, 11/15/2018 (d)	25	25
Richmond County Hospital Authority, University Health Services, Inc. Project Rev., 5.00%, 1/1/2022	100	109

		134

Other Revenue — 0.0% (b)
Dahlonega Downtown Development Authority, North Georgia MAC, LLC Project
Series 2017, Rev., 5.00%, 7/1/2019	200	205
Series 2017, Rev., 5.00%, 7/1/2020	275	291
Series 2017, Rev., 5.00%, 7/1/2021	370	401
Series 2017, Rev., 5.00%, 7/1/2022	300	332

		1,229

Transportation — 1.0%
Georgia State Road and Tollway Authority, Federal Highway Series B, Rev., 5.00%, 6/1/2020	15,445	16,298

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Transportation — continued
Metropolitan Atlanta Rapid Transit Authority
Series A, Rev., 3.00%, 7/1/2020	2,900	2,967
Series A, Rev., 3.75%, 7/1/2021	5,585	5,878

		25,143

Utility — 0.3%
Municipal Electric Authority of Georgia Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.50%, 9/13/2018 (c)	7,130	7,130

Water & Sewer — 0.1%
East Point Building Authority, Water and Sewer Project
Rev., AGM, 4.00%, 2/1/2019	1,000	1,010
Rev., AGM, 5.00%, 2/1/2020	550	574

		1,584

Total Georgia		41,917

Hawaii — 0.2%
General Obligation — 0.2%
City and County of Honolulu, Rail Transit Project GO, (SIFMA Municipal Swap Index Yield + 0.30%), 1.79%, 9/13/2018 (e)	5,000	5,032
County of Maui Series 2012, GO, 5.00%, 6/1/2019	235	241
State of Hawaii Series DT, GO, 4.00%, 11/1/2018	15	15

		5,288

Total Hawaii		5,288

Idaho — 0.0% (b)
Prerefunded — 0.0% (b)
Idaho Bond Bank Authority Series C, Rev., 5.63%, 9/15/2018 (d)	30	30

Transportation — 0.0% (b)
Idaho Housing and Finance Association, Federal Highway Trust Rev., GRAN, 5.00%, 7/15/2020	425	449

Total Idaho		479

Illinois — 7.0%
Certificate of Participation/Lease — 0.0% (b)
University of Illinois Series A, COP, 5.00%, 10/1/2019	1,000	1,029

Education — 2.4%
Illinois Educational Facilities Authority, University of Chicago Series B-1, Rev., 1.80%, 2/13/2020 (c)	5,500	5,500

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued
Illinois Finance Authority, Chicago International Charter School Project, Refunding and Improvement
Rev., 3.00%, 12/1/2018	125	125
Rev., 3.00%, 12/1/2019	185	186
Illinois Finance Authority, Local Government Program, East Prairie School District Number 73 Project
Rev., 4.00%, 12/1/2019	200	205
Rev., 4.00%, 12/1/2020	230	240
Rev., 5.00%, 12/1/2021	250	271
Illinois Finance Authority, North Park University Project Rev., VRDO, LOC: U.S. Bank NA, 1.48%, 9/13/2018 (c)	9,130	9,130
Illinois Finance Authority, Northwestern University Rev., VRDO, 1.46%, 9/13/2018 (c)	3,425	3,425
Illinois Finance Authority, The University of Chicago Rev., VRDO, 1.48%, 9/13/2018 (c)	35,773	35,773
Peoria Public Building Commission, School District No. 150 Project Rev., 5.00%, 12/1/2019	300	310
University of Illinois, Auxiliary Facilities System Series A, Rev., 5.00%, 4/1/2019	315	320
Will County, Community Consolidated School District No. 70-C Laraway, Lease Certificates
Series A, Rev., AGM, 4.00%, 12/1/2018	355	357
Series A, Rev., AGM, 4.00%, 12/1/2019	370	380
Series A, Rev., AGM, 4.00%, 12/1/2020	385	403
Series A, Rev., AGM, 4.00%, 12/1/2021	400	424

		57,049

General Obligation — 2.4%
Adams County School District No. 172
GO, AGM, 4.00%, 2/1/2019	270	272
GO, AGM, 4.00%, 2/1/2020	300	308
GO, AGM, 4.00%, 2/1/2021	300	312
Buffalo Grove Park District, Lake and Cook Counties GO, 2.00%, 12/30/2020	330	330
Champaign Coles Et Al Counties Community College District No. 505
Series B, GO, 4.00%, 12/1/2019 (f)	2,490	2,555
Series C, GO, 4.00%, 12/1/2019 (f)	430	441
Series B, GO, 4.00%, 12/1/2020 (f)	1,250	1,305
Series B, GO, 4.00%, 12/1/2021 (f)	2,500	2,645
Series C, GO, 4.00%, 12/1/2021 (f)	465	492
Chicago Park District Series C, GO, 5.00%, 1/1/2022	175	189

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	55

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Chicago Park District, Limited Tax
Series B, GO, 4.00%, 1/1/2020	50	51
Series B, GO, 5.00%, 1/1/2020	225	233
Series B, GO, 4.00%, 1/1/2021	100	103
Series B, GO, 5.00%, 1/1/2021	100	106
Chicago Park District, Unlimited Tax Series C, GO, 3.00%, 1/1/2020	100	101
City of Calumet
Series 2018, GO, 4.00%, 3/1/2019	150	151
Series 2018, GO, 4.00%, 3/1/2020	150	154
City of Rock Island
Series A, GO, AGM, 2.00%, 12/1/2018	100	100
Series B, GO, AGM, 2.00%, 12/1/2018	120	120
Series A, GO, AGM, 2.00%, 12/1/2019	130	129
Series B, GO, AGM, 2.00%, 12/1/2019	150	149
Series B, GO, AGM, 3.00%, 12/1/2020	200	203
Series A, GO, AGM, 3.00%, 12/1/2021	130	132
Series B, GO, AGM, 3.00%, 12/1/2021	200	203
City of Waukegan
Series A, GO, AGM, 3.00%, 12/30/2019	430	436
Series A, GO, AGM, 3.00%, 12/30/2020	590	603
Series A, GO, AGM, 4.00%, 12/30/2023	525	566
Clinton and St. Clair Counties Community Unit School District No. 3, School Building GO, 5.00%, 12/1/2019	380	393
Cook County High School District No. 204, Lyons Township GO, 4.00%, 12/15/2018	20	20
Cook County Township High School District No. 208 Riverside-Brookfield
Series C, GO, 3.00%, 12/15/2018	920	923
Series C, GO, 3.00%, 12/15/2019	690	700
Cook County, Community Consolidated School District No. 146 Tinley Park
GO, 2.00%, 12/1/2018	225	225
GO, 3.00%, 12/1/2019	250	254
GO, 4.00%, 12/1/2020	200	209
GO, 4.00%, 12/1/2021	200	211
Cook County, Proviso Township High School District No. 209
Series B, GO, AGM, 4.00%, 12/1/2018	150	151
GO, 5.00%, 12/1/2021	2,825	3,059
County of Cook
Series 2018, GO, 3.00%, 11/15/2018	1,200	1,203
Series C, GO, 4.25%, 11/15/2018	100	100
Series A, GO, 5.00%, 11/15/2018	150	151

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Series 2018, GO, 5.00%, 11/15/2019	800	827
Series 2018, GO, 5.00%, 11/15/2020	900	952
Series 2018, GO, 5.00%, 11/15/2021	700	754
Series A, GO, 5.00%, 11/15/2021	355	382
Series C, GO, 5.00%, 11/15/2022	180	196
County of Winnebago Series C, GO, 2.00%, 12/30/2018	185	185
County of Winnebago, General Funds Alternate Revenue Source Series A, GO, AGC, 4.00%, 12/30/2018	50	50
County of Winnebago, Illinois Tax Alternate Revenue Source Series D, GO, 2.50%, 12/30/2018	200	201
DuPage County Community High School District No. 94
GO, 2.00%, 9/1/2018	300	300
GO, 4.00%, 1/1/2019	830	836
GO, 4.00%, 1/1/2020	300	308
GO, 4.00%, 1/1/2021	200	209
Ford etc. Counties Community Unit School District No. 10 Paxton-Buckley-Loda, School Building Series A, GO, AGM, 4.00%, 12/1/2018	60	60
Fox Valley Park District Series B, GO, 4.00%, 12/15/2018	60	60
Grundy and Will Counties Community Unit School District No. 1 Coal City GO, 4.00%, 2/1/2020	1,595	1,638
Grundy Kendall and Will Counties Community High School District No. 111
GO, 4.00%, 1/1/2019	270	272
GO, 4.00%, 1/1/2020	855	876
Jackson County Community Unit School District No. 186
GO, AGM, 4.00%, 12/1/2019	200	204
GO, AGM, 4.00%, 12/1/2020	265	275
Kendall Kane and Will Counties Community Unit School District No. 308
Series B, GO, 3.00%, 10/1/2018	360	360
Series B, GO, 4.00%, 10/1/2019	120	123
Series B, GO, 4.00%, 10/1/2020	225	233
Series B, GO, 4.00%, 10/1/2021	255	268
Series B, GO, 5.00%, 10/1/2022	1,375	1,511
Lake County Forest Preserve District Series B, GO, 5.00%, 12/15/2018	35	35
Lincoln Land Community College District No. 526 GO, 5.00%, 12/15/2021	125	135
Madison County Community Unit School District No. 7 GO, 4.00%, 12/1/2018	1,240	1,246

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Sangamon County Community Unit School District No. 5 Series B, GO, 5.00%, 1/1/2022	1,650	1,789
Schaumburg Park District Series B, GO, 5.00%, 12/1/2018	1,600	1,613
State of Illinois
GO, 5.00%, 11/1/2018	355	356
Series D, GO, 5.00%, 11/1/2020	5,000	5,216
GO, 5.00%, 2/1/2024	3,370	3,579
Tazewell and Woodford Counties, Community Unit School District No. 701
Series A, GO, 4.00%, 12/1/2018	100	100
Series A, GO, 4.00%, 12/1/2019	260	266
Town of Cicero GO, 5.00%, 12/1/2019	550	569
Township of Campton GO, 5.00%, 12/15/2018	25	25
Village of Antioch
GO, 2.00%, 12/1/2018	220	220
GO, 2.00%, 12/1/2019	285	284
GO, 3.00%, 12/1/2020	290	295
Village of Bolingbrook
Series A, GO, 4.00%, 1/1/2019	270	272
Series A, GO, AGM, 4.00%, 1/1/2020	100	102
Series A, GO, AGM, 4.00%, 1/1/2021	185	192
Village of Flossmoor
GO, 3.00%, 12/1/2018	545	546
GO, 3.00%, 12/1/2019	425	430
GO, 3.00%, 12/1/2020	585	597
GO, 3.00%, 12/1/2021	605	620
Village of Franklin Park
GO, 4.00%, 1/1/2019	350	352
GO, 4.00%, 1/1/2021	500	519
Village of Hoffman Estates
Series A, GO, 2.00%, 12/1/2019	110	110
GO, 5.00%, 12/1/2019	380	395
Series A, GO, 3.00%, 12/1/2020	110	112
GO, 5.00%, 12/1/2020	270	288
GO, 5.00%, 12/1/2021	210	229
Village of Northbrook Series B, GO, 3.00%, 12/1/2018	20	20
Village of Oswego
GO, 2.00%, 12/15/2018	100	100
GO, 2.00%, 12/15/2019	100	100
Village of Palatine
Series A, GO, 4.00%, 12/1/2018	1,135	1,141
Series A, GO, 4.00%, 12/1/2019	1,250	1,282
Village of Plainfield, Will and Kendall Counties GO, 4.00%, 12/15/2018	60	60

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Village of Sugar Grove, Kane County, Waterworks and Sewerage
GO, 2.00%, 5/1/2019	130	130
GO, 3.00%, 5/1/2020	390	396
Village of Villa Park, Illinois Alternate Revenue Source
GO, 3.00%, 12/15/2019 (f)	325	329
GO, 3.00%, 12/15/2020 (f)	415	423
GO, 4.00%, 12/15/2021 (f)	505	533
Village of Villa Park, Illinois Sales Tax Alternate Revenue Source Series B, GO, 2.00%, 12/15/2018	100	100
Village of Woodridge
Series 2017, GO, 2.00%, 2/1/2019	175	175
Series 2017, GO, 3.00%, 2/1/2020	270	274
Series 2017, GO, 3.00%, 2/1/2021	250	255
Whiteside and Lee Counties, Sterling Community Unit School District No. 5 GO, AGM, 4.00%, 12/1/2020	320	333
Whiteside County Community Unit School District No. 6 Morrison
Series A, GO, AGM, 4.00%, 12/1/2020	205	211
Series A, GO, AGM, 4.00%, 12/1/2021	745	775
Will County, Alternate Revenue Source GO, 4.00%, 11/15/2018	20	20
Winnebago and Stephenson Counties School District No. 323, School Building
GO, 5.00%, 11/1/2019	100	103
GO, 5.00%, 11/1/2020	100	106

		58,426

Hospital — 0.9%
Illinois Finance Authority, Ascension Health Alliance Senior Credit Group Series E-2, Rev., 1.75%, 4/1/2021 (c)	250	248
Illinois Finance Authority, OSF Healthcare System Series C, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.50%, 9/13/2018 (c)	1,200	1,200
University of Illinois, Health Services System Series 2008, Rev., VRDO, LOC: Wells Fargo Bank NA, 1.48%, 9/13/2018 (c)	20,015	20,015

		21,463

Other Revenue — 0.8%
City of Rochelle
Series A, Rev., AGM, 3.00%, 6/30/2019	100	101
Series A, Rev., AGM, 3.00%, 6/30/2020	275	278

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	57

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — continued
Illinois Finance Authority, Carle Foundation Series B, Rev., VRDO, LOC: Northern Trust Co., 1.48%, 9/13/2018 (c)	7,500	7,500
Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax Rev., NATL-RE, Zero Coupon, 6/15/2019	85	83
Metropolitan Pier and Exposition Authority, Illinois Dedicated State Tax, Capital Appreciation
Rev., NATL-RE, Zero Coupon, 6/15/2019	25	25
Class A, Rev., NATL-RE, Zero Coupon, 6/15/2020	130	123
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project Series B, Rev., 3.00%, 12/15/2018	250	250
State of Illinois Rev., 4.50%, 6/15/2019	3,880	3,949
Tender Option Bond Trust Receipts/Certificates Series 2016-YX1035, Rev., VRDO, LIQ: Barclays Bank plc, 1.71%, 9/13/2018 (c) (g)	7,575	7,575

		19,884

Prerefunded — 0.2%
City of Chicago Rev., AGM, 5.25%, 11/1/2018 (d)	2,750	2,766
Illinois Finance Authority
Series B, Rev., NATL-RE, 5.25%, 11/1/2018 (d)	30	30
Rev., 6.13%, 5/15/2019 (d)	195	201
Illinois Finance Authority, Resurrection Health Rev., 6.13%, 5/15/2019 (d)	340	350
Williamson County Community Unit School District No. 5 Carterville, Capital Appreciation Series B, GO, AGC, Zero Coupon, 1/1/2019 (d)	810	482

		3,829

Special Tax — 0.0% (b)
Village of Hampshire, Special Service Area No. 14, Lakewood Crossing
Rev., 1.70%, 3/1/2019	180	180
Rev., 1.90%, 3/1/2020	200	199

		379

Transportation — 0.2%
Chicago O’Hare International Airport Series A, Rev., AMT, 5.00%, 1/1/2019	600	606
Chicago O’Hare International Airport, General Airport, Senior Lien Series G, Rev., AMT, 5.00%, 1/1/2021	200	213

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula Funds Rev., 5.00%, 6/1/2021	270	288
Chicago Transit Authority, Federal Transit Administration Section 5337 State of Good Repair Formula Funds Rev., 4.00%, 6/1/2019	2,270	2,303
City of Chicago, Chicago Midway Airport Second Lien Revenue Refunding Series A, Rev., AMT, 5.00%, 1/1/2021	1,000	1,060

		4,470

Water & Sewer — 0.1%
City of Chicago, Second Lien Wastewater Transmission Series B, Rev., 5.00%, 1/1/2019	1,000	1,009
City of Chicago, Second Lien Water, Project
Rev., AGM, 4.25%, 11/1/2018	50	50
Rev., 5.00%, 11/1/2018	1,160	1,166

		2,225

Total Illinois		168,754

Indiana — 2.4%
Education — 0.6%
Hamilton Southeastern Consolidated School Building Corp. Rev., BAN, 3.00%, 12/15/2018	2,550	2,561
Indiana Finance Authority, Educational Facilities, Valparaiso University
Rev., 4.00%, 10/1/2018	200	200
Rev., 4.00%, 10/1/2019	255	261
Mount Vernon of Hancock County Multi-School Building Corp.
Rev., 4.00%, 1/15/2019	510	514
Rev., 4.00%, 7/15/2019	210	214
Purdue University, Student Facilities System Series C, Rev., VRDO, 1.43%, 9/13/2018 (c)	6,575	6,575
Southmont School Building Corp., Ad Valorem Property Tax
Rev., 4.00%, 1/15/2019	125	126
Rev., 4.00%, 7/15/2019	300	305
Rev., 4.00%, 1/15/2020	550	564
Rev., 4.00%, 7/15/2020	190	197
Wawasee High School Building Corp., Ad Valorem Property Tax First Mortgage Bonds Rev., 4.00%, 7/15/2019	50	51
Westfield High School Building Corp., Property Tax, First Mortgage
Rev., 4.00%, 1/15/2019	1,030	1,038
Rev., 4.00%, 7/15/2019	1,240	1,261

		13,867

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — 0.4%
Indiana Finance Authority, Health System, Sisters of St. Francis Health Services Rev., 5.38%, 11/1/2032	4,000	4,024
Indiana Health Facility Financing Authority, Ascension Health Subordinate Credit Group Rev., 1.38%, 5/1/2020 (c)	4,510	4,463
Indiana State Finance Authority Hospital, University Health Obligated Group Series E, Rev., VRDO, LOC: Bank of America NA, 1.48%, 9/13/2018 (c)	1,445	1,445

		9,932

Other Revenue — 0.3%
Hammond Redevelopment District Rev., 4.00%, 7/15/2019	615	626
Indiana State Finance Authority, Lease Appropriation, Stadium Project Series A, Rev., VRDO, 1.48%, 9/13/2018 (c)	7,135	7,135
Miami County Holding Corp., Option Income Tax Lease Rental Rev., 3.00%, 1/15/2019	100	101

		7,862

Prerefunded — 0.0% (b)
Indiana Health Facility Financing Authority, Ascension Health Subordinate Credit Group Rev., 1.38%, 5/1/2020 (c) (d)	95	94

Utility — 1.1%
City of Rockport, Indiana Michigan Power Company Project Series B, Rev., 3.05%, 6/1/2025	6,500	6,521
Indiana Finance Authority, Duke Energy Indiana, Inc. Project Series A-3, Rev., VRDO, LOC: Mizuho Bank Ltd., 1.53%, 9/13/2018 (c)	20,000	20,000

		26,521

Water & Sewer — 0.0% (b)
City of Martinsville, Waterworks
Rev., AGM, 2.00%, 1/1/2020	305	305
Rev., AGM, 2.00%, 7/1/2020	310	310

		615

Total Indiana		58,891

Iowa — 1.0%
Certificate of Participation/Lease — 0.0% (b)
Kirkwood Community College Series A, COP, 3.00%, 6/1/2019	175	176

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — 0.1%
Iowa Higher Education Loan Authority, Dubuque University, Private Education Working Capital Loan Program Series A, Rev., RAN, 3.50%, 5/9/2019	2,000	2,024

General Obligation — 0.0% (b)
City of Sac City
GO, 5.00%, 6/1/2020	150	158
GO, 5.00%, 6/1/2021	160	172

		330

Hospital — 0.9%
Iowa Finance Authority, Health Systems Rev., (SIFMA Municipal Swap Index Yield + 0.58%), 2.07%, 9/13/2018 (e) (g)	21,000	21,043

Other Revenue — 0.0% (b)
City of Coralville, Annual Appropriation
Series D, Rev., 3.00%, 5/1/2019	500	502
Series D, Rev., 3.00%, 5/1/2020	300	303
State of Iowa, Ijobs Program Series A, Rev., 5.00%, 6/1/2021	400	434

		1,239

Water & Sewer — 0.0% (b)
Muscatine Power and Water Rev., 2.00%, 12/1/2018	110	110

Total Iowa		24,922

Kansas — 0.1%
General Obligation — 0.0% (b)
City of Olathe Series 218, GO, 5.00%, 10/1/2018	25	25
County of Neosho, Sales Tax GO, 3.00%, 10/1/2018	65	65
Douglas County Unified School District No. 497
Series A, GO, 2.00%, 9/1/2018	20	20
Series A, GO, 5.00%, 9/1/2018	20	20
Ford County Unified School District No. 443 Series B, GO, 5.00%, 9/1/2018	100	100
Johnson County Unified School District No. 233 Series B, GO, 4.00%, 9/1/2018	25	25

		255

Hospital — 0.1%
City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc.
Series A, Rev., 5.00%, 5/15/2019	410	417
Series A, Rev., 5.00%, 5/15/2020	440	458

		875

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	59

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — 0.0% (b)
County of Shawnee, Public Building Commission, Expocentre Project Rev., 4.00%, 9/1/2019	575	588

Prerefunded — 0.0% (b)
City of Manhattan Series A, GO, 4.10%, 11/1/2018 (d)	25	25
Kansas Unified School District No. 265 Sedgwick County GO, AGC, 4.50%, 10/1/2018 (d)	20	20
Kansas Unified School District No. 266 Sedgwick County GO, AGM, 5.25%, 9/1/2018 (d)	60	60

		105

Total Kansas		1,823

Kentucky — 1.3%
Education — 0.0% (b)
City of Berea Education Facilities, Berea College Project Series A, Rev., VRDO, 1.48%, 9/4/2018 (c)	1,150	1,150
Eastern Kentucky University Series A, Rev., 2.50%, 10/1/2018	50	50

		1,200

Hospital — 0.0% (b)
Kentucky Economic Development Finance Authority, Owensboro Health, Inc. Series A, Rev., 5.00%, 6/1/2019	375	381

Housing — 0.3%
Kentucky Housing Corp., Henry Greene Apartments Project Rev., 2.00%, 9/1/2020 (c)	7,200	7,191

Industrial Development Revenue/Pollution Control Revenue — 0.2%
Louisville/Jefferson County Metro Government, Pollution Control, Louisville Gas and Electric Company Project
Series A, Rev., 1.50%, 4/1/2019 (c)	300	299
Rev., 1.25%, 6/3/2019 (c)	4,200	4,177

		4,476

Other Revenue — 0.2%
Kentucky Rural Water Finance Corp., Construction Series E-1, Rev., 2.25%, 3/1/2020 (f)	5,000	5,012
Kentucky State Property and Buildings Commission, Project No. 82 Rev., AGM, 5.25%, 10/1/2018	75	75
Kentucky State Property and Buildings Commission, Project No. 90 Rev., 5.00%, 11/1/2018	200	201

		5,288

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.2%
Kentucky State Property and Buildings Commission, Project No. 90 Rev., 5.00%, 11/1/2018 (d)	4,500	4,524
University of Louisville, General Receipts Series A, Rev., 4.50%, 9/1/2018 (d)	25	25

		4,549

Utility — 0.3%
Kentucky Public Energy Authority, Gas Supply
Series A, Rev., 4.00%, 4/1/2019	665	673
Series A, Rev., 4.00%, 4/1/2020	780	804
Series A, Rev., 4.00%, 4/1/2021	775	810
Series A, Rev., 4.00%, 4/1/2022	1,210	1,274
Louisville/Jefferson County Metropolitan Government, Kentucky Pollution Control, Louisville Gas and Electric Company Project Rev., AMT, 2.55%, 5/3/2021 (c)	2,750	2,754

		6,315

Water & Sewer — 0.1%
Louisville/Jefferson County Metro Government, Water System Rev., 5.00%, 11/15/2019	2,440	2,534

Total Kentucky		31,934

Louisiana — 2.2%
Education — 0.0% (b)
Louisiana Public Facilities Authority, Capital Appreciation, Loyola University Project Rev., Zero Coupon, 10/1/2018	175	175

General Obligation — 0.1%
Calcasieu Parish School District No. 34 GO, 3.00%, 1/15/2022	520	535
Iberia Parishwide School District GO, 2.00%, 3/1/2021	150	150
Natchitoches Parish Consolidated School District No. 7 GO, 2.00%, 3/1/2019	100	100
St. Martin Parish School Board GO, 3.00%, 3/1/2021	335	343
State of Louisiana, St. Tammany Parishwide School District No. 12
GO, 2.00%, 3/1/2019	100	100
GO, 2.00%, 3/1/2020	200	201

		1,429

Hospital — 1.7%
Louisiana Public Facilities Authority, Louisiana Children’S Medical Center Project Rev., (SIFMA Municipal Swap Index Yield + 0.65%), 2.14%, 9/13/2018 (e)	40,000	40,316

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project
Rev., 4.00%, 5/15/2019	225	228
Rev., 4.00%, 5/15/2020	195	202
Rev., 5.00%, 5/15/2020	325	342

		41,088

Housing — 0.0% (b)
Louisiana Public Facilities Authority, University Alexandria Student Housing Project Series A, Rev., 2.00%, 10/1/2018	160	160

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)
St. Charles Parish, Pollution Control, Shell Oil Co. Project Series B, Rev., VRDO, 1.34%, 9/4/2018 (c)	150	150

Other Revenue — 0.4%
Lafayette Consolidated Government, Public Improvement Sales Tax Series A, Rev., 3.00%, 3/1/2019	100	101
Louisiana Local Government Environmental Facilities and Community Development Authority, Delta Campus Facilities Project
Rev., 5.00%, 10/1/2018	1,000	1,002
Rev., 5.00%, 10/1/2019	1,715	1,771
Louisiana Local Government Environmental Facilities and Community Development Authority, Lake Charles Public Improvement Projects Rev., 4.00%, 5/1/2020	200	207
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2021	1,500	1,625
Louisiana Office Facilities Corp., Lease Revenue, Capitol Complex Program Series A, Rev., 5.00%, 5/1/2020	4,290	4,507

		9,213

Special Tax — 0.0% (b)
St. Charles Parish, Limited Tax Series A, Rev., AGM, 3.00%, 3/1/2019	250	252

Transportation — 0.0% (b)
New Orleans Aviation Board, General Airport, North Terminal Project Series A, Rev., 5.00%, 1/1/2020	135	140

Water & Sewer — 0.0% (b)
City of Shreveport, Water and Sewer Series A, Rev., AGM, 4.00%, 12/1/2018	200	201

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued
City of Shreveport, Water and Sewer, Junior Lien Series B, Rev., AGM, 4.00%, 12/1/2018	150	151

		352

Total Louisiana		52,959

Maine — 0.0% (b)
Education — 0.0% (b)
Maine Health and Higher Educational Facilities Authority, University of New England Rev., 4.00%, 7/1/2019	540	550

Other Revenue — 0.0% (b)
Maine Municipal Bond Bank Series F, Rev., 5.00%, 11/1/2018	25	25

Total Maine		575

Maryland — 0.9%
General Obligation — 0.7%
County of Anne Arundel, Consolidated General Improvements GO, 5.00%, 4/1/2019	6,905	7,040
Washington Suburban Sanitary Commission Series A, GO, VRDO, BAN, 1.46%, 9/13/2018 (c)	10,400	10,400

		17,440

Other Revenue — 0.2%
City of Rockville, Ingleside at King Farm Project
Series A-2, Rev., 4.00%, 11/1/2018	165	165
Rev., 5.00%, 11/1/2018	400	402
Series A-2, Rev., 4.00%, 11/1/2019	100	102
Rev., 5.00%, 11/1/2019	150	155
Maryland Stadium Authority, Construction and Revitalization Program
Series 2018A, Rev., 5.00%, 5/1/2019	1,800	1,839
Series 2018A, Rev., 5.00%, 5/1/2020	800	842
Series 2018A, Rev., 5.00%, 5/1/2021	1,215	1,312

		4,817

Prerefunded — 0.0% (b)
State of Maryland, Department of Transportation Rev., 4.00%, 9/1/2018 (d)	20	20

Total Maryland		22,277

Massachusetts — 3.5%
Education — 0.0% (b)
Massachusetts Development Finance Agency, Western New England University
Rev., 5.00%, 9/1/2020	300	316
Rev., 5.00%, 9/1/2021	265	285

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	61

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Education — continued
University of Massachusetts Building Authority Series 2, Rev., 4.00%, 11/1/2018	20	20

		621

General Obligation — 1.4%
Commonwealth of Massachusetts
Series D, GO, 5.50%, 10/1/2018	2,730	2,738
Series A, GO, (ICE LIBOR USD 3 Month + 0.55%), 2.12%, 11/1/2018 (e)	30,000	29,723
Series D, GO, AMBAC, 5.50%, 10/1/2019	325	338
Town of Avon, Municipal Purpose Loan GO, 4.00%, 12/1/2018	55	55

		32,854

Hospital — 0.6%
Massachusetts Development Finance Agency, Lawrence General Hospital Rev., 5.00%, 7/1/2019	335	342
Massachusetts Development Finance Agency, Partners Healthcare System Series M-1, Rev., VRDO, LOC: U.S. Bank NA, 1.45%, 9/4/2018 (c)	4,195	4,195
Massachusetts Development Finance Agency, Partners Healthcare System Issue Series 2017S-5, Rev., (SIFMA Municipal Swap Index Yield + 0.42%), 1.91%, 9/13/2018 (e)	10,000	10,108

		14,645

Housing — 0.2%
Massachusetts Housing Finance Agency, Construction Loan Series A, Rev., 1.85%, 6/1/2020	5,700	5,691

Other Revenue — 0.0% (b)
Massachusetts Development Finance Agency, Newbridge On the Charles, Inc. Series 20, Rev., 3.00%, 10/1/2019 (g)	620	625

Prerefunded — 0.2%
Massachusetts Clean Water Trust, State Revolving Fund Rev., 5.00%, 8/1/2020 (d)	4,720	5,007
Massachusetts Development Finance Agency, Harvard Series A, Rev., 5.50%, 11/15/2018 (d)	15	15
Massachusetts Development Finance Agency, Phillips Academy Rev., 5.00%, 9/1/2018 (d)	20	20
Springfield Water and Sewer Commission Series A, Rev., AGC, 5.00%, 10/15/2018 (d)	30	30

		5,072

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — 0.6%
Massachusetts Bay Transportation Authority, General Transportation System Series A-2, Rev., VRDO, 1.56%, 9/13/2018 (c)	14,245	14,245

Water & Sewer — 0.5%
Massachusetts Clean Water Trust (The), Green Bonds Series 20, Rev., 3.00%, 2/1/2019	1,000	1,006
Massachusetts Clean Water Trust, State Revolving Fund Series 15A, Rev., 5.00%, 8/1/2020	200	212
Massachusetts Water Resources Authority Series A-3, Rev., VRDO, 1.51%, 9/13/2018 (c)	9,735	9,735

		10,953

Total Massachusetts		84,706

Michigan — 1.3%
General Obligation — 0.6%
City of Garden, Capital Improvement
GO, 4.00%, 10/1/2019	790	807
GO, 4.00%, 10/1/2020	795	826
City of Marquette, Capital Improvement
GO, 4.00%, 5/1/2019	180	183
GO, 4.00%, 5/1/2020	75	77
GO, 4.00%, 5/1/2021	150	157
City of Marquette, Limited Tax
GO, 3.00%, 5/1/2019	280	282
GO, 3.00%, 5/1/2020	85	87
GO, 3.00%, 5/1/2021	125	128
City of Romulus, Capital Improvement
Series B, GO, 3.00%, 11/1/2018	165	165
Series B, GO, 3.00%, 11/1/2019	140	142
Kalamazoo Public Schools, School Building and Site
GO, 4.00%, 5/1/2019	1,275	1,295
GO, 4.00%, 5/1/2020	1,820	1,885
GO, 4.00%, 5/1/2021	775	816
Spring Lake Public Schools, School Building and Site GO, Q-SBLF, 5.00%, 11/1/2018	2,425	2,438
Waterford School District GO, 3.00%, 9/25/2019 (f)	5,000	5,040

		14,328

Hospital — 0.1%
Michigan Finance Authority, Trinity Health Credit Group Series A, Rev., 5.00%, 12/1/2018	120	121
Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group Rev., 5.00%, 11/15/2018	330	332

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Michigan State Hospital Finance Authority, Ascension Health Subordinate Credit Group Subseries A-1, Rev., 1.38%, 5/1/2020 (c)	2,710	2,679

		3,132

Housing — 0.5%
Michigan State Housing Development Authority, Single-Family Mortgage Series D, Rev., VRDO, 1.51%, 9/13/2018 (c)	12,700	12,700

Prerefunded — 0.0% (b)
Ferris State University Rev., AGC, 4.75%, 10/1/2018 (d)	20	20
State of Michigan, School Loan Series A, GO, 5.00%, 11/1/2018 (d)	20	20

		40

Transportation — 0.1%
Wayne County Airport Authority, Junior Lien
Series B, Rev., AMT, 5.00%, 12/1/2018	400	403
Series B, Rev., AMT, 5.00%, 12/1/2019	550	569
Series B, Rev., AMT, 5.00%, 12/1/2020	550	582

		1,554

Water & Sewer — 0.0% (b)
North Kent Sewer Authority Rev., 3.00%, 11/1/2018	25	25

Total Michigan		31,779

Minnesota — 1.0%
Certificate of Participation/Lease — 0.0% (b)
St. Paul Independent School District No. 625 Series B, COP, 5.00%, 2/1/2021	930	994

Education — 0.2%
City of Deephaven, Minnesota Charter School Lease, Eagle Ridge Academy Project Series A, Rev., 3.00%, 7/1/2019	50	50
Minnesota Higher Education Facilities Authority, Trustees of the Hamline University
Rev., 4.00%, 10/1/2018	300	300
Rev., 4.00%, 10/1/2019	750	762
Rev., 4.00%, 10/1/2020	780	802
Minnesota State Colleges and Universities Rev., 2.00%, 10/1/2018	25	25
University of Minnesota Series A, Rev., 5.00%, 4/1/2022	2,715	2,999

		4,938

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 0.2%
City of Glencoe
Series 2018-A, GO, 3.00%, 8/1/2019	75	76
Series 2018-A, GO, 3.00%, 8/1/2020	75	76
Series 2018-A, GO, 3.00%, 8/1/2021	80	82
State of Minnesota Series A, GO, 5.00%, 10/1/2018	1,845	1,850
State of Minnesota, Trunk Highway Series B, GO, 5.00%, 8/1/2021	1,765	1,919

		4,003

Hospital — 0.5%
City of Maple Grove, Maple Grove Hospital Corporation Rev., 3.00%, 5/1/2019	930	937
City of Rochester, Health Care Facilities, Mayo Clinic
Series A, Rev., VRDO, 1.47%, 9/13/2018 (c)	10,000	10,000
Series A, Rev., 4.00%, 11/15/2018 (c)	335	337
St. Paul Minnesota, Housing and Redevelopment Authority Health Care Series A, Rev., 2.00%, 11/15/2018	850	851

		12,125

Housing — 0.1%
City of St. Paul Park, Senior Housing and Health Care, Presbyterian Homes Bloomington Project
Rev., 3.00%, 9/1/2018	445	445
Rev., 3.00%, 9/1/2019	795	803
St. Paul Minnesota, Housing and Redevelopment Authority, Parking Enterprise Series A, Rev., 3.00%, 8/1/2020	515	527

		1,775

Other Revenue — 0.0% (b)
State of Minnesota, General Fund Appropriation Series B, Rev., 5.00%, 3/1/2020	400	419

Utility — 0.0% (b)
City of Chaska, Electric Generating Facilities Series A, Rev., 4.00%, 10/1/2018	20	20

Total Minnesota		24,274

Mississippi — 1.0%
General Obligation — 0.2%
State of Mississippi Series F, GO, 5.00%, 11/1/2020	4,000	4,270

Hospital — 0.1%
Mississippi Hospital Equipment and Facilities Authority, Baptist Memorial Health Care Series B2, Rev., 2.13%, 1/9/2019 (c)	3,000	3,002

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	63

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Industrial Development Revenue/Pollution Control Revenue — 0.7%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project
Series A, Rev., VRDO, 1.49%, 9/13/2018 (c)	11,150	11,150
Series E, Rev., VRDO, 1.50%, 9/13/2018 (c)	6,200	6,200

		17,350

Other Revenue — 0.0% (b)
Mississippi Development Bank, Rankin County Bond Project Rev., 3.00%, 3/1/2022	100	103

Total Mississippi		24,725

Missouri — 0.8%
Certificate of Participation/Lease — 0.1%
Blue Eye R-V School District
COP, 4.00%, 4/1/2019	135	137
COP, 4.00%, 4/1/2021	75	78
City of Arnold
COP, 3.00%, 12/15/2018	120	120
COP, 3.00%, 12/15/2019	120	122
City of Waynesville
Series C, COP, 2.00%, 4/15/2019	125	125
Series C, COP, 2.00%, 4/15/2020	250	250
County of Stone
COP, 3.00%, 12/1/2018	100	100
COP, 3.00%, 12/1/2019	100	101
COP, 3.00%, 12/1/2020	145	148

		1,181

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Branson IDA, Branson Shoppes Redevelopment Project Series A, Rev., 3.00%, 11/1/2018	250	250
Cape Girardeau County IDA, South Eastern Health
Rev., 5.00%, 3/1/2019	300	303
Rev., 5.00%, 3/1/2020	320	330
Hannibal IDA, Healthcare Facilities Rev., 5.00%, 10/1/2020	300	317
Riverside IDA, Riverside Horizons Infrastructure Project Rev., 3.00%, 5/1/2019	2,055	2,070

		3,270

Other Revenue — 0.5%
County of Jackson, Harry S. Truman Sports Complex Project Rev., 5.00%, 12/1/2022	4,000	4,450
Missouri State Board of Public Buildings Series A, Rev., 4.00%, 10/1/2018	25	25

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
Tender Option Bond Trust Receipts/Certificates Series 2018-XG0176, Rev., VRDO, LIQ: Royal Bank of Canada, 1.66%, 9/13/2018 (c) (g)	8,200	8,200

		12,675

Prerefunded — 0.0% (b)
Missouri State Health and Educational Facilities Authority, Health Facilities Series A, Rev., AGM, 5.50%, 11/15/2018 (d)	100	101
Missouri State Health and Educational Facilities Authority, Health Facilities, Coxhealth Series A, Rev., 5.50%, 11/15/2018 (d)	15	15

		116

Transportation — 0.1%
City of St. Louis, Lambert International Airport Series B, Rev., AMT, AGM, 5.00%, 7/1/2021	1,305	1,405

Total Missouri		18,647

Montana — 0.3%
Education — 0.1%
Montana State Board of Regents, Montana State University Series F, Rev., VRDO, 1.94%, 9/13/2018 (c)	3,500	3,500

Other Revenue — 0.2%
Montana Board of Investments, Municipal Finance Consolidation Act, Intercap Revolving Program Series 2000, Rev., 1.65%, 3/1/2019 (c)	2,600	2,602

Total Montana		6,102

Nebraska — 0.1%
General Obligation — 0.1%
Papio-Missouri River Natural Resource District
GO, 3.00%, 12/15/2018	330	331
GO, 4.00%, 12/15/2019	720	740
GO, 4.00%, 12/15/2020	405	423

		1,494

Hospital — 0.0% (b)
Madison County Hospital Authority No. 1, Faith Regional Health Services Project Series A, Rev., 4.00%, 7/1/2019	725	735

Other Revenue — 0.0% (b)
Upper Republican Natural Resource District, Limited Obligation, Occupation Tax Supported, River Flow Enhancement Rev., AGM, 3.00%, 12/15/2020	250	256

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Prerefunded — 0.0% (b)
Douglas County Hospital Authority No. 3 Rev., BHAC-CR, 5.50%, 11/1/2018 (d)	20	20

Utility — 0.0% (b)
City of Lincoln, Electric System Rev., 5.00%, 9/1/2018	20	20

Total Nebraska		2,525

Nevada — 1.2%
General Obligation — 0.1%
Clark County School District Series C, GO, 5.00%, 6/15/2023	2,000	2,243

Hospital — 0.1%
City of Carson, Carson Tahoe Regional Healthcare Project
Rev., 5.00%, 9/1/2018	460	460
Rev., 5.00%, 9/1/2019	325	335
Rev., 5.00%, 9/1/2020	250	264
Rev., 5.00%, 9/1/2027	610	703

		1,762

Other Revenue — 0.0% (b)
City of Henderson Nevada Local Improvement District No. T-14 Rev., 2.50%, 3/1/2019	340	341
City of Henderson Nevada Local Improvement District No. T-17 Rev., 2.00%, 9/1/2019	195	195

		536

Transportation — 0.9%
County of Clark, Department of Aviation, Nevada Airport System, Junior Subordinate Lien Series A, Rev., 5.00%, 7/1/2021	18,500	20,012
County of Clark, Department of Aviation, Nevada Airport System, Subordinate Lien Series D-3, Rev., VRDO, LOC: Bank of America NA, 1.50%, 9/13/2018 (c)	2,035	2,035

		22,047

Utility — 0.1%
County of Clark, Nevada Power Company Projects Rev., 1.60%, 5/21/2020 (c)	3,000	2,976
County of Washoe, Gas and Water Facilities, Sierra Pacific Power Company Project Series B, Rev., 3.00%, 6/1/2022 (c)	580	595

		3,571

Total Nevada		30,159

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

New Hampshire — 0.4%
Education — 0.4%
New Hampshire Health and Education Facilities Authority Act, University System Series A, Rev., 5.00%, 7/1/2019	1,385	1,423
New Hampshire Health and Education Facilities Authority, Dartmouth College Rev., VRDO, 1.45%, 9/13/2018 (c)	9,000	9,000

		10,423

Prerefunded — 0.0% (b)
State of New Hampshire, Capital Improvement Series C, GO, 4.75%, 11/1/2018 (d)	55	55

Transportation — 0.0% (b)
New Hampshire State Turnpike System Rev., 5.00%, 10/1/2018	25	25

Total New Hampshire		10,503

New Jersey — 11.6%
Education — 0.3%
New Jersey Economic Development Authority, School Facilities Construction
Series DDD, Rev., 5.00%, 6/15/2019	500	512
Series DDD, Rev., 5.00%, 6/15/2020	500	524
Series PP, Rev., 5.00%, 6/15/2020	200	209
New Jersey EDA, School Facilities Construction Series XX, Rev., 5.00%, 6/15/2021	5,000	5,333
New Jersey Educational Facilities Authority, The William Paterson University Rev., 5.00%, 7/1/2020	100	105

		6,683

General Obligation — 8.3%
Atlantic County, Township of Galloway Series A, GO, BAN, 3.00%, 8/15/2019	3,700	3,733
Borough of Alpha GO, BAN, 2.50%, 12/10/2018	2,845	2,851
Borough of Avalon GO, BAN, 2.50%, 2/19/2019	9,254	9,289
Borough of Beachwood GO, BAN, 3.00%, 3/6/2019	12,556	12,646
Borough of Bound Brook GO, BAN, 2.75%, 4/19/2019	2,838	2,851
Borough of East Rutherford
GO, BAN, 2.25%, 10/19/2018	5,274	5,273
GO, AGM, 4.00%, 12/1/2018	260	261
GO, AGM, 5.00%, 12/1/2019	145	150
GO, AGM, 5.00%, 12/1/2020	290	308
Borough of Englewood Cliffs GO, BAN, 2.50%, 2/22/2019	5,284	5,304

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	65

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Borough of Highlands GO, BAN, 2.25%, 10/5/2018	2,967	2,968
Borough of Matawan GO, BAN, 2.75%, 6/5/2019	2,606	2,619
Borough of Metuchen GO, 4.00%, 9/1/2018	25	25
Borough of Oakland GO, BAN, 2.50%, 12/14/2018	5,251	5,263
Borough of Oceanport GO, BAN, 2.75%, 6/28/2019	8,062	8,111
Borough of Rockaway GO, BAN, 2.25%, 9/14/2018	6,173	6,173
Borough of Wallington GO, BAN, 2.75%, 8/23/2019	5,733	5,772
Borough of Woodbury Heights Series A, GO, BAN, 2.75%, 8/1/2019	5,277	5,311
Borough of Woodcliff Lake GO, BAN, 2.50%, 2/22/2019	5,530	5,551
Borough of Wood-Ridge GO, BAN, 2.25%, 11/8/2018	3,034	3,037
City of Atlantic
Series B, GO, AGM, 4.00%, 3/1/2019	250	253
Series B, GO, AGM, 5.00%, 3/1/2020	200	209
City of Atlantic, Tax Appeal Series A, GO, 5.00%, 3/1/2020	650	679
City of Bridgeton GO, 3.00%, 8/23/2019	9,553	9,630
City of Egg Harbor Series A, GO, BAN, 3.00%, 4/8/2019	865	870
City of North Wildwood GO, BAN, 3.00%, 8/22/2019	9,620	9,704
City of Union, County of Hudson Series 2017, GO, 4.00%, 11/1/2019	1,000	1,019
County of Burlington Series A-1, GO, 4.00%, 9/1/2018	25	25
County of Essex Series A, GO, 4.00%, 10/1/2018	15	15
County of Salem Series A, GO, BAN, 3.00%, 6/19/2019	10,531	10,616
County of Somerset GO, 4.00%, 12/1/2018	20	20
Mullica Township School District
GO, 2.00%, 9/15/2018	106	106
GO, 2.00%, 9/15/2019	105	105
The County of Monmouth, The Board of Education of The Borough of Freehold GO, GAN, 2.50%, 11/1/2018	6,000	6,006
The County of Union State of New Jersey, Township of Hillside GO, 3.00%, 7/18/2019	6,566	6,620
Township of Belleville GO, TAN, 3.00%, 4/17/2019	8,000	8,051

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
Township of Cherry Hill GO, BAN, 3.00%, 10/16/2018	2,977	2,982
Township of Clinton GO, BAN, 3.00%, 3/20/2019	2,732	2,748
Township of Edison, Sewer Utility GO, BAN, 3.00%, 2/8/2019	26,330	26,502
Township of Lyndhurst GO, BAN, 2.50%, 3/14/2019	8,574	8,609
Township of Medford Series A, GO, BAN, 2.25%, 9/25/2018	5,822	5,824
Township of Mount Laure Series 2014, GO, 4.00%, 9/1/2018	20	20
Township of North Hanover Series A, GO, BAN, 2.50%, 10/23/2018	5,900	5,893
Township of South Brunswick Series 2014, GO, 4.00%, 9/1/2018	20	20
Township of West Orange GO, BAN, 2.25%, 9/7/2018	6,122	6,122

		200,144

Hospital — 0.0% (b)
New Jersey Health Care Facilities Financing Authority, Holy Name Medical Center Series 2010, Rev., 4.50%, 7/1/2020	375	390

Housing — 0.5%
New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit Camden Townhouses Project Series F, Rev., 1.35%, 2/1/2019 (c)	3,500	3,494
New Jersey Housing and Mortgage Finance Agency, Multifamily Conduit, Garden Spires Project Series A, Rev., 2.02%, 8/1/2020 (c)	8,000	7,991

		11,485

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)
Passaic County Utilities Authority, Solid Waste Disposal
Series 2018, Rev., 4.13%, 3/1/2019	170	172
Series 2018, Rev., 4.25%, 3/1/2020	180	187
Series 2018, Rev., 4.38%, 3/1/2021	255	270

		629

Other Revenue — 0.8%
Atlantic County Improvement Authority, Aviation Park Project Rev., 2.00%, 10/3/2018	6,500	6,502
Burlington County Bridge Commission, Governmental Leasing Program Series A, Rev., 5.00%, 10/15/2018	30	30

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — continued
Gloucester County Improvement Authority Series A, Rev., 5.00%, 11/1/2019	500	518
Tender Option Bond Trust Receipts/Certificates Series 2018-XL0058, Rev., VRDO, LIQ: Barclays Bank plc, 1.68%, 9/13/2018 (c) (g)	5,000	5,000
The Cumberland County Improvement Authority, Vineland Public Safety Building Project Series 2017, Rev., 5.00%, 12/15/2021	340	370
Tobacco Settlement Financing Corp.
Series A, Rev., 5.00%, 6/1/2019	3,500	3,580
Series A, Rev., 5.00%, 6/1/2020	3,000	3,152

		19,152

Prerefunded — 0.0% (b)
County of Burlington, General Improvement Series A, GO, 4.00%, 9/1/2018 (d)	25	25
New Jersey Economic Development Authority, School Facilities Construction
Series Y, Rev., 4.50%, 9/1/2018 (d)	25	25
Series Z, Rev., AGC, 5.50%, 12/15/2018 (d)	85	86
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation
Rev., 5.00%, 10/1/2018 (d)	30	30
Rev., 5.25%, 10/1/2018 (d)	35	35
State of New Jersey, Equipment Lease Purchase Series A, COP, 5.25%, 6/15/2019 (d)	25	26

		227

Transportation — 1.7%
New Jersey Economic Development Authority, Transportation Project Series A, Rev., 5.00%, 5/1/2019	3,580	3,651
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Rev., 5.00%, 6/15/2021	6,000	6,427
New Jersey Transportation Trust Fund Authority, Transportation Program Series BB-1, Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.49%, 9/13/2018 (e)	700	704
New Jersey Transportation Trust Fund Authority, Transportation System
Rev., 5.00%, 12/15/2018	20,000	20,174
Series B-4, Rev., 5.25%, 12/15/2019	225	234
New Jersey Turnpike Authority
Series C-1, Rev., (ICE LIBOR USD 1 Month + 0.34%), 1.82%, 10/1/2018 (e)	4,000	4,003
Series B, Rev., 5.00%, 1/1/2025	5,345	5,967

		41,160

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — 0.0% (b)
Logan Township Municipal Utilities Authority Rev., 4.00%, 5/1/2020	100	103

Total New Jersey		279,973

New Mexico — 0.0% (b)
General Obligation — 0.0% (b)
Jal Public School District No. 19, Credit Enhancement Program GO, AGM, 5.00%, 8/1/2019	880	906

New York — 18.8%
Education — 0.1%
New York State Dormitory Authority, Fordham University Rev., 5.00%, 7/1/2023	920	1,041
New York State Dormitory Authority, St. John’s University Series B-2, Rev., VRDO, LOC: U.S. Bank NA, 1.47%, 9/13/2018 (c)	1,180	1,180

		2,221

General Obligation — 10.9%
Bath Central School District, Steuben County GO, BAN, 3.00%, 6/21/2019	8,320	8,384
Beekmantown Central School District, Clinton County New York GO, BAN, 2.75%, 6/27/2019	4,035	4,060
Binghamton City School District GO, RAN, 2.50%, 1/25/2019	3,500	3,508
City of New York Series E, Subseries E-3, GO, VRDO, LOC: Bank of America NA, 1.47%, 9/13/2018 (c)	15,000	15,000
City of New York, Fiscal Year 2012 Subseries G-4, GO, VRDO, LOC: Citibank NA, 1.46%, 9/13/2018 (c)	10,000	10,000
City of New York, Fiscal Year 2017 GO, VRDO, LOC: Citibank NA, 1.46%, 9/13/2018 (c)	14,100	14,100
City of Olean GO, BAN, 2.75%, 6/13/2019	6,024	6,068
City of Tonawanda GO, BAN, 3.00%, 6/6/2019	2,894	2,922
City of Watertown Series A, GO, BAN, 3.00%, 4/1/2019	4,360	4,391
County of Cattaraugus GO, BAN, 2.75%, 4/3/2019	707	710
County of Columbia, Germantown Central School District GO, BAN, 2.75%, 6/28/2019	8,937	8,995
County of Nassau Series B, GO, TAN, 3.00%, 9/18/2018	22,495	22,508
County of Schoharie
GO, BAN, 2.50%, 2/8/2019	14,700	14,751
GO, BAN, 2.75%, 6/20/2019	15,000	15,103
County of Suffolk Series I, GO, TAN, 2.25%, 9/27/2018	5,275	5,276

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	67

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
County of Suffolk, Longwood Central School District GO, 5.00%, 6/15/2021	300	327
County of Westchester Series A, GO, BAN, 3.00%, 12/14/2018	11,100	11,140
East Ramapo Central School District GO, BAN, 3.00%, 4/26/2019	9,797	9,873
Erie County, Cleveland Hill Union Free School District GO, BAN, 2.75%, 6/25/2019	7,650	7,699
Hilton Central School District GO, BAN, 2.75%, 6/28/2019	5,800	5,839
Holley Central School District GO, BAN, 2.50%, 6/25/2019	2,105	2,114
Marcellus Central School District GO, BAN, 3.00%, 2/22/2019	6,713	6,747
Mayfield Central School District GO, BAN, 2.75%, 6/28/2019	14,975	15,082
Morrisville-Eaton Central School District Series A, GO, BAN, 2.75%, 9/28/2018	6,500	6,504
Newark Central School District GO, BAN, 2.75%, 6/20/2019	14,000	14,104
Oneida County, Sherrill City School District Series B, GO, BAN, 2.50%, 7/26/2019	8,751	8,792
Owego Apalachin Central School District
Series B, GO, RAN, 2.38%, 6/27/2019	6,443	6,455
Series C, GO, RAN, 2.38%, 6/27/2019	2,500	2,504
Pavilion Central School District, Livingston and Wyoming Counties GO, BAN, 2.75%, 6/21/2019	2,622	2,639
Rome City School District GO, BAN, 2.75%, 8/2/2019	24,925	25,119
Town of Islip, Public Improvement Series A, GO, 4.00%, 11/15/2020	500	503
Town of Plattsburgh GO, BAN, 2.75%, 8/23/2019	3,000	3,018

		264,235

Hospital — 0.1%
Jefferson County Civic Facility Development Corp., Samaritan Medical Center Project
Series A, Rev., 2.00%, 11/1/2018	515	514
Series A, Rev., 2.00%, 11/1/2019	550	545
Series A, Rev., 3.00%, 11/1/2020	575	577

		1,636

Housing — 0.1%
Amherst Development Corp., Student Housing Facility, Greiner and Hadley Refunding Projects Series A, Rev., 3.00%, 10/1/2018	2,360	2,362

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Industrial Development Revenue/Pollution Control Revenue — 0.8%
Syracuse City Industrial Development Agency, Syracuse University Project Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.47%, 9/13/2018 (c)	20,145	20,145

Other Revenue — 1.7%
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2003
Subseries A-4, Rev., VRDO, 1.40%, 9/4/2018 (c)	1,250	1,250
Series 2003A-1, Rev., 5.00%, 11/1/2018	1,000	1,006
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2010
Subseries F-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.49%, 9/13/2018 (c)	14,675	14,675
Series D, Rev., 5.00%, 11/1/2018	25	25
New York City Transitional Finance Authority, Future Tax Secured, Fiscal Year 2013
Subseries A-7, Rev., VRDO, 1.47%, 9/13/2018 (c)	12,055	12,055
Subseries F-1, Rev., 5.00%, 2/1/2019	150	152
New York City Transitional Finance Authority, New York City Recovery Series 3, Subseries 3-G, Rev., VRDO, 1.51%, 9/13/2018 (c)	4,000	4,000
New York State Dormitory Authority, North Shore, Long Island Jewish Obligated Group Series A, Rev., 4.00%, 5/1/2020	150	156
Schenectady Metroplex Development Authority Series A, Rev., BAN, 3.00%, 12/28/2018	1,240	1,246
Tender Option Bond Trust Receipts/Certificates Series 2017-XF0591, Rev., VRDO, LIQ: Bank of America NA, 1.71%, 9/13/2018 (c) (g)	6,000	6,000
TSASC, Inc., Tobacco Settlement Series B, Rev., 5.00%, 6/1/2019	150	153

		40,718

Prerefunded — 0.0% (b)
Onondaga County Water Authority Series A, Rev., 5.00%, 9/15/2018 (d)	50	50
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels Series A, Rev., 5.00%, 1/1/2022 (d)	1,120	1,235

		1,285

Special Tax — 0.0% (b)
New York State Dormitory Authority, State Personal Income Tax, General Purpose Series A, Rev., 5.00%, 2/15/2021	200	215

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Special Tax — continued
New York State Environmental Facilities Corp., State Personal Income Tax Series A, Rev., 5.25%, 12/15/2018	25	25

		240

Transportation — 4.3%
Metropolitan Transportation Authority
Subseries E-3, Rev., VRDO, LOC: Citibank NA, 1.57%, 9/13/2018 (c)	2,365	2,365
Subseries E-2, Rev., VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 1.58%, 9/13/2018 (c)	6,935	6,935
Rev., (ICE LIBOR USD 1 Month + 0.30%), 1.72%, 10/1/2018 (e)	3,505	3,493
Series C-2D, Rev., BAN, 4.00%, 5/15/2019	15,000	15,233
Series A-3, Rev., BAN, 4.00%, 8/15/2019	13,750	14,030
New York State Thruway Authority Series A, Rev., 5.00%, 5/1/2019	24,395	24,909
New York Transportation Development Corp., Delta Air Lines, Inc., Laguardia Airport Terminals C & D Redevelopment Project Rev., AMT, 5.00%, 1/1/2022	14,000	15,061
Port Authority of New York and New Jersey, Consolidated, 173rd Series Rev., 5.00%, 12/1/2018	100	101
Triborough Bridge and Tunnel Authority Series B, Rev., VRDO, LOC: State Street Bank & Trust, 1.44%, 9/13/2018 (c)	12,950	12,950
Triborough Bridge and Tunnel Authority, MTA Bridges and Tunnels
Series B-4D, Rev., (ICE LIBOR USD 1 Month + 0.58%), 2.00%, 10/1/2018 (e)	1,500	1,503
Series A, Rev., 4.00%, 11/15/2018	2,210	2,221
Series A, Rev., 5.00%, 11/15/2018	4,010	4,038
Series B, Rev., 5.00%, 11/15/2018	20	20

		102,859

Utility — 0.0% (b)
Long Island Power Authority, Electric System Series A, Rev., AGM, Zero Coupon, 12/1/2018	25	25

Water & Sewer — 0.8%
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2013 Subseries AA-2, Rev., VRDO, 1.50%, 9/13/2018 (c)	12,560	12,560

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Water & Sewer — continued
New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series BB-3, Rev., VRDO, 1.47%, 9/13/2018 (c)	5,680	5,680

		18,240

Total New York		453,966

North Carolina — 1.1%
Education — 0.2%
North Carolina Capital Facilities Finance Agency, Meredith College
Rev., 5.00%, 6/1/2019	250	256
Rev., 5.00%, 6/1/2020	275	288
University of North Carolina, Chapel Hill Series B, Rev., (ICE LIBOR USD 1 Month + 0.40%), 1.82%, 10/1/2018 (e)	3,250	3,279
Winston-Salem State University Foundation LLC, The Board of Governors of The University of North Carolina
Rev., AGM, 3.00%, 10/1/2018	110	110
Rev., AGM, 4.00%, 10/1/2019	90	92
Rev., AGM, 4.00%, 10/1/2020	120	126

		4,151

General Obligation — 0.1%
County of Lincoln Series A, GO, 4.00%, 6/1/2019	2,535	2,581
State of North Carolina Series A, GO, 5.00%, 6/1/2019	500	513

		3,094

Hospital — 0.1%
North Carolina Medical Care Commission, Firsthealth Carolinas Series A, Rev., VRDO, 1.52%, 9/13/2018 (c)	2,935	2,935
North Carolina Medical Care Commission, United Methodist Retirement Homes, Inc., Retirement Facilities
Rev., 5.00%, 10/1/2018	180	181
Rev., 5.00%, 10/1/2019	275	283
Northern Hospital District of Surry County, Health Care Facilities Rev., 4.00%, 10/1/2018	380	380

		3,779

Housing — 0.2%
Asheville Housing Authority, Ledgewood Village, Multifamily Housing Rev., 1.90%, 12/1/2019 (c)	4,000	3,999

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	69

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — 0.3%
City of Greensboro, Combined Enterprise System Series A, Rev., VRDO, 1.47%, 9/13/2018 (c)	6,005	6,005
County of Chatham Series 2014, Rev., 5.00%, 11/1/2019	210	218

		6,223

Transportation — 0.0% (b)
North Carolina Turnpike Authority, Monroe Connector System Series 2011, Rev., 5.00%, 7/1/2020	420	444

Water & Sewer — 0.2%
City of Charlotte, Water and Sewer System Series B, Rev., VRDO, 1.41%, 9/13/2018 (c)	5,810	5,810

Total North Carolina		27,500

North Dakota — 0.0% (b)
Hospital — 0.0% (b)
City of Grand Forks, Health Care System, Altru Health System Obligated Group Series A, Rev., 5.00%, 12/1/2018	270	272

Ohio — 3.9%
Certificate of Participation/Lease — 0.0% (b)
Goshen Local School District, School Facilities Project
COP, 4.00%, 12/15/2018	170	171
COP, 4.00%, 12/15/2019	240	246
COP, 1.50%, 12/15/2020	280	277

		694

Education — 0.0% (b)
Lorain County Community College District Rev., 2.00%, 12/1/2018	225	225
Miami University, A State University of Ohio Rev., 4.00%, 9/1/2018	50	50

		275

General Obligation — 1.0%
Antwerp Local School District, School Facilities Construction and Improvement GO, 3.00%, 12/1/2018	215	216
City of Cincinnati, Unlimited Tax Refunding and Improvement
Series 2014A, GO, 5.00%, 12/1/2018	2,000	2,017
Series 2014A, GO, 5.00%, 12/1/2019	5,925	6,164
City of Elyria, Improvement and Refunding, Various Purpose
GO, 3.00%, 12/1/2018	685	687
GO, 5.00%, 12/1/2019	1,340	1,393

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — continued
City of Elyria, Various Purpose GO, BAN, 2.38%, 5/23/2019	820	825
City of Fairborn, Various Purpose Series B, GO, BAN, 1.75%, 9/7/2018	425	425
City of Fairfield, Various Purpose GO, BAN, 2.50%, 5/1/2019	3,300	3,316
City of Lorain, Streetscape Improvements GO, BAN, 2.75%, 6/20/2019	650	656
City of Marietta, Various Purpose Series A, GO, BAN, 3.00%, 5/9/2019	3,973	3,999
City of Middletown, Various Purpose
GO, 4.00%, 12/1/2018	250	251
GO, 4.00%, 12/1/2019	500	514
City of North Olmsted, Capital Improvements GO, BAN, 2.50%, 4/23/2019	615	618
City of Springboro GO, 5.00%, 12/1/2018	25	25
City of Toledo
GO, AGM, 2.00%, 12/1/2019	180	180
GO, AGM, 4.00%, 12/1/2020	100	105
County of Crawford, Various Purpose GO, AGM, 2.00%, 12/1/2018	225	225
Madison Local School District, Energy Conservation Improvement GO, BAN, 2.00%, 10/4/2018	645	645
Painesville City Local School District, School Improvement GO, Zero Coupon, 12/1/2018	95	95
Riverside Local School District, School Construction and Improvement Series C, GO, 5.00%, 10/1/2018	100	100
State of Ohio Series A, GO, 5.00%, 3/15/2019	1,000	1,018
Wauseon Exempted Village School District, Classroom Facilities and School Improvement GO, 2.00%, 12/1/2018	230	230

		23,704

Hospital — 1.4%
Akron, Bath and Copley Joint Township Hospital District, Summa Health Obligated Group Rev., 5.00%, 11/15/2021	125	134
City of Centerville, Graceworks Lutheran Services
Rev., 5.00%, 11/1/2020	275	288
Rev., 5.00%, 11/1/2021	285	303
County of Allen, Hospital Facilities, Mercy Health Series B, Rev., 5.00%, 5/5/2022 (c)	2,000	2,188
County of Franklin, Hospital Facilities Class A, Rev., VRDO, 1.49%, 9/13/2018 (c)	1,190	1,190
County of Franklin, Trinity Health Credit Group Rev., 1.37%, 11/1/2018 (c)	20,000	19,982

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
State of Ohio, University Hospitals Health System, Inc. Series A, Rev., VRDO, 1.74%, 9/4/2018 (c)	8,250	8,250

		32,335

Industrial Development Revenue/Pollution Control Revenue — 1.0%
Ohio State Water Development Authority, Water Pollution Control Loan Fund
Series 2016 A, Rev., VRDO, LIQ: BMO Harris Bank NA, 1.55%, 9/13/2018 (c)	10,400	10,400
Series B, Rev., (SIFMA Municipal Swap Index Yield + 0.22%), 1.71%, 9/13/2018 (e)	13,935	13,919

		24,319

Other Revenue — 0.0% (b)
City of Cleveland, Subordinate Lien, Public Facilities Improvements Rev., 5.00%, 10/1/2022	265	295
Village of Obetz
Rev., 5.00%, 12/1/2019	110	114
Rev., 5.00%, 12/1/2020	185	198
Rev., 5.00%, 12/1/2021	125	137

		744

Prerefunded — 0.0% (b)
City of Cincinnati, Economic Development, Baldwin 300 Project Series B, Rev., 5.00%, 11/1/2018 (d)	20	20
Dublin City School District, School Facilities Construction and Improvement GO, 5.00%, 12/1/2018 (d)	25	25
Miamisburg City School District, Facilities Construction and Improvement GO, 5.00%, 12/1/2018 (d)	25	25
Monroeville Local School District, School Improvement GO, 4.00%, 12/1/2018 (d)	20	20
Northmor Local School District, School Facilities Construction and Improvement GO, 5.00%, 11/1/2018 (d)	50	51

		141

Transportation — 0.5%
City of Cleveland, Airport System Series D, Rev., VRDO, LOC: U.S. Bank NA, 1.47%, 9/13/2018 (c)	1,420	1,420
Columbus Regional Airport Authority, Columbus Ohio Regional Airport Authority Rev., VRDO, LOC: U.S. Bank NA, 1.48%, 9/13/2018 (c)	8,785	8,785

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Transportation — continued
Ohio Turnpike and Infrastructure Commission, Junior Lien, Infrastructure Projects Series A-1, Rev., 5.00%, 2/15/2019	735	746

		10,951

Water & Sewer — 0.0% (b)
City of Cincinnati, Water System Series A, Rev., 5.00%, 12/1/2018	20	20
County of Butler Rev., 4.00%, 12/1/2018	30	30

		50

Total Ohio		93,213

Oklahoma — 0.2%
Education — 0.1%
Canadian County Educational Facilities Authority, Mustang Public Schools Project
Rev., 3.00%, 9/1/2018	335	335
Rev., 3.00%, 9/1/2019	1,000	1,011
Cleveland County Educational Facilities Authority, Educational Facilities Lease, Noble Public Schools Project
Rev., 4.00%, 9/1/2018	125	125
Rev., 4.00%, 9/1/2019	120	122
Cleveland County Educational Facilities Authority, Moore Public Schools Project Rev., 5.00%, 6/1/2019	300	307
Okarche Economic Development Authority, Okarche Public Schools Project Rev., 4.00%, 9/1/2019	125	127
Oklahoma County Finance Authority, Educational Facilities, Lease Midwest City-Del City Public Schools Project Series 2018, Rev., 5.00%, 10/1/2018	160	160
Oklahoma County Finance Authority, Educational Facilities, Lease Western Harrah Public Schools Project Rev., 2.00%, 9/1/2018	200	200
Sequoyah County Educational Facilities Authority, Sallisaw Public Schools Project Rev., 2.00%, 9/1/2018	500	500

		2,887

Housing — 0.1%
Oklahoma Housing Finance Agency, Green Rural Development Portfolio Series 2018, Rev., 1.90%, 3/1/2020 (c)	1,500	1,499

Utility — 0.0% (b)
Stillwater Utilities Authority, Utility System and Sales Tax Series A, Rev., 4.00%, 10/1/2018	75	75

Total Oklahoma		4,461

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	71

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Oregon — 0.5%
Certificate of Participation/Lease — 0.1%
Oregon Education Districts Series A, COP, 2.50%, 12/31/2018	1,800	1,806

General Obligation — 0.1%
Clackamas County School District No. 12 Series A, GO, Zero Coupon, 6/15/2019	250	247
County of Washington Series 2016, GO, 5.00%, 6/1/2021	1,875	2,032
Salem-Keizer School District No. 24J
GO, 4.00%, 6/15/2019	375	382
GO, 4.00%, 6/15/2020	225	234
GO, 4.00%, 6/15/2021	175	185
GO, 5.00%, 6/15/2021	500	543
State of Oregon Series L, GO, 5.00%, 11/1/2018	25	25

		3,648

Hospital — 0.3%
Clackamas County Hospital Facility Authority, Legacy Health System Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.47%, 9/13/2018 (c)	1,000	1,000
Klamath Falls Intercommunity Hospital Authority, Sky Lakes Medical Center Project Rev., 3.00%, 9/1/2018	100	100
Salem Hospital Facility Authority, Hospital Project Series B, Rev., VRDO, LOC: U.S. Bank NA, 1.47%, 9/13/2018 (c)	5,350	5,350

		6,450

Transportation — 0.0% (b)
Tri-County Metropolitan Transportation District of Oregon, Capital Grant Receipts Series A, Rev., 5.00%, 10/1/2018	35	35

Total Oregon		11,939

Pennsylvania — 4.9%
Education — 1.2%
Chester County Health and Education Facilities Authority, Immaculata University Project Rev., 3.00%, 11/1/2018	255	255
Pennsylvania Higher Educational Facilities Authority
Series A, Rev., 5.00%, 9/1/2019 (d)	8,950	9,242
Series AN, Rev., 5.00%, 6/15/2020	5,975	6,269
Pennsylvania Higher Educational Facilities Authority, Aicup Financing Program-York College of Pennsylvania Project Rev., 2.23%, 5/1/2019 (c)	1,000	1,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Education — continued
Pennsylvania Higher Educational Facilities Authority, Associates Independent Colleges Rev., 2.72%, 5/1/2021 (c)	2,500	2,535
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 5.00%, 8/15/2019	200	206
Pennsylvania Higher Educational Facilities Authority, Widener University Rev., 2.00%, 7/15/2019	290	289
Snyder County Higher Education Authority, Susquehanna University Project Rev., 4.00%, 1/1/2019	375	378
University of Pittsburgh of the Commonwealth System, Higher Education Panthers Rev., (SIFMA Municipal Swap Index Yield + 0.24%), 1.73%, 9/13/2018 (e)	10,000	10,080

		30,254

General Obligation — 0.6%
Butler Area School District
GO, AGM, 2.00%, 10/1/2018	250	250
GO, AGM, 3.00%, 10/1/2019	1,150	1,165
GO, AGM, 4.00%, 10/1/2020	865	902
City of Easton Series A, GO, AGM, 2.00%, 11/15/2018	350	350
Commonwealth of Pennsylvania Series 2015, GO, 5.00%, 8/15/2022	8,995	9,930
Cumberland Valley School District, Refunding and Improvement Series A, GO, 4.00%, 11/15/2018	20	20
Great Valley School District GO, 4.00%, 11/1/2018	20	20
Juniata County School District
GO, AGM, 2.00%, 11/15/2019 (f)	190	190
GO, AGM, 5.00%, 11/15/2021 (f)	185	202
Municipality of Monroeville GO, 3.00%, 6/1/2020	1,075	1,095
Souderton Area School District Series A, GO, 4.00%, 11/15/2018	20	20
The School Board of Philadelphia County Series A, GO, 5.00%, 9/1/2019	500	515
Township of Upper Darby GO, AGM, 2.00%, 5/1/2019	210	210

		14,869

Hospital — 0.1%
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Rev., 5.00%, 9/1/2019	500	515

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Hospital — continued
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Hospital Revenue Rev., 5.00%, 7/1/2019	1,385	1,416

		1,931

Housing — 0.0% (b)
Philadelphia Housing Authority, PHA Headquarters Project Rev., 4.00%, 5/1/2019	250	254

Industrial Development Revenue/Pollution Control Revenue — 0.1%
Franklin County Industrial Development Authority, Menno-Haven, Inc., Project Rev., 4.00%, 12/1/2020	520	531
Lackawanna County Industrial Development Authority, University of Scranton
Rev., 3.00%, 11/1/2018	25	25
Rev., 3.00%, 11/1/2019	50	50
Rev., 4.00%, 11/1/2020	100	104
Rev., 5.00%, 11/1/2021	1,000	1,081
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project Rev., 1.55%, 12/3/2018 (c)	300	300

		2,091

Other Revenue — 1.2%
Allentown Neighborhood Improvement Zone Development Authority, City Center Project Rev., 5.00%, 5/1/2023 (g)	250	268
Commonwealth Financing Authority, Tobacco Master Settlement Payment
Series 2018, Rev., 5.00%, 6/1/2020	555	581
Series 2018, Rev., 5.00%, 6/1/2021	535	573
Cumberland County Municipal Authority, AICUP Financing Program-Messiah College Project Rev., 2.00%, 4/30/2020 (c)	250	250
Emmaus General Authority Rev., VRDO, AGM, 1.54%, 9/13/2018 (c)	6,090	6,090
Philadelphia Municipal Authority, City Agreement, Juvenile Justice Services Center Rev., 4.00%, 4/1/2019	195	197
Tender Option Bond Trust Receipts/Certificates
Series 2018-XL0060, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.66%, 9/13/2018 (c) (g)	5,650	5,650
Series 2018-XX1, Rev., VRDO, LIQ: Barclays Bank plc, LOC: Barclays Bank plc, 1.66%, 9/13/2018 (c) (g)	8,000	8,000

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
Series 2018-XM0594, Rev., VRDO, LIQ: Barclays Bank plc, 1.68%, 9/13/2018 (c) (g)	4,600	4,600
Urban Redevelopment Authority of Pittsburgh, Crawford Square Apartments Project Rev., 2.25%, 6/1/2020 (c)	1,850	1,853

		28,062

Prerefunded — 0.0% (b)
County of Allegheny, West Mifflin Area School District GO, AGM, 5.38%, 10/1/2018 (d)	15	15
The School Board of Philadelphia County Series F, GO, BHAC-CR, 5.13%, 9/1/2018 (d)	35	35
West Shore School District GO, AGC, 4.50%, 5/15/2019 (d)	25	25

		75

Transportation — 1.4%
Delaware River Port Authority Series B, Rev., VRDO, LOC: Barclays Bank plc, 1.47%, 9/13/2018 (c)	15,000	15,000
Pennsylvania Turnpike Commission
Series A-1, Rev., (SIFMA Municipal Swap Index Yield + 0.60%), 2.09%, 9/13/2018 (e)	18,000	17,947
Series B, Subseries B-2, Rev., 5.00%, 6/1/2019	75	77
Series B, Subseries B-2, Rev., 5.00%, 6/1/2020	50	53
Pennsylvania Turnpike Commission, Senior Lien Series A, Rev., 5.00%, 12/1/2020	110	118

		33,195

Utility — 0.3%
City of Philadelphia, Gas Works, 1998 General Ordinance, Fifteen Rev., 3.00%, 8/1/2019	2,100	2,120
Philadelphia Gas Works Co. Series C, Rev., VRDO, LOC: Barclays Bank plc, 1.47%, 9/13/2018 (c)	6,000	6,000

		8,120

Total Pennsylvania		118,851

Rhode Island — 0.6%
Education — 0.2%
Rhode Island Health and Educational Building Corp., Higher Education Facility, Rhode Island School of Design Issue Series A, Rev., VRDO, LOC: U.S. Bank NA, 1.48%, 9/13/2018 (c)	4,960	4,960

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	73

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)
Rhode Island Infrastructure Bank, Water Pollution Control Revolving Fund Series A, Rev., 5.00%, 10/1/2018	35	35

Other Revenue — 0.0% (b)
Providence Public Building Authority, Capital Improvement
Series A, Rev., 3.00%, 9/15/2018	125	125
Series A, Rev., 4.00%, 9/15/2019	250	254
Series A, Rev., 5.00%, 9/15/2020	200	210

		589

Transportation — 0.1%
Rhode Island Commerce Corp., First Lien Special Facility, Rhode Island Airport Corp. Intermodal Facility Project
Series 2018, Rev., 5.00%, 7/1/2019	500	512
Series 2018, Rev., 5.00%, 7/1/2020	585	615

		1,127

Water & Sewer — 0.3%
Narragansett Bay Commission, Wastewater System Series A, Rev., VRDO, LOC: TD Bank NA, 1.38%, 9/13/2018 (c)	7,000	7,000

Total Rhode Island		13,711

South Carolina — 0.1%
Education — 0.1%
County of Spartanburg, School District No. 7 Rev., 3.00%, 12/1/2018	300	301
Educational Facilities Authority, Wofford College Series B, Rev., 2.38%, 4/1/2022 (c)	500	497
Scago Educational Facilities Corp. for Colleton School District Rev., 5.00%, 12/1/2018	1,420	1,431

		2,229

Hospital — 0.0% (b)
Lexington County Health Services District, Inc., Hospital, LexMed Obligated Group Series 2017, Rev., 5.00%, 11/1/2018	750	753

Utility — 0.0% (b)
Piedmont Municipal Power Agency, Electric Series A, Rev., 5.00%, 1/1/2019	250	252

Total South Carolina		3,234

South Dakota — 0.0% (b)
Housing — 0.0% (b)
South Dakota Board of Regents, Housing and Auxiliary Facility System Series 2017, Rev., 5.00%, 4/1/2022	375	412

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — 0.0% (b)
South Dakota State Building Authority
Series A, Rev., 3.00%, 6/1/2019	150	151
Series A, Rev., 3.00%, 6/1/2020	200	204

		355

Total South Dakota		767

Tennessee — 1.9%
Education — 0.8%
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board Rev., 1.30%, 7/1/2019 (c)	6,250	6,218
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, East Webster Street Apartments Project Rev., 2.05%, 4/1/2020 (c)	2,500	2,508
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Oakwood Flats Apartments Project Rev., 2.10%, 10/1/2020 (c)	6,500	6,521
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Twelfth and Wedgewood Apartments Project Series 2017, Rev., GNMA, 1.80%, 12/1/2019 (c)	4,000	3,996

		19,243

General Obligation — 0.2%
County of Monroe GO, BAN, 1.20%, 6/15/2019	3,500	3,482
County of Shelby, Public Improvment Series B, GO, VRDO, 1.50%, 9/13/2018 (c)	2,000	2,000
County of Sumner, School and Public Improvement Series 2013, GO, 5.00%, 12/1/2019	105	109

		5,591

Housing — 0.7%
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Dandridge Towers Project Rev., 1.87%, 7/1/2020 (c)	2,400	2,396
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers I/East Project Rev., 2.00%, 1/1/2021 (c)	10,000	10,020
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Multifamily Housing, Trevecca Towers Ii Project Rev., 2.00%, 1/1/2021 (c)	5,000	5,009

		17,425

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utility — 0.1%
City of Knoxville, Gas System Series W, Rev., 5.00%, 3/1/2019	120	122
Tennessee Energy Acquisition Corp., Gas Project
Series A, Rev., 4.00%, 5/1/2019	625	634
Series A, Rev., 4.00%, 5/1/2020	780	804
Series A, Rev., 4.00%, 5/1/2021	730	763

		2,323

Water & Sewer — 0.1%
Jackson Energy Authority, Wastewater System
Rev., 5.00%, 12/1/2018	425	428
Rev., 5.00%, 12/1/2019	350	364

		792

Total Tennessee		45,374

Texas — 7.4%
Education — 0.3%
Arlington Higher Education Finance Corp., Uplift Education
Series A, Rev., PSF-GTD, 2.00%, 12/1/2018	700	701
Series A, Rev., PSF-GTD, 3.00%, 12/1/2019	435	442
Austin Community College District Public Facility Corp., Lease, Highland Campus Parking Garage Project
Series C, Rev., 5.00%, 8/1/2024	200	228
Series C, Rev., 5.00%, 8/1/2025	200	230
Austin Community College District, Combined Fee
Rev., 5.00%, 2/1/2020	110	115
Rev., 5.00%, 2/1/2021	160	171
Rev., 5.00%, 2/1/2022	165	181
Rev., 5.00%, 2/1/2023	170	190
County of Harris, Cultural Education Facilities Finance Corp., Children’s Hospital
Rev., 5.00%, 11/15/2018	3,155	3,175
Series D, Rev., 5.00%, 11/15/2018 (d)	25	25
Harris County Cultural Education Facilities Finance Corp., TECO Project Series 2017, Rev., 5.00%, 11/15/2019	175	182
New Hope Cultural Education Facilities Finance Corp., Longhorn Village Project Rev., 5.00%, 1/1/2020	195	201
Newark Higher Education Finance Corp., Orenda Education Rev., PSF-GTD, 4.00%, 8/15/2019	200	204
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project Rev., 5.00%, 11/15/2018	300	302

		6,347

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

General Obligation — 3.8%
City of Austin GO, 4.00%, 9/1/2018	20	20
City of Granbury
Series 2018, GO, 2.00%, 8/15/2019	160	160
Series 2018, GO, 2.00%, 8/15/2020	185	185
City of Odessa
Series 2017, GO, 4.00%, 3/1/2019	360	364
Series 2017, GO, 4.00%, 3/1/2020	300	310
Clear Creek Independent School District, School Building Series B, GO, PSF-GTD, 1.45%, 8/14/2020 (c)	2,200	2,183
Corpus Christi Independent School District, School Building Series A, GO, PSF-GTD, 2.00%, 8/15/2019 (c)	1,250	1,254
County of Bexar, Harlandale Independent School District GO, PSF-GTD, 3.00%, 8/15/2021 (c)	4,000	4,083
County of Harris
Series B, GO, 4.00%, 10/1/2018	30	30
Series A, GO, 5.00%, 10/1/2018	25	25
County of La Salle
GO, AGM, 5.00%, 3/1/2019	295	300
GO, AGM, 5.00%, 3/1/2020	315	329
GO, AGM, 5.00%, 3/1/2021	345	370
County of La Salle, Unlimited Tax
GO, AGM, 5.00%, 3/1/2019	1,000	1,016
GO, AGM, 5.00%, 3/1/2020	2,075	2,169
GO, AGM, 5.00%, 3/1/2021	2,135	2,287
Cuero Independent School District, School Building Series 2014, GO, PSF-GTD, 5.00%, 8/15/2021	100	109
El Paso County Hospital District GO, 5.00%, 8/15/2019	175	179
Fort Bend County Municipal Utility District No. 151 GO, 3.00%, 9/1/2021	190	194
Fort Bend County, Levee Improvement District No. 15 GO, 0.75%, 9/1/2018	2,545	2,545
Fort Bend Independent School District Series B, GO, PSF-GTD, 1.35%, 8/1/2019 (c)	6,560	6,543
Goose Creek Consolidated Independent School District Series B, GO, PSF-GTD, 1.18%, 8/15/2019 (c)	3,100	3,083
Harris County Municipal Utility District No. 412 GO, 2.00%, 9/1/2018	100	100
Houston Independent School District, Schoolhouse Series A-2, GO, PSF-GTD, 3.00%, 6/1/2019 (c)	6,000	6,058
Leander Independent School District, Capital Appreciation Series B, GO, Zero Coupon, 8/15/2019	220	216

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	75

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
General Obligation — continued
Midlothian Independent School District, School Building Series B, GO, PSF-GTD, 2.50%, 8/1/2020 (c)	5,000	5,056
New Caney Independent School District, School Building GO, PSF-GTD, 3.00%, 8/15/2021 (c)	1,500	1,544
Northside Independent School District GO, PSF-GTD, 1.45%, 6/1/2020 (c)	4,000	3,972
Northside Independent School District, School Building GO, PSF-GTD, 2.00%, 6/1/2021 (c)	1,000	995
Pasadena Independent School District, School Building Series 2018, GO, PSF-GTD, 5.00%, 2/15/2019	600	609
Sienna Plantation Levee Improvement District of Fort Bend County GO, 2.00%, 9/1/2019	250	250
Southside Independent School District, School Building GO, PSF-GTD, 2.00%, 8/15/2019	250	251
State of Texas, Public Finance Authority Series A, GO, 5.00%, 10/1/2018	40	40
State of Texas, Transportation Commission, Multi Mode Mobility Fund Series B-R, GO, VRDO, LIQ: Texas Comptroller of Public Accounts, 1.48%, 9/13/2018 (c)	23,505	23,505
State of Texas, Veterans Bonds GO, VRDO, 1.53%, 9/13/2018 (c)	21,800	21,800
Weslaco Independent School District, Maintenance Tax Notes GO, AGM, 3.00%, 2/15/2019	230	231

		92,365

Hospital — 1.1%
Harris County Cultural Education Facilities Finance Corp., Memorial Hermann Health System
Rev., VRDO, 1.51%, 9/13/2018 (c)	17,215	17,215
Series D, Rev., VRDO, 1.51%, 9/13/2018 (c)	8,800	8,800

		26,015

Industrial Development Revenue/Pollution Control Revenue — 0.2%
Matagorda County Navigation District No. 1, Pollution Control Rev., AMT, 1.75%, 9/1/2020 (c)	4,000	3,928

Other Revenue — 0.5%
Austin Convention Enterprises, Inc., Convention Center Hotel First Tier Series A, Rev., 5.00%, 1/1/2019	1,100	1,110
Mission Redevelopment Authority, Tax Increment Contract Revenue Rev., AGM, 4.00%, 9/1/2018	960	960

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Other Revenue — continued
State of Texas Rev., TRAN, 4.00%, 8/29/2019	10,000	10,207

		12,277

Prerefunded — 0.3%
City of Dallas, Waterworks and Sewer System Rev., 5.00%, 10/1/2018 (d)	25	25
Corpus Christi Independent School District, School Building GO, 5.00%, 8/15/2019 (d)	500	515
Dallas Area Rapid Transit, Senior Lien Rev., 5.00%, 12/1/2018 (d)	45	45
Garland Independent School District, School Building Series A, GO, 5.00%, 2/15/2019 (d)	4,830	4,902
Hidalgo County Drain District No. 1, Improvement GO, AGC, 4.75%, 9/1/2018 (d)	20	20
North Texas Tollway Authority System, First Tier
Series K-1, Rev., AGC, 5.75%, 1/1/2019 (d)	70	71
Series A, Rev., 6.00%, 1/1/2019 (d)	1,220	1,237
Series A, Rev., 6.25%, 1/1/2019 (d)	50	51

		6,866

Transportation — 0.5%
Brazoria County Toll Road Authority, Limited Contract Tax and Subordinate Lien Toll Road Series B, Rev., BAN, 1.45%, 3/1/2020	7,000	6,965
Camino Real Regional Mobility Authority, Subordinate Lien Vehicle Rev., AGM, 5.00%, 6/1/2019	155	159
Dallas Area Rapid Transit, Senior Lien
Rev., 5.00%, 12/1/2018	50	51
Series A, Rev., 5.00%, 12/1/2018	50	50
Dallas-Fort Worth International Airport Series E, Rev., 5.00%, 11/1/2019	525	544
Harris County Toll Road Authority, Senior Lien
Series A, Rev., 5.00%, 8/15/2019	1,850	1,907
Series A, Rev., 5.00%, 8/15/2020	1,500	1,591
Series A, Rev., 5.00%, 8/15/2021	1,500	1,630
Harris County, Metropolitan Transit Authority Rev., 4.00%, 11/1/2018 (d)	30	30
Love Field Airport Modernization Corp. Rev., AMT, 5.00%, 11/1/2021	125	135
Port Beaumont Navigation District
Rev., 3.00%, 9/1/2019	100	101
Rev., 4.00%, 9/1/2020	155	160
Texas Transportation Commission, State Highway Fund
Rev., 4.00%, 10/1/2018	20	20
Series A, Rev., 5.00%, 10/1/2018	20	20

		13,363

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utility — 0.2%
City of Houston, Combined Utility System, First Lien Series C, Rev., 5.00%, 11/15/2018	25	25
City of Houston, Utility System Series B-6, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 1.49%, 9/13/2018 (c)	4,425	4,425

		4,450

Water & Sewer — 0.5%
City of Austin, Water and Wastewater System Rev., VRDO, LOC: Citibank NA, 1.50%, 9/13/2018 (c)	11,275	11,275
North Texas Municipal Water District, Water System Rev., 4.00%, 9/1/2018	20	20
Trinity River Authority Central Regional Wastewater System Revenue
Rev., 5.00%, 8/1/2019	1,255	1,292
Rev., 5.00%, 8/1/2020	675	716

		13,303

Total Texas		178,914

Utah — 0.9%
Education — 0.1%
Utah Charter School Finance Authority, Utah Charter Academies Project
Rev., 3.00%, 10/15/2019	200	202
Rev., 3.00%, 10/15/2020	220	223
Rev., 4.00%, 10/15/2021	305	320

		745

Hospital — 0.7%
County of Utah Hospital, IHC Health Services, Inc.
Series B, Rev., VRDO, 1.47%, 9/13/2018 (c)	4,000	4,000
Series C, Rev., VRDO, 1.47%, 9/13/2018 (c)	2,500	2,500
Series D, Rev., VRDO, 1.47%, 9/13/2018 (c)	11,275	11,275

		17,775

Other Revenue — 0.1%
City of Murray, Sales Tax
Series 2018, Rev., 2.00%, 11/15/2018	200	200
Series 2018, Rev., 3.00%, 11/15/2019	100	101
Series 2018, Rev., 3.00%, 11/15/2020	235	241
Series 2018, Rev., 4.00%, 11/15/2021	150	159
Utah Infrastructure Agency, Telecommunication Revenue
Series A, Rev., 2.00%, 10/15/2018	540	540
Series A, Rev., 2.00%, 10/15/2019	1,000	993

		2,234

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Utility — 0.0% (b)
City of Lehi, Electric Utility
Series 2018, Rev., 4.00%, 6/1/2019	75	76
Series 2018, Rev., 5.00%, 6/1/2020	85	90
Series 2018, Rev., 5.00%, 6/1/2021	75	81

		247

Water & Sewer — 0.0% (b)
Snyderville Basin Water Reclamation District, Sewer Rev., 5.00%, 9/15/2018	20	20
Weber Basin Water Conservancy District Series A, Rev., 5.00%, 10/1/2018	20	20

		40

Total Utah		21,041

Virginia — 2.9%
Education — 0.4%
Virginia College Building Authority, Education Facilities, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2018	110	110
Virginia College Building Authority, Public Higher Education Financing Program Series B, Rev., 5.00%, 9/1/2020	7,685	8,168
Virginia Public School Authority, School Technology and Security Series IV, Rev., 5.00%, 4/15/2019	1,000	1,021

		9,299

General Obligation — 0.1%
City of Charlottesville, Public Improvement Series B, GO, 4.00%, 7/15/2020	200	209
City of Norfolk Series G, GO, 4.00%, 10/1/2018	25	25
Commonwealth of Virginia Series A, GO, 5.00%, 6/1/2021	1,480	1,606

		1,840

Housing — 0.4%
Newport News Redevelopment and Housing Authority, Berkley Preservation Project Rev., FHA, GNMA, 1.20%, 4/1/2019	10,000	9,963

Industrial Development Revenue/Pollution Control Revenue — 0.6%
Louisa Industrial Development Authority, Virginia Pollution Control Revenue Refunding Bonds Rev., 1.85%, 5/16/2019 (c)	7,550	7,538
Wise County Industrial Development Authority Series 2009-A, Rev., 2.15%, 9/1/2020 (c)	7,500	7,482

		15,020

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	77

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Other Revenue — 1.0%
Virginia Public Building Authority, Public Facilities
Series A, Rev., 5.00%, 8/1/2020	5,220	5,535
Series C, Rev., 5.00%, 8/1/2020	18,830	19,968
Virginia Resources Authority, Infrastructure, Unrefunded Balance Rev., 4.00%, 11/1/2018	20	20

		25,523

Prerefunded — 0.4%
Fairfax County EDA, Community Services Facilities Projects Series A, Rev., 4.50%, 3/1/2021 (d)	8,235	8,769
Virginia College Building Authority, Educational Facilities, 21st Century College and Equipment Programs Series A, Rev., 5.00%, 2/1/2019 (d)	20	20

		8,789

Total Virginia		70,434

Washington — 1.1%
Education — 0.1%
University of Washington Series A, Rev., 5.00%, 12/1/2018	1,100	1,109

General Obligation — 0.0% (b)
Pend Oreille County, Public Hospital District No. 1
GO, 3.00%, 12/1/2019	155	156
GO, 3.00%, 12/1/2020	155	156
Snohomish County School District No. 25, Marysville GO, 5.00%, 12/1/2020	170	182
State of Washington, Various Purpose Series R-2011B, GO, 5.00%, 7/1/2019	400	411

		905

Hospital — 0.8%
Washington Biomedical Research Properties 3.2 Series A, Rev., 5.00%, 1/1/2019	145	147
Washington Health Care Facilities Authority, Catholic Health Initiatives
Rev., (SIFMA Municipal Swap Index Yield + 1.00%), 2.49%, 9/13/2018 (e)	5,000	5,064
Rev., (SIFMA Municipal Swap Index Yield + 1.40%), 2.89%, 9/13/2018 (e)	10,000	10,045
Washington Health Care Facilities Authority, Overlake Hospital Medical Center Series 2017B, Rev., 5.00%, 7/1/2022	1,210	1,332
Washington Health Care Facilities Authority, Providence Health and Service Series C, Rev., VRDO, 1.49%, 9/13/2018 (c)	3,150	3,150

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Hospital — continued
Washington Health Care Facilities Authority, Seattle Children’s Hospital Rev., 5.00%, 10/1/2018	20	20

		19,758

Housing — 0.2%
Washington State Housing Finance Commission, Royal Hills Apartments Series A, Rev., 1.40%, 11/1/2019	4,000	3,975

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)
Washington Economic Development Finance Authority, Seadrunar Project Series E, Rev., VRDO, LOC: U.S. Bank NA, 1.70%, 9/13/2018 (c)	120	120

Prerefunded — 0.0% (b)
Snohomish County School District No. 201, Snohomish GO, 5.25%, 12/1/2018 (d)	15	15

Utility — 0.0% (b)
City of Seattle, Municipal Light and Power Series B-2, Rev., VRDO, 2.24%, 9/13/2018 (c)	100	100
Lewis County Public Utility District No. 1, Cowlitz Falls Hydroelectric Project Rev., 5.00%, 10/1/2018	20	20

		120

Total Washington		26,002

West Virginia — 0.2%
Utility — 0.2%
West Virginia Economic Development Authority, Appalachian Power Co. - AMOS Project Rev., 2.62%, 6/1/2022 (c)	3,805	3,806

Wisconsin — 2.4%
Education — 1.6%
Madison Metropolitan School District Rev., TRAN, 2.00%, 9/6/2018	8,500	8,500
Wisconsin Health and Educational Facilities Authority, Advocate Aurora Health Credit Group Rev., (SIFMA Municipal Swap Index Yield + 0.35%), 1.84%, 9/13/2018 (e)	21,865	21,926
Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.
Rev., 4.00%, 9/1/2018	175	175
Rev., 5.00%, 9/1/2019	145	149
Rev., 5.00%, 9/1/2020	155	163
Rev., 5.00%, 9/1/2021	160	171

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Education — continued
Wisconsin School Districts, Cash Flow Administration Program Series A, Rev., 1.38%, 10/8/2018	8,000	7,999

		39,083

General Obligation — 0.2%
City of Fond Du Lac Series B, GO, 2.00%, 4/1/2019	225	226
City of Madison Series A, GO, 5.00%, 10/1/2018	30	30
City of Middletown
GO, 3.00%, 3/1/2020	200	203
GO, 3.00%, 3/1/2021	355	364
City of New Berlin, Promissory Notes GO, 3.50%, 12/1/2018	25	25
Coleman School District, Marinette and Oconto Counties GO, 3.00%, 3/1/2019	50	50
County of Manitowoc
GO, 2.00%, 11/1/2018	105	105
GO, 2.00%, 11/1/2019	215	215
County of Milwaukee, Whitnall School District GO, 3.00%, 3/1/2019	175	176
Eleva-Strum School District
GO, 4.00%, 4/1/2019	165	167
GO, 3.00%, 4/1/2020	230	233
GO, 3.00%, 4/1/2021	450	460
Randall Consolidated School Joint No. 1
GO, 4.00%, 3/1/2019	360	364
GO, 4.00%, 3/1/2020	380	391
GO, 4.00%, 3/1/2021	175	183
Village of Menomonee Falls, Promissory Note
Series A, GO, 3.00%, 6/1/2019	50	50
Series B, GO, 3.38%, 3/1/2020	250	254
Series A, GO, 3.00%, 6/1/2021	270	277
Village of Pulaski
GO, AGM, 2.00%, 4/1/2019	160	160
GO, AGM, 3.00%, 4/1/2020	160	163

		4,096

Industrial Development Revenue/Pollution Control Revenue — 0.0% (b)
State of Wisconsin Environmental Improvement Fund Series A, Rev., 5.00%, 6/1/2019	1,000	1,025

Other Revenue — 0.5%
Village of DeForest Series C, Rev., 3.00%, 5/1/2023	4,865	4,964
Village of Howard Rev., 2.00%, 12/1/2021	6,965	6,931

		11,895

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Prerefunded — 0.0% (b)
City of Racine GO, 5.00%, 12/1/2018 (d)	20	20

Transportation — 0.1%
Wisconsin Department of Transportation Series 1, Rev., 5.00%, 7/1/2020	2,135	2,259

Total Wisconsin		58,378

Wyoming — 0.0% (b)
Utility — 0.0% (b)
Wyoming Municipal Power Agency, Inc., Power Supply System Series A, Rev., 4.00%, 1/1/2019	175	176

Total Municipal Bonds (Cost $2,335,002)		2,332,806

Short-Term Investments — 5.4%
Commercial Paper — 0.8%
New York City Trust For Cultural Resources (SIFMA Municipal Swap Index Yield + 0.02%), 1.58%, 4/1/2044 (e) (Cost $20,000)	20,000	20,000

	SHARES (000)
Investment Companies — 4.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38% (h) (i) (Cost $111,466)	111,467	111,466

Total Short-Term Investments (Cost $131,466)		131,466

Total Investments — 101.9% (Cost $2,466,468)		2,464,272
Liabilities in Excess of Other Assets — (1.9%)		(46,517)

NET ASSETS — 100.0%		2,417,755

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	79

JPMorgan Ultra-Short Municipal Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Abbreviations

AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
BHAC	Insured by Berkshire Hathaway Assurance Corp.
COP	Certificate of Participation
CR	Custodial Receipts
EDA	Economic Development Authority
FHA	Federal Housing Administration
GAN	Grant Anticipation Notes
GNMA	Government National Mortgage Association
GO	General Obligation
ICE	Intercontinental Exchange
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity Agreement
LOC	Letter of Credit
MTA	Metropolitan Transportation Authority
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Q-SBLF	Qualified School Bond Loan Fund
RAN	Revenue Anticipation Note
RE	Reinsured
Rev.	Revenue
SIFMA	The Securities Industry and Financial Markets Association
TAN	Tax Anticipation Note
TRAN	Tax & Revenue Anticipation Note
USD	United States Dollar
VRDO	Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of August 31, 2018.

(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2018.
(d)	Security is prerefunded or escrowed to maturity.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.
(h)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(i)	The rate shown is the current yield as of August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$193,733	$1,541,113
Investments in affiliates, at value	5,294	97,444
Receivables:
Investment securities sold	490	1,058
Investment securities sold — delayed delivery securities	30	—
Fund shares sold	12	484
Interest from non-affiliates	2,096	14,758
Dividends from affiliates	6	150
Other assets	26	—

Total Assets	201,687	1,655,007

LIABILITIES:
Payables:
Due to custodian	23	—	(a)
Investment securities purchased	—	18,518
Fund shares redeemed	87	4,023
Accrued liabilities:
Investment advisory fees	37	203
Administration fees	4	22
Distribution fees	22	10
Service fees	12	94
Custodian and accounting fees	18	53
Audit fees	36	36
Other	18	58

Total Liabilities	257	23,017

Net Assets	$201,430	$1,631,990

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
NET ASSETS:
Paid-in-Capital	$198,866	$1,642,818
Accumulated undistributed (distributions in excess of) net investment income	(42)	411
Accumulated net realized gains (losses)	1,203	(15,408)
Net unrealized appreciation (depreciation)	1,403	4,169

Total Net Assets	$201,430	$1,631,990

Net Assets:
Class A	$59,796	$31,159
Class C	14,048	5,176
Class I	66,251	1,595,655
Class R6	61,335	—

Total	$201,430	$1,631,990

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,293	2,994
Class C	1,493	493
Class I	7,023	152,534
Class R6	6,504	—

Net Asset Value (a):
Class A — Redemption price per share	$9.50	$10.41
Class C — Offering price per share (b)	9.41	10.50
Class I — Offering and redemption price per share	9.43	10.46
Class R6 — Offering and redemption price per share	9.43	—
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.87	$10.65

Cost of investments in non-affiliates	$192,330	$1,536,944
Cost of investments in affiliates	5,294	97,444

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
ASSETS:
Investments in non-affiliates, at value	$352,424		$2,352,806
Investments in affiliates, at value	9,508		111,466
Cash	—	(a)	—
Deposits at broker for futures contracts	115		—
Receivables:
Due from custodian	—		7,003
Investment securities sold	2,399		5,315
Investment securities sold—delayed delivery securities	1,200		135
Fund shares sold	108		4,206
Interest and dividends from non-affiliates	4,069		14,232
Dividends from affiliates	13		207
Due from adviser	—		59
Prepaid expenses	27		—

Total Assets	369,863		2,495,429

LIABILITIES:
Payables:
Due to custodian	—		10,339
Investment securities purchased	—		31,702
Investment securities purchased — delayed delivery securities	—		19,855
Fund shares redeemed	664		15,164
Variation margin on futures contracts	—	(a)	—
Accrued liabilities:
Investment advisory fees	51		—
Distribution fees	47		2
Service fees	63		444
Custodian and accounting fees	24		44
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Audit fees	72		48
Other	17		75

Total Liabilities	938		77,674

Net Assets	$368,925		$2,417,755

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
NET ASSETS:
Paid-in-Capital	$359,762	$2,420,128
Accumulated undistributed (distributions in excess of) net investment income	(51)	70
Accumulated net realized gains (losses)	(2,698)	(247)
Net unrealized appreciation (depreciation)	11,912	(2,196)

Total Net Assets	$368,925	$2,417,755

Net Assets:
Class A	$133,986	$8,138
Class C	28,657	—
Class I	206,282	2,409,617

Total	$368,925	$2,417,755

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,373	813
Class C	2,453	—
Class I	17,587	240,816

Net Asset Value (a):
Class A — Redemption price per share	$11.78	$10.01
Class C — Offering price per share (b)	11.68	—
Class I — Offering and redemption price per share	11.73	10.01
Class A maximum sales charge	3.75%	2.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$12.24	$10.24

Cost of investments in non-affiliates	$340,520	$2,355,002
Cost of investments in affiliates	9,508	111,466

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

(Amounts in thousands)

	JPMorgan Municipal Income Fund	JPMorgan Short- Intermediate Municipal Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,026	$18,030
Interest income from affiliates	— (a)	—
Dividend income from affiliates	44	321

Total investment income	3,070	18,351

EXPENSES:
Investment advisory fees	315	2,079
Administration fees	85	674
Distribution fees:
Class A	78	40
Class C	54	21
Service fees:
Class A	78	40
Class C	18	7
Class I	86	2,033
Custodian and accounting fees	37	95
Interest expense to affiliates	—	1
Professional fees	30	40
Trustees’ and Chief Compliance Officer’s fees	13	15
Printing and mailing costs	2	13
Registration and filing fees	19	30
Transfer agency fees (See Note 2.F.)	4	11
Other	6	22

Total expenses	825	5,121

Less fees waived	(254)	(2,968)

Net expenses	571	2,153

Net investment income (loss)	2,499	16,198

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	328	(3,778)
Investments in affiliates	— (a)	—

Net realized gain (loss)	328	(3,778)

Change in net unrealized appreciation/depreciation on investments in non-affiliates	(659)	6,194

Net realized/unrealized gains (losses)	(331)	2,416

Change in net assets resulting from operations	$2,168	$18,614

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	JPMorgan Tax Free Bond Fund	JPMorgan Ultra-Short Municipal Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,281	$15,863
Interest income from affiliates	— (a)	— (a)
Dividend income from non-affiliates	— (a)	—
Dividend income from affiliates	76	1,012

Total investment income	7,357	16,875

EXPENSES:
Investment advisory fees	538	1,693
Administration fees	145	915
Distribution fees:
Class A	169	6
Class C	106	—
Service fees:
Class A	169	6
Class C	35	—
Class I	245	2,815
Custodian and accounting fees	51	86
Interest expense to affiliates	— (a)	1
Professional fees	33	40
Trustees’ and Chief Compliance Officer’s fees	16	17
Printing and mailing costs	2	19
Registration and filing fees	19	229
Transfer agency fees (See Note 2.F.)	10	5
Other	52	32

Total expenses	1,590	5,864

Less fees waived	(530)	(3,146)
Less expense reimbursements	—	(23)

Net expenses	1,060	2,695

Net investment income (loss)	6,297	14,180

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(846)	(190)
Investments in affiliates	— (a)	—
Futures contracts	(48)	—

Net realized gain (loss)	(894)	(190)

Distributions of capital gains received from investment company non-affiliates	8	—
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(245)	808
Futures contracts	20	—

Change in net unrealized appreciation/depreciation	(225)	808

Net realized/unrealized gains (losses)	(1,111)	618

Change in net assets resulting from operations	$5,186	$14,798

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Municipal Income Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,499	$6,387	$16,198	$35,300
Net realized gain (loss)	328	2,097	(3,778)	(2,785)
Change in net unrealized appreciation/depreciation	(659)	(4,584)	6,194	(12,921)

Change in net assets resulting from operations	2,168	3,900	18,614	19,594

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(693)	(1,664)	(234)	(348)
From net realized gains	—	(471)	—	—
Class C
From net investment income	(123)	(293)	(26)	(56)
From net realized gains	—	(111)	—	—
Class I
From net investment income	(866)	(3,943)	(15,539)	(34,696)
From net realized gains	—	(566)	—	—
Class R6 (a)
From net investment income	(833)	(494)	—	—
From net realized gains	—	(593)	—	—
Select Class (b)
From net investment income	—	—	—	(171)

Total distributions to shareholders	(2,515)	(8,135)	(15,799)	(35,271)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(15,518)	(49,281)	(90,411)	(340,775)

NET ASSETS:
Change in net assets	(15,865)	(53,516)	(87,596)	(356,452)
Beginning of period	217,295	270,811	1,719,586	2,076,038

End of period	$201,430	$217,295	$1,631,990	$1,719,586

Accumulated undistributed (distributions in excess of) net investment income	$(42)	$(26)	$411	$12

(a)	Commencement of offering of class of shares effective November 6, 2017 for JPMorgan Municipal Income Fund.
(b)	Select Class Shares of JPMorgan Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,297	$10,704	$14,180	$10,258
Net realized gain (loss)	(894)	(95)	(190)	(57)
Distributions of capital gains received from investment company non-affiliates	8	—	—	—
Change in net unrealized appreciation/depreciation	(225)	(3,101)	808	(3,044)

Change in net assets resulting from operations	5,186	7,508	14,798	7,157

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,314)	(4,552)	(26)	(8)
Class C
From net investment income	(412)	(779)	—	—
Class I
From net investment income	(3,611)	(5,375)	(14,199)	(10,137)

Total distributions to shareholders	(6,337)	(10,706)	(14,225)	(10,145)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	54,051	(3,172)	352,113	2,035,882

NET ASSETS:
Change in net assets	52,900	(6,370)	352,686	2,032,894
Beginning of period	316,025	322,395	2,065,069	32,175

End of period	$368,925	$316,025	$2,417,755	$2,065,069

Accumulated undistributed (distributions in excess of) net investment income	$(51)	$(11)	$70	$115

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Municipal Income Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,835	$22,238	$3,783	$10,656
Distributions reinvested	677	2,094	232	344
Cost of shares redeemed	(9,869)	(33,567)	(5,282)	(8,869)

Change in net assets resulting from Class A capital transactions	$(6,357)	$(9,235)	$(1,267)	$2,131

Class C
Proceeds from shares issued	$722	$5,107	$315	$861
Distributions reinvested	113	362	23	49
Cost of shares redeemed	(1,897)	(7,178)	(1,578)	(8,514)

Change in net assets resulting from Class C capital transactions	$(1,062)	$(1,709)	$(1,240)	$(7,604)

Class I
Proceeds from shares issued	$10,109	$42,887	$236,604	$1,080,724
Distributions reinvested	839	1,807	15,272	16,842
Cost of shares redeemed	(15,752)	(149,658)	(339,780)	(1,429,300)
Conversion from Select Class Shares	—	—	—	140,758

Change in net assets resulting from Class I capital transactions	$(4,804)	$(104,964)	$(87,904)	$(190,976)

Class R6 (a)
Proceeds from shares issued	$13,355	$90,639	$—	$—
Distributions reinvested	830	1,086	—	—
Cost of shares redeemed	(17,480)	(25,098)	—	—

Change in net assets resulting from Class R6 capital transactions	$(3,295)	$66,627	$—	$—

Select Class (b)
Proceeds from shares issued	$—	$—	$—	$1,645
Distributions reinvested	—	—	—	28
Cost of shares redeemed	—	—	—	(5,241)
Conversion to Class I Shares	—	—	—	(140,758)

Change in net assets resulting from Select Class capital transactions	$—	$—	$—	$(144,326)

Total change in net assets resulting from capital transactions	$(15,518)	$(49,281)	$(90,411)	$(340,775)

(a)	Commencement of offering of class of shares effective November 6, 2017 for JPMorgan Municipal Income Fund.
(b)	Select Class Shares of JPMorgan Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	JPMorgan Municipal Income Fund		JPMorgan Short-Intermediate Municipal Bond Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	297	2,271	363	1,013
Reinvested	72	215	23	33
Redeemed	(1,038)	(3,430)	(508)	(844)

Change in Class A Shares	(669)	(944)	(122)	202

Class C
Issued	77	526	30	81
Reinvested	12	38	2	4
Redeemed	(202)	(742)	(150)	(801)

Change in Class C Shares	(113)	(178)	(118)	(716)

Class I
Issued	1,072	4,427	22,616	102,244
Reinvested	89	188	1,462	1,599
Redeemed	(1,668)	(15,458)	(32,503)	(135,480)
Conversion from Select Class Shares	—	—	—	13,367

Change in Class I Shares	(507)	(10,843)	(8,425)	(18,270)

Class R6 (a)
Issued	1,415	9,369	—	—
Reinvested	88	113	—	—
Redeemed	(1,851)	(2,630)	—	—

Change in Class R6 Shares	(348)	6,852	—	—

Select Class (b)
Issued	—	—	—	152
Reinvested	—	—	—	3
Redeemed	—	—	—	(500)
Conversion to Class I Shares	—	—	—	(13,393)

Change in Select Class Shares	—	—	—	(13,738)

(a)	Commencement of offering of class of shares effective November 6, 2017 for JPMorgan Municipal Income Fund.
(b)	Select Class Shares of JPMorgan Short-Intermediate Municipal Bond Fund had no assets from the close of business on April 3, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,146	$31,215	$14,569	$2,427
Net assets acquired in Fund reorganization (See Note 8)	21,528	—	—	—
Distributions reinvested	2,226	4,375	26	8
Cost of shares redeemed	(28,956)	(52,729)	(7,231)	(2,179)

Change in net assets resulting from Class A capital transactions	$3,944	$(17,139)	$7,364	$256

Class C
Proceeds from shares issued	$646	$3,952	$—	$—
Net assets acquired in Fund reorganization (See Note 8)	6,298	—	—	—
Distributions reinvested	401	770	—	—
Cost of shares redeemed	(3,764)	(11,395)	—	—

Change in net assets resulting from Class C capital transactions	$3,581	$(6,673)	$—	$—

Class I
Proceeds from shares issued	$28,017	$59,833	$1,157,440	$3,119,503
Net assets acquired in Fund reorganization (See Note 8)	76,798	—	—	—
Distributions reinvested	3,393	3,871	14,151	5,769
Cost of shares redeemed	(61,682)	(43,064)	(826,842)	(1,089,646)

Change in net assets resulting from Class I capital transactions	$46,526	$20,640	$344,749	$2,035,626

Total change in net assets resulting from capital transactions	$54,051	$(3,172)	$352,113	$2,035,882

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	JPMorgan Tax Free Bond Fund		JPMorgan Ultra-Short Municipal Fund
	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018	Six Months Ended August 31, 2018 (Unaudited)	Year Ended February 28, 2018
SHARE TRANSACTIONS:
Class A
Issued	773	2,587	1,456	242
Shares issued in connection with Fund reorganization (See Note 8)	1,824	—	—	—
Reinvested	189	365	3	1
Redeemed	(2,450)	(4,402)	(723)	(218)

Change in Class A Shares	336	(1,450)	736	25

Class C
Issued	56	331	—	—
Shares issued in connection with Fund reorganization (See Note 8)	538	—	—	—
Reinvested	34	65	—	—
Redeemed	(322)	(957)	—	—

Change in Class C Shares	306	(561)	—	—

Class I
Issued	2,381	5,004	115,671	311,420
Shares issued in connection with Fund reorganization (See Note 8)	6,534	—	—	—
Reinvested	289	324	1,415	577
Redeemed	(5,244)	(3,597)	(82,634)	(108,793)

Change in Class I Shares	3,960	1,731	34,452	203,204

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Municipal Income Fund
Class A
Six Months Ended August 31, 2018 (Unaudited)	$9.52	$0.11		$(0.02)	$0.09	$(0.11)	$—	$(0.11)
Year Ended February 28, 2018	9.70	0.23	(f)	(0.11)	0.12	(0.23)	(0.07)	(0.30)
Year Ended February 28, 2017	10.10	0.24		(0.28)	(0.04)	(0.24)	(0.12)	(0.36)
Year Ended February 29, 2016	10.11	0.25		0.08	0.33	(0.26)	(0.08)	(0.34)
Year Ended February 28, 2015	9.98	0.27		0.18	0.45	(0.27)	(0.05)	(0.32)
Year Ended February 28, 2014	10.41	0.28		(0.28)	— (g)	(0.29)	(0.14)	(0.43)

Class C
Six Months Ended August 31, 2018 (Unaudited)	9.42	0.08		(0.01)	0.07	(0.08)	—	(0.08)
Year Ended February 28, 2018	9.61	0.17	(f)	(0.12)	0.05	(0.17)	(0.07)	(0.24)
Year Ended February 28, 2017	10.00	0.18		(0.26)	(0.08)	(0.19)	(0.12)	(0.31)
Year Ended February 29, 2016	10.02	0.19		0.07	0.26	(0.20)	(0.08)	(0.28)
Year Ended February 28, 2015	9.90	0.21		0.17	0.38	(0.21)	(0.05)	(0.26)
Year Ended February 28, 2014	10.33	0.22		(0.28)	(0.06)	(0.23)	(0.14)	(0.37)

Class I
Six Months Ended August 31, 2018 (Unaudited)	9.45	0.12		(0.02)	0.10	(0.12)	—	(0.12)
Year Ended February 28, 2018	9.63	0.25	(f)	(0.11)	0.14	(0.25)	(0.07)	(0.32)
Year Ended February 28, 2017	10.03	0.26		(0.27)	(0.01)	(0.27)	(0.12)	(0.39)
Year Ended February 29, 2016	10.04	0.28		0.07	0.35	(0.28)	(0.08)	(0.36)
Year Ended February 28, 2015	9.92	0.29		0.17	0.46	(0.29)	(0.05)	(0.34)
Year Ended February 28, 2014	10.35	0.30		(0.27)	0.03	(0.32)	(0.14)	(0.46)

Class R6
Six Months Ended August 31, 2018 (Unaudited)	9.45	0.12		(0.02)	0.10	(0.12)	—	(0.12)
November 6, 2017 (h) through February 28, 2018	9.74	0.08	(f)	(0.21)	(0.13)	(0.09)	(0.07)	(0.16)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of the Class R6 Shares commencement of operations on November 6, 2017.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including imputed interest)	Portfolio turnover rate (c)

$9.50	0.92%	$59,796	0.69%	2.23%		0.99%	2%
9.52	1.16	66,258	0.69	2.33	(f)	1.01	21
9.70	(0.40)	76,684	0.77	2.39		1.00	15
10.10	3.26	73,120	0.82	2.52		0.97	22
10.11	4.47	68,003	0.86	2.65		0.97	9
9.98	0.13	64,327	0.87	2.78		0.94	3

9.41	0.76	14,048	1.24	1.68		1.49	2
9.42	0.51	15,138	1.24	1.78	(f)	1.51	21
9.61	(0.87)	17,137	1.34	1.83		1.50	15
10.00	2.61	15,950	1.39	1.95		1.48	22
10.02	3.81	14,462	1.44	2.07		1.47	9
9.90	(0.45)	15,425	1.44	2.20		1.44	3

9.43	1.06	66,251	0.44	2.48		0.74	2
9.45	1.42	71,161	0.44	2.57	(f)	0.74	21
9.63	(0.16)	176,990	0.53	2.64		0.72	15
10.03	3.56	245,864	0.57	2.77		0.70	22
10.04	4.66	255,153	0.61	2.91		0.71	9
9.92	0.38	279,537	0.62	3.02		0.69	3

9.43	1.11	61,335	0.34	2.58		0.48	2
9.45	(1.42)	64,738	0.34	2.67	(f)	0.57	21

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Six Months Ended August 31, 2018 (Unaudited)	$10.39	$0.08	$0.02	$0.10	$(0.08)	$—	$(0.08)
Year Ended February 28, 2018	10.48	0.12	(0.09)	0.03	(0.12)	—	(0.12)
Year Ended February 28, 2017	10.71	0.10	(0.17)	(0.07)	(0.10)	(0.06)	(0.16)
Year Ended February 29, 2016	10.62	0.08	0.09	0.17	(0.08)	—	(0.08)
Year Ended February 28, 2015	10.61	0.06	0.01	0.07	(0.06)	—	(0.06)
Year Ended February 28, 2014	10.63	0.07	(0.03)	0.04	(0.06)	—	(0.06)

Class C
Six Months Ended August 31, 2018 (Unaudited)	10.48	0.05	0.02	0.07	(0.05)	—	(0.05)
Year Ended February 28, 2018	10.56	0.06	(0.08)	(0.02)	(0.06)	—	(0.06)
Year Ended February 28, 2017	10.80	0.04	(0.17)	(0.13)	(0.05)	(0.06)	(0.11)
Year Ended February 29, 2016	10.70	0.02	0.10	0.12	(0.02)	—	(0.02)
Year Ended February 28, 2015	10.69	0.01	— (f)	0.01	— (f)	—	— (f)
Year Ended February 28, 2014	10.71	0.01	(0.02)	(0.01)	(0.01)	—	(0.01)

Class I
Six Months Ended August 31, 2018 (Unaudited)	10.44	0.10	0.02	0.12	(0.10)	—	(0.10)
Year Ended February 28, 2018	10.53	0.16	(0.09)	0.07	(0.16)	—	(0.16)
Year Ended February 28, 2017	10.76	0.15	(0.17)	(0.02)	(0.15)	(0.06)	(0.21)
Year Ended February 29, 2016	10.67	0.13	0.09	0.22	(0.13)	—	(0.13)
Year Ended February 28, 2015	10.66	0.11	0.01	0.12	(0.11)	—	(0.11)
Year Ended February 28, 2014	10.68	0.12	(0.03)	0.09	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.41	0.94%	$31,159	0.70%	1.51%	0.86%	19%
10.39	0.26	32,373	0.69	1.10	0.86	73
10.48	(0.69)	30,535	0.73	0.91	0.88	31
10.71	1.58	38,345	0.75	0.71	0.87	39
10.62	0.64	40,468	0.74	0.55	0.87	53
10.61	0.38	41,685	0.74	0.63	0.87	39

10.50	0.67	5,176	1.20	1.01	1.38	19
10.48	(0.19)	6,406	1.19	0.56	1.37	73
10.56	(1.27)	14,013	1.23	0.41	1.40	31
10.80	1.14	17,709	1.25	0.21	1.40	39
10.70	0.13	18,082	1.24	0.05	1.38	53
10.69	(0.10)	21,918	1.24	0.13	1.37	39

10.46	1.17	1,595,655	0.25	1.96	0.61	19
10.44	0.70	1,680,807	0.24	1.53	0.60	73
10.53	(0.20)	1,887,149	0.25	1.40	0.48	31
10.76	2.09	2,453,419	0.25	1.21	0.47	39
10.67	1.13	2,857,462	0.24	1.05	0.47	53
10.66	0.88	2,175,023	0.23	1.10	0.49	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Tax Free Bond Fund
Class A
Six Months Ended August 31, 2018 (Unaudited)	$11.82	$0.20	$(0.03)	$0.17	$(0.21)	$—	$(0.21)
Year Ended February 28, 2018	11.93	0.39	(0.11)	0.28	(0.39)	—	(0.39)
Year Ended February 28, 2017	12.57	0.40	(0.40)	— (f)	(0.39)	(0.25)	(0.64)
Year Ended February 29, 2016	12.70	0.45	(0.01)	0.44	(0.47)	(0.10)	(0.57)
Year Ended February 28, 2015	12.41	0.44	0.39	0.83	(0.44)	(0.10)	(0.54)
Year Ended February 28, 2014	12.88	0.46	(0.44)	0.02	(0.48)	(0.01)	(0.49)

Class C
Six Months Ended August 31, 2018 (Unaudited)	11.72	0.17	(0.04)	0.13	(0.17)	—	(0.17)
Year Ended February 28, 2018	11.84	0.32	(0.12)	0.20	(0.32)	—	(0.32)
Year Ended February 28, 2017	12.48	0.31	(0.39)	(0.08)	(0.31)	(0.25)	(0.56)
Year Ended February 29, 2016	12.60	0.37	(0.01)	0.36	(0.38)	(0.10)	(0.48)
Year Ended February 28, 2015	12.33	0.35	0.38	0.73	(0.36)	(0.10)	(0.46)
Year Ended February 28, 2014	12.80	0.37	(0.44)	(0.07)	(0.39)	(0.01)	(0.40)

Class I
Six Months Ended August 31, 2018 (Unaudited)	11.77	0.22	(0.04)	0.18	(0.22)	—	(0.22)
Year Ended February 28, 2018	11.88	0.42	(0.11)	0.31	(0.42)	—	(0.42)
Year Ended February 28, 2017	12.53	0.42	(0.40)	0.02	(0.42)	(0.25)	(0.67)
Year Ended February 29, 2016	12.65	0.47	— (f)	0.47	(0.49)	(0.10)	(0.59)
Year Ended February 28, 2015	12.37	0.46	0.38	0.84	(0.46)	(0.10)	(0.56)
Year Ended February 28, 2014	12.84	0.48	(0.44)	0.04	(0.50)	(0.01)	(0.51)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.78	1.41%	$133,986	0.66%	3.44%	0.99%	28%
11.82	2.36	130,462	0.66	3.27	0.98	39
11.93	(0.03)	148,987	0.66	3.16	1.00	73
12.57	3.53	152,207	0.67	3.62	0.97	94
12.70	6.83	166,359	0.74	3.49	0.98	90
12.41	0.31	129,124	0.74	3.72	0.99	62

11.68	1.13	28,657	1.24	2.85	1.48	28
11.72	1.70	25,172	1.24	2.69	1.48	39
11.84	(0.66)	32,052	1.31	2.50	1.50	73
12.48	2.92	26,715	1.36	2.93	1.47	94
12.60	5.99	27,579	1.43	2.81	1.48	90
12.33	(0.40)	25,057	1.43	3.00	1.48	62

11.73	1.53	206,282	0.44	3.64	0.73	28
11.77	2.60	160,391	0.44	3.49	0.72	39
11.88	0.09	141,356	0.47	3.34	0.74	73
12.53	3.82	126,091	0.50	3.79	0.71	94
12.65	6.95	149,102	0.57	3.67	0.72	90
12.37	0.49	129,602	0.57	3.89	0.74	62

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Ultra-Short Municipal Fund
Class A
Six Months Ended August 31, 2018 (Unaudited)	$10.01	$0.05	$— (f)	$0.05	$(0.05)
Year Ended February 28, 2018	10.02	0.07	(0.02)	0.05	(0.06)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	(0.01)	0.05	(0.03)

Class I
Six Months Ended August 31, 2018 (Unaudited)	10.00	0.06	0.01	0.07	(0.06)
Year Ended February 28, 2018	10.02	0.09	(0.03)	0.06	(0.08)
May 31, 2016 (h) through February 28, 2017	10.00	0.06	— (f)	0.06	(0.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$10.01	0.47%	$8,138	0.44%		1.09%		0.78%		34%
10.01	0.47	772	0.44	(g)	0.67	(g)	0.85	(g)	71
10.02	0.52	519	0.44	(g)	0.81	(g)	2.56	(g)	80

10.01	0.73	2,409,617	0.24		1.26		0.52		34
10.00	0.63	2,064,297	0.24	(g)	0.90	(g)	0.56	(g)	71
10.02	0.65	31,656	0.27	(g)	0.74	(g)	2.00	(g)	80

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (the “Trusts”) were formed on November 12, 2004 and November 12, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 12, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Municipal Income Fund	Class A, Class C, Class I and Class R6*	JPM II	Diversified
JPMorgan Short-Intermediate Municipal Bond Fund	Class A, Class C and Class I**	JPM II	Diversified
JPMorgan Tax Free Bond Fund	Class A, Class C and Class I	JPM II	Diversified
JPMorgan Ultra-Short Municipal Fund***	Class A and Class I	JPM IV	Diversified

*	Class R6 Shares commenced operations on November 6, 2017 for the JPMorgan Municipal Income Fund.
**

On April 3, 2017, Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund were converted into Institutional Class Shares of the Fund and the Institutional Class Shares were then renamed Class I Shares. Additionally, on April 3, 2017, Select Class Shares were no longer offered.

***

The JPMorgan Ultra-Short Municipal Fund commenced investment operations on May 31, 2016. Prior to May 31, 2016, the Fund had no significant operations other than matters relating to the organization and registration of JPM IV and the issuance of 2,000 shares of Class A Shares and 998,000 shares of Class I Shares to J.P. Morgan Investment Management Inc., an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”).

The investment objective of JPMorgan Municipal Income Fund (“Municipal Income Fund”) is to seek current income exempt from federal income taxes.

The investment objective of JPMorgan Short-Intermediate Municipal Bond Fund (“Short-Intermediate Bond Fund”), JPMorgan Tax Free Bond Fund (“Tax Free Bond Fund”) and JPMorgan Ultra-Short Municipal Fund (“Ultra-Short Municipal Fund”) is to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Tax Free Bond Fund acquired all the assets and liabilities of the JPMorgan Tax Aware Income Opportunities Fund (“Tax Aware Income Opportunities Fund”) in a reorganization on May 4, 2018. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan, acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

102	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Municipal Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Oklahoma
Housing	$—	$571	$—	$571
Other Revenue	—	—	17	17

Total Oklahoma	—	571	17	588

Other Municipal Bonds	—	193,145	—	193,145

Total Municipal Bonds	—	193,716	17	193,733

Short-Term Investments
Investment Companies	5,294	—	—	5,294

Total Investments in Securities	$5,294	$193,716	$17	$199,027

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$97,444	$1,541,113	$—	$1,638,557

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Municipal Bonds
Other Municipal Bonds	$—	$352,424	$—		$352,424
Warrants
Road & Rail	—	—	—	(b)	—
Short-Term Investments
Investment Companies	9,508	—	—		9,508

Total Investments in Securities	$9,508	$352,424	$—		$361,932

Appreciation in Other Financial Instruments
Futures Contracts	$8	$—	$—		$8

Ultra-Short Municipal Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$111,466	$2,352,806	$—	$2,464,272

(a)

All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.

(b)	Value is zero.

There were no transfers among any levels during the six months ended August 31, 2018.

B. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — Municipal Income Fund, Tax Free Bond and Ultra-Short Municipal Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until settlement date.

Municipal Income Fund, Tax Free Bond and Ultra-Short Municipal Fund had when-issued securities, forward commitments or delayed delivery securities outstanding as of August 31, 2018, which are shown as a Receivable for Investment securities sold — delayed delivery securities and Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at August 31, 2018 are detailed on the SOIs.

The Funds did not have TBA purchase commitments outstanding as of August 31, 2018.

C. Futures Contracts — Tax Free Bond Fund used treasury and interest rate futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract

104	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the six months ended August 31, 2018 (amounts in thousands):

Tax Free Bond Fund
Futures Contracts-Interest Rate:
Average Notional Balance Short	$6,520
Ending Notional Balance Short	6,368

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Amounts in the tables below are in thousands.

Municipal Income Fund

For the six months ended August 31, 2018
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38%(a)(b)	$—	$16,302	$11,008	$—	(c)	$—	$5,294	5,294	$13	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.25%(a)(b)	4,335	22,268	26,603	—		—	—	—	31	—

Total	$4,335	$38,570	$37,611	$—	(c)	$—	$5,294		$44	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.
(c)	Amount rounds to less than one thousand.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Short-Intermediate Municipal Bond Fund

For the six months ended August 31, 2018
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38%(a)(b)	$—	$260,655	$163,211	$—	$—	$97,444	97,445	$235	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.25%(a)(b)	11,128	169,164	180,292	—	—	—	—	86	—

Total	$11,128	$429,819	$343,503	$—	$—	$97,444		$321	$—

Tax Free Bond Fund

For the six months ended August 31, 2018
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38%(a)(b)	$—	$44,814	$35,306	$—	(c)	$—	$9,508	9,508	$24	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.25%(a)(b)	9,885	77,824	87,709	—		—	—	—	52	—

Total	$9,885	$122,638	$123,015	$—	(c)	$—	$9,508		$76	$—

Ultra-Short Municipal Fund

For the six months ended August 31, 2018
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.38%(a)(b)	$—	$678,238	$566,772	$—	$—	$111,466	111,467	$487	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.25%(a)(b)	92,021	518,178	610,199	—	—	—	—	525	—

Total	$92,021	$1,196,416	$1,176,971	$—	$—	$111,466		$1,012	$—

(a)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of August 31, 2018.
(c)	Amount rounds to less than one thousand.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

106	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of transfer agency fees charged to each class of the Funds for the six months ended August 31, 2018 are as follows (amounts in thousands):

	Class A		Class C	Class I	Class R6		Total
Municipal Income Fund
Transfer agency fees	$2		$1	$1	$—	(a)	$4
Short-Intermediate Municipal Bond Fund
Transfer agency fees	1		1	9	n/a		11
Tax Free Bond Fund
Transfer agency fees	7		1	2	n/a		10
Ultra-Short Municipal Fund
Transfer agency fees	—	(a)	n/a	5	n/a		5

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Municipal Income Fund	0.30%
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
Ultra-Short Municipal Fund	0.15

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. Class I Shares and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2018, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Municipal Income Fund	$5	$—
Short-Intermediate Municipal Bond Fund	1	—
Tax Free Bond Fund	6	—
Ultra-Short Municipal Fund	1	—

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Municipal Income Fund	0.25%	0.25%	0.25%
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25
Tax Free Bond Fund	0.25	0.25	0.25
Ultra-Short Municipal Fund	0.25	n/a	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP/Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Municipal Income Fund	0.70%	1.25%	0.45%	0.35%
Short-Intermediate Municipal Bond Fund	0.70	1.20	0.25	n/a
Tax Free Bond Fund	0.67	1.25	0.45	n/a
Ultra-Short Municipal Fund	0.45	n/a	0.25	n/a

The expense limitation agreements were in effect for the six months ended August 31, 2018 and the contractual expense limitation percentages in the table above are in place until at least June 30, 2019.

108	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

For the six months ended August 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
Municipal Income Fund	$84	$56	$109	$249	$—
Short-Intermediate Municipal Bond Fund	810	540	1,592	2,942	—
Tax Free Bond Fund	273	143	105	521	—
Ultra-Short Municipal Fund	1,693	915	407	3,015	23

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the six months ended August 31, 2018 were as follows (amounts in thousands):

Municipal Income Fund	$5
Short-Intermediate Municipal Bond Fund	26
Tax Free Bond Fund	9
Ultra-Short Municipal Fund	131

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Municipal Income Fund	$4,233	$19,373
Short-Intermediate Municipal Bond Fund	305,713	481,606
Tax Free Bond Fund	94,234	145,887
Ultra-Short Municipal Fund	1,079,163	628,181

During the six months ended August 31, 2018, there were no purchases or sales of U.S. Government securities.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Income Fund	$197,624	$3,486	$2,083	$1,403
Short-Intermediate Municipal Bond Fund	1,634,388	10,382	6,213	4,169
Tax Free Bond Fund	350,028	13,540	1,628	11,912
Ultra-Short Municipal Fund	2,466,468	1,456	3,652	(2,196)

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2018, the following Funds deferred to March 1, 2018 the net capital losses of (amounts in thousands):

	Net Capital Loss
	Short-Term	Long-Term
Municipal Income Fund	$32	$—
Short-Intermediate Municipal Bond Fund	2,788	7
Tax Free Bond Fund	92	107
Ultra-Short Municipal Fund	57	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2018. Average borrowings from the Facility during the six months ended August 31, 2018, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Ultra-Short Municipal Fund	$2,192	2.43%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

Interest expense paid as a result of borrowing from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

JPM II and JPM IV, each on behalf of certain funds, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred

110	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 14, 2018, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2018, the Funds had affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund
Municipal Income Fund	1	68.7%
Short-Intermediate Municipal Bond Fund	1	92.2
Tax Free Bond Fund	1	54.3
Ultra-Short Municipal Fund	1	98.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Due to Municipal Income Fund investments in Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging markets securities, and convertible securities. These securities are subject to risks specific to their structure, sector or market.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates and may continue to do so, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

8. Business Combinations

At a meeting held November 14-15, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of the Tax Aware Income Opportunities Fund (the “Target Fund”), a fund of JPM I, into Tax Free Bond Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on May 4, 2018. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C and Class I shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $102,702,000 and identified cost of approximately $103,125,000 as of the date of the reorganization, was the principal asset acquired

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of May 4, 2018, the Target Fund had net capital loss carryforwards of $4,414,866.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Tax Aware Income Opportunities Fund				$(424)
Class A	2,145	$21,528	$10.04
Class C	635	6,298	9.92
Class I	7,654	76,798	10.03

Acquiring Fund
Tax Free Bond Fund				$12,230
Class A	10,401	$122,768	$11.80
Class C	2,106	24,650	11.70
Class I	14,107	165,807	11.75

Post Reorganization
Tax Free Bond Fund				$11,806
Class A	12,225	$144,296	$11.80
Class C	2,644	30,948	11.70
Class I	20,641	242,605	11.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on March 1, 2018, the beginning of the annual reporting period, the pro forma results of operations for the six months ended August 31, 2018, are as follows:

Net investment income (loss)	$6,939
Net realized/unrealized gains (losses)	(1,574)

Change in net assets resulting from operations	$5,365

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since May 4, 2018.

9. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

10. Subsequent Event

Effective October 5, 2018, the Funds may engage in securities lending to broker dealers or other financial institutions approved by the Funds. Citibank N.A. serves as lending agent for the Funds.

112	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Municipal Income Fund
Class A
Actual	$1,000.00	$1,009.20	$3.49	0.69%
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class C
Actual	1,000.00	1,007.60	6.27	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class I
Actual	1,000.00	1,010.60	2.23	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,011.10	1.72	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,009.40	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class C
Actual	1,000.00	1,006.70	6.07	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class I
Actual	1,000.00	1,011.70	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Tax Free Bond Fund
Class A
Actual	$1,000.00	$1,014.10	$3.35	0.66%
Hypothetical	1,000.00	1,021.88	3.36	0.66
Class C
Actual	1,000.00	1,011.30	6.29	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class I
Actual	1,000.00	1,015.30	2.24	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan Ultra-Short Municipal Fund
Class A
Actual*	1,000.00	1,004.70	2.22	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Class I
Actual*	1,000.00	1,007.30	1.21	0.24
Hypothetical*	1,000.00	1,024.00	1.22	0.24

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

114	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Funds with greater than two years of performance history, as well as a risk/return assessment of certain Funds as compared to the Funds’ objectives and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Ultra-Short Municipal Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those

116	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Trustees also considered the Funds’ performance in light of their investment strategies and high-quality focus as compared to those of the Peer Group and/or Universe which included competitor funds that did not have a similar focus. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including standard deviation, Sharpe ratio, credit quality, and duration compared to customized peer groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Municipal Income Fund’s performance for Class A shares was in the fifth, fourth, and fourth quintiles based upon the Peer Group, and in the fourth, third, and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Peer Group for the one-, and three-year periods ended December 31, 2017, and in the fourth, second and second quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group and in the third, fourth, and fifth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the second, second, and third quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances. The Trustees requested, however, that the Adviser provide additional Fund performance information to be reviewed with the members of the Board’s fixed income committee at each of their regular meetings over the course of next year.

The Trustees noted that the Tax Free Bond Fund’s performance for Class A shares was in the third, fourth, and first quintiles based upon the Peer Group, and in the fourth, third and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2017, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fourth, and third quintiles based upon the Peer Group, and in the fourth, third, and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2017, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Ultra-Short Municipal Fund’s performance for Class A and Class I shares was in the fifth quintile based upon the Universe for the one-year period ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon these discussions and various other factors, concluded that the performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by

AUGUST 31, 2018	J.P. MORGAN MUNICIPAL BOND FUNDS	117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Municipal Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Short-Intermediate Municipal Bond Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third quintile based upon both the Peer Group and Universe. The Trustees noted that both the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Tax Free Bond Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Ultra-Short Municipal Fund’s net advisory fee and actual total expenses for Class A and Class I shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

118	J.P. MORGAN MUNICIPAL BOND FUNDS	AUGUST 31, 2018

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.	SAN-MUNIBOND-818

J.P. Morgan Income Funds

Semi-Annual Report

August 31, 2018

(Unaudited)

JPMorgan Flexible Long/Short Fund

JPMorgan High Yield Opportunities Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 9, 2018 (Unaudited)

Dear Shareholder,

The world’s leading economies continued to expand in the six months ended August 31, 2018, though the pattern of synchronized global growth that had characterized the previous two years began to dissipate amid geopolitical tensions and rising borrowing costs for emerging market nations.

U.S. gross domestic product (GDP) growth surged to 4.2% in the second quarter of 2018 from 2.2% in the first quarter. Notably, unemployment stood at 3.9% in August, though wage growth remained subdued. While the U.S. raised import tariffs on Chinese goods worth billions of dollars and the Chinese government responded in kind during the reporting period, trade tensions with China and other U.S. trading partners appeared to have little impact on business sentiment in the U.S. In response to continued economic growth and falling unemployment, the U.S. Federal Reserve raised benchmark interest rates in March and again in June. (Subsequent to the end of the reporting period, the central bank raised interest rates in September 2018.)

In the European Union, positive economic growth was clouded by political uncertainty. Second quarter GDP rose 2.1%, though core inflation remained below the European Central Bank’s (ECB) target rate. Unemployment in the 19-nation euro area fell to 8.1% in August, the lowest level since November 2008. However, a new government in Italy raised investor concerns that its budget plans would deviate from the European Commission’s stability and growth pact and force the commission to enact punitive measures. Against this backdrop, the ECB held to its plan to maintain interest rates at current levels until at least next summer. Meanwhile, negotiations over the U.K.’s exit from the European Union continued without resolution, raising political tensions between leaders in the EU and the U.K. as well as within the Britain’s ruling Conservative Party.

While trade tensions led to a decline in Chinese exports to the U.S., the Chinese government took steps to further stimulate domestic demand and capital outflows from China appeared limited at the end of the reporting period.

Meanwhile, select emerging market nations saw the value of their currencies and their sovereign debt plummet. Nations dependent on foreign lending and imported petroleum were hit hardest by rising U.S. interest rates and a strengthening U.S. dollar that effectively raised borrowing costs. The economies of Argentina, Brazil, South Africa and Turkey were among those hurt by rising borrowing costs and/or political uncertainty.

In financial markets, U.S. equities largely recovered from a sharp sell-off in February 2018 and outperformed other regions and other asset classes. Record corporate earnings, strong consumer spending and positive economic data bolstered equity prices and pushed the S&P 500 Index to record highs in August. Equity prices in other developed markets were weak and prices fell sharply in emerging markets. Bond markets were mixed, with limited positive returns in select U.S. Treasury bonds and U.S. high yield bonds (also called “junk bonds”) and negative returns for emerging markets debt. Notably, global energy prices rose somewhat during the reporting period, which supported oil exporting economies without becoming a large drag on global economic growth.

During the reporting period, the current U.S. economic expansion became the second longest on record. While the underlying fundamentals of continued global economic growth remained in place at the end of August, the longer-term impact of protectionist U.S. trade policy and the extent of currency devaluation in emerging markets were key issues looming over global financial markets.

We believe that investors may be best served by a well-diversified portfolio and a patient outlook. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

JPMorgan Flexible Long/Short Fund

Fund Summary

Six Months Ended August 31, 2018 (Unaudited)

Reporting Period Return:

Fund (Class I Shares) *	0.73%
Bloomberg Barclays Multiverse Corporate Index	(0.93)%
Net Assets as of 8/31/2018 (In Thousands)	$26,885,797
Duration as of 8/31/2018	3.0 years

Investment objective** and strategies.	The JPMorgan Flexible Long/Short Fund (the “Fund”) seeks to provide total return. The Fund seeks to achieve its investment objective by taking long and short positions in global credit markets. The Fund is flexible and it is not managed to or constrained by a benchmark. Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the Adviser) has broad discretion to shift the Fund’s exposure among strategies and sectors and to invest in a wide variety of credit instruments based on changing market conditions and its view on the best mix of investment opportunities. In determining which investments to buy and sell for the Fund, the Adviser combines top down macroeconomic research with bottom up fundamental security analysis. In establishing the Fund’s macroeconomic views, the Adviser evaluates fundamental, technical and valuation factors along with macro themes from the Adviser’s broader fixed income team to determine the view on risk for the Fund overall. The Adviser uses bottom up fundamental research combined with quantitative analysis to evaluate the relative attractiveness of credit markets, sectors and individual credit instruments.

PORTFOLIO COMPOSITION***
Corporate Bonds	66.1%
Loan Assignments	24.5
Convertible Bonds	2.2
Others (each less than 1.0%)	1.0
Short-Term Investments	6.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

JPMorgan Flexible Long/Short Fund

Fund Summary

Six Months Ended August 31, 2018 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	June 30, 2016
With Sales Charge**		(3.15)%	(2.22)%	1.35%
Without Sales Charge		0.59	1.62	3.15
CLASS C SHARES	June 30, 2016
With CDSC***		(0.65)%	0.22	2.67
Without CDSC		0.35	1.22	2.67
CLASS I SHARES	June 30, 2016	0.73	1.84	3.41
CLASS R6 SHARES	June 30, 2016	0.85	2.08	3.66

*	Not annualized

**	Sales Charge for Class A Shares is 3.75%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Flexible Long/Short Fund, the Bloomberg Barclays Multiverse Corporate Index and the Lipper Alternative Credit Focus Funds Index from June 30, 2016 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Corporate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Multiverse Corporate Index provides a broad-based measure of the international fixed-income bond market. The Lipper Alternative Credit Focus Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan High Yield Opportunities Fund

Fund Summary

Six Months Ended August 31, 2018 (Unaudited)

Reporting Period Return:

Fund (Class I Shares)*	2.28%
Bloomberg Barclays Global Aggregate Index (Hedged USD)	1.36%
Net Assets as of 8/31/2018 (In Thousands)	$27,905,688

Investment objective** and strategies.	The JPMorgan High Yield Opportunities Fund (the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective. The Fund’s principal investment strategy is to invest in high yield, high risk corporate debt securities (also known as “junk bonds”) and instruments from developed markets. The Fund will allocate its assets between U.S. and non-U.S. developed markets depending on investment opportunities. In addition to high yield corporate debt securities and instruments, the Fund also may invest in other types of high yield investments.

PORTFOLIO COMPOSITION***
Corporate Bonds	87.8%
Loan Assignments	4.2
Convertible Bonds	2.6
Common Stocks	0.8
Short-Term Investments	4.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2018. The Fund’s portfolio composition is subject to change.

JPMorgan High Yield Opportunities Fund

Fund Summary

Six Months Ended August 31, 2018 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2018

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 1, 2016
With Sales Charge**		(1.61)%	(0.12)%	3.94%
Without Sales Charge		2.18	3.74	6.14
CLASS C SHARES	November 1, 2016
With CDSC***		0.89	2.17	5.55
Without CDSC		1.89	3.17	5.55
CLASS I SHARES	November 1, 2016	2.28	3.94	6.35
CLASS R6 SHARES	November 1, 2016	2.28	4.15	6.56

*	Not annualized
**	Sales Charge for Class A Shares is 3.75%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year period and 0% CDSC thereafter

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan High Yield Opportunities Fund and the Bloomberg Barclays Global Aggregate Index - Hedged USD from November 1, 2016 to August 31, 2018. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index - Hedged USD does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index - Hedged USD provides a broad-based measure of the international fixed-income bond market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value

CORPORATE BONDS - 66.0%

Aerospace & Defense - 1.7%
Arconic, Inc. 5.13%, 10/1/2024		22,000	22,099
5.90%, 2/1/2027		79,000	79,995
6.75%, 1/15/2028		8,000	8,180
Bombardier, Inc. 7.75%, 3/15/2020(a)		42,000	44,100
7.50%, 12/1/2024(a)		5,000	5,263
Leonardo SpA 4.88%, 3/24/2025	EUR	100,000	133,382
Rockwell Collins, Inc. 3.50%, 3/15/2027		90,000	86,199
TransDigm, Inc. 6.00%, 7/15/2022		11,000	11,110
6.38%, 6/15/2026		11,000	11,117
United Technologies Corp. 3.95%, 8/16/2025		20,000	20,088
4.13%, 11/16/2028		25,000	24,987

			446,520

Airlines - 0.4%
Continental Airlines Pass-Through Trust Series 2012-2, Class A, 4.00%, 10/29/2024		77,254	77,686
United Continental Holdings, Inc. 4.25%, 10/1/2022		15,000	14,737
5.00%, 2/1/2024		15,000	14,850

			107,273

Auto Components - 0.8%
American Axle & Manufacturing, Inc. 6.63%, 10/15/2022		6,000	6,150
6.25%, 4/1/2025		32,000	31,840
6.25%, 3/15/2026		4,000	3,945
6.50%, 4/1/2027		6,000	5,940
Dana Financing Luxembourg SARL 5.75%, 4/15/2025(a)		14,000	14,000
Goodyear Tire & Rubber Co. (The) 4.88%, 3/15/2027		34,000	31,195
LKQ Italia Bondco SpA 3.88%, 4/1/2024(b)	EUR	100,000	123,039

			216,109

Automobiles - 0.1%
General Motors Co. 4.00%, 4/1/2025		35,000	34,095

Banks - 11.1%
Allied Irish Banks plc (EUR Swap Annual 5 Year + 3.95%), 4.13%, 11/26/2025(b)(c)	EUR	100,000	122,898
Bank of America Corp. Series X, (ICE LIBOR USD 3 Month + 3.71%), 6.25%, 9/5/2024(c)(d)(e)		225,000	237,375
(ICE LIBOR USD 3 Month + 0.77%), 3.11%, 2/5/2026(c)		55,000	54,190

Investments		Principal Amount	Value
Series FF, (ICE LIBOR USD 3 Month + 2.93%), 5.87%, 3/15/2028(c)(d)(e)		95,000	95,000
Bank of Ireland (EUR Swap Annual 5 Year + 3.55%), 4.25%, 6/11/2024(b)(c)	EUR	100,000	118,924
Bankia SA (EUR Swap Annual 5 Year + 3.35%), 3.38%, 3/15/2027(b)(c)	EUR	100,000	118,772
Bankinter SA (EUR Swap Annual 5 Year + 2.40%), 2.50%, 4/6/2027(b)(c)	EUR	100,000	117,491
Barclays plc (ICE LIBOR USD 3 Month + 1.38%), 3.70%, 5/16/2024(c)		200,000	198,419
CaixaBank SA (EUR Swap Annual 5 Year + 3.35%), 3.50%, 2/15/2027(b)(c)	EUR	100,000	121,832
CIT Group, Inc. 5.38%, 5/15/2020		3,000	3,090
5.00%, 8/15/2022		24,000	24,480
5.25%, 3/7/2025		4,000	4,067
Citigroup, Inc. Series R, (ICE LIBOR USD 3 Month + 4.48%), 6.12%, 11/15/2020(c)(d)(e)		18,000	18,819
Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025(c)(d)(e)		225,000	229,151
Commerzbank AG 4.00%, 3/23/2026(b)	EUR	70,000	87,807
Credit Agricole SA (USD Swap Semi 5 Year + 6.19%), 8.12%, 12/23/2025(a)(c)(d)(e)		200,000	220,025
HSBC Holdings plc (USD ICE Swap Rate 5 Year + 5.51%), 6.87%, 6/1/2021(c)(d)(e)		200,000	208,250
(EURIBOR 3 Month + 0.50%), 0.18%, 10/5/2023(b)(c)	EUR	100,000	115,725
ING Groep NV (EUR Swap Annual 5 Year + 2.85%), 3.00%, 4/11/2028(c)	EUR	100,000	122,683
Intesa Sanpaolo SpA (USD Swap Semi 5 Year + 5.46%), 7.70%, 9/17/2025(a)(c)(d)(e)		200,000	185,024
Royal Bank of Scotland Group plc 6.00%, 12/19/2023		20,000	20,854
Societe Generale SA (EUR Swap Annual 5 Year + 5.54%), 6.75%, 4/7/2021(b)(c)(d)(e)	EUR	100,000	125,836
SunTrust Bank (ICE LIBOR USD 3 Month + 0.59%), 2.92%, 8/2/2022(c)		70,000	70,084

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
SunTrust Banks, Inc. Series H, (ICE LIBOR USD 3 Month + 2.79%), 5.12%, 12/15/2027(c)(d)(e)		65,000	61,154
UBS Group AG (EUR Swap Annual 5 Year + 5.29%), 5.75%, 2/19/2022(b)(c)(d)(e)	EUR	200,000	257,658
Wells Fargo & Co. 4.75%, 12/7/2046		50,000	49,519

			2,989,127

Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 4.90%, 2/1/2046		30,000	30,488
Anheuser-Busch InBev Worldwide, Inc. (ICE LIBOR USD 3 Month + 0.74%), 3.08%, 1/12/2024(c)		40,000	40,304
Cott Holdings, Inc. 5.50%, 4/1/2025(a)		3,000	2,938
Keurig Dr Pepper, Inc.
4.06%, 5/25/2023(a)		40,000	40,226

			113,956

Building Products - 0.7%
Jeld-Wen, Inc.
4.63%, 12/15/2025(a)		2,000	1,865
4.88%, 12/15/2027(a)		2,000	1,865
Masco Corp.
4.38%, 4/1/2026		65,000	65,062
3.50%, 11/15/2027		15,000	13,896
Masonite International Corp.
5.75%, 9/15/2026(a)		2,000	2,020
Owens Corning
3.40%, 8/15/2026		45,000	41,752
4.30%, 7/15/2047		30,000	24,836
PGT Escrow Issuer, Inc.
6.75%, 8/1/2026(a)		2,000	2,052
Standard Industries, Inc.
6.00%, 10/15/2025(a)		22,000	22,499
Summit Materials LLC
6.13%, 7/15/2023		19,000	19,261

			195,108

Capital Markets - 4.5%
Bank of New York Mellon Corp. (The) Series E, (ICE LIBOR USD 3 Month + 3.42%), 4.95%, 6/20/2020(c)(d)(e)		50,000	51,060
Series F, (ICE LIBOR USD 3 Month + 3.13%), 4.62%, 9/20/2026(c)(d)(e)		94,000	90,475
Credit Suisse Group AG (USD Swap Semi 5 Year + 4.60%), 7.50%, 12/11/2023(a)(c)(d)(e)		200,000	212,500
Goldman Sachs Group, Inc. (The) Series M, (ICE LIBOR USD 3 Month + 3.92%), 5.38%, 5/10/2020(c)(d)(e)		225,000	230,344
Series D, 6.00%, 6/15/2020		40,000	41,893

Investments		Principal Amount	Value
Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022(c)(d)(e)		120,000	113,519
(ICE LIBOR USD 3 Month + 1.17%), 3.48%, 5/15/2026(c)		35,000	34,825
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029(c)		18,000	17,204
LPL Holdings, Inc. 5.75%, 9/15/2025(a)		7,000	6,842
Morgan Stanley Series H, (ICE LIBOR USD 3 Month + 3.61%), 5.45%, 7/15/2019(c)(d)(e)		225,000	228,094
2.80%, 6/16/2020		70,000	69,597
2.38%, 3/31/2021	EUR	20,000	24,569
3.88%, 1/27/2026		50,000	49,309
3.13%, 7/27/2026		30,000	28,026
MSCI, Inc. 5.25%, 11/15/2024(a)		18,000	18,495
5.38%, 5/15/2027(a)		3,000	3,083

			1,219,835

Chemicals - 1.7%
Blue Cube Spinco LLC 10.00%, 10/15/2025		15,000	17,362
CF Industries, Inc. 4.50%, 12/1/2026(a)		10,000	9,981
Chemours Co. (The) 5.38%, 5/15/2027		6,000	5,895
Cornerstone Chemical Co. 6.75%, 8/15/2024(a)		3,000	2,985
CTC BondCo GmbH 5.25%, 12/15/2025(b)	EUR	100,000	114,624
CVR Partners LP 9.25%, 6/15/2023(a)		43,000	45,849
FXI Holdings, Inc. 7.88%, 11/1/2024(a)		8,000	7,710
Hexion, Inc. 6.63%, 4/15/2020		21,000	19,871
9.00%, 11/15/2020		4,000	3,390
INEOS Group Holdings SA 5.38%, 8/1/2024(b)	EUR	100,000	122,053
Ingevity Corp. 4.50%, 2/1/2026(a)		7,000	6,563
Koppers, Inc. 6.00%, 2/15/2025(a)		2,000	2,010
NOVA Chemicals Corp. 4.88%, 6/1/2024(a)		15,000	14,663
Nufarm Australia Ltd. 5.75%, 4/30/2026(a)		3,000	2,790
Olin Corp. 5.13%, 9/15/2027		17,000	16,830
PolyOne Corp. 5.25%, 3/15/2023		9,000	9,261
PQ Corp. 5.75%, 12/15/2025(a)		2,000	1,970
Scotts Miracle-Gro Co. (The) 5.25%, 12/15/2026		12,000	11,400
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)		4,000	3,925
Tronox Finance plc 5.75%, 10/1/2025(a)		18,000	17,325

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Tronox, Inc.
6.50%, 4/15/2026(a)		5,000	4,900
Valvoline, Inc.
4.38%, 8/15/2025		16,000	15,280
Venator Finance SARL
5.75%, 7/15/2025(a)		10,000	9,325

			465,962

Commercial Services & Supplies - 1.4%
ACCO Brands Corp.
5.25%, 12/15/2024(a)		3,000	2,985
ADT Corp. (The)
4.13%, 6/15/2023		20,000	19,025
Aramark Services, Inc.
5.00%, 2/1/2028(a)		8,000	7,840
Brink’s Co. (The)
4.63%, 10/15/2027(a)		9,000	8,415
Covanta Holding Corp.
5.88%, 3/1/2024		15,000	15,112
Garda World Security Corp.
8.75%, 5/15/2025(a)		40,000	39,400
Paprec Holding SA (EURIBOR 3 Month + 3.50%), 3.50%, 3/31/2025(b)(c)	EUR	100,000	116,946
Prime Security Services Borrower LLC
9.25%, 5/15/2023(a)		37,000	39,638
Verisure Midholding AB
5.75%, 12/1/2023(b)	EUR	100,000	116,860

			366,221

Communications Equipment - 0.1%
Avaya, Inc.
7.00%, 4/1/2019‡(f)		32,000	3
CommScope Technologies LLC
5.00%, 3/15/2027(a)		17,000	16,533
Nokia OYJ
3.38%, 6/12/2022		5,000	4,887
4.38%, 6/12/2027		5,000	4,806
ViaSat, Inc.
5.63%, 9/15/2025(a)		12,000	11,280

			37,509

Construction & Engineering - 0.2%
AECOM
5.88%, 10/15/2024		37,000	39,493
Tutor Perini Corp.
6.88%, 5/1/2025(a)		21,000	21,368

			60,861

Construction Materials - 0.2%
Martin Marietta Materials, Inc.
3.50%, 12/15/2027		25,000	23,193
4.25%, 12/15/2047		11,000	9,704
US Concrete, Inc.
6.38%, 6/1/2024		9,000	9,079

			41,976

Consumer Finance - 1.3%
Ally Financial, Inc.
4.63%, 3/30/2025		43,000	42,946
8.00%, 11/1/2031		10,000	12,225
Capital One Financial Corp.
3.75%, 4/24/2024		50,000	49,322
Caterpillar Financial Services Corp.
2.00%, 3/5/2020		70,000	69,136

Investments		Principal Amount	Value
Curo Group Holdings Corp.
8.25%, 9/1/2025(a)		9,000	8,910
FirstCash, Inc.
5.38%, 6/1/2024(a)		3,000	3,000
General Motors Financial Co., Inc.
3.95%, 4/13/2024		10,000	9,783
John Deere Capital Corp.
1.95%, 6/22/2020		70,000	68,886
Springleaf Finance Corp.
8.25%, 12/15/2020		42,000	45,413
7.13%, 3/15/2026		3,000	2,985
Synchrony Financial
3.95%, 12/1/2027		28,000	25,513

			338,119

Containers & Packaging - 2.0%
Ardagh Packaging Finance plc
6.75%, 5/15/2024(b)	EUR	125,000	156,796
Ball Corp.
4.00%, 11/15/2023		12,000	11,715
4.88%, 3/15/2026		3,000	2,977
Berry Global, Inc.
6.00%, 10/15/2022		16,000	16,460
4.50%, 2/15/2026(a)		3,000	2,813
Crown Americas LLC
4.75%, 2/1/2026(a)		8,000	7,680
Crown European Holdings SA
2.63%, 9/30/2024(b)	EUR	100,000	117,477
OI European Group BV
4.00%, 3/15/2023(a)		3,000	2,846
Owens-Brockway Glass Container, Inc.
5.00%, 1/15/2022(a)		7,000	7,018
Reynolds Group Issuer, Inc.
5.75%, 10/15/2020		33,919	33,961
Sealed Air Corp.
4.88%, 12/1/2022(a)		19,000	19,095
SIG Combibloc Holdings SCA
7.75%, 2/15/2023(b)	EUR	125,000	151,073

			529,911

Distributors - 0.1%
Global Partners LP
6.25%, 7/15/2022		10,000	9,925
Performance Food Group, Inc.
5.50%, 6/1/2024(a)		8,000	7,880

			17,805

Diversified Consumer Services - 0.1%
Graham Holdings Co.
5.75%, 6/1/2026(a)		3,000	3,068
Service Corp. International
7.50%, 4/1/2027		20,000	22,300
Sotheby’s
4.88%, 12/15/2025(a)		10,000	9,548

			34,916

Diversified Financial Services - 1.0%
ACE Cash Express, Inc.
12.00%, 12/15/2022(a)		10,000	10,695
CNG Holdings, Inc.
9.38%, 5/15/2020(a)		10,000	9,950
EDP Finance BV
5.25%, 1/14/2021(a)		200,000	206,163

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Nationstar Mortgage LLC
6.50%, 7/1/2021		37,000	37,000

			263,808

Diversified Telecommunication Services - 3.1%
AT&T, Inc.
5.25%, 3/1/2037		40,000	39,662
CCO Holdings LLC
5.88%, 4/1/2024(a)		18,000	18,360
5.75%, 2/15/2026(a)		16,000	16,000
5.50%, 5/1/2026(a)		10,000	9,875
5.13%, 5/1/2027(a)		49,000	46,734
5.88%, 5/1/2027(a)		8,000	7,950
CenturyLink, Inc.
Series T, 5.80%, 3/15/2022		5,000	5,111
Cincinnati Bell, Inc.
7.00%, 7/15/2024(a)		23,000	20,240
Consolidated Communications, Inc.
6.50%, 10/1/2022		10,000	9,437
eircom Finance DAC
4.50%, 5/31/2022(b)	EUR	120,000	142,369
Embarq Corp.
8.00%, 6/1/2036		35,000	34,125
Frontier Communications Corp.
11.00%, 9/15/2025		8,000	6,120
8.50%, 4/1/2026(a)		5,000	4,704
Intelsat Jackson Holdings SA
7.25%, 10/15/2020		11,000	11,014
7.50%, 4/1/2021		10,000	10,062
5.50%, 8/1/2023		12,000	10,946
8.00%, 2/15/2024(a)		28,000	29,470
9.75%, 7/15/2025(a)		5,000	5,294
Level 3 Financing, Inc.
5.38%, 5/1/2025		24,000	23,700
Qwest Corp.
6.75%, 12/1/2021		9,000	9,639
7.13%, 11/15/2043		30,000	29,538
TDC A/S
3.75%, 3/2/2022(g)	EUR	100,000	127,102
Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 1.00%), 3.33%, 3/16/2022(c)		20,000	20,329
2.63%, 8/15/2026		40,000	36,225
Virgin Media Finance plc
4.50%, 1/15/2025(b)	EUR	120,000	141,559
Windstream Services LLC
9.00%, 6/30/2025(a)		9,000	6,503

			822,068

Electric Utilities - 2.1%
Duke Energy Corp.
1.80%, 9/1/2021		70,000	67,065
Emera US Finance LP
3.55%, 6/15/2026		72,000	68,421
Exelon Corp.
3.40%, 4/15/2026		30,000	28,898
FirstEnergy Corp.
Series B, 3.90%, 7/15/2027		50,000	49,103
Fortis, Inc.
3.06%, 10/4/2026		15,000	13,855
Iberdrola Finanzas SA
7.38%, 1/29/2024	GBP	50,000	81,856
ITC Holdings Corp.
2.70%, 11/15/2022		70,000	67,468

Investments		Principal Amount	Value
NextEra Energy Operating Partners LP
4.25%, 9/15/2024(a)		4,000	3,900
4.50%, 9/15/2027(a)		3,000	2,850
Pennsylvania Electric Co.
3.25%, 3/15/2028(a)		35,000	32,960
PPL Capital Funding, Inc.
3.10%, 5/15/2026		100,000	93,658
Public Service Co. of Colorado
3.20%, 11/15/2020		30,000	30,063
Terraform Global Operating LLC
6.13%, 3/1/2026(a)		4,000	3,870
Vistra Operations Co. LLC
5.50%, 9/1/2026(a)		14,000	14,249

			558,216

Electrical Equipment - 0.6%
Orano SA
3.13%, 3/20/2023(b)	EUR	100,000	116,955
Sensata Technologies BV
4.88%, 10/15/2023(a)		5,000	5,000
5.63%, 11/1/2024(a)		19,000	19,665
Vertiv Group Corp.
9.25%, 10/15/2024(a)		33,000	33,907

			175,527

Electronic Equipment, Instruments & Components - 0.4%
Anixter, Inc.
5.63%, 5/1/2019		32,000	32,480
5.50%, 3/1/2023		28,000	29,260
CDW LLC
5.50%, 12/1/2024		41,000	42,640

			104,380

Energy Equipment & Services - 0.6%
Baker Hughes a GE Co. LLC
3.34%, 12/15/2027		42,000	39,722
Bristow Group, Inc.
8.75%, 3/1/2023(a)		3,000	2,865
Calfrac Holdings LP
8.50%, 6/15/2026(a)		2,000	1,905
Diamond Offshore Drilling, Inc.
7.88%, 8/15/2025		5,000	5,100
Ensco plc
5.20%, 3/15/2025		2,000	1,672
Nabors Industries, Inc.
5.50%, 1/15/2023		13,000	12,960
5.75%, 2/1/2025(a)		7,000	6,733
Noble Holding International Ltd.
7.88%, 2/1/2026(a)		6,000	6,150
Rowan Cos., Inc.
7.38%, 6/15/2025		8,000	7,680
Shelf Drilling Holdings Ltd.
8.25%, 2/15/2025(a)		18,000	18,293
Transocean Guardian Ltd.
5.88%, 1/15/2024(a)		4,000	4,020
Transocean Pontus Ltd.
6.13%, 8/1/2025(a)		2,000	2,040
Transocean Proteus Ltd.
6.25%, 12/1/2024(a)		11,050	11,320
Transocean, Inc.
9.00%, 7/15/2023(a)		9,000	9,709
7.50%, 1/15/2026(a)		5,000	5,094
6.80%, 3/15/2038		11,000	9,061

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
USA Compression Partners LP
6.88%, 4/1/2026(a)		3,000	3,090
Weatherford International Ltd. 7.75%, 6/15/2021		2,000	1,960
4.50%, 4/15/2022		2,000	1,740
6.75%, 9/15/2040		15,000	11,212
5.95%, 4/15/2042		3,000	2,108

			164,434

Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp. REIT, 3.60%, 1/15/2028		60,000	56,337
CyrusOne LP REIT, 5.00%, 3/15/2024		4,000	4,050
REIT, 5.38%, 3/15/2027		12,000	12,060
Equinix, Inc. REIT, 5.75%, 1/1/2025		14,000	14,420
REIT, 2.88%, 10/1/2025	EUR	100,000	113,893
ESH Hospitality, Inc. REIT, 5.25%, 5/1/2025(a)		10,000	9,687
Iron Mountain, Inc. REIT, 4.88%, 9/15/2027(a)		4,000	3,707
REIT, 5.25%, 3/15/2028(a)		5,000	4,731
SBA Communications Corp. REIT, 4.88%, 7/15/2022		13,000	13,163
VEREIT Operating Partnership LP REIT, 4.60%, 2/6/2024		67,000	67,582
REIT, 3.95%, 8/15/2027		20,000	19,053

			318,683

Food & Staples Retailing - 1.3%
Albertsons Cos. LLC 6.63%, 6/15/2024		21,000	20,265
5.75%, 3/15/2025		2,000	1,810
Iceland Bondco plc 6.75%, 7/15/2024(b)	GBP	100,000	134,247
Kroger Co. (The) 2.65%, 10/15/2026		45,000	40,494
New Albertsons LP 7.45%, 8/1/2029		4,000	3,360
8.70%, 5/1/2030		8,000	7,020
8.00%, 5/1/2031		5,000	4,238
Picard Groupe SAS (EURIBOR 3 Month + 3.00%), 3.00%, 11/30/2023(b)(c)	EUR	100,000	114,235
SUPERVALU, Inc. 6.75%, 6/1/2021		11,000	11,192
7.75%, 11/15/2022		19,000	19,713

			356,574

Food Products - 0.8%
B&G Foods, Inc. 5.25%, 4/1/2025		10,000	9,712
Dean Foods Co. 6.50%, 3/15/2023(a)		5,000	4,762
Dole Food Co., Inc. 7.25%, 6/15/2025(a)		11,000	10,780
General Mills, Inc. (ICE LIBOR USD 3 Month + 0.54%), 2.88%, 4/16/2021(c)		65,000	65,290
JBS USA LUX SA 7.25%, 6/1/2021(a)		40,000	40,400
5.88%, 7/15/2024(a)		13,000	12,382
6.75%, 2/15/2028(a)		10,000	9,550

Investments		Principal Amount	Value
Kraft Heinz Foods Co. 4.38%, 6/1/2046		10,000	8,738
Lamb Weston Holdings, Inc. 4.63%, 11/1/2024(a)		3,000	2,948
4.88%, 11/1/2026(a)		3,000	2,955
Pilgrim’s Pride Corp. 5.75%, 3/15/2025(a)		7,000	6,773
5.88%, 9/30/2027(a)		5,000	4,750
Smithfield Foods, Inc. 3.35%, 2/1/2022(a)		25,000	24,171
4.25%, 2/1/2027(a)		15,000	14,170

			217,381

Gas Utilities - 0.0%(h)
AmeriGas Partners LP 5.50%, 5/20/2025		3,000	2,940

Health Care Equipment & Supplies - 0.1%
Hologic, Inc. 4.38%, 10/15/2025(a)		12,000	11,550
Mallinckrodt International Finance SA 5.63%, 10/15/2023(a)		8,000	7,130

			18,680

Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc. 6.50%, 3/1/2024		25,000	25,906
Centene Corp. 6.13%, 2/15/2024		11,000	11,564
4.75%, 1/15/2025		5,000	5,025
Community Health Systems, Inc. 5.13%, 8/1/2021		3,000	2,895
6.25%, 3/31/2023		12,000	11,400
8.63%, 1/15/2024(a)		8,000	8,340
8.13%, 6/30/2024(a)		14,000	11,515
Constantin Investissement 3 SASU 5.38%, 4/15/2025(b)	EUR	100,000	114,944
DaVita, Inc. 5.13%, 7/15/2024		33,000	31,816
5.00%, 5/1/2025		50,000	47,375
Elanco Animal Health, Inc. 3.91%, 8/27/2021(a)		20,000	20,058
Envision Healthcare Corp. 5.63%, 7/15/2022		24,000	24,600
HCA, Inc. 5.88%, 3/15/2022		29,000	30,812
5.88%, 5/1/2023		21,000	22,050
5.00%, 3/15/2024		54,000	55,215
5.88%, 2/15/2026		16,000	16,540
5.50%, 6/15/2047		10,000	10,025
MPH Acquisition Holdings LLC 7.13%, 6/1/2024(a)		20,000	20,700
NVA Holdings, Inc. 6.88%, 4/1/2026(a)		3,000	2,981
Polaris Intermediate Corp. 8.50% (cash), 12/1/2022(a)(i)		7,000	7,228
Team Health Holdings, Inc. 6.38%, 2/1/2025(a)		20,000	17,350
Tenet Healthcare Corp. 4.50%, 4/1/2021		24,000	23,970
4.38%, 10/1/2021		20,000	19,950
6.75%, 6/15/2023		39,000	39,000
4.63%, 7/15/2024		6,000	5,877

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
5.13%, 5/1/2025		25,000	24,844
7.00%, 8/1/2025		2,000	1,996
WellCare Health Plans, Inc. 5.25%, 4/1/2025		10,000	10,225

			624,201

Health Care Technology - 0.5%
IQVIA, Inc. 4.88%, 5/15/2023(a)		11,000	11,028
3.25%, 3/15/2025(b)	EUR	100,000	117,269

			128,297

Hotels, Restaurants & Leisure - 2.1%
1011778 BC ULC 4.25%, 5/15/2024(a)		8,000	7,640
Boyd Gaming Corp. 6.88%, 5/15/2023		9,000	9,461
Boyne USA, Inc. 7.25%, 5/1/2025(a)		8,000	8,480
Choice Hotels International, Inc. 5.75%, 7/1/2022		31,000	32,666
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 2/15/2023(a)		3,000	2,993
Eldorado Resorts, Inc. 6.00%, 4/1/2025		5,000	5,081
Enterprise Development Authority (The) 12.00%, 7/15/2024(a)		10,000	9,713
Gateway Casinos & Entertainment Ltd. 8.25%, 3/1/2024(a)		10,000	10,600
GLP Capital LP 5.38%, 11/1/2023		154,000	162,085
Golden Nugget, Inc. 6.75%, 10/15/2024(a)		11,000	11,179
International Game Technology plc 4.75%, 2/15/2023(b)	EUR	125,000	157,434
IRB Holding Corp. 6.75%, 2/15/2026(a)		4,000	3,820
KFC Holding Co. 5.25%, 6/1/2026(a)		10,000	10,000
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026(a)		6,000	6,120
MGM Resorts International 8.63%, 2/1/2019		30,000	30,588
6.00%, 3/15/2023		39,000	40,488
Scientific Games International, Inc. 5.00%, 10/15/2025(a)		6,000	5,700
Six Flags Entertainment Corp. 4.88%, 7/31/2024(a)		16,000	15,720
Stars Group Holdings BV 7.00%, 7/15/2026(a)		5,000	5,200
Station Casinos LLC 5.00%, 10/1/2025(a)		5,000	4,831
Wyndham Destinations, Inc. 4.15%, 4/1/2024(g)		7,000	6,916
5.10%, 10/1/2025(g)		3,000	3,036
4.50%, 4/1/2027(g)		5,000	4,776
Wyndham Hotels & Resorts, Inc. 5.38%, 4/15/2026(a)		4,000	3,970

			558,497

Investments		Principal Amount	Value
Household Durables - 0.4%
Lennar Corp.
4.50%, 6/15/2019		33,000	33,206
4.88%, 12/15/2023		15,000	15,019
5.88%, 11/15/2024		10,000	10,376
LGI Homes, Inc. 6.88%, 7/15/2026(a)		3,000	2,981
M/I Homes, Inc. 6.75%, 1/15/2021		8,000	8,179
Mattamy Group Corp. 6.50%, 10/1/2025(a)		10,000	9,852
New Home Co., Inc. (The) 7.25%, 4/1/2022		9,000	9,135
Tempur Sealy International, Inc.
5.50%, 6/15/2026		15,000	14,625
Toll Brothers Finance Corp. 4.35%, 2/15/2028		10,000	9,150

			112,523

Household Products - 0.2%
Central Garden & Pet Co. 6.13%, 11/15/2023		9,000	9,281
Kronos Acquisition Holdings, Inc.
9.00%, 8/15/2023(a)		4,000	3,660
Spectrum Brands, Inc.
6.13%, 12/15/2024		28,000	28,630

			41,571

Independent Power and Renewable Electricity Producers - 0.4%
Calpine Corp. 6.00%, 1/15/2022(a)		14,000	14,245
5.25%, 6/1/2026(a)		39,000	36,819
NRG Energy, Inc. 6.63%, 1/15/2027		20,000	20,925
5.75%, 1/15/2028(a)		4,000	4,040
NRG Yield Operating LLC 5.38%, 8/15/2024		9,000	9,045
Vistra Energy Corp. 5.88%, 6/1/2023		23,000	23,661

			108,735

Industrial Conglomerates - 0.1%
General Electric Co. 4.50%, 3/11/2044		35,000	33,869

Insurance - 0.7%
American International Group, Inc.
3.90%, 4/1/2026		130,000	127,547
AmWINS Group, Inc. 7.75%, 7/1/2026(a)		8,000	8,430
CNO Financial Group, Inc. 5.25%, 5/30/2025		5,000	5,075
Fidelity & Guaranty Life Holdings, Inc. 5.50%, 5/1/2025(a)		11,000	10,890
MetLife, Inc. 4.72%, 12/15/2044(g)		30,000	31,187
Zurich Finance UK plc (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.62%, 10/2/2022(c)(d)(e)	GBP	9,000	13,155

			196,284

Internet & Direct Marketing Retail - 0.0%(h)
Netflix, Inc. 4.88%, 4/15/2028(a)		5,000	4,738

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
5.88%, 11/15/2028(a)		4,000	4,009

			8,747

Internet Software & Services - 0.2%
Rackspace Hosting, Inc. 8.63%, 11/15/2024(a)		35,000	34,453
Zayo Group LLC 6.38%, 5/15/2025		27,000	28,215
5.75%, 1/15/2027(a)		3,000	3,008

			65,676

IT Services - 0.4%
Alliance Data Systems Corp. 5.88%, 11/1/2021(a)		14,000	14,315
5.38%, 8/1/2022(a)		30,000	30,150
First Data Corp. 7.00%, 12/1/2023(a)		10,000	10,405
5.00%, 1/15/2024(a)		30,000	30,061
5.75%, 1/15/2024(a)		20,000	20,400

			105,331

Leisure Products - 0.0%(h)
Mattel, Inc. 3.15%, 3/15/2023		3,000	2,622
6.75%, 12/31/2025(a)		2,000	1,959

			4,581

Machinery - 0.2%
Navistar International Corp. 6.63%, 11/1/2025(a)		3,000	3,120
Novelis Corp. 6.25%, 8/15/2024(a)		10,000	10,125
5.88%, 9/30/2026(a)		10,000	9,738
Oshkosh Corp. 5.38%, 3/1/2025		7,000	7,227
RBS Global, Inc. 4.88%, 12/15/2025(a)		2,000	1,925
Tennant Co. 5.63%, 5/1/2025		3,000	3,023
Terex Corp. 5.63%, 2/1/2025(a)		11,000	10,918
Wabash National Corp. 5.50%, 10/1/2025(a)		17,000	16,150

			62,226

Media - 4.8%
Altice Luxembourg SA 6.25%, 2/15/2025(b)	EUR	200,000	221,466
AMC Networks, Inc. 5.00%, 4/1/2024		21,000	20,659
Cablevision Systems Corp. 8.00%, 4/15/2020		30,000	31,575
5.88%, 9/15/2022		4,000	4,070
Charter Communications Operating LLC
6.48%, 10/23/2045		30,000	31,983
Cinemark USA, Inc. 4.88%, 6/1/2023		19,000	18,762
Clear Channel Worldwide Holdings, Inc.
Series B, 7.63%, 3/15/2020		16,000	16,060
Cox Communications, Inc. 3.35%, 9/15/2026(a)		65,000	60,952
3.50%, 8/15/2027(a)		60,000	56,634
CSC Holdings LLC 6.75%, 11/15/2021		2,000	2,120

Investments		Principal Amount	Value
5.25%, 6/1/2024		42,000	40,740
DISH DBS Corp. 7.88%, 9/1/2019		14,000	14,473
6.75%, 6/1/2021		31,000	31,465
5.88%, 7/15/2022		14,000	13,440
5.00%, 3/15/2023		9,000	8,010
5.88%, 11/15/2024		7,000	6,090
7.75%, 7/1/2026		10,000	9,025
EMI Music Publishing Group North America Holdings, Inc. 7.63%, 6/15/2024(a)		4,000	4,305
EW Scripps Co. (The) 5.13%, 5/15/2025(a)		14,000	13,370
Gray Television, Inc. 5.13%, 10/15/2024(a)		19,000	18,620
iHeartCommunications, Inc. 9.00%, 12/15/2019(f)		25,000	18,563
Nexstar Broadcasting, Inc. 6.13%, 2/15/2022(a)		21,000	21,354
SES SA (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022(b)(c)(d)(e)	EUR	100,000	120,132
Sinclair Television Group, Inc. 5.63%, 8/1/2024(a)		29,000	28,565
5.13%, 2/15/2027(a)		30,000	27,750
Sirius XM Radio, Inc. 5.38%, 7/15/2026(a)		14,000	13,965
5.00%, 8/1/2027(a)		5,000	4,831
Sky plc 2.25%, 11/17/2025(b)	EUR	150,000	186,788
TEGNA, Inc. 5.50%, 9/15/2024(a)		13,000	13,228
Unitymedia GmbH 3.75%, 1/15/2027(b)	EUR	100,000	122,524
Univision Communications, Inc. 5.13%, 2/15/2025(a)		24,000	22,020
Viacom, Inc. 4.38%, 3/15/2043		4,000	3,444
(ICE LIBOR USD 3 Month + 3.90%), 5.88%, 2/28/2057(c)		13,000	12,690
(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057(c)		7,000	6,928
Videotron Ltd. 5.00%, 7/15/2022		13,000	13,228
5.13%, 4/15/2027(a)		14,000	13,860
Warner Media LLC 2.95%, 7/15/2026		16,000	14,534
WMG Acquisition Corp. 5.63%, 4/15/2022(a)		7,000	7,105
5.00%, 8/1/2023(a)		5,000	4,963
5.50%, 4/15/2026(a)		8,000	7,860

			1,288,151

Metals & Mining - 1.5%
AK Steel Corp. 7.50%, 7/15/2023		9,000	9,405
7.00%, 3/15/2027		4,000	3,790
Cleveland-Cliffs, Inc. 4.88%, 1/15/2024(a)		5,000	4,875
Commercial Metals Co. 4.88%, 5/15/2023		10,000	9,750

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
FMG Resources August 2006 Pty. Ltd. 4.75%, 5/15/2022(a)		4,000	3,925
5.13%, 5/15/2024(a)		5,000	4,838
Freeport-McMoRan, Inc. 3.55%, 3/1/2022		87,000	83,955
3.88%, 3/15/2023		17,000	16,363
5.45%, 3/15/2043		13,000	11,597
Glencore Funding LLC 4.00%, 3/27/2027(a)		20,000	18,774
Hudbay Minerals, Inc. 7.25%, 1/15/2023(a)		10,000	10,175
Kaiser Aluminum Corp. 5.88%, 5/15/2024		23,000	23,575
Newcrest Finance Pty. Ltd. 5.75%, 11/15/2041(a)		10,000	10,373
Nyrstar Netherlands Holdings BV 6.88%, 3/15/2024(b)	EUR	100,000	103,149
Southern Copper Corp. 6.75%, 4/16/2040		20,000	23,750
Steel Dynamics, Inc. 5.50%, 10/1/2024		22,000	22,550
thyssenkrupp AG 2.50%, 2/25/2025(b)	EUR	30,000	36,572
United States Steel Corp. 6.88%, 8/15/2025		5,000	5,075
6.25%, 3/15/2026		8,000	7,970

			410,461

Multi-Utilities - 1.1%
Consolidated Edison, Inc. Series A, 2.00%, 3/15/2020		30,000	29,524
innogy Finance BV 5.63%, 12/6/2023(b)	GBP	15,000	22,836
NGG Finance plc (GBP Swap 12 Year + 3.48%), 5.63%,
6/18/2073(b)(c)	GBP	100,000	141,999
NiSource, Inc. 3.49%, 5/15/2027		70,000	67,607
Sempra Energy 3.80%, 2/1/2038		35,000	32,140

			294,106

Oil, Gas & Consumable Fuels - 4.5%
Anadarko Petroleum Corp. 3.45%, 7/15/2024		30,000	29,086
Antero Resources Corp. 5.13%, 12/1/2022		24,000	24,240
Buckeye Partners LP 4.35%, 10/15/2024		40,000	39,407
California Resources Corp. 8.00%, 12/15/2022(a)		4,000	3,585
Cenovus Energy, Inc. 4.25%, 4/15/2027		5,000	4,830
6.75%, 11/15/2039		9,000	10,283
5.20%, 9/15/2043		35,000	34,092
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025		10,000	10,625
Chesapeake Energy Corp. 8.00%, 1/15/2025		23,000	23,489
CITGO Petroleum Corp. 6.25%, 8/15/2022(a)		5,000	5,037

Investments		Principal Amount	Value
Concho Resources, Inc. 3.75%, 10/1/2027		12,000	11,474
4.88%, 10/1/2047		4,000	4,037
DCP Midstream Operating LP 3.88%, 3/15/2023		36,000	35,100
Delek Logistics Partners LP 6.75%, 5/15/2025		5,000	5,000
Enable Midstream Partners LP 4.95%, 5/15/2028		45,000	44,674
Enbridge, Inc. (ICE LIBOR USD 3 Month + 3.64%), 6.25%, 3/1/2078(c)		20,000	19,384
Energy Transfer Equity LP 5.88%, 1/15/2024		21,000	22,312
EnLink Midstream Partners LP 4.40%, 4/1/2024		15,000	14,616
4.85%, 7/15/2026		5,000	4,854
Enterprise Products Operating LLC Series E, (ICE LIBOR USD 3 Month + 3.03%), 5.25%, 8/16/2077(c)		80,000	75,600
(ICE LIBOR USD 3 Month + 2.57%), 5.38%, 2/15/2078(c)		7,000	6,540
EP Energy LLC 9.38%, 5/1/2024(a)		16,000	12,600
7.75%, 5/15/2026(a)		12,000	12,270
EQT Corp. 3.00%, 10/1/2022		55,000	53,369
Genesis Energy LP 6.00%, 5/15/2023		14,000	13,772
Gulfport Energy Corp. 6.38%, 1/15/2026		2,000	1,950
Hilcorp Energy I LP 5.00%, 12/1/2024(a)		39,000	37,684
Holly Energy Partners LP 6.00%, 8/1/2024(a)		5,000	5,087
MEG Energy Corp. 6.38%, 1/30/2023(a)		3,000	2,722
7.00%, 3/31/2024(a)		2,000	1,818
Noble Energy, Inc. 3.85%, 1/15/2028		35,000	33,378
Oasis Petroleum, Inc. 6.88%, 3/15/2022		5,000	5,094
Peabody Energy Corp. 6.00%, 3/31/2022(a)		5,000	5,019
Phillips 66 Partners LP 3.75%, 3/1/2028		35,000	33,298
QEP Resources, Inc. 5.25%, 5/1/2023		20,000	19,500
5.63%, 3/1/2026		2,000	1,913
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075(b)(c)	EUR	100,000	123,459
Rockies Express Pipeline LLC 6.00%, 1/15/2019(a)		15,000	15,141
SemGroup Corp. 5.63%, 7/15/2022		11,000	10,904
SM Energy Co. 5.63%, 6/1/2025		10,000	9,900
Summit Midstream Holdings LLC 5.50%, 8/15/2022		10,000	9,950

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Sunoco LP 4.88%, 1/15/2023(a)		2,000	1,973
5.50%, 2/15/2026(a)		3,000	2,873
Tallgrass Energy Partners LP 5.50%, 9/15/2024(a)		25,000	25,719
Targa Resources Partners LP 5.13%, 2/1/2025		5,000	5,025
5.00%, 1/15/2028(a)		5,000	4,856
TerraForm Power Operating LLC 4.25%, 1/31/2023(a)		21,000	20,475
6.62%, 6/15/2025(a)(g)		48,000	51,120
5.00%, 1/31/2028(a)		5,000	4,681
TOTAL SA (EUR Swap Annual 5 Year + 1.86%), 2.25%, 2/26/2021(b)(c)(d)(e)	EUR	100,000	118,911
TransCanada PipeLines Ltd. 4.25%, 5/15/2028		30,000	30,214
Ultra Resources, Inc. 6.88%, 4/15/2022(a)		11,000	5,363
7.13%, 4/15/2025(a)		28,000	12,390
Western Gas Partners LP 4.65%, 7/1/2026		50,000	50,053
Whiting Petroleum Corp. 5.75%, 3/15/2021		8,000	8,200
6.63%, 1/15/2026		6,000	6,240
WPX Energy, Inc. 5.75%, 6/1/2026		2,000	2,018
YPF SA 6.95%, 7/21/2027(b)		30,000	24,000

			1,211,204

Paper & Forest Products - 0.1%
Clearwater Paper Corp. 5.38%, 2/1/2025(a)		7,000	6,422
Fibria Overseas Finance Ltd. 5.50%, 1/17/2027		25,000	24,715

			31,137

Personal Products - 0.1%
Prestige Brands, Inc. 6.38%, 3/1/2024(a)		9,000	9,082
Revlon Consumer Products Corp. 6.25%, 8/1/2024		8,000	4,640

			13,722

Pharmaceuticals - 1.0%
Bausch Health Cos., Inc. 6.50%, 3/15/2022(a)		8,000	8,280
5.88%, 5/15/2023(a)		3,000	2,868
7.00%, 3/15/2024(a)		6,000	6,330
5.50%, 11/1/2025(a)		9,000	8,978
9.00%, 12/15/2025(a)		8,000	8,460
8.50%, 1/31/2027(a)		4,000	4,110
Catalent Pharma Solutions, Inc. 4.88%, 1/15/2026(a)		2,000	1,907
Concordia International Corp. 9.00%, 4/1/2022(a)		2,000	1,820
7.00%, 4/15/2023‡(a)(f)		32,000	1,920
Endo Finance LLC 5.75%, 1/15/2022(a)		20,000	18,500
Mylan NV 3.95%, 6/15/2026		50,000	47,418

Investments		Principal Amount	Value
Nidda Healthcare Holding GmbH 3.50%, 9/30/2024(b)	EUR	100,000	115,485
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/1/2026		50,000	41,500

			267,576

Professional Services - 0.5%
AMN Healthcare, Inc. 5.13%, 10/1/2024(a)		12,000	11,655
IHS Markit Ltd. 4.00%, 3/1/2026(a)		6,000	5,757
La Financiere Atalian SASU 4.00%, 5/15/2024(b)	EUR	100,000	112,651

			130,063

Road & Rail - 1.4%
Avis Budget Car Rental LLC 5.25%, 3/15/2025(a)		8,000	7,500
Avolon Holdings Funding Ltd. 5.50%, 1/15/2023(a)		4,000	4,110
DAE Funding LLC 4.50%, 8/1/2022(a)		3,000	2,963
5.00%, 8/1/2024(a)		3,000	2,951
EC Finance plc 2.38%, 11/15/2022(b)	EUR	125,000	145,986
Great Rolling Stock Co. Ltd. (The) 6.88%, 7/27/2035(b)	GBP	38,880	63,642
Hertz Corp. (The) 7.38%, 1/15/2021		2,000	1,998
Loxam SAS 4.25%, 4/15/2024(b)	EUR	100,000	122,437
Park Aerospace Holdings Ltd. 5.25%, 8/15/2022(a)		12,000	12,225
4.50%, 3/15/2023(a)		8,000	7,910

			371,722

Semiconductors & Semiconductor Equipment - 0.1%
Entegris, Inc. 4.63%, 2/10/2026(a)		2,000	1,927
MagnaChip Semiconductor SA 5.00%, 3/1/2021		10,000	14,950
Versum Materials, Inc. 5.50%, 9/30/2024(a)		4,000	4,090

			20,967

Software - 0.5%
Camelot Finance SA 7.88%, 10/15/2024(a)		6,000	5,978
CURO Financial Technologies Corp. 12.00%, 3/1/2022(a)		5,000	5,503
Genesys Telecommunications Laboratories, Inc. 10.00%, 11/30/2024(a)		17,000	18,955
Infor Software Parent LLC 7.13% (cash), 5/1/2021(a)(i)		6,000	6,054
Infor US, Inc. 6.50%, 5/15/2022		18,000	18,233
Informatica LLC 7.13%, 7/15/2023(a)		6,000	6,105
j2 Cloud Services LLC 6.00%, 7/15/2025(a)		2,000	2,058
Oracle Corp. 3.25%, 11/15/2027		65,000	62,953

			125,839

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Specialty Retail - 0.8%
EVOCA SpA 7.00%, 10/15/2023(b)	EUR	100,000	123,549
L Brands, Inc. 5.25%, 2/1/2028		6,000	5,160
Party City Holdings, Inc. 6.63%, 8/1/2026(a)		10,000	10,075
PetSmart, Inc. 7.13%, 3/15/2023(a)		13,000	8,742
5.88%, 6/1/2025(a)		4,000	3,245
8.88%, 6/1/2025(a)		5,000	3,375
Sonic Automotive, Inc. 5.00%, 5/15/2023		27,000	25,448
6.13%, 3/15/2027		2,000	1,875
Staples, Inc. 8.50%, 9/15/2025(a)		20,000	18,898

			200,367

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC 5.88%, 6/15/2021(a)		3,000	3,086
7.13%, 6/15/2024(a)		3,000	3,207
Diebold Nixdorf, Inc. 8.50%, 4/15/2024		23,000	16,244
EMC Corp. 3.38%, 6/1/2023		25,000	23,587
Western Digital Corp. 4.75%, 2/15/2026		32,000	31,374

			77,498

Textiles, Apparel & Luxury Goods - 0.1%
Hanesbrands, Inc. 4.63%, 5/15/2024(a)		15,000	14,625

Thrifts & Mortgage Finance - 0.2%
Ladder Capital Finance Holdings LLLP 5.25%, 3/15/2022(a)		7,000	7,026
5.25%, 10/1/2025(a)		3,000	2,816
Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/2023(a)		3,000	3,113
9.13%, 7/15/2026(a)		4,000	4,165
Quicken Loans, Inc. 5.75%, 5/1/2025(a)		21,000	20,790
Radian Group, Inc. 4.50%, 10/1/2024		14,000	13,790

			51,700

Tobacco - 0.5%
Altria Group, Inc. 4.25%, 8/9/2042		50,000	46,592
BAT Capital Corp. 4.39%, 8/15/2037(a)		30,000	27,915
Philip Morris International, Inc. 2.00%, 2/21/2020		70,000	69,080

			143,587

Trading Companies & Distributors - 0.8%
H&E Equipment Services, Inc. 5.63%, 9/1/2025		5,000	4,964
United Rentals North America, Inc. 4.63%, 10/15/2025		3,000	2,933
5.50%, 5/15/2027		49,000	48,877
4.88%, 1/15/2028		5,000	4,766

Investments		Principal Amount	Value
WESCO Distribution, Inc.
5.38%, 12/15/2021		140,000	141,750
5.38%, 6/15/2024		9,000	8,932

			212,222

Water Utilities - 0.0%(h)
Northumbrian Water Finance plc 6.88%, 2/6/2023(b)	GBP	10,000	15,664

Wireless Telecommunication Services - 2.2%
America Movil SAB de CV Series B, (EUR Swap Annual 5 Year + 4.55%), 6.37%, 9/6/2073(b)(c)	EUR	100,000	136,243
Comunicaciones Celulares SA 6.88%, 2/6/2024(b)		200,000	206,250
Hughes Satellite Systems Corp. 5.25%, 8/1/2026		25,000	23,906
Intelsat Connect Finance SA 9.50%, 2/15/2023(a)		4,000	3,987
Matterhorn Telecom SA 3.88%, 5/1/2022(b)	EUR	100,000	118,231
Sprint Communications, Inc. 9.00%, 11/15/2018(a)		18,000	18,202
9.25%, 4/15/2022		21,000	23,835
Sprint Corp. 7.88%, 9/15/2023		9,000	9,686
7.13%, 6/15/2024		25,000	25,937
7.63%, 2/15/2025		20,000	21,225
7.63%, 3/1/2026		4,000	4,201
T-Mobile US, Inc. 4.50%, 2/1/2026‡		3,000	—
T-Mobile USA, Inc. 4.50%, 2/1/2026		3,000	2,861
4.75%, 2/1/2028		3,000	2,826
4.75%, 2/1/2028‡		3,000	—

			597,390

TOTAL CORPORATE BONDS (Cost $17,913,346)			17,746,533

Investments		Principal Amount	Value

LOAN ASSIGNMENTS - 24.5%(j)

Aerospace & Defense - 0.2%
Bombardier Recreational Products, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 5/23/2025(c)		43,500	43,365

Airlines - 0.4%
American Airlines, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.81%, 6/27/2025(c)		100,000	97,859

Chemicals - 1.0%
Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/1/2024(c)		97,506	97,530

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Pelican Products, Inc., 1st Lien Term Loan B
(ICE LIBOR USD 1 Month + 3.50%), 5.58%, 5/1/2025(c)	35,000	34,847
Trinseo Materials Operating SCA, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 9/6/2024(c)	99,749	99,699
Tronox Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 9/23/2024(c)	38,528	38,644
(ICE LIBOR USD 1 Month + 3.00%), 5.08%, 9/23/2024(c)	16,695	16,746

		287,466

Commercial Services & Supplies - 1.1%
Camelot Finance LP, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 10/3/2023(c)	75,585	75,474
Garda World Security, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%, ICE LIBOR USD 3 Month + 3.50%), 5.80%, 5/24/2024(c)	84,576	84,893
Prime Security Services Borrower LLC, Term B-1 Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 5/2/2022(c)	147,882	148,185

		308,552

Communications Equipment - 0.3%
Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.31%, 12/15/2024(c)	100,000	100,613

Containers & Packaging - 0.8%
Berry Global, Inc., 1st Lien Term Loan (ICE LIBOR USD 2 Month + 1.75%), 4.19%, 1/6/2021(c)	100,000	99,925
Bway Holding Co., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 4/3/2024(c)	42,570	42,388
Consolidated Container, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 5/22/2024(c)	29,775	29,798
Flex Acquisition Co., Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.34%, 12/29/2023(c)	37,581	37,428

		209,539

Diversified Consumer Services - 0.6%
Altran Technologies SA, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.25%), 4.57%, 3/20/2025(c)	12,070	12,028
Spin Holdco, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.25%), 5.59%, 11/14/2022(c)	147,369	147,696

		159,724

Investments	Principal Amount	Value
Diversified Financial Services - 0.2%
Telenet Financing LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 8/15/2026(c)(k)	60,000	59,233

Diversified Telecommunication Services - 1.8%
Centurylink, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 1/31/2025(c)	99,500	98,306
Hargray Communications Group, Inc., Senior Secured Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 5/16/2024(c)	96,525	96,766
Intelsat Jackson Holdings, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.81%, 11/27/2023(c)	150,000	150,647
TDC A/S, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 5.84%, 6/4/2025(c)(k)	100,000	100,750
Zayo Group LLC, Term B-2 Loan (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 1/19/2024(c)	53,622	53,799

		500,268

Electric Utilities - 0.9%
Lightstone Holdco LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 1/30/2024(c)	71,465	71,063
Lightstone Holdco LLC, 1st Lien Term Loan C (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 1/30/2024(c)	4,305	4,281
Vistra Operations Co. LLC, Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 8/4/2023(c)	160,414	160,097

		235,441

Electrical Equipment - 0.5%
Brookfield WEC Holdings, Inc., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 5.83%, 8/1/2025(c)	49,300	49,559
Brookfield WEC Holdings, Inc., 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 6.75%), 8.83%, 8/3/2026(c)(k)	30,000	30,412
Cortes NP Acquisition Corp., Term Loan B (ICE LIBOR USD 1 Month + 4.00%), 6.31%, 11/30/2023(c)	50,000	49,938

		129,909

Food & Staples Retailing - 1.3%
Albertson’s LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.34%, 12/21/2022(c)	98,753	98,454
(ICE LIBOR USD 3 Month + 3.00%), 5.31%, 6/22/2023(c)	29,924	29,792

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Moran Foods LLC, Term Loan B (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 12/5/2023(c)	98,500	70,346
SUPERVALU, Inc., Delayed Draw Term Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/8/2024(c)	54,531	54,588
SUPERVALU, Inc., Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 6/8/2024(c)	90,885	90,980

		344,160

Food Products - 1.2%
Dole Food Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%; ICE LIBOR USD 3 Month + 2.75%; US Prime Rate + 5.00%), 4.83%, 4/6/2024(c)	56,550	56,425
Hearthside Group Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.06%, 5/23/2025(c)	139,130	137,924
JBS USA LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 3 Month + 2.50%), 4.83%, 10/30/2022(c)	78,952	78,876
Pinnacle Foods Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.84%, 2/2/2024(c)	43,285	43,285

		316,510

Health Care Equipment & Supplies - 0.5%
Mallinckrodt International Finance, Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.20%, 9/24/2024(c)	129,458	128,325

Health Care Providers & Services - 2.1%
CHG Healthcare Services, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.34%, 6/7/2023(c)	65,000	65,122
Community Health Systems, Inc., Incremental 2021 Term H Loan (ICE LIBOR USD 3 Month + 3.25%), 5.54%, 1/27/2021(c)	46,360	45,660
Jaguar Holding Co. II, Ist Lien Term Loan (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 8/18/2022(c)	98,219	98,119
MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.08%, 6/7/2023(c)	168,300	168,137
National Mentor Holdings, Inc., Tranche B Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.33%, 1/31/2021(c)	97,954	98,223

Investments	Principal Amount	Value
Tennessee Merger Sub, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/6/2024(c)(k)	100,000	95,417

		570,678

Hotels, Restaurants & Leisure - 1.5%
1011778 BC ULC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 2/16/2024(c)	80,973	80,923
Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.47%, 12/1/2023(c)(k)	35,000	35,142
Las Vegas Sands Corp., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 3/27/2025(c)	99,750	99,539
Penn National Gaming, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.50%), 2.50%, 8/14/2025(c)(k)	85,000	85,106
Seminole Hard Rock Entertainment, Inc., Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 5.09%, 5/14/2020(c)	73,454	73,606
Wyndham Hotels & Resorts, Inc., 1st Lien Senior Secured Term Loan (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 5/30/2025(c)	35,168	35,203

		409,519

Independent Power and Renewable Electricity Producers - 1.6%
Calpine Corp., Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.84%, 1/15/2024(c)	146,970	147,098
ExGen Renewables I LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.00%), 5.32%, 11/28/2024(c)	36,776	36,868
NRG Energy, Inc., Term Loan (ICE LIBOR USD 3 Month + 1.75%), 4.08%, 6/30/2023(c)	147,000	146,834
Talen Energy Supply, Term Loan B-2 (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 4/15/2024(c)	92,297	92,512

		423,312

Insurance - 0.2%
Asurion LLC, 2nd Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 8.58%, 8/4/2025(c)	9,100	9,358
Asurion LLC, Term Loan B-7 (ICE LIBOR USD 3 Month + 3.00%), 5.08%, 11/3/2024(c)	45,300	45,413

		54,771

Internet Software & Services - 0.5%
BMC Software Finance, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.50%, 9/1/2025(c)(k)	50,000	50,015

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Rackspace Hosting, Inc., 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 3.00%; ICE LIBOR USD 3 Month + 3.00%), 5.35%, 11/3/2023(c)	79,002	78,459

		128,474

IT Services - 0.3%
First Data Corp., 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.00%), 4.07%, 7/8/2022(c)(k)	74,185	74,134

Leisure Products - 0.5%
Delta 2 SARL, 1st Lien Term loan B (ICE LIBOR USD 1 Month + 2.50%), 4.58%, 2/1/2024(c)	131,829	130,774

Media - 2.9%
Altice US Finance I Corp., Term Loan ( ICE LIBOR USD 1 Month + 2.25%), 4.33%, 7/28/2025(c)	89,100	88,915
AMC Entertainment, Inc., Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 12/15/2023(c)	98,500	98,521
CSC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 2.25%), 4.31%, 7/17/2025(c)	138,250	137,633
Gray Television, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 2/7/2024(c)	47,999	48,029
Red Ventures LLC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 6.08%, 11/8/2024(c)	28,613	28,899
Sinclair Broadcast Group, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 4.33%, 1/3/2024(c)	69,727	69,692
Tribune Media Co., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 1/26/2024(c)	74,724	74,865
Univision Communications, Inc., 1st Lien Term Loan C-5 (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 3/15/2024(c)	56,486	54,170
WMG Acquisition Corp., 1st Lien Term Loan F (ICE LIBOR USD 1 Month + 2.13%), 4.20%, 11/1/2023(c)	76,805	76,468
Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan (ICE LIBOR USD 1 Month + 3.25%), 5.33%, 8/18/2023(c)	115,530	115,942

		793,134

Oil, Gas & Consumable Fuels - 1.5%
California Resources Corp., Senior Secured First Out Term Loan (ICE LIBOR USD 1 Month + 4.75%), 6.82%, 12/31/2022(c)	100,000	101,375

Investments	Principal Amount	Value
Chesapeake Energy Corp., 1st Lien Last Out Term Loan (ICE LIBOR USD 1 Month + 7.50%), 9.58%, 8/23/2021(c)	10,000	10,427
Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 5.25%), 7.59%, 8/25/2023(c)	188,418	156,270
MEG Energy Corp., 1st Lien Term B Loan (ICE LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/2023(c)	9,375	9,382
Summit Midstream Partners Holdings LLC, Senior Secured Term Loan (ICE LIBOR USD 1 Month + 6.00%), 8.08%, 5/13/2022(c)	19,896	20,144
Terraform Power Operating LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 11/8/2022(c)	16,915	16,915
Ultra Resources, Inc., Term Loan (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 4/12/2024(c)	81,400	72,836

		387,349

Personal Products - 0.2%
Prestige Brands, Inc., 1st Lien Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 4.08%, 1/26/2024(c)	62,747	62,639

Pharmaceuticals - 1.0%
Concordia Healthcare Corp., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 10/21/2021(c)	81,369	73,345
Grifols Worldwide Operations Ltd., Term Loan B (1 Week LIBOR + 2.25%), 4.21%, 1/31/2025(c)	88,875	89,219
Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 6/2/2025(c)	98,750	99,062

		261,626

Semiconductors & Semiconductor Equipment - 0.2%
ON Semiconductor Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 3/31/2023(c)	48,398	48,445

Software - 0.4%
Infor US, Inc., Tranche B-6 Term Loan (ICE LIBOR USD 1 Month + 2.75%), 4.83%, 2/1/2022(c)	107,765	107,823

Technology Hardware, Storage & Peripherals - 0.2%
Quest Software US Holdings, Inc., 1st Lien Term Loan

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
(ICE LIBOR USD 2 Month + 4.25%), 6.57%, 5/16/2025(c)	50,000	49,766

Textiles, Apparel & Luxury Goods - 0.2%
Samsonite IP Holdings SARL, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 1.75%), 3.83%, 4/25/2025(c)	59,000	58,652

Wireless Telecommunication Services - 0.4%
Syniverse Holdings, Inc., 1st Lien Term Loan
(ICE LIBOR USD 1 Month + 5.00%), 7.07%, 3/9/2023(c)	99,750	98,878

TOTAL LOAN ASSIGNMENTS (Cost $6,627,841)		6,580,938

Investments	Principal Amount	Value

CONVERTIBLE BONDS - 2.2%

Auto Components - 0.0%(h)
Horizon Global Corp. 2.75%, 7/1/2022	10,000	7,242

Communications Equipment - 0.1%
Finisar Corp. 0.50%, 12/15/2036	25,000	23,037

Electronic Equipment, Instruments & Components - 0.2%
II-VI, Inc. 0.25%, 9/1/2022(a)	20,000	24,200
Knowles Corp. 3.25%, 11/1/2021	30,000	35,744

		59,944

Energy Equipment & Services - 0.1%
Nabors Industries, Inc. 0.75%, 1/15/2024	20,000	15,745

Health Care Technology - 0.1%
Vocera Communications, Inc. 1.50%, 5/15/2023(a)	15,000	17,595

Hotels, Restaurants & Leisure - 0.1%
Huazhu Group Ltd. 0.38%, 11/1/2022(a)	25,000	25,500

Internet & Direct Marketing Retail - 0.2%
Ctrip.com International Ltd. 1.00%, 7/1/2020	20,000	19,568
Liberty Expedia Holdings, Inc. 1.00%, 6/30/2047(a)	20,000	20,059

		39,627

Internet Software & Services - 0.3%
Envestnet, Inc. 1.75%, 12/15/2019	10,000	11,276
Etsy, Inc. Zero Coupon, 3/1/2023(a)	20,000	29,175
Nutanix, Inc. Zero Coupon, 1/15/2023(a)	20,000	26,243

Investments	Principal Amount	Value
Zillow Group, Inc. 2.00%, 12/1/2021	20,000	22,525

		89,219

Media - 0.5%
DISH Network Corp. 3.38%, 8/15/2026	10,000	9,406
Liberty Interactive LLC 4.00%, 11/15/2029	52,000	35,880
3.75%, 2/15/2030	89,000	60,742
Live Nation Entertainment, Inc. 2.50%, 3/15/2023(a)	30,000	31,069

		137,097

Oil, Gas & Consumable Fuels - 0.1%
Oasis Petroleum, Inc. 2.63%, 9/15/2023	15,000	19,719
SM Energy Co. 1.50%, 7/1/2021	20,000	21,268

		40,987

Real Estate Management & Development - 0.0%(h)
Redfin Corp. 1.75%, 7/15/2023	15,000	13,894

Semiconductors & Semiconductor Equipment - 0.3%
Cree, Inc. 0.88%, 9/1/2023(a)	5,000	5,133
Cypress Semiconductor Corp. 4.50%, 1/15/2022	20,000	28,025
ON Semiconductor Corp. 1.00%, 12/1/2020	25,000	31,753
Teradyne, Inc. 1.25%, 12/15/2023	20,000	28,016

		92,927

Software - 0.2%
FireEye, Inc. 0.88%, 6/1/2024(a)	20,000	19,547
Nuance Communications, Inc. 1.50%, 11/1/2035	20,000	19,822

		39,369

TOTAL CONVERTIBLE BONDS (Cost $568,199)		602,183

Investments	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 0.6%

U.S. Treasury Bonds 2.75%, 11/15/2047	130,500	123,506
3.00%, 2/15/2048	15,000	14,924
U.S. Treasury Notes 2.75%, 5/31/2023	18,000	18,004

TOTAL U.S. TREASURY OBLIGATIONS (Cost $156,290)		156,434

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES - 0.3%

American Airlines Pass-Through Trust Series 2017-2, Class AA,
3.35%, 10/15/2029	20,000	19,257

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
United Airlines Pass-Through Trust Series 2016-2, Class B,
3.65%, 10/7/2025	14,358	13,872
Series 2016-1, Class B, 3.65%, 1/7/2026	14,358	13,893
Series 2018-1, Class B, 4.60%, 3/1/2026	35,000	35,208

TOTAL ASSET-BACKED SECURITIES (Cost $83,715)		82,230

Investments	Shares	Value

COMMON STOCKS - 0.1%

Aerospace & Defense - 0.0%(h)
Remington Outdoor Co., Inc.*‡	199	1,638

Software - 0.1%
Avaya Holdings Corp.*	704	16,445

TOTAL COMMON STOCKS (Cost $13,995)		18,083

Investments	Shares	Value

SHORT-TERM INVESTMENTS - 6.2%

INVESTMENT COMPANIES - 6.2%
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04%(l)(m)	299,488	299,578
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82%(l)(m)	1,362,752	1,362,752

TOTAL SHORT-TERM INVESTMENTS (Cost $1,662,279)		1,662,330

Total Investments - 99.9% (Cost $27,025,665)		26,848,731
Other Assets Less Liabilities - 0.1%		37,066

Net Assets - 100.0%		26,885,797

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

Over the Counter (“OTC”) Credit default swaptions purchased outstanding as of August 31, 2018:

Description	Counterparty	Expiration Date	Exercise Rate	Pay Financing Rate	Receive Floating Rate Index	Implied Credit Spread(%)(1)	Notional Amount		Value ($)
Call Contracts
Buy Protection on 5 Year Credit Default Swap Index, expiring 9/19/2018, European Style	Goldman Sachs International	09/19/18	1.06%	5.00%	CDX.NA.HY.30- V1.Jun.2023	3.33%	USD	2,000,000	1,726
Buy Protection on 5 Year Credit Default Swap Index, expiring 9/19/2018, European Style	Goldman Sachs International	09/19/18	3.25%	5.00%	iTraxx Europe Crossover Series 29 V1.Jun.2023	3.00%	EUR	1,135,000	1,654
Buy Protection on 5 Year Credit Default Swap Index, expiring 9/19/2018, European Style	Barclays Bank plc	09/19/18	0.65%	1.00%	iTraxx Europe Series 29 V1.Jun.2023	0.68%	EUR	4,500,000	12,727

Total OTC Swaptions Purchased (Premiums Paid $54,820)									16,107

OTC Credit default swaptions written outstanding as of August 31, 2018:

Description	Counterparty	Expiration Date	Exercise Rate	Pay Financing Rate	Receive Floating Rate Index	Implied Credit Spread(%)(1)	Notional Amount		Value ($)
Put Contracts
Buy Protection on 5 Year Credit Default Swap Index, expiring 9/19/2018, European Style	Goldman Sachs International	09/19/18	1.04%	5.00%	CDX.NA.HY.30- V1.Jun.2023	3.33%	USD	2,000,000	(753)
Buy Protection on 5 Year Credit Default Swap Index, expiring 9/19/2018, European Style	Goldman Sachs International	09/19/18	3.75%	5.00%	iTraxx Europe Crossover Series 29 V1.Jun.2023	3.00%	EUR	1,135,000	(448)
Buy Protection on 5 Year Credit Default Swap Index, expiring 9/19/2018, European Style	Barclays Bank plc	09/19/18	0.75%	1.00%	iTraxx Europe Series 29 V1.Jun.2023	0.68%	EUR	4,500,000	(2,675)

Total OTC Swaptions Written (Premiums Received $30,299)									(3,876)

(1) Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Futures contracts outstanding as of August 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Schatz	2	12/2018	EUR	259,904	32
U.S. Treasury 2 Year Note	3	12/2018	USD	634,031	(287)
U.S. Treasury 5 Year Note	6	12/2018	USD	680,109	(1,044)
U.S. Treasury 10 Year Note	2	12/2018	USD	240,313	(645)
U.S. Treasury Long Bond	2	12/2018	USD	288,000	(817)

					(2,761)

Short Contracts
Euro-Bobl	(3)	12/2018	EUR	(458,299)	(352)
Euro-Bund	(1)	12/2018	EUR	(186,625)	(524)
Long Gilt	(2)	12/2018	GBP	(317,189)	21
U.S. Treasury 10 Year Note	(1)	12/2018	USD	(120,266)	209
U.S. Treasury 10 Year Ultra Note	(2)	12/2018	USD	(255,844)	902

					256

					(2,505)

Forward foreign currency exchange contracts outstanding as of August 31, 2018:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	274,643	USD	317,415	Barclays Bank plc	9/5/2018	1,378
EUR	11,327	USD	12,917	Citibank, NA	9/5/2018	231
EUR	3,066	USD	3,495	Royal Bank of Canada	9/5/2018	64
GBP	118,316	USD	150,796	Citibank, NA	9/5/2018	2,595
USD	5,687,334	EUR	4,839,120	Barclays Bank plc	9/5/2018	70,325
USD	241,638	EUR	206,397	Citibank, NA	9/5/2018	2,063
USD	133,126	EUR	114,567	HSBC Bank, NA	9/5/2018	143
USD	14,052	EUR	12,045	Royal Bank of Canada	9/5/2018	71
USD	2,417	GBP	1,835	Barclays Bank plc	9/5/2018	38
USD	627,127	GBP	476,162	BNP Paribas	9/5/2018	9,806
GBP	2,404	USD	3,099	Barclays Bank plc	10/3/2018	21
USD	5,748,006	EUR	4,905,929	BNP Paribas	10/3/2018	41,629
USD	3,895	EUR	3,331	Royal Bank of Canada	10/3/2018	21
USD	339,899	GBP	260,679	BNP Paribas	10/3/2018	1,559

Total unrealized appreciation						129,944

EUR	9,186	USD	10,670	Barclays Bank plc	9/5/2018	(8)
EUR	4,905,929	USD	5,736,017	BNP Paribas	9/5/2018	(41,460)
GBP	260,679	USD	339,513	BNP Paribas	9/5/2018	(1,556)
GBP	99,002	USD	130,711	HSBC Bank, NA	9/5/2018	(2,360)
USD	5,105	EUR	4,401	Barclays Bank plc	9/5/2018	(4)
USD	10,129	EUR	8,881	BNP Paribas	9/5/2018	(180)
USD	5,011	EUR	4,372	Morgan Stanley	9/5/2018	(63)
USD	16,552	EUR	14,368	Royal Bank of Canada	9/5/2018	(125)
EUR	70,280	USD	81,980	Australia & New Zealand Banking Group Ltd.	10/3/2018	(233)
USD	137,561	GBP	106,744	HSBC Bank, NA	10/3/2018	(983)

Total unrealized depreciation						(46,972)

Net unrealized appreciation						82,972

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

OTC Credit default swap contracts outstanding - buy protection(1) as of August 31, 2018:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payments Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Baxter International, Inc., 1.70, 8/15/2021	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.31	USD 225,000	(6,390)	(1,016)	(7,406)
BMW Finance NV, 0.13%, 1/12/2021	1.00	Quarterly	Barclays Bank plc	6/20/2023	0.57	EUR 110,000	(3,865)	970	(2,895)
BMW Finance NV, 0.13%, 1/12/2021	1.00	Quarterly	Merrill Lynch International	6/20/2023	0.57	EUR 120,000	(1,472)	(1,686)	(3,158)
Carrefour SA, 1.75%, 5/22/2019	1.00	Quarterly	Merrill Lynch International	6/20/2023	0.85	EUR 115,000	(1,795)	570	(1,225)
Honeywell International, Inc., 5.70%, 3/15/2036	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.35	USD 225,000	(6,235)	(829)	(7,064)
HP, Inc., 4.65%, 12/9/2021	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.47	USD 225,000	(5,160)	(668)	(5,828)
Rolls-Royce plc, 6.75%, 4/30/2019	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.85	EUR 110,000	(2,621)	1,442	(1,179)
Unilever N.V., 1.75%, 8/5/2020	1.00	Quarterly	Barclays Bank plc	6/20/2023	0.30	EUR 65,000	(2,638)	(80)	(2,718)
United Parcel Service, Inc., 8.38%, 4/01/2030	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.31	USD 225,000	(6,441)	(1,039)	(7,480)
Valero Energy Corp., 8.75%, 06/15/2030	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.42	USD 200,000	(4,044)	(1,540)	(5,584)
Vodafone Group plc, 1.00%, 9/11/2020	1.00	Quarterly	Goldman Sachs International	6/20/2023	0.75	EUR 65,000	(1,053)	(16)	(1,069)

							(41,714)	(3,892)	(45,606)

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of August 31, 2018:

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payments Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.IG.30-V1	1.00	Quarterly	6/20/2023	0.60	USD 1,900,000	(32,335)	(4,958)	(37,293)
iTraxx Europe Senior	1.00	Quarterly
Financials 29.1			6/20/2023	0.85	EUR 1,055,000	(12,400)	1,113	(11,287)

						(44,735)	(3,845)	(48,580)

OTC Credit default swap contracts outstanding - sell protection(2) as of August 31, 2018:

Reference Obligation/Index	Financing Rate Received by the Fund (%)	Payments Frequency	Counterparty	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
Telefonica Emisiones SA, 2.74%, 5/29/2019	1.00	Quarterly	Merrill Lynch International	6/20/2023	0.90	EUR 50,000	664	(271)	393

							664	(271)	393

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding - sell protection(2) as of August 31, 2018:

Reference Obligation/Index	Financing Rate Received by the Fund (%)	Payments Frequency	Maturity Date	Implied Credit Spread (%)(3)	Notional Amount(4)	Upfront Payments (Receipts) ($)(5)	Unrealized Appreciation (Depreciation) ($)	Value ($)
iTraxx Europe 29.1	1.00	Quarterly	6/20/2023	0.68	EUR 97,000	2,313	(406)	1,907

						2,313	(406)	1,907

CDX.NA.IG.30-V1	1.00	Quarterly	6/20/2028	1.08	USD 1,100,000	(2,988)	(1,863)	(4,851)

						(2,988)	(1,863)	(4,851)

						(675)	(2,269)	(2,944)

Centrally Cleared Interest rate swap contracts outstanding as of August 31, 2018:

Floating Rate Index(a)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount	Upfront Payments(Receipts) ($)	Value and Unrealized Appreciation (Depreciation) ($)
3 months LIBOR	2.34% semi-annually	Receive
quarterly			4/10/2027	USD 450,000	–	17,298

					–	17,298

(a)	Value of floating rate index at August 31, 2018 was 2.32%.
(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Summary of total swap contracts outstanding as of August 31, 2018:

	Net Upfront Payments (Receipts) ($)	Value ($)
Assets
OTC Credit default swap contracts outstanding - sell protection	664	393

Total OTC swap contracts outstanding	664	393

Liabilities
OTC Credit default swap contracts outstanding - buy protection	(41,714)	(45,606)

Total OTC swap contracts outstanding	(41,714)	(45,606)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Flexible Long/Short Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

Abbreviations

CDX	Credit Default Swap Index
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
USD	United States Dollar

(a)

Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(d)

Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2018.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Defaulted security.
(g)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.

(h)	Amount rounds to less than 0.1% of net assets.
(i)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(j)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(k)	All or a portion of this security is unsettled as of August 31, 2018. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(l)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)	The rate shown is the current yield as of August 31, 2018.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
CORPORATE BONDS - 88.3%

Aerospace & Defense - 1.7%
Arconic, Inc. 5.90%, 2/1/2027		150,000	151,890
BWX Technologies, Inc. 5.38%, 7/15/2026(a)		10,000	10,100
KLX, Inc. 5.88%, 12/1/2022(a)		70,000	72,450
Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/2025(a)		25,000	25,812
Leonardo SpA (Italy) 5.25%, 1/21/2022	EUR	90,000	117,941
Triumph Group, Inc. 7.75%, 8/15/2025		90,000	87,413

			465,606

Air Freight & Logistics - 0.3%
XPO Logistics, Inc. 6.50%, 6/15/2022(a)		75,000	77,473

Auto Components - 3.2%
Adient Global Holdings Ltd. 3.50%, 8/15/2024(b)	EUR	150,000	162,682
Allison Transmission, Inc. 5.00%, 10/1/2024(a)		20,000	19,700
American Axle & Manufacturing, Inc.
6.25%, 4/1/2025		65,000	64,675
6.25%, 3/15/2026		75,000	73,969
6.50%, 4/1/2027		35,000	34,650
Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026(a)		70,000	68,950
Dana Financing Luxembourg SARL 6.50%, 6/1/2026(a)		135,000	138,544
Delphi Technologies plc 5.00%, 10/1/2025(a)		75,000	70,841
Goodyear Tire & Rubber Co. (The) 5.13%, 11/15/2023		100,000	99,750
Kongsberg Actuation Systems BV (Switzerland)
5.00%, 7/15/2025(a)	EUR	100,000	115,845
Tenneco, Inc. 5.38%, 12/15/2024		35,000	32,769
5.00%, 7/15/2026		25,000	22,187

			904,562

Banks - 0.1%
Citigroup, Inc.
Series N, (ICE LIBOR USD 3 Month + 4.09%), 5.80%,
11/15/2019(c)(d)(e)		20,000	20,450
Series O, (ICE LIBOR USD 3 Month + 4.06%), 5.87%,
3/27/2020(c)(d)(e)		25,000	25,635

			46,085

Building Products - 0.6%
American Woodmark Corp. 4.88%, 3/15/2026(a)		40,000	38,500

Investments		Principal Amount	Value
Jeld-Wen, Inc. 4.63%, 12/15/2025(a)		25,000	23,312
4.88%, 12/15/2027(a)		10,000	9,325
PGT Escrow Issuer, Inc. 6.75%, 8/1/2026(a)		30,000	30,778
Standard Industries, Inc. 4.75%, 1/15/2028(a)		75,000	69,773

			171,688

Capital Markets - 0.1%
MSCI, Inc. 5.38%, 5/15/2027(a)		30,000	30,825

Chemicals - 3.5%
Chemours Co. (The) 6.63%, 5/15/2023		55,000	57,612
CTC BondCo GmbH (Germany) 5.25%, 12/15/2025(a)	EUR	100,000	114,624
Gates Global LLC 6.00%, 7/15/2022(a)		36,000	36,360
GCP Applied Technologies, Inc. 5.50%, 4/15/2026(a)		55,000	53,900
Hexion, Inc. 6.63%, 4/15/2020		90,000	85,162
INEOS Group Holdings SA (Luxembourg)
5.63%, 8/1/2024(a)		200,000	197,414
Kraton Polymers LLC 5.25%, 5/15/2026(a)	EUR	100,000	119,853
NOVA Chemicals Corp. (Canada) 4.88%, 6/1/2024(a)		45,000	43,988
5.25%, 6/1/2027(a)		20,000	19,000
Rain CII Carbon LLC 7.25%, 4/1/2025(a)		60,000	61,500
Scotts Miracle-Gro Co. (The) 6.00%, 10/15/2023		100,000	101,500
5.25%, 12/15/2026		5,000	4,750
Trinseo Materials Operating SCA 5.38%, 9/1/2025(a)		35,000	34,344
Venator Finance SARL 5.75%, 7/15/2025(a)		45,000	41,963

			971,970

Commercial Services & Supplies - 1.1%
ACCO Brands Corp. 5.25%, 12/15/2024(a)		25,000	24,875
Aramark Services, Inc. 5.00%, 2/1/2028(a)		75,000	73,500
Paprec Holding SA (France) 4.00%, 3/31/2025(a)	EUR	100,000	117,209
Verisure Holding AB (Sweden) 6.00%, 11/1/2022(b)	EUR	90,000	108,526

			324,110

Communications Equipment - 0.6%
CommScope Technologies LLC 6.00%, 6/15/2025(a)		160,000	165,600

Containers & Packaging - 3.0%
Ardagh Packaging Finance plc (Ireland)
6.75%, 5/15/2024(b)	EUR	100,000	125,437
7.25%, 5/15/2024(a)		200,000	210,250

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Horizon Parent Holdings SARL (France)
8.25% (cash), 2/15/2022(b)(f)	EUR	100,000	121,531
Reynolds Group Issuer, Inc. 5.75%, 10/15/2020		96,911	97,032
(ICE LIBOR USD 3 Month + 3.50%), 5.84%, 7/15/2021(a)(d)		50,000	50,562
SIG Combibloc Holdings SCA (Luxembourg)
7.75%, 2/15/2023(b)	EUR	100,000	120,858
Silgan Holdings, Inc. 3.25%, 3/15/2025	EUR	100,000	119,174

			844,844

Distributors - 0.1%
Core & Main LP 6.13%, 8/15/2025(a)		20,000	19,200

Diversified Consumer Services - 0.4%
Service Corp. International 7.50%, 4/1/2027		100,000	111,500

Diversified Financial Services - 0.9%
ProGroup AG (Germany) 3.00%, 3/31/2026(a)	EUR	100,000	116,075
Worldpay Finance plc (United Kingdom)
3.75%, 11/15/2022(b)	EUR	100,000	125,361

			241,436

Diversified Telecommunication Services - 8.4%
Altice France SA (France) 5.63%, 5/15/2024(b)	EUR	100,000	121,322
7.38%, 5/1/2026(a)		200,000	196,500
CCO Holdings LLC 5.88%, 4/1/2024(a)		240,000	244,800
5.75%, 2/15/2026(a)		465,000	465,000
5.50%, 5/1/2026(a)		40,000	39,500
5.13%, 5/1/2027(a)		35,000	33,381
CenturyLink, Inc. 5.63%, 4/1/2025		155,000	151,512
Frontier Communications Corp. 7.13%, 1/15/2023		100,000	68,125
8.50%, 4/1/2026(a)		35,000	32,928
Intelsat Jackson Holdings SA (Luxembourg)
7.25%, 10/15/2020		145,000	145,182
5.50%, 8/1/2023		145,000	132,269
8.00%, 2/15/2024(a)		100,000	105,250
9.75%, 7/15/2025(a)		75,000	79,406
Sprint Capital Corp. 8.75%, 3/15/2032		245,000	270,725
Telecom Italia SpA (Italy) 3.63%, 5/25/2026(b)	EUR	100,000	121,272
Windstream Services LLC 10.50%, 6/30/2024(a)		10,000	8,000
9.00%, 6/30/2025(a)		199,000	143,778

			2,358,950

Investments		Principal Amount	Value
Electric Utilities - 0.5%
EDP - Energias de Portugal SA (Portugal)
(EUR Swap Annual 5 Year + 5.04%), 5.38%, 9/16/2075(b)(d)	EUR	100,000	125,623

Electrical Equipment - 0.6%
Energizer Gamma Acquisition, Inc. 6.38%, 7/15/2026(a)		25,000	25,844
Sensata Technologies BV 4.88%, 10/15/2023(a)		135,000	135,000

			160,844

Energy Equipment & Services - 1.0%
Nabors Industries, Inc. 5.75%, 2/1/2025(a)		50,000	48,093
Precision Drilling Corp. (Canada) 7.75%, 12/15/2023		35,000	37,012
7.13%, 1/15/2026(a)		30,000	30,863
Transocean Guardian Ltd. 5.88%, 1/15/2024(a)		30,000	30,150
Transocean Pontus Ltd. 6.13%, 8/1/2025(a)		13,000	13,260
Transocean, Inc. 7.50%, 1/15/2026(a)		30,000	30,562
Vallourec SA (France) 2.25%, 9/30/2024(b)	EUR	100,000	95,481
Weatherford International Ltd. 9.88%, 2/15/2024		10,000	9,450

			294,871

Equity Real Estate Investment Trusts (REITs) - 2.4%
CoreCivic, Inc. 4.63%, 5/1/2023		75,000	72,750
ESH Hospitality, Inc. 5.25%, 5/1/2025(a)		100,000	96,875
GEO Group, Inc. (The) 5.13%, 4/1/2023		125,000	120,625
5.88%, 10/15/2024		20,000	19,500
MGM Growth Properties Operating Partnership LP
5.63%, 5/1/2024		100,000	102,875
4.50%, 1/15/2028		10,000	9,219
RHP Hotel Properties LP 5.00%, 4/15/2021		50,000	50,414
Uniti Group LP 6.00%, 4/15/2023(a)		100,000	96,000
8.25%, 10/15/2023		30,000	28,266
7.13%, 12/15/2024(a)		15,000	13,551
VICI Properties 1 LLC 8.00%, 10/15/2023		53,880	59,538

			669,613

Food & Staples Retailing - 1.8%
Albertsons Cos. LLC 5.75%, 3/15/2025		40,000	36,200
Iceland Bondco plc (United Kingdom)
4.63%, 3/15/2025(b) GBP		100,000	118,131
Picard Bondco SA (Luxembourg) 5.50%, 11/30/2024(a)	EUR	122,000	133,823
Rite Aid Corp.
6.13%, 4/1/2023(a)		110,000	98,692

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Tesco Corporate Treasury Services plc (United Kingdom)
2.50%, 7/1/2024(b)	EUR	100,000	123,129

			509,975

Food Products - 1.4%
Nomad Foods Bondco plc (United Kingdom)
3.25%, 5/15/2024(b)	EUR	100,000	117,232
Post Holdings, Inc. 5.50%, 3/1/2025(a)		60,000	59,850
5.75%, 3/1/2027(a)		10,000	9,875
5.63%, 1/15/2028(a)		25,000	24,156
Sigma Holdco BV (Netherlands) 5.75%, 5/15/2026(b)	EUR	100,000	110,393
TreeHouse Foods, Inc. 6.00%, 2/15/2024(a)		50,000	50,625

			372,131

Gas Utilities - 0.1%
AmeriGas Partners LP 5.50%, 5/20/2025		30,000	29,400

Health Care Equipment & Supplies - 1.8%
Auris Luxembourg II SA (Luxembourg)
8.00%, 1/15/2023(b)	EUR	100,000	120,747
Avantor, Inc. 6.00%, 10/1/2024(a)		35,000	35,525
DJO Finance LLC 8.13%, 6/15/2021(a)		140,000	144,592
Hill-Rom Holdings, Inc. 5.00%, 2/15/2025(a)		90,000	87,525
Hologic, Inc. 4.38%, 10/15/2025(a)		35,000	33,687
Mallinckrodt International Finance SA
5.63%, 10/15/2023(a)		100,000	89,125

			511,201

Health Care Providers & Services - 6.7%
Air Medical Group Holdings, Inc. 6.38%, 5/15/2023(a)		70,000	63,000
Community Health Systems, Inc. 8.63%, 1/15/2024(a)		35,000	36,487
Constantin Investissement 3 SASU (France)
5.38%, 4/15/2025(b)	EUR	100,000	114,944
DaVita, Inc. 5.00%, 5/1/2025		100,000	94,750
Elanco Animal Health, Inc. 4.27%, 8/28/2023(a)		20,000	20,084
4.90%, 8/28/2028(a)		20,000	20,152
Encompass Health Corp. 5.75%, 11/1/2024		100,000	101,250
HCA, Inc. 5.38%, 2/1/2025		560,000	566,401
5.88%, 2/15/2026		220,000	227,425
5.25%, 6/15/2026		5,000	5,150
5.38%, 9/1/2026		65,000	65,325
Tenet Healthcare Corp. 7.50%, 1/1/2022(a)		25,000	26,180

Investments	Principal Amount	Value
8.13%, 4/1/2022	130,000	137,312
6.75%, 6/15/2023	190,000	190,000
4.63%, 7/15/2024	170,000	166,520
7.00%, 8/1/2025	20,000	19,963

		1,854,943

Health Care Technology - 0.2%
IQVIA, Inc. 4.88%, 5/15/2023(a)	50,000	50,125

Hotels, Restaurants & Leisure - 4.1%
Boyd Gaming Corp. 6.00%, 8/15/2026	35,000	35,262
Boyne USA, Inc. 7.25%, 5/1/2025(a)	15,000	15,900
Constellation Merger Sub, Inc. 8.50%, 9/15/2025(a)	45,000	42,525
GLP Capital LP 5.25%, 6/1/2025	45,000	46,800
5.75%, 6/1/2028	45,000	47,691
Hilton Domestic Operating Co., Inc. 5.13%, 5/1/2026(a)	54,000	54,067
Hilton Grand Vacations Borrower LLC 6.13%, 12/1/2024	10,000	10,300
Hilton Worldwide Finance LLC 4.63%, 4/1/2025	20,000	19,750
4.88%, 4/1/2027	30,000	29,513
Interval Acquisition Corp. 5.63%, 4/15/2023	50,000	50,375
Jack Ohio Finance LLC 6.75%, 11/15/2021(a)	80,000	82,800
Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026(a)	55,000	56,100
MGM Resorts International 5.75%, 6/15/2025	50,000	50,350
4.63%, 9/1/2026	390,000	367,575
Sabre GLBL, Inc. 5.38%, 4/15/2023(a)	95,000	95,713
Stars Group Holdings BV (Canada) 7.00%, 7/15/2026(a)	25,000	26,000
Wynn Las Vegas LLC 5.50%, 3/1/2025(a)	100,000	98,940

		1,129,661

Household Durables - 0.4%
Tempur Sealy International, Inc. 5.63%, 10/15/2023	120,000	120,000

Household Products - 1.4%
Central Garden & Pet Co. 6.13%, 11/15/2023	100,000	103,125
5.13%, 2/1/2028	40,000	37,650
Energizer Holdings, Inc. 5.50%, 6/15/2025(a)	50,000	49,875
Kronos Acquisition Holdings, Inc. (Canada)
9.00%, 8/15/2023(a)	50,000	45,750
Spectrum Brands Holdings, Inc. 7.75%, 1/15/2022	100,000	102,750

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
Spectrum Brands, Inc.
5.75%, 7/15/2025		60,000	60,600

			399,750

Independent Power and Renewable Electricity Producers - 0.5%
AES Corp. 4.00%, 3/15/2021		45,000	45,122
Calpine Corp. 5.25%, 6/1/2026(a)		25,000	23,602
Vistra Energy Corp. 5.88%, 6/1/2023		80,000	82,300

			151,024

Internet & Direct Marketing Retail - 0.8%
eDreams ODIGEO SA (Spain) 8.50%, 8/1/2021(a)	EUR	97,701	118,212
Netflix, Inc. 4.88%, 4/15/2028(a)		55,000	52,113
5.88%, 11/15/2028(a)		62,000	62,143

			232,468

Internet Software & Services - 0.7%
Cogent Communications Group, Inc.
5.38%, 3/1/2022(a)		60,000	61,050
Rackspace Hosting, Inc. 8.63%, 11/15/2024(a)		30,000	29,531
Zayo Group LLC 6.38%, 5/15/2025		100,000	104,500

			195,081

IT Services - 1.6%
First Data Corp. 5.38%, 8/15/2023(a)		10,000	10,177
5.75%, 1/15/2024(a)		295,000	300,900
Gartner, Inc. 5.13%, 4/1/2025(a)		25,000	25,312
GCI LLC 6.88%, 4/15/2025		95,000	98,206

			434,595

Leisure Products - 0.8%
Mattel, Inc. 6.75%, 12/31/2025(a)		105,000	102,841
Vista Outdoor, Inc. 5.88%, 10/1/2023		125,000	122,500
			225,341

Machinery - 2.0%
Galapagos SA (Luxembourg) 5.38%, 6/15/2021‡(b)	EUR	100,000	104,078
Hillman Group, Inc. (The) 6.38%, 7/15/2022(a)		55,000	52,250
Mueller Water Products, Inc. 5.50%, 6/15/2026(a)		20,000	20,100
Novelis Corp. 5.88%, 9/30/2026(a)		100,000	97,380
RBS Global, Inc. 4.88%, 12/15/2025(a)		20,000	19,250
SPX FLOW, Inc. 5.63%, 8/15/2024(a)		45,000	45,113
5.88%, 8/15/2026(a)		15,000	15,150
Terex Corp. 5.63%, 2/1/2025(a)		40,000	39,700
TriMas Corp. 4.88%, 10/15/2025(a)		30,000	28,875

Investments		Principal Amount	Value
Wabash National Corp.
5.50%, 10/1/2025(a)		35,000	33,250
Welbilt, Inc. 9.50%, 2/15/2024		100,000	109,500

			564,646

Media - 10.0%
Altice Luxembourg SA (Luxembourg)
7.25%, 5/15/2022(b)	EUR	110,000	128,516
7.75%, 5/15/2022(a)		200,000	192,750
AMC Entertainment Holdings, Inc. 5.88%, 2/15/2022		10,000	10,163
5.75%, 6/15/2025		45,000	43,678
AMC Networks, Inc. 5.00%, 4/1/2024		55,000	54,106
CBS Radio, Inc. 7.25%, 11/1/2024(a)		50,000	47,875
Clear Channel Worldwide Holdings, Inc. Series B, 7.63%, 3/15/2020		190,000	190,712
Series B, 6.50%, 11/15/2022		305,000	311,863
DISH DBS Corp. 5.88%, 7/15/2022		115,000	110,400
5.00%, 3/15/2023		60,000	53,400
5.88%, 11/15/2024		465,000	404,550
7.75%, 7/1/2026		60,000	54,150
Meredith Corp. 6.88%, 2/1/2026(a)		35,000	35,438
SES SA (Luxembourg) (EUR Swap Annual 5 Year + 4.66%), 4.62%, 1/2/2022(b)(c)(d)(e)	EUR	100,000	120,133
(EUR Swap Annual 5 Year + 5.40%), 5.63%, 1/29/2024(b)(c)(d)(e)	EUR	100,000	123,492
Sinclair Television Group, Inc. 5.63%, 8/1/2024(a)		100,000	98,500
Sirius XM Radio, Inc. 6.00%, 7/15/2024(a)		175,000	181,843
5.38%, 4/15/2025(a)		120,000	121,800
5.00%, 8/1/2027(a)		10,000	9,662
Telenet Finance VI Luxembourg SCA (Luxembourg)
4.88%, 7/15/2027(b)	EUR	90,000	112,010
Videotron Ltd. (Canada) 5.38%, 6/15/2024(a)		200,000	205,500
5.13%, 4/15/2027(a)		25,000	24,750
Ziggo Bond Finance BV (Netherlands)
4.63%, 1/15/2025(b)	EUR	125,000	144,368

			2,779,659

Metals & Mining - 0.6%
Freeport-McMoRan, Inc. 3.88%, 3/15/2023		120,000	115,500
4.55%, 11/14/2024		40,000	38,500

			154,000

Multiline Retail - 0.2%
Neiman Marcus Group Ltd. LLC 8.75% (cash),
10/15/2021(a)(f)		87,780	59,910

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Oil, Gas & Consumable Fuels - 8.3%
Andeavor Logistics LP 5.25%, 1/15/2025	20,000	20,475
Antero Midstream Partners LP 5.38%, 9/15/2024	100,000	100,750
Blue Racer Midstream LLC 6.13%, 11/15/2022(a)	80,000	81,598
6.63%, 7/15/2026(a)	25,000	25,188
Carrizo Oil & Gas, Inc. 8.25%, 7/15/2025	15,000	16,087
Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	35,000	37,187
5.13%, 6/30/2027	30,000	30,525
Chesapeake Energy Corp. 8.00%, 12/15/2022(a)	70,000	73,587
8.00%, 1/15/2025	95,000	97,019
8.00%, 6/15/2027	50,000	50,625
Covey Park Energy LLC 7.50%, 5/15/2025(a)	30,000	30,563
DCP Midstream Operating LP 5.38%, 7/15/2025	16,000	16,400
Denbury Resources, Inc. 9.25%, 3/31/2022(a)	48,000	51,300
Diamondback Energy, Inc. 5.38%, 5/31/2025	20,000	20,450
EnLink Midstream Partners LP 4.40%, 4/1/2024	40,000	38,975
4.85%, 7/15/2026	20,000	19,415
EP Energy LLC 9.38%, 5/1/2024(a)	115,000	90,563
8.00%, 11/29/2024(a)	30,000	30,075
8.00%, 2/15/2025(a)	15,000	10,837
7.75%, 5/15/2026(a)	140,000	143,150
Gulfport Energy Corp. 6.63%, 5/1/2023	25,000	25,500
Halcon Resources Corp. 6.75%, 2/15/2025	55,000	51,356
Hess Infrastructure Partners LP 5.63%, 2/15/2026(a)	20,000	20,150
Jagged Peak Energy LLC 5.88%, 5/1/2026(a)	20,000	19,700
MEG Energy Corp. (Canada) 7.00%, 3/31/2024(a)	145,000	131,769
6.50%, 1/15/2025(a)	45,000	44,775
Newfield Exploration Co. 5.38%, 1/1/2026	60,000	62,550
NGPL PipeCo LLC 4.38%, 8/15/2022(a)	35,000	35,263
4.88%, 8/15/2027(a)	10,000	10,077
Oasis Petroleum, Inc. 6.88%, 1/15/2023	140,000	142,975
6.25%, 5/1/2026(a)	40,000	40,700
Parsley Energy LLC 5.38%, 1/15/2025(a)	20,000	20,148
5.25%, 8/15/2025(a)	30,000	29,775
5.63%, 10/15/2027(a)	20,000	20,250
SM Energy Co. 6.63%, 1/15/2027	28,000	28,876
Southwestern Energy Co. 4.10%, 3/15/2022	30,000	29,250

Investments		Principal Amount	Value
6.20%, 1/23/2025(g)		75,000	75,094
7.50%, 4/1/2026		20,000	20,950
7.75%, 10/1/2027		20,000	21,150
Summit Midstream Holdings LLC 5.75%, 4/15/2025		25,000	24,125
Sunoco LP 4.88%, 1/15/2023(a)		10,000	9,865
5.50%, 2/15/2026(a)		15,000	14,363
Tallgrass Energy Partners LP 5.50%, 1/15/2028(a)		60,000	60,600
Targa Resources Partners LP 4.25%, 11/15/2023		100,000	97,000
5.88%, 4/15/2026(a)		35,000	35,875
5.00%, 1/15/2028(a)		30,000	29,138
Whiting Petroleum Corp. 5.75%, 3/15/2021		85,000	87,125
6.63%, 1/15/2026		15,000	15,600
WildHorse Resource Development Corp. 6.88%, 2/1/2025		50,000	50,375
6.88%, 2/1/2025(a)		15,000	15,113
WPX Energy, Inc. 6.00%, 1/15/2022		15,000	15,487
8.25%, 8/1/2023		15,000	17,025
5.75%, 6/1/2026		21,000	21,184

			2,307,952

Personal Products - 0.4%
Coty, Inc. 6.50%, 4/15/2026(a)		70,000	65,844
High Ridge Brands Co. 8.88%, 3/15/2025(a)		40,000	18,800
Prestige Brands, Inc. 6.38%, 3/1/2024(a)		20,000	20,181

			104,825

Pharmaceuticals - 3.6%
Bausch Health Cos., Inc. 4.50%, 5/15/2023(b)	EUR	435,000	492,303
7.00%, 3/15/2024(a)		45,000	47,475
6.13%, 4/15/2025(a)		225,000	209,250
5.50%, 11/1/2025(a)		25,000	24,937
9.00%, 12/15/2025(a)		55,000	58,163
8.50%, 1/31/2027(a)		26,000	26,715
inVentiv Group Holdings, Inc. 7.50%, 10/1/2024(a)		31,000	32,786
Nidda BondCo GmbH (Germany) 5.00%, 9/30/2025(b)	EUR	100,000	113,071

			1,004,700

Professional Services - 0.4%
La Financiere Atalian SASU (France)
5.13%, 5/15/2025(a)	EUR	100,000	114,131

Road & Rail - 1.7%
Avis Budget Car Rental LLC 6.38%, 4/1/2024(a)		125,000	124,375
Herc Rentals, Inc. 7.75%, 6/1/2024(a)		85,000	91,668
Hertz Corp. (The) 7.63%, 6/1/2022(a)		70,000	69,475
6.25%, 10/15/2022		45,000	41,962

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments		Principal Amount	Value
5.50%, 10/15/2024(a)		185,000	154,938

			482,418

Semiconductors & Semiconductor Equipment - 0.5%
Amkor Technology, Inc. 6.38%, 10/1/2022		100,000	101,750
Entegris, Inc. 4.63%, 2/10/2026(a)		45,000	43,369

			145,119

Software - 1.8%
ACI Worldwide, Inc. 6.38%, 8/15/2020(a)		100,000	100,000
5.75%, 8/15/2026(a)		41,000	41,410
Ascend Learning LLC 6.88%, 8/1/2025(a)		20,000	20,200
Fair Isaac Corp. 5.25%, 5/15/2026(a)		21,000	21,158
Infor US, Inc. 6.50%, 5/15/2022		260,000	263,372
Informatica LLC 7.13%, 7/15/2023(a)		70,000	71,225

			517,365

Specialty Retail - 1.7%
EVOCA SpA (Italy) 7.00%, 10/15/2023(b)	EUR	100,000	123,550
Hema Bondco I BV (Netherlands) (EURIBOR 3 Month +
6.25%), 6.25%,
7/15/2022(b)(d)	EUR	100,000	110,704
PetSmart, Inc. 7.13%, 3/15/2023(a)		90,000	60,525
5.88%, 6/1/2025(a)		60,000	48,675
8.88%, 6/1/2025(a)		35,000	23,625
Staples, Inc. 8.50%, 9/15/2025(a)		100,000	94,490

			461,569

Trading Companies & Distributors - 1.3%
Rexel SA (France) 2.63%, 6/15/2024(b)	EUR	100,000	118,440
United Rentals North America, Inc.
5.50%, 5/15/2027		170,000	169,575
4.88%, 1/15/2028		75,000	71,484

			359,499

Wireless Telecommunication Services - 5.0%
Crystal Almond SARL (Greece) 10.00%, 11/1/2021(b)	EUR	100,000	125,361
Sprint Corp. 7.63%, 2/15/2025		680,000	721,650
7.63%, 3/1/2026		15,000	15,753
Telefonica Europe BV (Spain) (EUR Swap Annual 8 Year +
2.97%), 3.88%,
9/22/2026(b)(c)(d)(e)	EUR	100,000	107,067
T-Mobile US, Inc. 6.50%, 1/15/2024‡		95,000	—
6.50%, 1/15/2026‡		160,000	—
T-Mobile USA, Inc. 6.50%, 1/15/2024		95,000	98,325
6.50%, 1/15/2026		160,000	169,150
4.75%, 2/1/2028		25,000	23,545

Investments	Principal Amount	Value
4.75%, 2/1/2028‡	25,000	—
United States Cellular Corp. 6.70%, 12/15/2033	125,000	127,656

		1,388,507

TOTAL CORPORATE BONDS (Cost $24,744,806)		24,644,795

Investments	Principal Amount	Value

LOAN ASSIGNMENTS - 4.2%(h)

Communications Equipment - 0.2%
Plantronics, Inc., 1st Lien Term Loan (ICE LIBOR USD 3 Month + 2.50%), 4.58%, 7/2/2025(d)	65,000	64,810

Containers & Packaging - 0.4%
Bway Holding Co., 1st Lien Term
Loan (ICE LIBOR USD 3 Month + 3.25%), 5.58%, 4/3/2024(d)	108,900	108,433

Health Care Providers & Services - 0.4%
AirMedical Group, 1st Lien Term
Loan B (ICE LIBOR USD 1 Month + 4.25%), 6.33%, 3/14/2025(d)	104,475	103,757

Hotels, Restaurants & Leisure - 0.3%
Club Corp Holdings, Inc., Term Loan B (ICE LIBOR USD 2 Month + 2.75%), 5.08%, 9/18/2024(d)	93,030	91,937

Household Products - 0.1%
Kronos Acquisition Intermediate Inc.,
1st Lien Term B Loan (Canada) (ICE LIBOR USD 1 Month + 4.00%), 6.06%, 5/15/2023(d)	30,000	29,719

Leisure Products - 0.5%
Steinway Musical Instruments, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.75%), 5.81%, 2/14/2025(d)	134,663	134,663

Machinery - 0.6%
Accudyne Industries LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 8/18/2024(d)	69,352	69,526
Titan Acquisition Ltd., 1st Lien Term
Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 3/28/2025(d)	109,725	103,847

		173,373

Media - 0.6%
iHeartCommunications, Inc., Term
Loan D(f)
(ICE LIBOR USD 1 Month + 6.75%), 8.83%, 1/30/2019(d)	150,000	111,626

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

Investments	Principal Amount	Value
Meredith Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 5.08%, 1/31/2025(d)	65,936	66,082

		177,708

Multiline Retail - 0.4%
Neiman Marcus Group, Inc., Other Term Loan
(ICE LIBOR USD 1 Month + 3.25%), 5.33%, 10/25/2020(d)	113,222	104,956

Oil, Gas & Consumable Fuels - 0.1%
MEG Energy Corp., 1st Lien Term B
Loan (Canada)
(ICE LIBOR USD 1 Month + 3.50%), 5.58%, 12/31/2023(d)	9,375	9,382

Real Estate Management & Development - 0.2%
CityCenter Holdings LLC, Term Loan B
(ICE LIBOR USD 1 Month + 2.25%), 4.33%, 4/18/2024(d)	59,662	59,634

Specialty Retail - 0.4%
Staples, Inc., 1st Lien Term Loan
(ICE LIBOR USD 3 Month + 4.00%), 6.34%, 9/12/2024(d)	109,175	108,805

TOTAL LOAN ASSIGNMENTS
(Cost $1,183,113)		1,167,177

Investments	Principal Amount	Value

CONVERTIBLE BONDS - 2.6%

Communications Equipment - 0.3%
Finisar Corp. 0.50%, 12/15/2036	100,000	92,149

Electronic Equipment, Instruments & Components - 0.4%
II-VI, Inc. 0.25%, 9/1/2022(a)	100,000	121,000

Media - 1.0%
DISH Network Corp. 3.38%, 8/15/2026	40,000	37,624
Live Nation Entertainment, Inc. 2.50%, 5/15/2019	100,000	145,139
2.50%, 3/15/2023(a)	100,000	103,562

		286,325

Oil, Gas & Consumable Fuels - 0.0%(i)
Chesapeake Energy Corp. 5.50%, 9/15/2026(g)	10,000	9,679

Semiconductors & Semiconductor Equipment - 0.9%
Cypress Semiconductor Corp. 2.00%, 2/1/2023(a)	100,000	106,958

Investments	Principal Amount	Value
ON Semiconductor Corp.
1.00%, 12/1/2020	100,000	127,011

		233,969

TOTAL CONVERTIBLE BONDS
(Cost $661,111)		743,122

Investments	Shares	Value

COMMON STOCKS - 0.8%

Equity Real Estate Investment Trusts (REITs) - 0.6%
VICI Properties, Inc.‡	6,638	138,800
VICI Properties, Inc.*‡	1,757	36,739

		175,539

Hotels, Restaurants & Leisure - 0.2%
Caesars Entertainment Corp.*	4,948	50,470

TOTAL COMMON STOCKS
(Cost $190,641)		226,009

Investments	Shares	Value

SHORT-TERM INVESTMENTS - 4.7%

INVESTMENT COMPANIES - 4.7%
JPMorgan U.S. Government Money
Market Fund Class Institutional
Shares, 1.82%(j)(k) (Cost $1,301,007)	1,301,007	1,301,007

Total Investments - 100.6% (Cost $28,080,678)		28,082,110
Liabilities in Excess of Other Assets - (0.6%)		(176,422)

Net Assets - 100.0%		27,905,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited)

(Amounts in U.S. Dollars, unless otherwise noted)

Futures contracts outstanding as of August 31, 2018:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Short Contracts
U.S. Treasury 10 Year Note	(4)	12/2018	USD	(480,625)	616
U.S. Treasury 5 Year Note	(6)	12/2018	USD	(680,109)	34

					650

Forward foreign currency exchange contracts outstanding as of August 31, 2018:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	20,940	USD	24,284	Australia & New Zealand Banking
				Group Ltd.	9/5/2018	21
USD	8,514	EUR	7,278	Barclays Bank plc	9/5/2018	66
USD	1,550,644	EUR	1,318,230	Citibank, NA	9/5/2018	20,509
USD	2,840,453	EUR	2,416,751	HSBC Bank, NA	9/5/2018	35,210
USD	19,907	EUR	17,087	Royal Bank of Canada	9/5/2018	73
USD	123,167	GBP	93,506	TD Bank Financial Group	9/5/2018	1,942
USD	2,629,320	EUR	2,244,719	Goldman Sachs International	10/3/2018	18,354
USD	1,764,612	EUR	1,504,994	HSBC Bank, NA	10/3/2018	14,064
USD	146,786	EUR	125,631	National Australia Bank Ltd.	10/3/2018	658
USD	121,784	GBP	93,506	Barclays Bank plc	10/3/2018	422

Total unrealized appreciation						91,319

EUR	2,244,719	USD	2,623,861	Goldman Sachs International	9/5/2018	(18,303)
EUR	1,504,994	USD	1,760,952	HSBC Bank, NA	9/5/2018	(14,030)
EUR	4,152	USD	4,820	National Australia Bank Ltd.	9/5/2018	– (l)
GBP	93,506	USD	121,646	Barclays Bank plc	9/5/2018	(421)
USD	17,784	EUR	15,460	Royal Bank of Canada	9/5/2018	(162)

Total unrealized depreciation						(32,916)

Net unrealized appreciation						58,403

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

Centrally Cleared Credit default swap contracts outstanding - buy protection(1) as of August 31, 2018:

Reference Obligation/Index	Financing Rate Paid / (Received) by the Fund (%)	Payments Frequency	Maturity Date	Implied Credit Spread (%)(2)	Notional Amount(3)	Upfront Payments (Receipts) ($)(4)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX.NA.HY.30-V1	5.00	Quarterly	6/20/2023	3.31	USD 1,000,000	(62,002)	(17,230)	(79,232)

						(62,002)	(17,230)	(79,232)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
SCA	Limited partnership with share capital
USD	United States Dollar

(a)

Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration.

(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(c)

Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2018.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2018.
(e)	Security is an interest bearing note with preferred security characteristics.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan High Yield Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2018 (Unaudited) (continued)

(f)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(g)

Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of August 31, 2018.

(h)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms. (i) Amount rounds to less than 0.1% of net assets.
(j)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P.

Morgan Investment Management Inc.

(k)	The rate shown is the current yield as of August 31, 2018. (l) Amount rounds to less than 1.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018

	JPMorgan Flexible Long/Short Fund	JPMorgan High Yield Opportunities Fund

ASSETS:
Investments in non-affiliates, at value	$25,186,401	$26,781,103
Investments in affiliates, at value	1,662,330	1,301,007
Options and swaptions purchased, at value	16,107	—
Cash	43,443	4,975
Foreign currency, at value	10,640	—
Deposits at broker for futures contracts	33,000	30,000
Deposits at broker for centrally cleared swaps	34,386	45,000
Receivables:
Investment securities sold	90,186	76,177
Interest from non-affiliates	284,706	379,023
Dividends from affiliates	2,825	2,389
Tax reclaims	2,483	—
Unrealized appreciation on forward foreign currency exchange contracts	129,944	91,319
Outstanding OTC swap contracts, at value (net upfront payments of $664 and $0, respectively)	393	—
Due from Adviser	13,440	2,651

Total Assets	27,510,284	28,713,644

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—	482,171
Investment securities purchased	408,210	175,962
Variation margin on futures contracts	3,942	328
Unrealized depreciation on forward foreign currency exchange contracts	46,972	32,916
Outstanding options and swaptions written, at fair value	3,876	—
Outstanding OTC swap contracts, at value (net upfront receipts of $41,714 and $0, respectively)	45,606	—
Variation margin on centrally cleared swaps (net upfront receipts of $45,410 and $62,002 respectively)	385	1,999
Accrued liabilities:
Distribution fees	18	19
Service fees	5,685	4,729
Custodian and accounting fees	9,063	6,858
Collateral management fees	3,487	884
Trustees’ and Chief Compliance Officer’s fees	132	208
Audit fees	84,098	81,649
Other	13,013	20,233

Total Liabilities	624,487	807,956

Net Assets	$26,885,797	$27,905,688

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2018 (continued)

	JPMorgan Flexible Long/Short Fund	JPMorgan High Yield Opportunities Fund

NET ASSETS:
Paid-in-Capital	$26,574,277	$27,811,533
Accumulated undistributed (distributions in excess of) net investment income	(9,695)	(15,639)
Accumulated net realized gains (losses)	423,972	68,543
Net unrealized appreciation (depreciation)	(102,757)	41,251

Total Net Assets	$26,885,797	$27,905,688

Net Assets:
Class A	$21,393	$22,293
Class C	21,163	22,068
Class I	26,821,616	27,838,872
Class R6	21,625	22,455

Total	$26,885,797	$27,905,688

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,114	2,217
Class C	2,099	2,195
Class I	2,650,237	2,768,819
Class R6	2,137	2,233

Net Asset Value (a):
Class A - Redemption price per share	$10.12	$10.06
Class C - Offering price per share (b)	10.08	10.05
Class I - Offering and redemption price per share	10.12	10.05
Class R6 - Offering and redemption price per share	10.12	10.06
Class A maximum sales charge	3.75%	3.75%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$10.51	$10.45

Cost of investments in non-affiliates	$25,363,386	$26,779,671
Cost of investments in affiliates	1,662,279	1,301,007
Cost of options and swaptions purchased	54,820	—
Cost of foreign currency	10,634	(480,673)
Premiums received from options and swaptions written	30,299	—

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED AUGUST 31, 2018 (Unaudited)

	JPMorgan Flexible Long/Short Fund	JPMorgan High Yield Opportunities Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$615,005	$830,428
Interest income from affiliates	3	—
Dividend income from non-affiliates	—	3,547
Dividend income from affiliates	9,526	7,938
Foreign taxes withheld	(4,830)	(2,217)

Total investment income	619,704	839,696

EXPENSES:
Investment advisory fees	67,253	83,362
Administration fees	10,907	11,266
Distribution fees:
Class A	27	28
Class C	79	82
Service fees:
Class A	27	28
Class C	26	27
Class I	33,546	34,651
Custodian and accounting fees	43,930	17,854
Collateral management fees	6,974	1,768
Interest expense to affiliates	83	740
Professional fees	61,475	62,240
Trustees’ and Chief Compliance Officer’s fees	12,555	12,632
Printing and mailing costs	3,309	3,927
Registration and filing fees	221	239
Transfer agency fees (See Note 2.I.)	87	83
Other	5,406	5,784

Total expenses	245,905	234,711

Less fees waived	(79,147)	(102,577)
Less expense reimbursements	(46,253)	(21,074)

Net expenses	120,505	111,060

Net investment income (loss)	499,199	728,636

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,449	124,101
Investments in affiliates	26	—
Options and swaptions purchased	(36,162)	—
Futures contracts	(19,339)	(3,429)
Foreign currency transactions	2,395	2,458
Forward foreign currency exchange contracts	530,607	332,765
Options and swaptions written	33,500	—
Swaps	(4,737)	(19,306)

Net realized gain (loss)	515,739	436,589

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(710,642)	(489,887)
Investments in affiliates	60	—
Options and swaptions purchased	(42,690)	—
Futures contracts	1,483	1,640
Foreign currency translations	(4,043)	(2,261)
Forward foreign currency exchange contracts	(86,445)	(42,511)
Options and swaptions written	25,450	—
Swaps	(10,201)	(9,779)

Change in net unrealized appreciation/depreciation	(827,028)	(542,798)

Net realized/unrealized gains (losses)	(311,289)	(106,209)

Change in net assets resulting from operations	$187,910	$622,427

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Flexible Long/Short Fund		JPMorgan High Yield Opportunities Fund

	Six Months Ended August 31, 2018	Year Ended	Six Months Ended August 31, 2018	Year Ended
	(Unaudited)	February 28, 2018	(Unaudited)	February 28, 2018

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$499,199	$973,422	$728,636	$1,384,884
Net realized gain (loss)	515,739	(726,542)	436,589	(190,509)
Change in net unrealized appreciation/depreciation	(827,028)	611,840	(542,798)	(44,278)

Change in net assets resulting from operations	187,910	858,720	622,427	1,150,097

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(84)	(549)	(622)	(1,108)
From net realized gains	—	—	—	(196)
Class C
From net investment income	(53)	(495)	(556)	(986)
From net realized gains	—	—	—	(194)
Class I
From net investment income	(140,114)	(745,177)	(807,797)	(1,439,410)
From net realized gains	—	—	—	(244,505)
Class R6
From net investment income	(140)	(652)	(671)	(1,198)
From net realized gains	—	—	—	(196)

Total distributions to shareholders	(140,391)	(746,873)	(809,646)	(1,687,793)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	140,391	746,873	703,905	1,730,714

NET ASSETS:
Change in net assets	187,910	858,720	516,686	1,193,018
Beginning of period	26,697,887	25,839,167	27,389,002	26,195,984

End of period	$26,885,797	$26,697,887	$27,905,688	$27,389,002

Accumulated undistributed (distributions in excess of) net investment income	$(9,695)	$(368,503)	$(15,639)	$65,371

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Flexible Long/Short Fund		JPMorgan High Yield Opportunities Fund

	Six Months Ended		Six Months Ended
	August 31, 2018	Year Ended	August 31, 2018	Year Ended
	(Unaudited)	February 28, 2018	(Unaudited)	February 28, 2018

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	84	549	622	1,304

Change in net assets resulting from Class A capital transactions	$84	$549	$622	$1,304

Class C
Distributions reinvested	53	495	556	1,180

Change in net assets resulting from Class C capital transactions	$53	$495	$556	$1,180

Class I
Proceeds from shares issued	$—	$892,665	$106,373	$1,298,571
Distributions reinvested	140,114	745,177	807,797	1,683,915
Cost of shares redeemed	—	(892,665)	(212,114)	(1,255,650)

Change in net assets resulting from Class I capital transactions	$140,114	$745,177	$702,056	$1,726,836

Class R6
Distributions reinvested	140	652	671	1,394

Change in net assets resulting from Class R6 capital transactions	$140	$652	$671	$1,394

Total change in net assets resulting from capital transactions	$140,391	$746,873	$703,905	$1,730,714

SHARE TRANSACTIONS:
Class A
Reinvested	9	54	62	127

Change in Class A Shares	9	54	62	127

Class C
Reinvested	5	49	56	114

Change in Class C Shares	5	49	56	114

Class I
Issued	—	87,516	10,532	126,882
Reinvested	13,927	73,657	80,724	163,503
Redeemed	—	(87,516)	(21,064)	(122,742)

Change in Class I Shares	13,927	73,657	70,192	167,643

Class R6
Reinvested	14	65	67	135

Change in Class R6 Shares	14	65	67	135

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance						Ratios/Supplemental data
	Net asset value, beginning of period	Investment operations			Distributions			Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Ratios to average net assets (a)			Portfolio turnover rate (c)
		Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions				Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
JPMorgan Flexible Long/Short Fund
Class A
Six Months Ended August 31, 2018 (Unaudited)	$10.10	$0.18	$(0.12)	$0.06	$(0.04)	$ —	$(0.04)	$10.12	0.59%	$21,393	1.16%	3.46%	2.10%	25%
Year Ended February 28, 2018	10.06	0.35	(0.05)	0.30	(0.26)	—	(0.26)	10.10	3.05	21,270	1.14(f)	3.44(f)	3.56(f)	57
June 30, 2016 (g) through February 28, 2017	10.00	0.21	0.10	0.31	(0.24)	(0.01)	(0.25)	10.06	3.18	20,638	1.13(f)	3.11(f)	3.13(f)	30
Class C
Six Months Ended August 31, 2018 (Unaudited)	10.07	0.15	(0.11)	0.04	(0.03)	—	(0.03)	10.08	0.35	21,163	1.63	2.97	2.61	25
Year Ended February 28, 2018	10.06	0.30	(0.05)	0.25	(0.24)	—	(0.24)	10.07	2.50	21,094	1.64(f)	2.94(f)	4.06(f)	57
June 30, 2016 (g) through February 28, 2017	10.00	0.17	0.11	0.28	(0.21)	(0.01)	(0.22)	10.06	2.84	20,568	1.63(f)	2.61(f)	3.61(f)	30
Class I
Six Months Ended August 31, 2018 (Unaudited)	10.10	0.19	(0.12)	0.07	(0.05)	—	(0.05)	10.12	0.73	26,821,616	0.90	3.71	1.83	25
Year Ended February 28, 2018	10.06	0.37	(0.04)	0.33	(0.29)	—	(0.29)	10.10	3.28	26,634,076	0.89(f)	3.69(f)	1.91(f)	57
June 30, 2016 (g) through February 28, 2017	10.00	0.22	0.11	0.33	(0.26)	(0.01)	(0.27)	10.06	3.37	25,777,256	0.88(f)	3.36(f)	2.01(f)	30
Class R6
Six Months Ended August 31, 2018 (Unaudited)	10.10	0.20	(0.11)	0.09	(0.07)	—	(0.07)	10.12	0.85	21,625	0.64	3.96	1.61	25
Year Ended February 28, 2018	10.06	0.40	(0.05)	0.35	(0.31)	—	(0.31)	10.10	3.54	21,447	0.64(f)	3.94(f)	3.05(f)	57
June 30, 2016 (g) through February 28, 2017	10.00	0.24	0.10	0.34	(0.27)	(0.01)	(0.28)	10.06	3.53	20,705	0.63(f)	3.61(f)	2.61(f)	30

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance						Ratios/Supplemental data
	Net asset value, beginning of period	Investment operations			Distributions			Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Ratios to average net assets (a)			Portfolio turnover rate (c)
		Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions				Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits
JPMorgan High Yield Opportunities Fund
Class A
Six Months Ended August 31, 2018 (Unaudited)	$10.13	$0.26	$(0.04)	$0.22	$(0.29)	$ —	$(0.29)	$10.06	2.18%	$22,293	1.00%	5.06%	1.96%	20%
Year Ended February 28, 2018	10.33	0.51	(0.09)	0.42	(0.53)	(0.09)	(0.62)	10.13	4.18	21,820	0.99(f)	4.95(f)	3.60(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.32	0.47	(0.14)	—	(0.14)	10.33	4.76	20,944	0.97(f)	4.41(f)	3.73(f)	6
Class C
Six Months Ended August 31, 2018 (Unaudited)	10.13	0.23	(0.05)	0.18	(0.26)	—	(0.26)	10.05	1.79	22,068	1.55	4.49	2.47	20
Year Ended February 28, 2018	10.33	0.45	(0.08)	0.37	(0.48)	(0.09)	(0.57)	10.13	3.61	21,660	1.55(f)	4.40(f)	4.10(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.13	0.32	0.45	(0.12)	—	(0.12)	10.33	4.57	20,906	1.53(f)	3.87(f)	4.25(f)	6
Class I
Six Months Ended August 31, 2018 (Unaudited)	10.13	0.27	(0.05)	0.22	(0.30)	—	(0.30)	10.05	2.18	27,838,872	0.80	5.25	1.69	20
Year Ended February 28, 2018	10.33	0.53	(0.09)	0.44	(0.55)	(0.09)	(0.64)	10.13	4.39	27,323,588	0.79(f)	5.15(f)	1.86(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.15	0.33	0.48	(0.15)	—	(0.15)	10.33	4.83	26,133,164	0.78(f)	4.61(f)	2.67(f)	6
Class R6
Six Months Ended August 31, 2018 (Unaudited)	10.13	0.28	(0.04)	0.24	(0.31)	—	(0.31)	10.06	2.38	22,455	0.60	5.44	1.46	20
Year Ended February 28, 2018	10.33	0.55	(0.09)	0.46	(0.57)	(0.09)	(0.66)	10.13	4.60	21,934	0.59(f)	5.35(f)	3.08(f)	37
November 1, 2016 (g) through February 28, 2017	10.00	0.16	0.33	0.49	(0.16)	—	(0.16)	10.33	4.90	20,970	0.58(f)	4.82(f)	3.24(f)	6

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended February 28, 2018 and for the period ended February 28, 2017.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2018 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Flexible Long/Short Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan High Yield Opportunities Fund	Class A, Class C, Class I and Class R6	Diversified

The investment objective of the JPMorgan Flexible Long/Short Fund (“Flexible Long/Short Fund”) is to seek to provide total return.

The investment objective of the JPMorgan High Yield Opportunities Fund (“High Yield Opportunities Fund”) is to seek a high level of current income. Capital appreciation is a secondary objective.

The Flexible Long/Short Fund and High Yield Opportunities Fund commenced operations on June 30, 2016 and November 1, 2016, respectively. Currently, the Funds are not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Flexible Long/Short Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$–	$82,230	$–	$82,230
Convertible Bonds
Other Convertible Bonds	–	602,183	–	602,183
Corporate Bonds
Communications Equipment	–	37,506	3	37,509
Pharmaceuticals	–	265,656	1,920	267,576
Wireless Telecommunication Services	–	597,390	–(a)	597,390
Other Corporate Bonds	–	16,844,058	–	16,844,058

Total Corporate Bonds	–	17,744,610	1,923	17,746,533

U.S. Treasury Obligations	–	156,434	–	156,434
Common Stock
Aerospace & Defense	–	–	1,638	1,638
Other Common Stocks	16,445	–	–	16,445

Total Common Stocks	16,445	–	1,638	18,083

Loan Assignments
Other Loan Assignments	–	6,580,938	–	6,580,938
Short-Term Investments
Investment Companies	1,662,330	–	–	1,662,330

Total Investments in Securities	$1,678,775	$25,166,395	$3,561	$26,848,731

Flexible Long/Short Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$129,944	$–	$129,944
Futures Contracts	1,164	–	–	1,164

Swaptions Purchased	–	16,107	–	16,107
Swaps	–	21,393	–	21,393

Total Appreciation in Other Financial Instruments	$1,164	$167,444	$–	$168,608

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(46,972)	$–	$(46,972)
Futures	(3,669)	–	–	(3,669)
Swaptions Written	–	(3,876)	–	(3,876)
Swaps	–	(14,372)	–	(14,372)

Total Depreciation in Other Financial Instruments	$(3,669)	$(65,220)	$–	$(68,889)

High Yield Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Convertible Bonds
Other Convertible Bonds	$–	$743,122	$–	$743,122
Corporate Bonds Machinery	–	460,568	104,078	564,646
Wireless Telecommunication Services	–	1,388,507	–(a)	1,388,507
Other Corporate Bonds	–	22,691,642	–	22,691,642

Total Corporate Bonds	–	24,540,717	104,078	24,644,795

Common Stocks
Equity Real Estate Investment Trusts (REITs)	–	–	175,539	175,539
Other Common Stocks	50,470	–	–	50,470

Total Common Stocks	50,470	–	175,539	226,009

Loan Assignments
Other Loan Assignments	–	1,167,177	–	1,167,177
Short-Term Investments
Investment Companies	1,301,007	–	–	1,301,007

Total Investments in Securities	$1,351,477	$26,451,016	$279,617*	$28,082,110

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$91,319	$–	$91,319
Futures Contracts	650	–	–	650

Total Appreciation in Other Financial Instruments	$650	$91,319	$–	$91,969

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(32,916)	$–	$(32,916)
Swaps	–	(17,230)	–	(17,230)

Total Depreciation in Other Financial Instruments	$–	$(50,146)	$–	$(50,146)

(a)	Value is zero.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no significant transfers between any levels during the six months ended August 31, 2018

* Level 3 securities are valued by brokers and pricing services. At August 31, 2018, the value of these securities was approximately $279,617. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

High Yield Opportunities Fund	Balance as of February 28, 2018	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2018
Investments in Securities:
Common Stocks — Equity Real Estate Investment Trusts (REITs)	$—	$—	$11,417	$—	$—	$—	$164,122	$—	$175,539
Corporate Bonds — Machinery	—	—	(15,039)	186	—	—	118,931	—	104,078
Corporate Bonds — Wireless Telecommunication Services	—	—	—	—	—	—	—	—	—(a)

Total	$—	$—	$(3,622)	$186	$—	$—	$283,053	$—	$279,617

(a)	Value is zero.

1 Purchases include all purchases of securities and securities received in corporate actions.

2 Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2018, which were valued using significant unobservable inputs (level 3), amounted to $(3,622).

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of August 31, 2018, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Funds invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Funds invest in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the fund’s rights may be more limited than the Lender from which it acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Derivatives — The Funds used derivative instruments including futures, forward foreign currency exchange contracts, options (Flexible Long/Short Fund) and swaps, in connection with their investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Funds to close out their position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Funds.

Notes D(1) — D(4) below describe the various derivatives used by the Funds.

(1). Options — The Flexible Long/Short Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium they paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Funds used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Funds also used futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of August 31, 2018, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(4). Swaps — The Funds engaged in various swap transactions, including credit default, interest rate and return swaps, to manage credit and interest rate (e.g., duration, yield curve) risks within its portfolio. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively, on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Funds is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI and cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the

Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Funds may be required to post or receive collateral for OTC Swaps.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing houses.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Funds entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(5). Summary of Derivatives Information

The following tables present the value of derivatives held as of August 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

Flexible Long-Short Fund

Derivative Contracts		Statements of Assets and Liabilities Location
Gross Assets:		Options and Swaptions (a)	Futures Contracts (b)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (c)	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$ —	$1,164	$ —	$ 17,298	$—	$ 18,462
Foreign exchange contracts	Receivables	—	—	129,944	—	—	129,944
Credit contracts	Receivables	16,107	—	—	1,907	393	18,407

Total		$ 16,107	$1,164	$ 129,944	$ 19,205	$393	$166,813

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$ —	$(3,669)	$ —	$ —	$—	$ (3,669)
Foreign exchange contracts	Payables	—	—	(46,972)	—	—	(46,972)
Credit contracts	Payables	(3,876)	—	—	(53,431)	(45,606)	(102,913)

Total		$ (3,876)	$(3,669)	$ (46,972)	$ (53,431)	$(45,606)	$(153,554)

(a)	The market value of options purchased is reported as investments in non-affiliates, at value on the Statements of Assets and Liabilities.
(b)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(c)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the value of derivatives held as of August 31, 2018, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

High Yield Opportunities Fund

Derivative Contracts		Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	Total
Interest rate contracts	Receivable, Net Assets-Unrealized
	Appreciation	$650	$—	$—	$650
Foreign exchange contracts	Receivable	—	91,319	—	91,319

Total		$650	$91,319	$—	$91,969

Gross Liabilities:
Foreign exchange contracts	Payables	$—	$(32,916)	$—	$(32,916)
Credit contracts	Payables	—	—	(79,232)	(79,232)

Total		$—	$(32,916)	$(79,232)	$(112,148)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOI. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended August 31, 2018, by primary underlying risk exposure:

Flexible Long/Short Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options and Swaptions	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(4,996)	$(19,339)	$—	$(681)	$(25,016)
Foreign exchange contracts	—	—	530,607	—	530,607
Credit contracts	2,334	—	—	(4,056)	(1,722)

Total	$(2,662)	$(19,339)	$530,607	$(4,737)	$503,869

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Options and Swaptions	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$1,062	$1,483	$—	$1,270	$3,815
Foreign exchange contracts	—	—	(86,445)	—	(86,445)
Credit contracts	(18,302)	—	—	(11,471)	(29,773)

Total	$(17,240)	$1,483	$(86,445)	$(10,201)	$(112,403)

High Yield Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$(3,429)	$—	$—	$(3,429)
Foreign exchange contracts	—	332,765	—	332,765
Credit contracts	—	—	(19,306)	(19,306)

Total	$(3,429)	$332,765	$(19,306)	$310,030

High Yield Opportunities Fund
Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$1,640	$—	$—	$1,640
Foreign exchange contracts	—	(42,511)	—	(42,511)
Credit contracts	—	—	(9,779)	(9,779)

Total	$1,640	$(42,511)	$(9,779)	$(50,650)

Derivatives Volume

The tables below disclose the volume of the Funds’ futures contracts, forward foreign currency exchange contracts, options and swaps activity during the six months ended August 31, 2018. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Flexible Long/Short Fund	High Yield Opportunities Fund
Futures Contracts - Interest:
Average Notional Balance Long	$1,441,823	$—
Average Notional Balance Short	2,408,129	1,162,395
Ending Notional Balance Long	2,102,357	—
Ending Notional Balance Short	1 338 223	1,160,734

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	3,279,553	2,118,723
Average Settlement Value Sold	12,166,289	7,997,637
Ending Settlement Value Purchased	6,786,613	4,535,563
Ending Settlement Value Sold	12,971,852	9,222,971

Credit Default Swaps:
Average Notional Balance - Buy Protection	4,410,757	1,000,000
Average Notional Balance - Sell Protection	1,577,054	—
Ending Notional Balance - Buy Protection	4,903,630	1,000,000
Ending Notional Balance - Sell Protection	1,270,630	—

Exchange-Traded Options:
Average Number of Contracts Purchased	17	—
Average Number of Contracts Written	17	—
Ending Number of Contracts Purchased	—	—
Ending Number of Contracts Written	—	—

Swaptions & OTC Options:
Average Notional Balance Purchased	4,885,000	—
Average Notional Balance Written	4,885,000	—
Ending Notional Balance Purchased	7,635,000	—
Ending Notional Balance Written	7,635,000	—

Interest Rate-Related Swaps:
Average Notional Balance — Pays Fixed Rate	450,000	—
Ending Notional Balance — Pays Fixed Rate	450,000	—

The Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding OTC swap contracts, non-deliverable Forward Foreign Currency Exchange Contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. For certain counterparties, cash collateral posted by the Funds is invested in an affiliated money market fund. Otherwise the cash collateral is included on the Statements of Assets and Liabilities as Restricted cash.

The Funds’ derivatives contracts held at August 31, 2018 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Investment Transactions with Affiliates —The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Flexible Long/Short Fund

For the six months ended August 31, 2018
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 2.04%(a)(b)	$400,800	$1,992,173	$2,093,481	$26	$60	$299,578	299,488	$3,663	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82%(a)(b)	44,636	2,001,456	683,340	—	—	1,362,752	1,362,752	5,863	$—

Total	$445,436	$3,993,629	$2,776,821	$26	$60	$1,662,330		$9,526	$—

High Yield Opportunities Fund

For the six months ended August 31, 2018
Security Description	Value at February 28, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at August 31, 2018	Shares at August 31, 2018	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 1.82%(a)(b)	$1,311,048	$7,444,953	$7,454,994	$—	$—	$1,301,007	1,301,007	$7,938	$—

(a) Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(b) The rate shown is the current yield as of August 31, 2018.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

Dividend income net of foreign tax withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended August 31, 2018 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Flexible Long/Short Fund	$3	$3	$78	$3	$87
High Yield Opportunities Fund	3	3	74	3	83

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2018, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Flexible Long/Short Fund	0.50%
High Yield Opportunities Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended August 31, 2018, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Funds shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively. In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2018, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Flexible Long/Short Fund	0.25%	0.25%	0.25%
High Yield Opportunities Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the SOP/Statements of Operations. Prior to March 1, 2018, payments to the custodian were reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations. F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the Funds’ average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6
Flexible Long/Short Fund	1.15%	1.65%	0.90%	0.65%
High Yield Opportunities Fund	1.00	1.55	0.80	0.60

The expense limitation agreements were in effect for the six months ended August 31, 2018 and are in place until at least June 30, 2019.

For the six months ended August 31, 2018, the Funds’ service providers waived fees and/or reimbursed expenses for the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Flexible Long/Short Fund	$67,253	$10,907	$ 84	$78,244	$46,253
High Yield Opportunities Fund	83,362	11,266	7,027	101,655	21,074

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expense in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds.

The amounts of waivers resulting from investments in these money market funds for the six months ended August 31, 2018 were as follows:

Flexible Long/Short Fund	$903
High Yield Opportunities Fund	922

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief

Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended August 31, 2018, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Funds may use related party broker-dealers. For the six months ended August 31, 2018, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended August 31, 2018, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Flexible Long/Short Fund	$6,292,124	$6,013,869	$325,066	$186,773
High Yield Opportunities Fund	6,464,973	5,193,613	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2018 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Long/Short Fund	$26,963,726	$594,963	$696,699	$(101,736)
High Yield Opportunities Fund	28,018,676	682,483	639,228	43,255

As of February 28, 2018, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Flexible Long/Short Fund	$ 38,721	$ —
High Yield Opportunities Fund	—	177,390

Specified ordinary losses and net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2018, the Funds deferred to March 1, 2018 the following specified ordinary losses and net capital losses of:

	Net capital loss
	Short-Term	Long-Term	Specified Loss
Flexible Long/Short Fund	$ —	$ —	$196,440
High Yield Opportunities Fund	43,552	46,926	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The

Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2018.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds entered into contracts that contain a variety of representations which provide general indemnifications.

Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2018, all the Funds’ shares were held by the Adviser.

The Funds’ investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Funds’ investments and the income they generate, as well as the Funds’ ability to repatriate such amounts.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has been raising interest rates, the Funds may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

The Funds invest in interest bearing notes with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

Investing in securities of foreign countries may include certain risks and considerations not typically associated with investing in U.S. securities. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and currencies, and future and adverse political, social and economic developments.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Certain derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts and forward foreign currency exchange contracts.

8. New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 requires that the premium be amortized to the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of these changes on the financial statements, if any.

In August 2018, the FASB issued ASU 2018-13 Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management is currently evaluating the implications of these changes.

9. Subsequent Event

Effective October 5, 2018, the Funds may engage in securities lending to broker dealers or other financial institutions approved by the Funds. Citibank N. A. serves as lending agent for the Funds.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2018, and continued to hold your shares at the end of the reporting period, August 31, 2018.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
Flexible Long/Short Fund
Class A
Actual	$1,000.00	$1,005.90	$5.86	1.16%
Hypothetical	1,000.00	1,019.36	5.90	1.16
Class C
Actual	1,000.00	1,003.50	8.23	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class I
Actual	1,000.00	1,007.30	4.55	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class R6
Actual	1,000.00	1,008.50	3.24	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During the Period*	Annualized Expense Ratio
High Yield Opportunities Fund
Class A
Actual	$1,000.00	$1,0121.80	$5.10	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,017.90	7.88	1.55
Hypothetical	1,000.00	1,017.39	7.88	1.55
Class I
Actual	1,000.00	1,021.80	4.08	080
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R6
Actual	1,000.00	1,023.80	3.06	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2018 at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2018.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholder.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc.

(“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b- 1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally will be paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory breakpoints, but noted that each Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has added or enhanced services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), attraction and retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. For certain Funds, the Trustees and Adviser determined that the Peer Group and/or Universe were less meaningful and the independent consultant prepared an analysis of those Funds across various risk and return metrics including tracking error, volatility, total excess return versus various indices and customized peer groups across groups of funds with similar portfolio objectives (as selected by the independent consultant). The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Flexible Long/Short Fund’s performance for Class A shares was in the third quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2017. The Trustees noted the performance for Class I shares was in the first and third quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Advisor. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the High Yield Opportunities Fund’s performance for both Class A and Class I shares was in the second quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2017. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and the administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate after taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Funds’ advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Flexible Long/Short Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe and the actual total expenses for Class A shares were in the second and third quintile based on the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively.    After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were satisfactory in light of the services provided to the Fund.

The Trustees noted that the High Yield Opportunities Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2018. All rights reserved. August 2018.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 07, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
November 07, 2018

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
November 07, 2018